                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               (AMENDMENT NO. 6)

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             Hotel Investors Trust
                          Hotel Investors Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             Hotel Investors Trust
                          Hotel Investors Corporation
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     /X/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    The filing fee has been calculated pursuant to Rule 0-11(c)(2) under the Exchange Act and is equal to $2,600.40, or 1/50 of 1% of $13,002,000, the aggregate book value of the estimated 31.1% partnership interests in the Realty Partnership and the Operating Partnership (as each is defined in the Joint Proxy Statement) to be received by the Trust and the
    Corporation, respectively, in exchange for the contributions of their respective assets.
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

                                      N/A
- --------------------------------------------------------------------------------

Set forth the amount on which the filing fee is calculated and state how it was determined.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                             [HOTEL INVESTORS LOGO]

HOTEL INVESTORS TRUST      HOTEL INVESTORS CORPORATION
11845 WEST OLYMPIC         11845 WEST OLYMPIC BOULEVARD
  BOULEVARD                SUITE 560
SUITE 550                  LOS ANGELES, CALIFORNIA 90064
LOS ANGELES, CALIFORNIA
90064

                           IMPORTANT SPECIAL MEETINGS
                               DECEMBER 15, 1994

                                                               NOVEMBER 11, 1994

Dear Fellow Investors:

     You are cordially invited to attend the Special Meeting of Shareholders of Hotel Investors Trust (the "Trust") and the Special Meeting of Stockholders of Hotel Investors Corporation (the "Corporation")(collectively, the "Companies"), scheduled to be held on December 15, 1994. The Special Meetings will be held at the Embassy Suites Hotel, 1515 North 44th Street, Phoenix, Arizona 85008, at 11:00 a.m. and 11:30 a.m., respectively.

     At the Special Meetings, investors will be asked to approve a proposed reorganization with Starwood Capital Group, L.P. and its affiliates ("Starwood"). The reorganization will pool the assets of the Trust and Corporation with certain assets of Starwood, creating an entity with interests in 47 hotels in 21 states. Starwood is a real estate investment organization which acquires equity and debt interests in hotels and other real estate. Since 1991, Starwood has made over $700 million in real estate investments, including hotel investments exceeding $300 million since 1992. The reorganization will enlarge and diversify the Companies' portfolio of hotel assets, improve the financial stability of the Companies and their ability to refinance existing debt, and position the Companies for access to capital markets.

     Pursuant to the reorganization, at the Special Meetings a new Board of Trustees of the Trust and a new Board of Directors of the Corporation will be elected, including nominees designated by Starwood who would constitute a majority of each Board.

     The Board of Trustees of the Trust and the Board of Directors of the Corporation have carefully reviewed and considered these transactions. Furthermore, Salomon Brothers Inc, a nationally recognized investment banking firm, has rendered an opinion to the Board of Trustees of the Trust and the Board of Directors of the Corporation that the reorganization is fair, from a financial point of view, to the shareholders of the Trust and the stockholders of the Corporation, other than Starwood. Investors are urged to read and give their prompt attention to the Joint Proxy Statement which explains in detail the reorganization proposal, as well as the advantages and disadvantages of the proposal.

     THE BOARD OF TRUSTEES OF THE TRUST AND THE BOARD OF DIRECTORS OF THE CORPORATION, BY UNANIMOUS VOTES, HAVE EACH DETERMINED THAT THE REORGANIZATION PROPOSAL IS IN THE BEST INTEREST OF INVESTORS AND RECOMMEND A VOTE "FOR" THE PROPOSAL.

     Your vote is important, regardless of the number of shares you own. Remember, failure to vote is equivalent to a vote AGAINST the reorganization. Accordingly, you are urged to promptly sign, date and mail your enclosed proxy.

     If you have any questions, or need assistance in voting, please call D.F. King & Co., Inc. which is assisting us at (800) 488-8035.

     On behalf of the Trustees and Directors, thank you for your continued support.

                                          Sincerely,

                                          JEFFREY C. LAPIN
                                          -----------------------
                                          Jeffrey C. Lapin
                                          Chief Executive Officer
                                          Hotel Investors Trust


                                          KEVIN E. MALLORY
                                          -----------------------
                                          Kevin E. Mallory
                                          Executive Vice President
                                          Hotel Investors Corporation

                             [HOTEL INVESTORS LOGO]

                             HOTEL INVESTORS TRUST
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Hotel Investors Trust:

     Notice is hereby given that a Special Meeting of Shareholders (the "Trust Meeting") of Hotel Investors Trust, a Maryland real estate investment trust (the "Trust"), will be held at the Embassy Suites Hotel, 1515 North 44th Street, Phoenix, Arizona 85008, on December 15, 1994 at 11:00, a.m. local time, for the following purposes:

     1. To consider and vote upon a proposal relating to a reorganization (the "Reorganization") involving the Trust, Hotel Investors Corporation (the "Corporation") and Starwood Capital Group, L.P. and its affiliates ("Starwood") pursuant to which, among other things, (a) the Trust will become the sole general partner of a limited partnership (the "Realty Partnership") to which the Trust will contribute all of its assets (subject to substantially all of its liabilities, including the Senior Debt (as defined herein) of the Trust) in exchange for an approximate 28.3% interest in the Realty Partnership, and Starwood will become a 71.7% limited partner of the Realty Partnership, (b) the Trust will be authorized to issue, upon the exchange of all limited partnership interests in the Realty Partnership initially held by Starwood, shares of Beneficial Interest ("Trust Shares") of the Trust representing up to approximately 71.7% of the issued and outstanding Trust Shares, (c) the Board of Trustees of the Trust will be authorized to effect a reverse stock split of the Trust Shares, and (d) the Trust will amend its Declaration of Trust to, among other things (i) change the name of the Trust to "Starwood Lodging Trust", (ii) create a classified Board of Trustees, (iii) increase the number of authorized Trust Shares and change the par value of the Trust Shares from $1.00 par value to $.01 par value, (iv) eliminate the provision limiting the principal amount of Trust borrowing to no more than 300% of the net assets of the Trust; (v) eliminate the provisions prohibiting the Trust from (A) making any investment in real property in an amount that exceeds 40% of the sum of the Trust's net worth and subordinated indebtedness, (B) making any investment in unimproved non-income producing real property that exceeds 10% of the Trust's assets and
(C) investing in certain types of assets or engaging in certain other activities, (vi) eliminate the cumulative voting provisions of the Declaration of Trust and (vii) update the provisions of the Declaration of Trust which are designed to allow the Trust to qualify as a REIT for federal income tax purposes (the further amendment of which provisions would require the affirmative vote of holders owning two-thirds of the outstanding Trust Shares). Shareholders of the Trust are being given the opportunity to vote separately, if they so desire, on the portions of the Reorganization Proposal described in clauses (ii) and (vi) above.

     2. To elect a new Board of Trustees of the Trust, including nominees designated by Starwood who would constitute a majority of the Board.

     3. To consider and vote upon the ratification of the selection of Deloitte & Touche LLP as the independent public accountants of the Trust for the Trust's 1994 fiscal year.

     4. To transact such other business as may properly come before the Trust Meeting or any adjournment thereof.

     Only holders of record of Trust Shares at the close of business on November 7, 1994 are entitled to receive notice of, and to vote at, the Trust Meeting and any adjournment thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE TRUST MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                          By Order of the Board of Trustees

                                          SHERWIN L. SAMUELS
                                          -----------------------
                                          Sherwin L. Samuels
                                          Secretary

November 11, 1994
Los Angeles, California

                             [HOTEL INVESTORS LOGO]

                          HOTEL INVESTORS CORPORATION

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Hotel Investors Corporation:

     Notice is hereby given that a Special Meeting of Stockholders (the "Corporation Meeting") of Hotel Investors Corporation, a Maryland corporation (the "Corporation"), will be held at the Embassy Suites Hotel, 1515 North 44th Street, Phoenix, Arizona 85008 on December 15, 1994 at 11:30 a.m., local time, for the following purposes:

     1. To consider and vote upon a proposal relating to a reorganization (the "Reorganization") involving the Corporation, Hotel Investors Trust (the "Trust") and Starwood Capital Group, L.P. and its affiliates ("Starwood") pursuant to which, among other things, (a) the Corporation and its subsidiaries will become the general partners of a limited partnership (the "Operating Partnership") to which the Corporation and its subsidiaries will contribute all of their operating assets (subject to substantially all of their liabilities) in exchange for an approximate 28.3% interest in the Operating Partnership, and Starwood will become a 71.7% limited partner of the Operating Partnership, (b) the Corporation will be authorized to issue, upon the exchange of all limited partnership interests in the Operating Partnership initially held by Starwood, shares of Common Stock ("Corporation Shares") of the Corporation representing up to approximately 71.7% of the issued and outstanding Corporation Shares, (c) the Board of Directors of the Corporation will be authorized to effect a reverse stock split of the Corporation Shares, and (d) the Corporation will amend its Articles of Incorporation to, among other things (i) change the name of the Corporation to "Starwood Lodging Corporation", (ii) create a classified Board of Directors and provide for removal of directors only for cause, (iii) increase the number of authorized Corporation Shares and change the par value of the Corporation Shares from $.10 par value to $.01 par value, (iv) eliminate the cumulative voting provisions of the Articles of Incorporation and (v) update the provisions of the Articles of Incorporation which are designed to allow the Trust to qualify as a REIT for federal income tax purposes (the further amendment of which provisions would require the affirmative vote of holders owning two-thirds of the outstanding Corporation Shares). Stockholders of the Corporation are being given the opportunity to vote separately, if they so desire, on the portions of the Reorganization Proposal described in clauses (ii) and (iv) above.

     2. To elect a new Board of Directors of the Corporation, including nominees designated by Starwood who would constitute a majority of the Board.

     3. To consider and vote upon the ratification of the selection of Deloitte & Touche LLP as the independent public accountants of the Corporation for the Corporation's 1994 fiscal year.

     4. To transact such other business as may properly come before the Corporation Meeting or any adjournment thereof.

     Only holders of record of Corporation Shares at the close of business on November 7, 1994 are entitled to receive notice of, and to vote at, the Corporation Meeting and any adjournment thereof.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE CORPORATION MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICI-

TATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                          By Order of the Board of Directors


                                          KEVIN E. MALLORY
                                          ----------------------
                                          Kevin E. Mallory
                                          Executive Vice President

November 11, 1994
Los Angeles, California

                             [HOTEL INVESTORS LOGO]

HOTEL INVESTORS TRUST      HOTEL INVESTORS CORPORATION
11845 WEST OLYMPIC         11845 WEST OLYMPIC BOULEVARD
  BOULEVARD                SUITE 560
SUITE 550                  LOS ANGELES, CALIFORNIA 90064
LOS ANGELES, CALIFORNIA
90064


                            ------------------------
                              JOINT PROXY STATEMENT
                            ------------------------

               SPECIAL MEETINGS OF SHAREHOLDERS AND STOCKHOLDERS
                        TO BE HELD ON DECEMBER 15, 1994

     This Joint Proxy Statement is being furnished to shareholders of Hotel Investors Trust, a Maryland real estate investment trust (the "Trust"), and stockholders of Hotel Investors Corporation, a Maryland corporation (the "Corporation"), in connection with the solicitation of proxies by the Trust's Board of Trustees (the "Board of Trustees") and the Corporation's Board of Directors (the "Board of Directors") for use at the Trust's Special Meeting of Shareholders (the "Trust Meeting") and the Corporation's Special Meeting of Stockholders (the "Corporation Meeting" and, together with the Trust Meeting, the "Special Meetings"), respectively, to be held on December 15, 1994, at the times and place and for the purposes specified in the accompanying Notices of Special Meeting, and at any adjournment(s) of such meetings.

     The Shares of Beneficial Interest, par value $1.00 per share, of the Trust ("Shares") and the shares of Common Stock, par value $.10 per share, of the Corporation ("Shares") are "paired" and may only be held and transferred in units consisting of one Trust Share and one Corporation Share (a "Paired Share"). The Trust, the Corporation and the Corporation's subsidiaries are sometimes referred to herein as "Hotel Investors" or the "Companies".

     At the Special Meetings, shareholders of the Trust and stockholders of the Corporation will each be voting on, among other things, a proposal (the "Reorganization Proposal") relating to a reorganization (the "Reorganization") involving the Trust, the Corporation and Starwood Capital Group, L.P. and its affiliates (collectively, "Starwood"). Pursuant to the Reorganization, the Trust will become the sole general partner of SLT Realty Limited Partnership (the "Realty Partnership") and Starwood will be the limited partner. The Trust will contribute to the Realty Partnership all of the assets of the Trust (subject to substantially all of its liabilities, including the Senior Debt of the Trust) in exchange for a 28.3% interest in the Realty Partnership. Starwood will contribute to the Realty Partnership cash and other assets, subject to certain liabilities, in exchange for the remaining approximate 71.7% interest in the Realty Partnership.

     Pursuant to the Reorganization, the Corporation and its subsidiaries will become the general partners of SLC Operating Limited Partnership (the "Operating Partnership") and Starwood will be the limited partner. The Corporation and its subsidiaries will contribute to the Operating Partnership all of their operating assets (subject to substantially all of their liabilities) in exchange for a 28.3% interest in the Operating Partnership. Such assets will be contributed upon the consummation of the Reorganization, except for certain gaming assets which will be contributed upon receipt of certain regulatory approvals. Starwood will contribute to the Operating Partnership cash and other assets, subject to certain liabilities, in exchange for the remaining approximate 71.7% interest in the Operating Partnership.

     The limited partner interests of Starwood in the Realty Partnership and the Operating Partnership (collectively, the "Partnerships") will be exchangeable for, at the option of the Trust and the Corporation, either cash or Paired Shares representing up to approximately 71.7% of the Paired Shares after the Reorganization.

     As part of the Reorganization, a new Board of Trustees of the Trust and a new Board of Directors of the Corporation will be elected, including nominees designated by Starwood who would constitute a majority of each Board. See "The Reorganization."

     The Trust and the Corporation are also seeking ratification of the appointment of their independent public accountants for 1994.

     This Joint Proxy Statement and the related form of proxy are first being sent or given to shareholders of the Trust and stockholders of the Corporation on or about November 11, 1994.

          THE DATE OF THIS JOINT PROXY STATEMENT IS NOVEMBER 11, 1994.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    3
Introduction and Voting Rights........................................................   22
The Reorganization Proposal...........................................................   24
The Reorganization....................................................................   26
The Partnerships......................................................................   54
Certain Federal Income Tax Consequences...............................................   59
Adoption of Amendments to Trust Declaration and Restated Articles of Incorporation....   71
Election of Trustees of the Trust.....................................................   76
Election of Directors of the Corporation..............................................   79
Independent Public Accountants........................................................   81
Price Ranges of Paired Shares; Dividends..............................................   82
Security Ownership of Certain Beneficial Owners and Management........................   83
Executive Compensation................................................................   86
Report on Executive Compensation......................................................   89
Compensation Committee Interlocks and Insider Participation...........................   90
Shareholder Return Performance........................................................   90
Certain Relationships and Related Transactions........................................   91
Shareholder Proposals for Next Annual Meetings........................................   93
Independent Auditors..................................................................   94
Index to Financial Statements.........................................................  F-1

Exhibits:

        Exhibit A --  Text of Amendments to Amended and Restated Declaration of Trust of the
                      Trust
        Exhibit B --  Amended and Restated Articles of Incorporation of the Corporation
        Exhibit C --  Opinion of Salomon Brothers Inc

                                    SUMMARY

     Certain significant matters discussed in this Joint Proxy Statement are summarized below. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing in this Joint Proxy Statement, including the Exhibits hereto. Shareholders of the Trust and stockholders of the Corporation are urged to review carefully the entire Joint Proxy Statement, including the Exhibits hereto. The information in this Joint Proxy Statement assumes a one-for-seven reverse stock split. As described herein, after the consummation of the Reorganization, the Board of Trustees of the Trust and the Board of Directors of the Corporation will determine the actual ratio for the reverse stock split within a range of six to ten.

                                SPECIAL MEETINGS

DATE, TIME AND PLACE.......  The Special Meetings are to be held on December 15,
                             1994 at 11:00 and 11:30 a.m., local time, at the Embassy Suites Hotel, 1515 North 44th Street, Phoenix, Arizona 85008.

PURPOSES OF THE SPECIAL
  MEETINGS.................  The purposes of the Special Meetings are to consider and vote upon:

                               1.  The approval of a proposal (the
                             "Reorganization Proposal") to consummate the
                             Reorganization. Approval of the Reorganization Proposal will authorize, among other things, the following actions:

                                  (a)  the contribution by the Trust to the
                             Realty Partnership of all of the properties and assets of the Trust (subject to substantially all of its liabilities, including the Senior Debt (as defined herein) of the Trust);

                                  (b)  the contribution by the Corporation and
                             its subsidiaries to the Operating Partnership of all of their properties and operating assets (subject to substantially all of their liabilities), including the contribution of certain gaming assets and liabilities upon receipt of certain regulatory approvals described herein;

                                  (c) a reverse split (the "Reverse Split") of the Paired Shares in which a number of Paired Shares outstanding at the effective date of the Reverse Split (such number to be not less than six nor more than ten, as determined by the Board of Trustees and the Board of Directors) will be changed into one Paired Share;

                                  (d) the adoption of certain amendments to the Amended and Restated Declaration of Trust which (i) change the name of the Trust to "Starwood Lodging Trust"; (ii) create a classified Board of Trustees of the Trust; (iii) increase the number of authorized Trust Shares to 100 million, after giving effect to the Reverse Split, and change the par value of the Trust Shares from $1.00 par value to $.01 par value; (iv) eliminate the provision limiting the principal amount of Trust borrowing to no more than 300% of the net assets of the Trust;
                             (v) eliminate the provisions prohibiting the Trust from (A) making any investment in real property in an amount that exceeds 40% of the sum of the Trust's net worth and subordinated indebtedness and
                             (B) making any investment in unimproved non-income producing real property that exceeds 10% of the Trust's assets and (C) investing in certain types of assets or engaging in certain other activities;
                             (vi) eliminate the cumulative voting provisions of the Declaration of Trust; and (vii) update the provisions of the Declara-tion of Trust which are designed to allow the Trust to qualify as a real estate investment trust for federal income tax purposes ("REIT");

                                  (e)  the adoption of amended and restated
                             Articles of Incorporation of the Corporation which
                             (i) change the name of the Corporation to "Starwood Lodging Corporation"; (ii) create a classified Board of Directors of the Corporation and provide for removal of directors only for cause; (iii) increase the number of authorized Corporation Shares to 100 million, after giving effect to the Reverse Split, and change the par value of the Corporation Shares from $.10 par value to $.01 par value; (iv) eliminate the cumulative voting provisions of the Articles of Incorporation; and
                             (v) update the provisions of the Articles of Incorporation which are designed to allow the Trust to qualify as a REIT;

                                  (f)  the issuance, upon the exchange of all
                             limited partner interests in the Realty Partnership and the Operating Partnership held by Starwood, of Paired Shares representing up to approximately 71.7% of the Paired Shares after such exchanges; and

                                  (g)  the contribution by the Trust to the
                             Realty Partnership and the contribution by the Corporation to the Operating Partnership of substantially all of the net proceeds of the proposed underwritten public offering of Paired Shares described under "The Reorganization -- The Offering."

                               2. The election of a new Board of Trustees of the Trust and a new Board of Directors of the Corporation in connection with the Reorganization, including nominees designated by Starwood who would constitute a majority of each Board. If the new Board of Trustees is so elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will assume office immediately, even if the Reorganization is not consummated. If the new Board of Directors is so elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will take office upon the receipt of certain regulatory approvals described herein, even if the Reorganization is not consummated. If such new Boards are not so elected or if the Reorganization Proposal is not so approved, the current Trustees of the Trust and Directors of the Corporation will continue as such.

                               3. Shareholders of the Trust are being given the opportunity to vote separately, if they so desire, on the following portions of the Reorganization
                             Proposal:

                                  (a)  the creation of a classified Board of
                             Trustees of the Trust as described in Item 1(d)(ii) above; and

                                  (b) the elimination of the cumulative voting provisions of the Trust Declaration as described in
                             Item 1(d)(vi) above.

                             Stockholders of the Corporation are being given the opportunity to vote separately, if they so desire, on the following portions of the Reorganization
                             Proposal:

                                  (a)  the creation of a classified Board of
                             Directors of the Corporation as described in Item 1(e)(ii) above;

                                  (b)  the amendment to the Articles of
                             Incorporation of the Corporation to provide for removal of directors only for cause as described in
                             Item 1(e)(ii) above; and

                                  (c) the elimination of the cumulative voting provisions of the Articles of Incorporation as described in Item 1(e)(iv) above.

                               4. The ratification of the selection of Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditors of each of the Trust and the Corporation for the 1994 fiscal year.

                               5. Such other business as may properly come before the Special Meetings.

                             Adoption of each portion of the Reorganization Proposal (as well as the election of the new Board of Trustees of the Trust and a new Board of Directors of the Corporation) is a condition to the obligations to consummate the Reorganization, including those portions of the Reorganization Proposal which are to be voted on separately as described in item 3 above. The parties have the right (but not the obligation) to waive conditions to the Reorganization which are not satisfied, including if certain portions of the Reorganization Proposal are not adopted at the Special Meetings.

RECORD DATE................  Only holders of record of Trust Shares at the close of business on November 7, 1994 are entitled to notice of and to vote at the Trust Meeting and only holders of record of Corporation Shares at the close of business on November 7, 1994 are entitled to notice of and to vote at the Corporation Meeting.

                               THE REORGANIZATION

PARTIES:
  The Trust................  The Trust, which invests in fee, ground leasehold and mortgage loan interests, currently holds interests in 37 hotel properties throughout the United States, including two hotel-casinos in Nevada. The principal executive offices of the Trust are located at 11845 West Olympic Boulevard, Suite 550, Los Angeles, California 90064.

  The Corporation..........  The Corporation operates hotel properties (directly and through its wholly-owned subsidiaries), including two hotel-casinos in Nevada, which it generally leases from the Trust. The principal executive offices of the Corporation are located at 11845 West Olympic Boulevard, Suite 560, Los Angeles, California 90064.

  Paired Structure of Hotel
  Investors................  The Trust Shares and the Corporation Shares are
                             "paired" and may only be held and transferred in units consisting of one Trust Share and one Corporation Share (a "Paired Share"). Because all but three of the properties presently owned by the Trust are leased to the Corporation, holders of Paired Shares participate in both the ownership and operational aspects of the hotel business. For purposes of qualifying as a REIT, a company may not operate hotels and therefore the ability to participate in both the ownership and operation of hotel assets with the benefits of REIT status is unique to the "paired share" structure. The Internal Revenue Code permits a REIT to have a "paired share" structure only if, like the Trust, it was part of a "paired share" structure before July 1, 1983. The "paired share" structure of the Trust and the Corporation will continue after the Reorganization.

  Starwood.................  The Companies will have the benefit of a significant investment by Starwood, a company with substantial experience in owning and acquiring hotel properties. Starwood intends for the Partnerships to be, and so long as an officer, director, partner or employee of Starwood is on the Board of either the Trust or the Corporation the Partnership will be, the exclusive vehicle through which Starwood will continue to pursue hotel equity investments in the United States after the consummation of the Reorganization. Starwood is a privately held real estate investment organization which acquires equity and debt interests in hotel properties, multifamily residential properties and single family developable land throughout the United States, among other categories of assets. Since 1991, Starwood and its predecessors have been involved with transactions involving over 100 properties with an aggregate investment exceeding $700 million (on a cost basis). Starwood's principal investors are high net worth families and institutions. Starwood has acquired interests in over 8,000 hotel rooms in 44 properties at a cost exceeding $300 million since 1992.

                             Starwood currently has 27 employees, including 17 experienced real estate, finance and acquisition professionals, most of whom have invested substantial personal capital in Starwood's investments. As of November 7, 1994, Starwood owned approximately 2.5% of the outstanding Paired Shares. In addition, an affiliate of Starwood is the general partner of a partnership that has the right to acquire approximately $74.0 million of the Trust's senior secured indebtedness (the "Senior Debt"). The principal executive offices of Starwood are located at Three Pickwick Plaza, Suite 250, Greenwich, Connecticut 06830.

PRINCIPAL FEATURES OF THE
  REORGANIZATION:
  The Realty Partnership...  SLT Realty Limited Partnership (the "Realty
                             Partnership") will be formed in connection with the Reorganization, with the Trust as its sole general partner and Starwood as its limited partner. The Trust will contribute to the Realty Partnership all of its assets (subject to substantially all of its liabilities, including the Senior Debt) in exchange for an approximate 28.3% interest in the Realty Partnership, subject to adjustment. Starwood will contribute to the Realty Partnership cash and equity and debt interests in hotels in exchange for limited partnership interests ("Realty Units") in the Realty Partnership representing the remaining approximate 71.7% interest in the Realty Partnership, subject to adjustment.

                             As the sole general partner of the Realty
                             Partnership, the Trust will make all decisions on behalf of the Realty Partnership, except that at any time that Starwood owns or controls at least 15% of all outstanding Units in the Realty Partnership, the Trust may not undertake on behalf of the Realty Partnership certain "Major Decisions" (such as a merger or consolidation of, or a transfer of all or substantially all of the assets of, the Realty Partnership or a sale of assets having a book value of 25% or more of the total book value of the assets of the Realty Partnership) without the prior written consent of Starwood. For accounting purposes neither the Trust nor Starwood will unilaterally control the Realty Partnership. After the Reorganization, the Trust will conduct all of its business and operations through the Realty Partnership.

  The Operating
  Partnership..............  SLC Operating Limited Partnership (the "Operating
                             Partnership") will be formed in connection with the Reorganization, with the Corporation and its subsidiaries as its general partners and Starwood as its limited partner. The Corporation and its subsidiaries will contribute to the Operating Partnership all of their operating assets (subject to substantially all of their liabilities), including the interests in the leases of the Trust's properties, in exchange for an approximate 28.3% interest in the Operating Partnership, subject to adjustment. Starwood will contribute to the Operating Partnership cash, hotel furnishings, equipment and other assets, subject to certain liabilities, in exchange for limited partnership interests ("Operating Units") in the Operating Partnership representing the remaining approximate 71.7% interest in the Operating Partnership, subject to adjustment. Subject to the consent of the lenders of the Companies, approximately $63 million of the intercompany debt owed by the Corporation and its subsidiaries to the Trust will be cancelled prior to the formation of the Operating Partnership. In consideration of such cancellation, up to $25 million of the Senior Debt of the Realty Partnership will be guaranteed by the Corporation.

                             After the Reorganization, a subsidiary of the Corporation will continue to hold and operate its gaming assets, liabilities and operations, pending receipt of necessary regulatory approvals of the Nevada Gaming Commission. Upon the earlier of receipt of such approvals or such time as such approvals are no longer required (such event being referred to as "Gaming Approval"), such subsidiary will transfer such assets and liabilities (the "Gaming Assets") to a limited partnership owned 99% by the Operating Partnership and 1% by such subsidiary. If all or any portion of the Gaming Assets are disposed of prior to the receipt of Gaming Approval, the net proceeds of such disposition will be contributed to such limited partnership upon receipt thereof. If Gaming Approval is not received on or prior to December 31, 1995, then on such date such subsidiary will contribute to such limited partnership cash equal to the value of any Gaming Assets not contributed prior to such date. The value of such Gaming Assets will be agreed to by the Corporation and Starwood or, if they are unable to agree, such value will be determined by independent appraisers selected by the Board of Directors of the Corporation and Starwood. No additional interests in the Operating Partnership will be issued upon the transfer of either the Gaming Assets, such net proceeds or such cash. Prior to receipt of the Gaming Approval, the current Board of Directors of the Corporation will continue to serve as such and upon receipt of the Gaming Approval the new Board of Directors elected at the Corporation Meeting will commence their terms. See "Election of Trustees of the Trust" and "Election of Directors of the Corporation."

                             Prior to receipt of the Gaming Approval, the Operating Partnership will be managed by a management committee consisting of the new Board of Directors elected at the Corporation Meeting. After receipt of the Gaming Approval the Corporation will manage the business of the Operating Partnership as the managing general partner of the Operating

                             Partnership. As managing general partner, the Corporation will make all decisions on behalf of the Operating Partnership, except that at any time that Starwood owns or controls at least 15% of all outstanding Units in the Operating Partnership, the Corporation may not undertake on behalf of the Operating Partnership certain "Major Decisions" (such as a merger or consolidation of, or a transfer of all or substantially all of the assets of, the Operating Partnership or a sale of assets having a book value of 25% or more of the total book value of the assets of the Operating Partnership), without the prior written consent of Starwood. For accounting purposes, neither the Corporation nor Starwood will unilaterally control the Operating Partnership. After the Reorganization, the Operating Partnership will lease from the Realty Partnership the hotel properties which the Corporation and its subsidiaries presently lease from the Trust and certain properties acquired by the Realty Partnership from Starwood, and the Operating Partnership may lease from the Realty Partnership and operate hotel properties acquired by the Realty Partnership in the future.

  Exchange of Units........  Holders of Realty Units and Operating Units
                             (collectively, the "Units") will have the right to tender any or all of the Units held by them to the Trust and the Corporation. Units may be tendered only in pairs, consisting of one Realty Unit and one Operating Unit. The Trust and the Corporation will have the option to deliver, in exchange for each pair of Units tendered, either one Paired Share, cash equal to the market value of one Paired Share at the time of such tender or a combination of cash and Paired Shares. The right to tender for Paired Shares is subject to certain limitations, including (i) a prohibition on such tender if the Trust would not qualify following such tender as a REIT (including the requirement that no holder (other than certain current holders) of Paired Shares own, directly, indirectly or constructively, more than 8.0% of the outstanding Paired Shares (the "REIT Ownership Limitation")) and (ii) prior to receipt of Gaming Approval, a requirement for 90 days written notice to the Trust and the Corporation prior to any exchange of Units for Paired Shares that would result in the holder beneficially owning more than 4.9% of the outstanding Paired Shares. As a result of the REIT Ownership Limitation and Starwood's current ownership of approximately 2.5% of the outstanding Paired Shares, immediately after the Reorganization is consummated, Starwood would not be able to receive upon exchange of its Units more than 5.5% of the then outstanding Paired Shares. In addition, prior to the receipt of the Gaming Approval, Starwood would not be able to own, directly or indirectly, more than 4.9% of the outstanding Paired Shares.

                             If the Trust and the Corporation do not issue Paired Shares upon a tender of Units because of the REIT Ownership Limitation, the tendering holder may, subject to certain limitations, cause the Trust and the Corporation to effect a registered public offering of an equivalent number of Paired Shares. The proceeds of such offering would be used to purchase such tendered Units.

     Upon consummation of the Reorganization, the ownership structure of the Companies and the Partnerships will be as follows:(1)


                                   [CHART]

- ---------------
(1) Does not reflect any issuance of additional Units to Starwood upon any exchange by Starwood of up to $12,000,000 of outstanding Senior Debt that Starwood may acquire on or before six months from the approval of the Reorganization Proposal. An affiliate of Starwood is the general partner of a partnership which has the right to acquire approximately $74.0 million of Senior Debt. If such Units are issued, then (i) the percentages of each of the Trust and the Corporation owned by current holders (other than Starwood) after the Unit exchange would be approximately 24.8% and (ii) the percentages of each of the Trust and the Corporation owned by Starwood after the Unit exchange would be approximately 75.2%. Any such Units issued pursuant to such exchange would be exchangeable for Paired Shares on the same basis as other Units issued to Starwood in connection with the Reorganization.

(2) Because of the REIT Ownership Limitation, Starwood can only exchange Units which will cause Starwood to receive in exchange therefor not more than an additional 5.5% of the outstanding Paired Shares, bringing its Paired Share ownership to 8.0%.

  Amendments to Declaration
  of Trust.................  In connection with the Reorganization, the Trust proposes to amend the Amended and Restated
                             Declaration of Trust of the Trust to, among other things: (i) change the name of the Trust to "Starwood Lodging Trust"; (ii) create a classified Board of Trustees of the Trust; (iii) increase the number of authorized Trust Shares to 100 million, after giving effect to the reverse stock split described below, and change the par value of the Trust Shares from $1.00 par value to $.01 par value; (iv) eliminate the provision limiting the principal amount of Trust borrowing to no more than 300% of the net assets of the Trust; (v) eliminate the provisions prohibiting the Trust from (A) making any investment in real property in an amount that exceeds 40% of the sum of the Trust's net worth and subordinated indebtedness and (B) making any investment in unimproved non-income producing real property that exceeds 10% of the Trust's assets and (C) investing in certain types of assets or engaging in certain activities; (vi) eliminate the cumulative voting provisions of the Declaration of Trust; and
                             (vii) update the provisions of the Declaration of Trust which are designed to allow the Trust to qualify as a REIT for federal income tax purposes (the further amendment of which provisions would require the affirmative vote of holders owning two-thirds of the outstanding Trust Shares).

                             If approved, the amendments are expected to be effected upon the consummation of the Reorganization, except that the increase in the number of authorized Trust Shares will be effected immediately after the effectiveness of the Reverse Split, which may occur after the consummation of the Reorganization.

                             Shareholders of the Trust are being asked to approve and adopt such amendments (the "Trust Amendments") which are attached to this Joint Proxy Statement as Exhibit A.

  Amendments to Articles of
  Incorporation............  In connection with the Reorganization, the
                             Corporation proposes to amend its Articles of Incorporation of the Corporation to: (i) change the name of the Corporation to "Starwood Lodging Corporation"; (ii) create a classified Board of Directors of the Corporation and provide for removal of directors only for cause; (iii) increase the number of authorized Corporation Shares to 100 million, after giving effect to the reverse stock split described below, and change the par value of the Corporation Shares from $.10 par value to $.01 par value; (iv) eliminate the cumulative voting provisions of the Articles of Incorporation and (v) update the provisions of the Articles of Incorporation which are designed to allow the Trust to qualify as a REIT for federal income tax purposes (the further amendment of which provisions would require the affirmative vote of holders owning two-thirds of the outstanding Corporation Shares).

                             If approved, the amendments will be effected upon the consummation of the Reorganization, except that the increase in the number of authorized Corporation Shares will be effected immediately after the effectiveness of the Reverse Split, which may occur after the consummation of the Reorganization.

                             Stockholders of the Corporation are being asked to approve and adopt the Amended and Restated Articles of Incorporation (the "Restated Articles") attached to this Joint Proxy Statement as Exhibit B, which reflects such amendments.

  Election of New Boards...  Pursuant to the Reorganization, a new Board of
                             Trustees of the Trust and a new Board of Directors of the Corporation will be elected. If the new Board of Trustees is so elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will assume office immediately, even if the Reorganization is not consummated. If the new Board of Directors is so elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will take office upon the receipt of certain regulatory approvals described herein, even if the Reorganization is not consummated. If such new Boards are not so elected or if the Reorganization Proposal is not so approved, the current Trustees of the Trust and Directors of the Corporation will continue as such. See "Election of Trustees of the Trust" and "Election of Directors of the Corporation."

  Reverse Stock Split......  In connection with the Reorganization, the Board of
                             Trustees of the Trust and the Board of Directors of the Corporation will be authorized to effect the Reverse Split, in which a number of Paired Shares outstanding at the effective date of the Reverse Split (such number to be not less than six nor more than ten, as determined by the Board of Trustees and the Board of Directors) will be changed into one Paired Share. The purpose of the Reverse Split would be to increase the liquidity and marketability of the Paired Shares by raising the trading price per Paired Share and attracting investors and brokers who would otherwise be reluctant to deal in a lower-priced stock, and to facilitate public offerings of Paired Shares after the Reorganization. Fractional shares resulting from the Reverse Split will be redeemed for cash as described herein.

                             The Board of Trustees and the Board of Directors will be authorized to determine the applicable ratio and effective date of the Reverse Split. The Reverse Split will be effected by amendments to the Declaration of Trust and the Articles of Incorporation, which will be filed immediately prior to the effective date of the Reverse Split. Promptly after the effective date of the Reverse Split, a letter of transmittal will be mailed to holders of Paired Shares containing instructions relating to the surrender of outstanding certificates for Paired Shares in exchange for new certificates representing the Paired Shares after giving effect to the Reverse Split. Share certificates should not be surrendered until the letter of transmittal is received.

OPERATIONS AFTER
  THE REORGANIZATION:

  Business and
  Properties...............  If the Reorganization is completed, the Trust will be one of the largest publicly traded REITs investing exclusively in hotel properties and the Realty Partnership will own interests in 47 hotels located in 21 states throughout the United States. After the Reorganization, the Trust and the Corporation will have a total equity capitalization (based on a thirty day average of the market value of Paired Shares at November 7, 1994 and assuming the exchange of all Units for Paired Shares) of approximately $126.4 million and a total market capitalization (the total equity capitalization plus the principal amount of all indebtedness) of approximately $339.3 million, as compared with the total equity capitalization and total market capitalization for the Trust and the Corporation of approximately $21.5 million (based on a thirty day average of the market value of Paired Shares at June 13, 1994, the date of the first public announcement of the Reorganization) and approximately $190.1 million, respectively, prior to the Reorganization. Following the Reorganization, the Realty Partnership will own fee or ground leasehold interests in over 5,900 rooms and the Operating Partnership will operate over 5,600 rooms. After the Reorganization, the pro forma net loss and pro forma funds from operations of the Partnerships for the year ended December 31, 1993 will be ($1,232,000) and $12,965,000, respectively, as compared with the historical net loss and funds from operations of the Companies for such year of ($7,032,000) and $4,548,000. Funds from operations (as defined herein) does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. Funds from operations should not be considered an alternative to net income as an indication of the Companies' financial performance or as an alternative to cash flows from operating activities as a measure of liquidity.

                             After the Reorganization, the Partnerships will be the exclusive vehicle through which Starwood will continue to pursue hotel equity investments in the United States. Starwood is currently negotiating the acquisition of several hotels, hotel portfolios and related assets. Such acquisitions are subject to further negotiation and numerous conditions and there can be no assurance that any such acquisitions will be completed. The Trust and the Corporation have agreed that Starwood may consummate any acquisition which is subject to an executed letter of intent or contract prior to the Reorganization, which acquisition relates to a group of five or more properties with a total value in excess of $100 million. Starwood will have the right to operate any such properties and the Partnerships will not have the right to acquire any such properties from Starwood.

  Business Objectives......  The primary business objectives and operating strategy following the Reorganization will be to
                             (i) replace the existing Senior Debt and mortgage debt with a more stable, lower cost capital structure and (ii) increase per share funds from operations and amounts available for distribution to shareholders by continuing to improve hotel operations and through the opportunistic acquisition of additional hotels.

  Distributions............  Following the Reorganization, the operations of the
                             Realty Partnership are expected to generate sufficient cash flow from operations to enable the Trust to make distributions to holders of Trust Shares. Any such distributions would be subject to the consent of the Companies' lenders. The holder of a majority of the Senior Debt has agreed, among other things, to permit distributions necessary to preserve the Trust's REIT status.

  Management...............  Following the Reorganization, the Trust and the
                             Corporation will have access to the expertise of Starwood's real estate, finance and acquisition professionals. In connection with the Reorganization, a new Board of Trustees of the Trust will be elected and a new Board of Directors of the Corporation will be elected and, in the case of the Corporation, assume office effective upon the receipt of the Gaming Approval.

REASONS FOR THE
  REORGANIZATION...........  The principal reasons for the Reorganization are as follows:

                             - The Reorganization will result in the ownership
                               and operation, through the Partnerships, of interests in 47 hotel assets located in 21 states throughout the United States. Accordingly, the continuing ownership interest of the holders of Paired Shares will represent an investment in an enterprise with a significantly larger and more diversified portfolio of hotel assets. After the Reorganization, the Partnerships will have improved debt service coverage ratios, a substantially reduced debt to market capitalization ratio and an increased total equity capitalization.

                             - The enhanced financial stability resulting from
                               the Reorganization increases the likelihood that the Trust and the Corporation will be able to access new capital to repay the existing Senior Debt and other mortgage indebtedness and to finance future growth through public offerings or through refinancings on more favorable terms. See "The Offering."

                             - The structure of the Reorganization (including
                               Starwood's significant percentage ownership after the Reorganization, Starwood's agreement that the Partnerships will be the exclusive vehicle through which Starwood will continue to pursue hotel equity investments in the United States, and other elements of the Reorganization) is intended to align the interests of Starwood with those of the holders of Paired Shares and demonstrates Starwood's long-term commitment to the Partnerships and its desire to continue to make real estate acquisitions through the Partnerships.

                             - The operations of the Realty Partnership
                               following the Reorganization are expected to generate sufficient cash flow from operations to enable the Trust to make distributions to holders of the Trust Shares. Any such distributions would be subject to the consent of the Companies' lenders. The holder of a majority of the Senior Debt has agreed, among other things, to permit distributions necessary to preserve the Trust's REIT status.

                             - The possible adverse consequences to the Trust
                               and the Corporation of failing to consummate the Reorganization, including the possibility of a default on the Senior Debt and the lack of desirable alternatives to the Reorganization.

                             - The approximate 28.3% general partner interest in
                               the Realty Partnership and the Operating
                               Partnership to be received by the Trust and the Corporation, respectively, in exchange for the respective contributions of all their assets.

                             - The contributions by Starwood to the Realty
                               Partnership and the Operating Partnership. The cash contribution to the Partnerships by Starwood of approximately $5,000,000 will be available to, among other things, pay the expenses of the Reorganization and provide liquidity for other corporate purposes.

                             - The creation of the Partnerships and the control
                               of the Trust and the Corporation over the Partnerships will give the Trust and the Corporation the option of using either Paired Shares or Units (in addition to cash) in connection with future acquisitions, thus increasing the alternatives available to offer to potential sellers of hotels and allowing the Trust and the Corporation to offer potential sellers continued participation on a tax deferred basis through the use of Units.

                             - The Reorganization will enable the respective
                               managements of the Trust and the Corporation to concentrate their efforts more directly on enhancing the business of the Partnerships and thereby increasing shareholder and stockholder value, instead of expending a significant amount of time and effort on compliance with and restructuring of the terms of the Senior Debt.

                             - The holder of approximately $74.0 million of the
                               Senior Debt has agreed, among other matters, that in the event the Reorganization is consummated,
                               (i) current restrictions under the Senior Debt on the acquisition of additional assets by the Companies and the Partnerships shall be removed and (ii) other provisions in the documents evidencing the Senior Debt will be modified so as to facilitate the qualification of the Trust as a REIT (for example, elimination of the requirement that the Trust and Corporation be merged with consequent loss of the unique Paired Share structure and loss of the Trust's REIT status, permitting distributions necessary to preserve the Trust's REIT status and permitting the forgiveness of certain intercompany loans from the Trust to the Corporation). Such holder has also issued a commitment

                               (subject to completion of due diligence) to extend financing to be used to purchase the remainder of the Senior Debt from the only other holder of the Senior Debt, in the event that a similar agreement is not obtained from such other holder.

  Interests of the Starwood
  Group in Matters to be
  Voted On.................  Starwood and its affiliates will receive certain benefits in connection with the Reorganization, including the following:

                             - Ownership of Units and Paired Shares resulting in
                               a 71.7% interest on a fully diluted basis in the Companies.

                             - The new Board of Trustees of the Trust and the
                               new Board of Directors of the Corporation to be elected in connection with the Reorganization include nominees designated by Starwood who would constitute a majority of each Board.

                             - Barry S. Sternlicht, the founder, President and
                               CEO of Starwood, will become the Chairman and Chief Executive Officer of the Trust.

                             - Starwood will have the right to exchange up to
                               $12,000,000 of outstanding Senior Debt which it may acquire, for additional Units in the Partnerships.

                             - Starwood will have the potential for improved
                               liquidity upon exchange of Units for Paired
                               Shares, resulting from its investment in a publicly held entity, as well as increased diversification of its investment.

                             - Upon consummation of the Reorganization, Starwood
                               will receive notes issued by the Partnerships which would be payable only if the Trust and the Corporation consummate a public offering of Paired Shares within 18 months following the consummation of the Reorganization, which offering results in the receipt by the Trust and the Corporation of gross proceeds of not less than $150 million. The amount payable under such notes will be equal to three-fourths of one percent of the sum of the total market value of all Paired Shares (assuming the conversion of all Units) upon consummation of such offering and the principal amount of indebtedness of the Partnerships at such time.

  Interest of Trustees,
  Directors and Officers of
  the Trust and the
  Corporation in the
  Matters to be Voted On...  Because the officers and Trustees of the Trust and the officers and Directors of the Corporation would be covered by a release which may be granted in respect of certain claims against the Trust, the Corporation and such officers, they have an interest in the provisions pursuant to which such a release may be granted. See "The Reorganization -- Representations and Warranties; Indemnification."

CONSEQUENCES OF FAILURE TO
  APPROVE THE
  REORGANIZATION...........  If the Reorganization Proposal is not approved by the requisite votes of shareholders of the Trust and stockholders of the Corporation, the Reorganization will not be consummated. Although neither the Trust nor the Corporation is able to predict the exact consequences of failing to consummate the Reorganization, the following consequences may result:

                             - The Trust and the Corporation would be required
                               to complete the restructuring of the Senior Debt pursuant to the Credit Agreement by, among other things, seeking the approval of the shareholders and stockholders to merge the Trust and the Corporation, thereby eliminating the unique "paired share" structure (which cannot be duplicated under current law) and the ability of the Trust to be taxed as a REIT.

                             - Even if the restructuring of the Senior Debt is
                               completed, the Trust and the Corporation would face uncertainty as to their ability to make scheduled repayments of the Senior Debt, as restructured. Sales of a significant number of hotel properties would be necessary to make such repayments and no assurances can be given that such sales could be made on terms that are favorable to the Trust or the Corporation, or for amounts sufficient to allow for such repayments.

                             - Even if the restructuring of the Senior Debt were
                               completed, without the addition of the Starwood assets contemplated by the Reorganization, it is unlikely that the Companies could refinance the Senior Debt and it is unlikely that the holders of the Senior Debt would agree to remove restrictions on the acquisition of additional assets by the Companies absent a substantial capital infusion. The ability to obtain an alternative substantial capital infusion to that proposed by Starwood would be significantly and adversely affected by the Companies' compliance with the provisions of the Senior Debt which would require the merger of the Trust and the Corporation, with consequent loss of the unique "paired share" structure and of REIT status by the Trust.

CERTAIN CONSIDERATIONS.....  The Reorganization has certain effects on the current holders of Paired Shares, including the substantial dilution of the percentage ownership interests of such holders, and the effects of certain of the amendments to the Trust Declaration of the Trust and the Articles of Incorporation of the Corporation being effected as a part of the Reorganization. If all of the Units issued by the Partnerships in connection with the Reorganization are exchanged for Paired Shares, current holders of Paired Shares would hold only 27.6% of the then outstanding Paired Shares. If the new Board of Trustees is elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will take office immediately, even if the Reorganization is not consummated. If the new Board of Directors is elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will take office upon the receipt of certain gaming regulatory approvals described herein, even if the Reorganization is not consummated. In addition, the amendments to the Declaration of Trust to be effected in connection with the Reorganization would, among other things, eliminate certain current restrictions on borrowings and investments by the Trust. The Reorganization could have certain other possible effects on holders of Paired Shares, including the possible effect on the trading price of Paired Shares or sales of Paired Shares (or the perception that such sales could occur) as a result of an exchange of Units, the ability of Starwood to exercise significant control over the affairs of the Trust, the Corporation and the Partnerships, and certain conflicts of interest between the Trust, the Corporation, the Partnerships and Starwood. In addition, Starwood has only recently acquired many of the Starwood Assets to be contributed by Starwood, and therefore Starwood does not have an established operating history with respect to those Assets. Certain of the Starwood Assets were purchased by Starwood in situations where the previous owner had overleveraged those Assets. See "The
                             Reorganization -- Certain Effects of the
                             Reorganization."

RECOMMENDATION OF THE BOARD
  OF TRUSTEES AND THE BOARD
  OF DIRECTORS.............  THE BOARD OF TRUSTEES OF THE TRUST AND THE BOARD OF
                             DIRECTORS OF THE CORPORATION HAVE UNANIMOUSLY APPROVED THE REORGANIZATION PROPOSAL AND RECOMMEND THAT SHAREHOLDERS OF THE TRUST AND STOCKHOLDERS OF THE CORPORATION, RESPECTIVELY, VOTE FOR APPROVAL OF THE REORGANIZATION PROPOSAL. Such recommendation is based on a number of factors discussed herein. See "The Reorganization -- Recommendation of the Board of Trustees and the Board of Directors; Reasons for the Reorganization."

OPINION OF FINANCIAL
  ADVISOR..................  Salomon Brothers Inc has delivered a written opinion to the Trust's Board of Trustees and the Corporation's Board of Directors, dated the date of this Joint Proxy Statement, to the effect that, as of its date, the Reorganization is fair, from a financial point of view, to the shareholders of the Trust and the stockholders of the Corporation, other than Starwood. A copy of such opinion is attached to this Joint Proxy Statement as Exhibit C.

TAX CONSEQUENCES TO HOLDERS
  OF PAIRED SHARES.........  Holders of Paired Shares should not recognize any gain or loss as a result of the Reorganization, except for holders receiving cash in lieu of fractional Paired Shares as a result of the Reverse Split. See "Certain Federal Income Tax Consequences."

CONDITIONS TO THE
  REORGANIZATION...........  The respective obligations of each of the Trust, the Corporation and Starwood to consummate the Reorganization are subject to the satisfaction or waiver of certain conditions, including the approval by the shareholders of the Trust and the stockholders of the Corporation of the Reorganization Proposal and the election of the new Board of Trustees and the new Board of Directors described herein. After the Reorganization and upon the receipt of the Gaming Approval, a subsidiary of the Corporation will transfer to a subsidiary of the Operating Partnership the Gaming Assets. See "The Reorganization -- Conditions to the Reorganization."

                             The holder of a majority of the Senior Debt has given its consent to the Reorganization and has also issued a commitment (subject to completion of due diligence) to extend financing to be used to purchase the Senior Debt held by the only other holder of the Senior Debt, in the event that such other holder does not consent to the Reorganization.

CLOSING DATE...............  The Reorganization will not be consummated until after the conditions to the Reorganization have been satisfied or waived. The Companies currently expect the Reorganization to be consummated shortly after the Reorganization Proposal is approved.

ACCOUNTING TREATMENT.......  The Trust and the Corporation will account for their respective investments in the Realty
                             Partnership and the Operating Partnership under the equity method of accounting, in accordance with generally accepted accounting principles.

NO APPRAISAL RIGHTS........  The holders of Paired Shares will not have any appraisal or dissenters' rights in connection with the Reorganization under applicable law.

VOTE REQUIRED..............  Approval of the Reorganization Proposal will require the affirmative vote of the holders of a majority of the outstanding Trust Shares entitled to vote at the Trust Meeting and of the holders of a majority of the outstanding Corporation Shares entitled to vote at the Corporation Meeting. As of November 7, 1994, Trustees and officers of the Trust as a group had the right to vote an aggregate of 77,270 Trust Shares (representing approximately .6% of the Trust Shares outstanding on such date) and Starwood had the right to vote an aggregate of 299,600 Trust Shares (representing approximately 2.5% of the Trust Shares outstanding on such date). As of November 7, 1994 Directors and officers of the Corporation as a group had the right to vote an aggregate of 32,000 Corporation Shares (representing approximately .2% of the Corporation Shares outstanding on such date) and Starwood had the right to vote an aggregate of 299,600 Corporation Shares (representing approximately 2.5% of the Corporation Shares outstanding on such date). All of the foregoing holders have indicated that they intend to vote all such shares held by them in favor of the Reorganization Proposal.

PROPOSED PUBLIC OFFERING...  The Trust and the Corporation intend to file with the Securities and Exchange Commission a registration statement relating to a proposed public offering of Paired Shares (the "Offering") after the consummation of the Reorganization. Completion of the Offering is not a condition to the Reorganization and there can be no assurance that the Offering will be consummated. If the Reorganization is not consummated, the Offering will not be completed and Merrill Lynch & Co. ("Merrill Lynch"), the lead manager for the Offering, has indicated that its willingness to proceed with the Offering is contingent on a successful consummation of the Reorganization with Starwood. The terms and timing of any Offering which may be effected will be established through negotiations among the Trust, the Corporation, Merrill Lynch and the other underwriters for the Offering. Such terms are subject to change in all respects without further notice to or approval by holders of Paired Shares. The proceeds of the Offering will be contributed by the Trust and the Corporation to the Realty Partnership and the Operating Partnership, respectively, in exchange for additional interests in such partnerships and those proceeds are expected to be used primarily to repay indebtedness (including the Senior Debt and the Starwood Notes described below), for acquisitions of additional properties, for certain capital improvements to hotel properties and for other corporate purposes. Approval of the Reorganization Proposal will include the approval of such contributions by the Trust and the Corporation. Starwood will not offer or sell Paired Shares in connection with the Offering and will agree not to offer, sell, contract to sell or otherwise dispose of any Units or Paired Shares acquired in exchange for Units for a period after the consummation of the Offering without the consent of Merrill Lynch, the Trust and the Corporation.

                             Upon consummation of the Reorganization, Starwood will receive notes ("Starwood Notes") issued by the Partnerships which would be payable only if the Trust and the Corporation consummate a public offering of Paired Shares within 18 months following the consummation of the Reorganization, which offering results in the receipt by the Trust and the Corporation of gross proceeds of not less than $150 million. The amount payable under such notes shall be equal to three-fourths of one percent (.75%) of the sum of the total market value of all Paired Shares (assuming the conversion of all Units) upon consummation of such offering and the principal amount of indebtedness of the Partnerships at such time.

                       ELECTION OF TRUSTEES AND DIRECTORS

ELECTION OF TRUSTEES AND
  DIRECTORS; CUMULATIVE
  VOTING...................  Pursuant to the Reorganization, a new Board of
                             Trustees of the Trust and a new Board of Directors of the Corporation will be elected, including nominees designated by Starwood who would constitute a majority of each Board after the Reorganization. Such nominees will be elected to the classes of Trustees or Directors whose terms expire either in 1995, 1996 or 1997, as described herein. If the new Board of Trustees is so elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will assume office immediately, even if the Reorganization is not consummated. If the new Board of Directors is so elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will take office upon receipt of the Gaming Approval necessary for such directors to take office, even if the Reorganization is not consummated. Pending receipt of such Gaming Approval, the present Board of Directors of the Corporation will continue to serve as such. If such new Boards are not so elected or if the Reorganization Proposal is not so approved, the current Trustees of the Trust and Directors of the Corporation will continue as such.

                             Shareholders of the Trust are entitled to cast, for each Trust Share held of record on the record date, a number of votes equal to the number of Trustees to be elected and may cast such votes for one nominee or distribute such votes among two or more nominees. Stockholders of the Corporation are entitled to cast, for each Corporation Share held of record on the record date, a number of votes equal to the number of Directors to be elected and may cast such votes for one nominee or distribute such votes among two or more nominees. It is a condition to Starwood's obligation to consummate the Reorganization that each of its nominees are so elected, and the election of such nominees is conditioned upon the consummation of the Reorganization. See "Election of Directors of the Corporation" and "Election of Trustees of the Trust." As part of the Reorganization Proposal the cumulative voting provisions of the Trust Declaration and the Articles of Incorporation will be eliminated.

RATIFICATION OF INDEPENDENT
  PUBLIC ACCOUNTANTS.......  Shareholders of the Trust and stockholders of the
                             Corporation are being asked to consider and vote upon the ratification of the selection of Deloitte & Touche as the independent public accountants for the Trust and the Corporation for the 1994 fiscal year. See "Independent Public Accountants."

                        COMBINED SELECTED FINANCIAL DATA

     The following table sets forth selected combined historical and pro forma financial information for the Trust, the Corporation, the Realty Partnership and the Operating Partnership. The following information should be read in conjunction with (i) the historical financial statements and notes thereto for the Trust and the Corporation, (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included in the Companies' Joint Annual Report on Form 10-K for the year ended December 31, 1993, as amended (the "Hotel Investors Form 10-K") and the Companies' Joint Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, as amended (the "Hotel Investors Form 10-Q") each of which accompanies this Joint Proxy Statement, and (iii) the pro forma financial statements and notes thereto of the Companies and the Partnerships, which are included elsewhere in this Joint Proxy Statement. The historical operating information of the Trust and the Corporation for each of the years in the five-year period ended December 31, 1993 have been derived from financial statements audited by Deloitte & Touche, independent certified public accountants, whose report with respect to the information as of December 31, 1992 and 1993 and each of the years in the three-year period ended December 31, 1993 is included in the Hotel Investors Form 10-K. The historical operating information for the six-month periods ended June 30, 1994 and 1993 has been derived from the unaudited financial statements of the Trust and the Corporation which are included in the Hotel Investors Form 10-Q. In the opinion of management, the historical financial information for the six-month periods ended June 30, 1994 and 1993 includes all adjustments (consisting only of normal recurring accruals) necessary to present fairly the information set forth herein. The results of operations for the interim period are not necessarily indicative of results for the full year.

     The pro forma operating information is presented as if the Reorganization had occurred at the beginning of the period presented and pro forma balance sheet information is presented as if the Reorganization had occurred on the date thereof. In management's opinion, all adjustments necessary to reflect the effects of the Reorganization have been made. The unaudited Pro Forma Selected Financial Data are not necessarily indicative of what the actual financial position of the Companies and Partnerships would have been at June 30, 1994, nor does it purport to represent the future financial position and results of operations for future periods.

                     SUMMARY SELECTED FINANCIAL INFORMATION

                                                                     SIX MONTHS ENDED JUNE 30,
                                                      ------------------------------------------------------
                                                      PRO FORMA
                                                       STARWOOD      PRO FORMA
                                                       LODGING       SLT & SLC               COMBINED
                                                       COMBINED      COMBINED            HOTEL INVESTORS
                                                      ---------      ---------       -----------------------
                                                        1994           1994            1994           1993
                                                      ---------      ---------       --------        -------
                                                           (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
REVENUE
Income from investment in Partnership(1)..........     $1,059         $               $              $
Hotel.............................................                     49,963          41,894         43,081
Gaming............................................                     14,313          14,313         13,483
Interest from mortgage and other notes............                      4,812             762            692
Rents from other leased hotel properties..........                        463             463            461
Management fees and other income..................                        308             308            406
Gain (loss) on sales of hotel assets..............                        592             592            108
                                                       ------         -------         -------        -------
                                                        1,059          70,451          58,332         58,231
                                                       ------         -------         -------        -------
EXPENSES
Hotel operations..................................                     37,095          31,124         33,819
Gaming operations.................................                     12,159          12,159         11,608
Interest..........................................                     10,148           8,458          7,541
Depreciation and amortization.....................                      5,321           4,013          4,413
Administrative and operating......................                      1,980           1,980          2,330
Loan restructuring................................
Provision for losses..............................
                                                       ------         -------         -------        -------
                                                                       66,703          57,734         59,711
                                                       ------         -------         -------        -------
Net income (loss).................................     $1,059         $ 3,748         $   598        $(1,480)
                                                       ======         =======         =======        =======
Net income (loss) per share(2)....................     $ 0.58                         $  0.32        $ (0.85)
                                                       ======                         =======        =======
OTHER DATA:
Funds from operations(3)..........................                    $ 8,477         $ 4,019        $ 2,825
EBITDA(4).........................................                    $18,625         $12,477        $10,366
Total number of rooms(5)..........................                      5,900           5,400          5,600
Average daily room rate...........................                    $ 70.86         $ 53.04        $ 52.78
Average occupancy.................................                      66.6%           67.9%          64.5%

                                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------------
                                                 PRO FORMA
                                                  STARWOOD    PRO FORMA
                                                  LODGING     SLT & SLC
                                                  COMBINED    COMBINED                     HOTEL INVESTORS COMBINED
                                                 ----------   ---------    --------------------------------------------------------
                                                    1993        1993         1993        1992        1991        1990        1989
                                                 ----------   ---------    --------    --------    --------    --------    --------
                                                                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
REVENUE
Income from investment in Partnership(1)...       $ (349)      $           $           $           $           $           $
Hotel......................................                     102,392      86,903      88,812      85,156      85,515      83,231
Gaming.....................................                      27,505      27,505      26,150      22,609      25,439      25,631
Interest from mortgage and other notes.....                       9,602       1,412       1,348       1,761       2,813       3,748
Rents from other leased hotel properties...                         839         839         947         936         942       1,008
Management fees and other income...........                         475         475       1,186       1,376       2,315       1,845
Gain (loss) on sales of hotel assets.......                          21          21        (787)      1,598                     156
                                                  ------       --------    --------    --------    --------    --------    --------
                                                    (349)       140,834     117,155     117,656     113,436     117,024     115,619
                                                  ------       --------    --------    --------    --------    --------    --------
EXPENSES
Hotel operations...........................                      80,014      68,132      68,620      65,963      65,223      62,224
Gaming operations..........................                      24,055      24,055      23,699      21,948      23,995      22,629
Interest...................................                      18,567      15,187      14,208      16,458      16,408      15,640
Depreciation and amortization..............                      11,849       9,232      10,196      11,688      14,850      13,899
Administrative and operating...............                       5,212       5,212       6,365       6,086       5,987       5,765
Loan restructuring.........................                                              10,892       3,797
Provision for losses.......................                       2,369       2,369       3,419       9,580      18,147      55,801
                                                  ------       --------    --------    --------    --------    --------    --------
                                                                142,066     124,187     137,399     135,520     144,610     175,958
                                                  ------       --------    --------    --------    --------    --------    --------
Net income (loss)..........................       $ (349)      $ (1,232)   $ (7,032)   $(19,743)   $(22,084)   $(27,586)   $(60,339)
                                                  ======       ========    ========    ========    ========    ========    ========
Net income (loss) per share(2).............       $(0.20)                  $  (4.06)   $ (11.39)   $ (12.74)   $ (15.92)   $ (34.81)
                                                  ======                   ========    ========    ========    ========    ========
OTHER DATA:
Funds from operations(3)...................                    $ 12,965    $  4,548    $  5,551    $  1,383    $  5,411    $  9,205
EBITDA(4)..................................                    $ 31,532    $ 19,735    $ 19,759    $ 17,841    $ 21,819    $ 24,845
Total number of rooms(5)...................                       5,900       5,400       5,700       6,700       6,700       6,700
Average daily room rate....................                    $  74.68    $  52.80    $  52.20    $  51.95    $  52.15    $  53.37
Average occupancy..........................                       63.8%       64.9%       63.4%       62.0%       63.9%       64.6%

                                                     AS OF JUNE 30,                              AS OF DECEMBER 31,
                                           ----------------------------------   ----------------------------------------------------
                                           PRO FORMA
                                            STARWOOD    PRO FORMA     HOTEL
                                            LODGING     SLT & SLC   INVESTORS
                                            COMBINED    COMBINED    COMBINED                  HOTEL INVESTORS COMBINED
                                           ----------   ---------   ---------   ----------------------------------------------------
                                              1994        1994        1994        1993       1992       1991       1990       1989
                                           ----------   ---------   ---------   --------   --------   --------   --------   --------
BALANCE SHEET DATA:
Investment in Operating Partnership......   $11,285     $           $           $          $          $          $          $
Total real estate investments............    11,285      256,331     172,379     179,172    187,753    200,540    218,896    246,302
Total assets.............................    12,975      281,296     192,344     195,352    210,945    221,917    240,998    263,414
Total long-term debt.....................                212,933     168,674     170,886    170,297    171,271    106,651     92,841
Shareholders' equity/Partners' capital...    11,285       56,938      13,935      13,326     20,351     40,083     62,104     96,671

- ---------------
(1) Income from investment in Partnerships is recognized in proportion to the Trust's and the Corporation's 28.3% partnership interests in the Realty Partnership and the Operating Partnership, respectively, using the equity method.

(2) Net income (loss) per share has been computed using the weighted average number of common and common equivalent shares outstanding which, for periods with net income, includes the dilutive effect of stock options and warrants outstanding. Weighted average shares outstanding have been adjusted to give effect to an assumed 1-for-7 reverse stock split in connection with the Reorganization and the cancellation of certain warrants.

(3) Management and industry analysts generally consider funds from operations to be one measure of the financial performance of an equity REIT that provides a relevant basis for comparison among REITs and it is presented to assist investors in analyzing the performance of the Companies. Funds from operations before minority interest is defined as net income (computed in accordance with generally accepted accounting principles), excluding gains (losses) from debt restructuring and sales of property, provision for losses, and depreciation and amortization (excluding amortization of financing costs). Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. Funds from operations should not be considered an alternative to net income as an indication of the Companies' financial performance or as an alternative to cash flows from operating activities as a measure of liquidity.

(4) Management considers earnings before interest, taxes, depreciation and amortization ("EBITDA") to be one measure of the cash flows from operations of the Companies before debt service that provides a relevant basis for comparison among REITs and it is presented to assist investors in analyzing the performance of the Companies. EBITDA is defined as net income excluding gains and losses from debt restructuring and sales of property, provision for losses, interest and depreciation and amortization. EBITDA should not be considered as an alternative to net income as an indication of the Companies' and Partnerships' financial performance or to cash flows from operating activities as a measure of liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Companies' and Partnerships' needs.

(5) Does not include 3,000 rooms related to hotels which secure mortgage notes held by the Realty Partnership.

                         INTRODUCTION AND VOTING RIGHTS

MATTERS TO BE CONSIDERED

     The Trust Meeting. At the Trust Meeting, the shareholders of the Trust will consider and vote upon (i) the Reorganization Proposal, (ii) the election of a new Board of Trustees of the Trust in connection with the Reorganization,
(iii) the ratification of the selection of Deloitte & Touche as the independent auditors of the Trust for the 1994 fiscal year, and (iv) such other business as may properly come before the Trust Meeting or any adjournment thereof. In addition, shareholders of the Trust are also being given the opportunity to vote separately, if they so desire, on the portions of the Reorganization Proposal relating to (i) the creation of a classified Board of Trustees of the Trust and
(ii) the elimination of the cumulative voting provisions of the Trust
Declaration.

     The Board of Trustees is not aware of any matter that will be presented at the Trust Meeting other than as described above. If any other matter is presented at the Trust Meeting or any adjournment thereof, the persons named as proxies on the enclosed proxy card will, in the absence of shareholder instructions to the contrary, vote the Trust Shares for which such persons have voting authority in accordance with their best judgment on such matter.

     The Corporation Meeting. At the Corporation Meeting, the stockholders of the Corporation will consider and vote upon (i) the Reorganization Proposal,
(ii) the election of a new Board of Directors of the Corporation in connection with the Reorganization, (iii) the ratification of the selection of Deloitte & Touche as the independent auditors of the Corporation for the 1994 fiscal year and (iv) such other business as may properly come before the Corporation Meeting or any adjournment thereof. In addition, stockholders of the Corporation are also being given the opportunity to vote separately, if they so desire, on the portions of the Reorganization Proposal relating to (i) the creation of a classified Board of Directors of the Corporation, (ii) the amendment to the Articles of Incorporation of the Corporation to provide for removal of directors only for cause and (iii) the elimination of the cumulative voting provisions of the Articles of Incorporation.

     The Board of Directors is not aware of any matter that will be presented at the Corporation Meeting other than as described above. If any other matter is presented at the Corporation Meeting or any adjournment thereof, the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the Corporation Shares for which such persons have voting authority in accordance with their best judgment on such matter.

VOTING RIGHTS

     The Trust. The Board of Trustees has fixed the close of business on November 7, 1994 as the record date (the "Trust Record Date") for the determination of shareholders entitled to notice of, and to vote on each matter presented at, the Trust Meeting and any adjournment thereof. On November 7, 1994, there were outstanding and entitled to vote 12,132,948 Trust Shares held of record by approximately 2,140 persons. The Trust Shares are the only outstanding class of voting securities of the Trust and each shareholder of the Trust will be entitled to one vote for each Trust Share held of record by such shareholder on the Trust Record Date on each matter that may properly come before the Trust Meeting, except that in the election of Trustees of the Trust, shareholders have cumulative voting rights, pursuant to which they are entitled to vote, for each such Trust Share, a number of votes equal to the number of Trustees to be elected and may cast such votes for one nominee or distribute such votes among two or more nominees.

     A majority of the outstanding Trust Shares must be present, either in person or by duly executed proxy, at the Trust Meeting in order to constitute a quorum for the transaction of business. Trust Shares that are present at the Trust Meeting by proxy but as to which the persons named as proxies on the enclosed proxy card were instructed to abstain from voting will be deemed present at the Trust Meeting.

     As of November 7, 1994, Trustees and officers of the Trust as a group had the right to vote an aggregate of 77,270 Trust Shares, representing approximately .6% of the Trust Shares outstanding on such date and Starwood had the right to vote an aggregate of 299,600 Trust Shares, representing approximately 2.5% of the

Trust Shares outstanding on such date. All such Trustees and officers and Starwood have indicated that they intend to vote all such shares held by them in favor of the Reorganization Proposal.

     The Corporation. The Board of Directors has fixed the close of business on November 7, 1994 as the record date (the "Corporation Record Date") for the determination of stockholders entitled to notice of, and to vote on each matter presented at, the Corporation Meeting or any adjournment thereof. On November 7, 1994, there were outstanding and entitled to vote 12,132,948 Corporation Shares held of record by approximately 2,140 persons. The Corporation Shares are the only outstanding class of voting securities of the Corporation, and each stockholder of the Corporation will be entitled to one vote for each Corporation Share held of record by such stockholder on the Corporation Record Date on each matter that may properly come before the Corporation Meeting, except that in the election of Directors of the Corporation, stockholders have cumulative voting rights, pursuant to which they are entitled to vote, for each such Corporation Share, a number of votes equal to the number of Directors to be elected and may cast such votes for one nominee or distribute such votes among two or more nominees.

     A majority of the outstanding Corporation Shares must be present, either in person or by duly executed proxy, at the Corporation Meeting in order to constitute a quorum for the transaction of business. Corporation Shares that are present at the Corporation Meeting by proxy but as to which the persons named as proxies on the enclosed proxy card were instructed to abstain from voting will be deemed present at the Corporation Meeting.

     As of November 7, 1994, Directors and officers of the Corporation as a group had the right to vote an aggregate of 32,000 Corporation Shares, representing approximately .2% of the Corporation Shares outstanding on such date and Starwood had the right to vote an aggregate of 299,600 Corporation Shares, representing approximately 2.5% of the Corporation Shares outstanding on such date. All such Directors and officers and Starwood have indicated that they intend to vote all such shares held by them in favor of the Reorganization Proposal.

PROXIES

     The Trust. Each Trust Share represented at the Trust Meeting by a duly executed proxy solicited by the Board of Trustees will, unless such proxy previously has been revoked, be voted at the Trust Meeting in accordance with the shareholder instructions specified thereon. If no instructions are specified, such Trust Shares will be voted FOR approval of the Reorganization Proposal, FOR the election of the nominees to the Board of Trustees named herein and FOR the ratification of the selection of Deloitte & Touche as the independent auditors of the Trust for the 1994 fiscal year. In the absence of instructions to the contrary, proxies solicited by the Board will be voted in favor of each of such nominees or, in the discretion of the persons named as proxies, cumulative voting rights will be exercised to elect as many of such nominees as possible.

     If a quorum is not present at the time the Trust Meeting is convened, or if for any other reason the Board of Trustees believes that the Trust Meeting should be adjourned, the Trust Meeting may be adjourned with or without a vote of the shareholders. If the Board of Trustees proposes to adjourn the Trust Meeting by a vote of the shareholders, the persons named as proxies on the enclosed proxy card will vote all Trust Shares for which such persons have voting authority in favor of such adjournment.

     A shareholder of the Trust may revoke any proxy given to the Board of Trustees pursuant to this solicitation at any time prior to exercise of such proxy by (i) filing with the Secretary of the Trust an instrument of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same Trust Shares and delivering such proxy to the Secretary of the Trust, or (iii) attending the Trust Meeting and voting in person. Any instrument of revocation should be sent to Hotel Investors Trust, 11845 West Olympic Blvd., Suite 550, Los Angeles, California 90064, Attention:
Jayne C. Gordon.

     The Corporation. Each Corporation Share represented by a duly executed proxy solicited by the Board of Directors will, unless such proxy previously has been revoked, be voted at the Corporation Meeting in accordance with the stockholder instructions specified thereon. If no instructions are specified, such

Corporation Shares will be voted FOR approval of the Reorganization Proposal (as defined below), FOR the election of the nominees to the Board of Directors named herein and FOR the ratification of the selection of Deloitte & Touche as the independent auditors of the Corporation for the 1994 fiscal year. In the absence of instructions to the contrary, proxies solicited by the Board will be voted in favor of each of such nominees or, in the discretion of the persons named as proxies, cumulative voting rights will be exercised to elect as many of such nominees as possible.

     If a quorum is not present at the time the Corporation Meeting is convened, or if for any other reason the Board of Directors believes that the Corporation Meeting should be adjourned, the Corporation Meeting may be adjourned with or without a vote of the stockholders. If the Board of Directors proposes to adjourn the Corporation Meeting by a vote of the stockholders, the persons named as proxies on the enclosed proxy card will vote all Corporation Shares for which those persons have voting authority in favor of such adjournment.

     A stockholder of the Corporation may revoke any proxy given to the Board of Directors pursuant to this solicitation at any time prior to exercise of such proxy by (i) filing with the Secretary of the Corporation an instrument of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same Corporation Shares and delivering such proxy to the Secretary of the Corporation, or (iii) attending the Corporation Meeting and voting in person. Any instrument of revocation should be sent to:
Hotel Investors Corporation, 11845 West Olympic Blvd., Suite 560, Los Angeles, California 90064, Attention: Jayne C. Gordon.

SOLICITATION OF PROXIES

     The expenses of this solicitation of proxies by the Board of Trustees and the Board of Directors, including the costs of preparing and mailing this Joint Proxy Statement, will be borne by the Trust and the Corporation. In addition to solicitation by use of the mails, proxies may be solicited in person or by telephone, telegram or other appropriate means of communication by Trustees, Directors, officers and employees of the Trust or the Corporation. Such individuals will receive no additional compensation for, but may be reimbursed for their out-of-pocket expenses incurred in connection with, such solicitation. The Trust and the Corporation have engaged the services of D.F. King & Co., Inc. to solicit proxies and to assist in the distribution of proxy materials for a fee estimated not to exceed $20,000, plus reimbursement of reasonable out-of-pocket expenses. The Trust and the Corporation will reimburse persons holding Paired Shares in their names or the names of their nominees but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for out-of-pocket expenses incurred in forwarding soliciting materials to the beneficial owners of such shares. All of the foregoing fees and expenses will be paid or reimbursed in equal parts by the Trust and the Corporation.

                          THE REORGANIZATION PROPOSAL

     The portion of the Reorganization Proposal which requires approval by the shareholders of the Trust is as follows:

          (a) the contribution by the Trust to the Realty Partnership of all of the properties and assets of the Trust (subject to substantially all of its liabilities, including the Senior Debt) for an approximate 28.3% general partner interest in the Partnership, subject to adjustment;

          (b) the adoption of amendments to the Amended and Restated Declaration of Trust in the form attached to this Joint Proxy Statement as Exhibit A;

          (c) the issuance, upon the exchange of the Realty Units held by Starwood, of Trust Shares representing up to approximately 71.7% of the issued and outstanding Trust Shares after such exchange, subject to adjustment;

          (d) the authority of the Board of Trustees to effect a reverse stock split of the Trust Shares in which a number of Trust Shares outstanding at the effective date of such reverse stock split (such number to be not less than six nor more than ten, as determined by such Board) will be changed into one Trust Share; and

          (e) the contribution by the Trust to the Realty Partnership of the net proceeds to the Trust of the Offering which may be effected after the Reorganization (see "The Reorganization -- the Offering"), in exchange for a number of Realty Units in the Realty Partnership equal to the number of Paired Shares sold in the Offering.

     The portion of the Reorganization Proposal which requires approval of the stockholders of the Corporation is as follows:

          (a) the contribution by the Corporation and its subsidiaries to the Operating Partnership of all or part of their properties and operating assets (subject to substantially all of their liabilities) for an approximate 28.3% general partner interest in the Operating Partnership, subject to adjustment, and the contribution to the Operating Partnership of the remainder of their properties, assets and liabilities upon receipt of certain regulatory approvals described herein;

          (b) the adoption of an amended and restated certificate of incorporation of the Corporation in the form attached to this Joint Proxy Statement as Exhibit B;

          (c) the issuance, upon the exchange of the Operating Units held by Starwood, of Corporation Shares representing up to approximately 71.7% of the issued and outstanding Corporation Shares after such exchange, subject to adjustment; and

          (d) the authority of the Board of Directors to effect a reverse stock split of the Corporation Shares in which a number of Corporation Shares outstanding at the effective date of such reverse stock split (such number to be not less than six nor more than ten, as determined by such Board) will be changed into one Corporation Share; and

          (e) the contribution by the Corporation to the Operating Partnership of the net proceeds to the Corporation of the Offering which may be effected after the Reorganization (see "The Reorganization -- the Offering"), in exchange for a number of Operating Units in the Operating Partnership equal to the number of Paired Shares sold in the Offering.

     In addition, as part of the Reorganization and as a condition to the consummation of the Reorganization, a new Board of Trustees of the Trust and a new Board of Directors of the Corporation will be elected, including nominees of Starwood who would constitute a majority of each Board after the Reorganization. See "Election of Trustees of the Trust" and "Election of Directors of the Corporation."

     No portion of the Reorganization Proposal will be implemented unless the Reorganization is consummated, and consummation of the Reorganization is subject to approval of the Reorganization Proposal in its entirety by the requisite votes of the holders of Trust Shares and Corporation Shares and the election of such new Board of Trustees and such new Board of Directors. If the Reorganization Proposal is so approved, the Trust and the Corporation will have the authority to complete the Reorganization upon the terms generally described in this Joint Proxy Statement, subject to such amendments and modifications as the Board of Trustees or the Board of Directors, as the case may be, shall approve. As described herein, certain portions of the Reorganization Proposal will be implemented after the consummation of the Reorganization, including the contribution by a subsidiary of the Corporation of its gaming assets, liabilities and operations after certain regulatory approvals have been received. See "The Reorganization -- Properties Contributed to the Operating Partnership." The terms of the Reorganization may be amended or modified from those described in this Joint Proxy Statement.

     Approval of the Reorganization Proposal will require the affirmative vote of the holders of a majority of the outstanding Trust Shares entitled to vote at the Trust Meeting and the affirmative vote of the holders of a majority of the outstanding Corporation Shares entitled to vote at the Corporation Meeting. Accordingly, shares which are voted to abstain from voting on the approval of the Reorganization Proposal and shares which are not voted with respect to such approval (including broker non-votes) will have the legal effect of a vote against such approval.

                               THE REORGANIZATION

     The following description of the Reorganization describes certain agreements and does not purport to be complete and is qualified in its entirety by reference to such agreements.

PRINCIPAL FEATURES OF THE REORGANIZATION

     The Reorganization will involve a number of related transactions that will occur simultaneously on the date of the consummation of the Reorganization (the "Closing Date") pursuant to the terms of a Formation Agreement (the "Formation Agreement") among the Trust, the Corporation and Starwood. Such transactions include (i) the contribution by the Trust to the Realty Partnership of all of its properties and assets, subject to substantially all of its liabilities (the "Trust Assets"), (ii) the contribution by Starwood to the Realty Partnership of approximately $4,200,000 in cash and certain hotel properties and first mortgage notes (the "Starwood Realty Assets"), (iii) the contribution by the Corporation and its subsidiaries to the Operating Partnership of all of their properties and operating assets, subject to substantially all of their liabilities (the "Corporation Assets"), (iv) the contribution by Starwood to the Operating Partnership of approximately $800,000 in cash, furnishings and equipment of the hotel properties included in the Starwood Realty Assets and other assets (the "Starwood Operating Assets"), (v) subject to the consent of the lenders of the Companies, the cancellation of approximately $63 million of intercompany debt owed by the Corporation and its subsidiaries to the Trust, in consideration for the guarantee by the Corporation of up to $25 million of the Senior Debt, and
(vi) the execution and delivery by the Trust, the Corporation, the Partnerships and Starwood of agreements providing for the Reorganization.

PARTIES TO THE REORGANIZATION

     The Trust. The Trust, which invests in fee, ground leasehold and mortgage loan interests, currently holds interests in 37 hotel properties throughout the United States. The principal executive offices of the Trust are located at 11845 West Olympic Boulevard, Suite 550, Los Angeles, California 90064.

     The Corporation. The Corporation operates hotel properties (directly and through its wholly-owned subsidiaries) which it leases from the Trust. The principal executive offices of the Corporation are located at 11845 West Olympic Boulevard, Suite 560, Los Angeles, California 90064.

     The Trust Shares and the Corporation Shares are "paired" and may only be held and transferred in units consisting of one Trust Share and one Corporation Share (a "Paired Share"). Because all but three of the properties presently owned by the Trust are leased to the Corporation, holders of Paired Shares participate in both the ownership and operational aspects of the hotel business. This "paired" structure will continue after the Reorganization.

     Starwood. Starwood is a privately held real estate investment organization which acquires equity and debt interests in hotel properties, multifamily residential properties and single family developable land throughout the United States, among other categories of assets. Since 1991, Starwood and its predecessors have been involved with transactions involving over 100 properties with an aggregate investment exceeding $700 million (on a cost basis). Starwood's principal investors are high net worth families and institutions. Starwood has acquired investments in over 8,000 hotel rooms in 44 properties at a cost exceeding $300 million since 1992. Starwood currently has 27 employees, including 17 experienced real estate, finance and acquisition professionals, most of whom have invested substantial personal capital in Starwood's investments. As of November 7, 1994, Starwood owned approximately 2.5% of the outstanding Paired Shares. In addition, an affiliate of Starwood is the general partner of a partnership that has the right to acquire approximately $74.0 million of the Senior Debt. The principal executive offices of Starwood are located at Three Pickwick Plaza, Suite 250, Greenwich, Connecticut 06830.

FORMATION AND STRUCTURE OF THE PARTNERSHIPS

     The Realty Partnership will be named "SLT Realty Limited Partnership." On the Closing Date the Trust will contribute to the Realty Partnership the Trust Assets in exchange for a general partner interest in the Realty Partnership representing an approximate 28.3% interest in the Realty Partnership on the Closing Date and Starwood will contribute to the Realty Partnership the Starwood Realty Assets in exchange for Realty Units representing an approximate 71.7% interest in the Realty Partnership on the Closing Date.

     The Operating Partnership will be named "SLC Operating Limited Partnership." On the Closing Date the Corporation and its subsidiaries will contribute to the Operating Partnership the Corporation Assets (except that the Gaming Assets will not be contributed until receipt of certain regulatory approvals as described under "-- Properties Contributed to the Operating Partnership") in exchange for general partner interests in the Operating Partnership representing an approximate 28.3% interest in the Operating Partnership on the Closing Date and Starwood will contribute to the Operating Partnership the Starwood Operating Assets in exchange for Operating Units representing an approximate 71.7% interest in the Operating Partnership on the Closing Date.

     Under the terms of the Reorganization, Starwood may elect at any time prior to the Closing Date to receive Paired Shares directly from the Trust and the Corporation in lieu of Units in an amount that would result in Starwood holding no more than 4.9% of the total outstanding Paired Shares. If Starwood exercises such option, the number of Units to be received by Starwood in the Reorganization shall be reduced on a one-for-one basis and Starwood shall pay directly to the Trust and the Corporation in cash a proportionate amount of the total assets to be contributed to the Partnerships in the Reorganization and the assets so contributed to the Partnerships shall be reduced.

     If Starwood acquires Senior Debt within six months from the approval of the Reorganization Proposal, it will exchange up to $12,000,000 of Senior Debt for up to an additional approximate 3.0% of the outstanding Realty Units and Operating Units. An affiliate of Starwood is the general partner of a partnership which has the right to acquire approximately $74.0 million of Senior Debt. Any such Units issued pursuant to such exchange would be exchangeable for Paired Shares on the same basis as other Units issued to Starwood in connection with the Reorganization.

     The Realty Units and the Operating Units (the "Units") will (subject to the REIT Ownership Limitation) be exchangeable, together but not separately, for, at the option of the Trust and the Corporation, either cash or Paired Shares representing up to approximately 71.7% of the Paired Shares issued and outstanding after the Reorganization.

     Upon the consummation of the Reorganization, the structure of the Companies and the Partnerships will be as follows1:

                                   [CHART]

- ---------------
(1) Does not reflect any issuance of additional Units to Starwood upon any exchange by Starwood of up to $12,000,000 of outstanding Senior Debt that Starwood may acquire on or before six months from the approval of the Reorganization Proposal. An affiliate of Starwood is the general partner of a partnership which has the right to acquire approximately $74.0 million of Senior Debt. If such Units are issued, then (i) the percentages of each of the Trust and the Corporation owned by the current holders (other than Starwood) after the Unit exchange would be approximately 24.8% and (ii) the percentages of each of the Trust and the Corporation owned by Starwood after the Unit exchange would be approximately 75.2%. Any such Units issued pursuant to such exchange would be exchangeable for Paired Shares on the same basis as other Units issued to Starwood in connection with the Reorganization.

(2) Because of the REIT Ownership Limitation Starwood may only exchange Units which will cause Starwood to receive in exchange therefor not more than an additional 5.5% of the outstanding Paired Shares, bringing its Paired Share ownership to 8.0%.

PROPERTIES CONTRIBUTED TO THE REALTY PARTNERSHIP

     The Trust Assets to be contributed by the Trust to the Realty Partnership constitute all of the assets and properties of the Trust, subject to substantially all of its liabilities. The Trust owns fee interests (or long term leaseholds) in 26 hotels and two hotel/casinos, holds nine third-party promissory notes secured by mortgages on ten additional hotels, and holds two promissory notes secured by a hotel which is partly owned by the Corporation. The Trust also holds intercompany debt of the Corporation and its subsidiaries, up to approximately $63 million of which, subject to the approval of the lender of the companies, will be cancelled as part of the Reorganization. For further information with respect to the assets and properties of the Trust, see the Hotel Investors Form 10-K which accompanies this Joint Proxy Statement. The only obligations and liabilities of the Trust which will not be assumed by the Realty Partnership are the obligations and liabilities of the Trust pursuant to the Formation Agreement and the other agreements entered into in connection with the Reorganization, including the Trust's indemnification obligations under the Formation Agreement. See"-- Representations and Warranties; Indemnification."

     Starwood will contribute to the Realty Partnership the Starwood Realty Assets (together with associated liabilities), which consist of the following:

     - Approximately $4,200,000 in cash.

     - a mixed-use property located in Lexington, Kentucky and including a 155-suite hotel known as the French Quarters Suites (all of which will be leased by the Realty Partnership to the Operating Partnership after the Reorganization and will be managed by the Operating Partnership after the Reorganization), as well as an approximate 12,000 rentable square foot office building and approximately 38,000 gross leasable square feet of retail space, subject to the assumption by the Realty Partnership of related indebtedness in the aggregate principal amount of $1,517,000, which indebtedness is also secured by mortgages on the Albany Holiday Inn and the Capitol Hill Suites, referred to below, and is cross defaulted and cross collateralized with the $6,800,000 mortgage indebtedness secured by the Doubletree Club Rancho Bernardo, referred to below. The French Quarters Suites was developed in 1989.

     - a 152-suite property located in Washington, D.C., known as the Capitol Hill Suites (which will be leased by the Realty Partnership to the Operating Partnership after the Reorganization and will be managed by the Operating Partnership after the Reorganization). The Capitol Hill Suites was constructed in 1955 and underwent a $1.2 million renovation in 1992 through 1994.

     - a 209-room hotel located in Rancho Bernardo, California, known as the Doubletree Club Rancho Bernardo (which will be leased by the Realty Partnership to the Operating Partnership after the Reorganization and will be managed by the Operating Partnership), subject to the assumption by the Realty Partnership of related indebtedness in the aggregate principal amount of $6,800,000, which indebtedness is cross defaulted and cross collateralized with the $1,517,000 mortgage indebtedness secured by the French Quarters Suites (and related mixed-use property), the Capitol Hill Suites, and the Albany Holiday Inn, all referenced above. The Doubletree Club Rancho Bernardo was constructed in 1987.

     - a 151-room hotel located in Albany, Georgia, known as the Albany Holiday Inn purchased by Starwood from the Trust pursuant to the Albany Agreement described under "The Reorganization -- Albany Agreement" (which hotel will be leased by the Realty Partnership to the Operating Partnership after the Reorganization and will be managed by the Operating Partnership after the Reorganization). The Albany Holiday Inn was constructed in 1989.

     - a 259-room hotel located in Wichita, Kansas, known as the Harvey Wichita Inn, subject to the assumption by the Realty Partnership of related indebtedness in the aggregate principal amount of $2,250,000. The hotel was constructed in 1974 and underwent a $2 million renovation in 1994. Starwood will guarantee that the cash flow from the hotel (which is defined for purposes of the guarantee as gross revenues (on a cash basis) received by the Operating Partnership from the hotel, less management fees and capital expenditures for the hotel) will be at least $700,000 in the first year after the Closing, $800,000 in the second year after the Closing and $900,000 in the third year after the Closing (with such cash flow in excess of those amounts being applied to reduce the guaranteed amount in later years). The hotel had a net operating loss for the year ended December 31, 1993 of ($420,841). For a statement of cash flows for the hotel, see the Statement of Cash Flows for Starwood Wichita Investors, L.P. The Operating Partnership has agreed to assume the existing management contract for the hotel. That management contract can be terminated on 60 days notice if the hotel does not meet certain performance standards, although the Operating Partnership has agreed not to terminate that contract during the three-year guarantee period without Starwood's consent.

     - first mortgage notes in the aggregate principal amount of approximately $55,200,000 at June 30, 1994 (subject to the assumption by the Realty Partnership of related indebtedness in the aggregate principal amount of approximately $30,700,000), which are secured by (i) a 506-room hotel in Dallas, Texas known as the Harvey DFW Airport Hotel, (ii) a 429-room hotel in Addison, Texas known as the Harvey Addison Hotel and (iii) a 295-room hotel in Dallas, Texas known as the Harvey Bristol Suites. Those hotels were constructed between 1985 and 1988.

     - a first mortgage note in the aggregate principal amount of approximately $12,500,000 at June 30, 1994, which is secured by a 151-room hotel in Secaucus, New Jersey known as the Ramada Suites which was constructed in 1990.

     - first mortgage notes in the aggregate principal amount of approximately $11,500,000 at June 30, 1994, which are secured by a 203-room hotel in Atlantic City, New Jersey, known as the Atlantic City Quality Inn, as well as by an adjacent parking lot and certain additional collateral, subject to the assumption by the Realty Partnership of related indebtedness in the aggregate principal amount of approximately $9,000,000, which indebtedness is also secured by the Ramada Suites first mortgage note and the Atlantic City Inn (and related collateral) first mortgage note, all referenced above. The Atlantic City Quality Inn was constructed in 1986.

     The French Quarters Suites asset was acquired pursuant to a court order authorizing the sale by the Commissioner of Insurance of the State of Kentucky on behalf of Kentucky Central Life Insurance Company on August 5, 1994. The hotel is located at the Intersection of Richmond Road, a major city artery, and the I-4 Beltline, approximately three miles from downtown Lexington. The Lexington Airport is approximately ten miles away, the University of Kentucky is approximately four miles away, and the hotel caters primarily to business travelers and university visitors. The hotel had an Average Daily Rate ("ADR"), occupancy, and net operating income, excluding debt service ("NOI") of $79, 67%, and $941,771 (net of pro forma depreciation of $573,000), respectively, for the year ended December 31, 1993. The hotel, attached retail, and office complex was appraised for $15,600,000 in June, 1993.

     The Capitol Hill Suites was acquired from Marine Midland Bank on July 14, 1994. The seller had previously acquired the hotel through foreclosure. The hotel is located approximately two blocks east of the Capitol Building and caters primarily to legislators and aides, lobbyists, and Capitol Hill business travelers. The hotel had ADR, occupancy, and NOI of $90, 63%, and $831,065 (net of pro forma depreciation of $335,000), respectively, for the year ended December 31, 1993.

     The Doubletree Club Rancho Bernardo hotel was acquired pursuant to a bankruptcy court ordered sale on September 16, 1994. The hotel is located in Rancho Bernardo, a suburb of San Diego, California and caters primarily to business travelers. The hotel had ADR, occupancy, and NOI of $63.60, 60.1%, and $375,150 (net of pro forma depreciation of $383,000), respectively, for the year ended December 31, 1993.

     The Harvey Wichita Hotel was acquired from an affiliate of Travelers Insurance Company on December 17, 1993. The seller had previously acquired the hotel through foreclosure. The hotel is located at the intersection of Kellogg Road and Rock Road, across from the Town East Mall, one of the highest traffic count intersections in Kansas. The hotel caters primarily to business travelers and mall-related travelers. The hotel had ADR, occupancy, and a net operating loss of $44, 58.6%, and ($946,841) (which includes pro forma depreciation of $526,000), respectively, for the year ended December 31, 1993.

     The three Harvey Hotel mortgages were acquired together from the FDIC on October 15, 1993. The notes were restructured by the FDIC in December 1992 and have since remained performing. Starwood acquired these mortgages, and as of November 7, 1994, all payments of principal and interest due during this period have been paid, and none of the three mortgages are currently in default. Starwood believes that it was able to acquire these mortgages at a significant discount because it paid all cash and because the seller gave limited information regarding the underlying collateral and offered minimal representations and warranties. The three hotels were constructed between 1985 and 1988.

     The Bristol Suites is an all-suites property located at Highway 635 at Coit Road and caters to business travelers and groups. For the year ended December 31, 1993, ADR and occupancy at the Bristol Suites was $80.32 and 77.1%, respectively. The hotel was appraised for $29,000,000 in March, 1994. The Addison Harvey is located on Highway 635 at Midway Road and caters primarily to business travellers and groups. For the year ended December 31, 1993, ADR and occupancy at the Addison Harvey Hotel was $58.12 and 77.5%, respectively. The hotel was appraised for $28,000,000 in March, 1994. The DFW Harvey Hotel is located on Highway 114 at the intersection of Esters Road approximately 1.5 miles from the north entrance of the DFW International Airport and caters primarily to the DFW Airport submarket. For the year ended December 31, 1993, ADR and occupancy at the DFW Harvey Hotel was $67.37 and 78.4%, respectively. The hotel was appraised for $41,500,000 in March, 1994.

     The Ramada Secaucus mortgage note and the Atlantic City Quality Inn mortgage notes were contained in a portfolio of over 20 mortgage notes encumbering 17 different hotel assets with an aggregate outstanding principal balance exceeding $100 million which was acquired from Midlantic Bank on September 27, 1993. The majority of the notes in this portfolio were nonperforming or subperforming at the time of acquisition. The seller of the loans marketed the portfolio only to all cash buyers and offered only minimal representations and warranties to the buyer. Starwood believes these distressed selling conditions allowed Starwood to acquire the portfolio at a significant discount to the outstanding aggregate principal balance outstanding. During the period of Starwood's ownership, and as of November 7, 1994, all payments of principal and interest due during this period have been paid, and neither the Ramada Secaucus mortgage note or the Atlantic City Quality Inn notes are currently in default.

     The Secaucus Ramada Suites hotel was built in 1989. The asset is located approximately five miles to the east of the Meadowlands Sports Complex. The collateral consists of a first leasehold mortgage interest (the ground lease, which expires on June 11, 2062, provides for annual base ground rent of $151,000 plus 10% of room revenues in excess of $3,548,500). Unaudited financial statements for the fiscal year ended June 30, 1994 submitted by the borrower indicate an ADR and occupancy of $84.04 and 76.1%, respectively.

     The Atlantic City Quality Inn hotel was built in 1986. The asset is located approximately one block from the Resorts International Hotel and Casino and approximately three blocks from the Trump Taj Mahol Hotel and Casino. Unaudited financial statements for the year ended December 31, 1993 submitted by the borrower indicate an ADR and occupancy of $65.85 and 61.6%, respectively.

     The contributions of the hotel properties by Starwood to the Realty Partnership will not include certain operating assets, furnishings or equipment, all of which will be contributed by Starwood to the Operating Partnership.

PROPERTIES CONTRIBUTED TO THE OPERATING PARTNERSHIP

     The Corporation Assets to be contributed by the Corporation and its subsidiaries to the Operating Partnership constitute all of their properties and operating assets, subject to substantially all of their liabilities. Such Corporation Assets and liabilities will be contributed upon the consummation of the Reorganization, except that a subsidiary of the Corporation will continue to hold and operate its gaming assets, liabilities and operations, pending receipt of necessary regulatory approvals of the Nevada Gaming Commission. Upon the earlier of receipt of such approvals or such time as such approvals are no longer required (such event being referred to as "Gaming Approval"), such subsidiary will transfer such assets and liabilities (the "Gaming Assets") to a limited partnership owned 99% by the Operating Partnership, as limited partner, and 1% by such subsidiary, as general partner. If all or any portion of the Gaming Assets are disposed of prior the receipt of Gaming Approval, the net proceeds of such disposition will be contributed to such limited partnership upon receipt thereof. If Gaming Approval is not received on or prior to December 31, 1995, then on such date such subsidiary will contribute to such limited partnership cash equal to the value of any Gaming Assets not disposed of prior to such date. The value of such Gaming Assets will be agreed to by the Corporation and Starwood or, if they are unable to agree, such value will be determined by independent appraisers selected by the Board of Directors of the Corporation and Starwood. No additional interests in the Operating Partnership will be issued upon the transfer of either the Gaming Assets, such net proceeds or such cash. In addition, the Corporation will contribute to the Operating Partnership any dividends or other distributions declared or paid by such subsidiary to the Corporation prior to the receipt of Gaming Approval. The only obligations and liabilities of the Corporation which will not be assumed by the Operating Partnership are the obligations and liabilities of the Corporation pursuant to the Formation Agreement and the other agreements entered into in connection with the Reorganization, including the Corporation's indemnification obligations under the Formation Agreement. See "-- Representations and Warranties; Indemnification."

     The Corporation leases 23 of the 26 hotel properties currently owned by the Trust and owns certain other assets. For further information with respect to the assets of the Corporation, see the Hotel Investors Form 10-K which accompanies this Joint Proxy Statement.

     Starwood will contribute to the Operating Partnership the Starwood Operating Assets, which consist of approximately $800,000 of cash, $5,612,000 of certain operating assets (including furnishings and equipment) of the French Quarters, Capitol Hill Suites, Albany Holiday Inn, Doubletree Rancho Bernardo and Harvey Wichita hotels contributed by Starwood to the Realty Partnership. Those leases will be similar to the current leases from the Trust to the Corporation.

FINANCIAL INFORMATION WITH RESPECT TO THE STARWOOD ASSETS

     The following table sets forth unaudited balance sheet information as of June 30, 1994 with respect to the assets (net of certain liabilities) to be contributed by Starwood to the Partnerships and unaudited results of operations for the six months ended June 30, 1994 and the year ended December 31, 1993 for the assets and liabilities to be contributed by Starwood to the Partnerships.

UNAUDITED BALANCE SHEET INFORMATION(1):

                                                                          JUNE 30, 1994
                                                                          -------------
        ASSETS
        Hotel assets, net...............................................   $35,115,000
        Mortgage notes receivable, net..................................    48,837,000
                                                                           -----------
                  Total real estate investments.........................    83,952,000
                                                                           -----------
        Advance Related to Albany Holiday Inn...........................     6,000,000
                                                                           -----------
        Cash and cash equivalents.......................................     5,000,000
                                                                           -----------
                                                                            94,952,000
                                                                           ===========
        LIABILITIES
        Mortgage and other notes payable................................   $50,259,000
                                                                           -----------
                                                                            44,693,000
                                                                           ===========

UNAUDITED STATEMENTS OF OPERATIONS(2):

                                                      SIX MONTHS ENDED        YEAR ENDED
                                                       JUNE 30, 1994       DECEMBER 31, 1993
                                                      ----------------     -----------------
        REVENUE
        Hotel.......................................     $ 8,069,000          $15,489,000
        Interest from mortgage and other notes......       4,050,000            8,190,000
                                                         -----------          -----------
                  Total Revenue.....................      12,119,000           23,679,000
                                                         -----------          -----------
        EXPENSES
        Hotel Operations............................       5,971,000           11,882,000
        Interest -- other...........................       1,998,000            3,995,000
        Depreciation and Amortization...............         908,000            1,817,000
                                                         -----------          -----------
                  Total Expenses....................       8,877,000           17,694,000
                                                         -----------          -----------
                  NET INCOME........................     $ 3,242,000          $ 5,985,000
                                                         ===========          ===========

- ---------------
(1) Reflects the historical cost of the assets (net of certain liabilities) contributed by Starwood. Starwood has acquired four hotel properties which will be contributed, as follows:

                                                       COST                        YEAR       NUMBER
          PROPERTY               LOCATION          BASIS(1)(3)     ENCUMBRANCE     BUILT     OF ROOMS
     ------------------    --------------------    ------------    -----------     ------    --------
     Capitol Hill
       Suites              Washington, D.C.        $  8,610,000             --      1955        152
     French Quarters
       Suites(2)           Lexington, KY             12,400,000    $ 1,517,000      1989        155
     Doubletree Hotel      Rancho Bernardo, CA        8,317,000      6,800,000      1987        209
     Harvey Wichita Inn    Wichita, KS                5,788,000      2,250,000      1969        259
                                                   ------------    -----------
                                                   $ 35,115,000    $10,567,000
                                                   ============    ===========

- ---------------
     (1) $5,612,000 of costs related to the properties will be contributed to the Operating Partnership.

     (2) Includes 38,000 square feet of retail space and 12,000 square feet of office space.

     (3) The allocation of the cost basis as determined based on estimated fair market value is as follows:

                                        CAPITOL HILL     FRENCH QUARTERS     DOUBLETREE     HARVEY WICHITA
                                        SUITES HOTEL         SUITES            HOTEL            HOTEL
                                        ------------     ---------------     ----------     --------------
        Land..........................   $ 2,000,000       $ 1,350,000       $1,500,000       $  341,000
        Building......................     5,760,000         9,550,000        5,717,000        3,285,000
        Furniture, Fixtures &                850,000         1,500,000        1,100,000        2,162,000
          Equipment...................
                                         -----------       -----------       ----------       ----------
        Total.........................   $ 8,610,000       $12,400,000       $8,317,000       $5,788,000
                                         ===========       ===========       ==========       ==========

     Hotel assets are depreciated using the straight line method over estimated lives of thirty-five years for buildings and improvements and five years for furniture, fixtures, and equipment.

          Subsequent to June 30, 1994, Starwood purchased from the Trust the Albany Holiday Inn, with a net book value of $5,200,000, for $6,000,000 in cash. The cash proceeds from the sale were used by the Trust to make a principal paydown on the Senior Debt. In connection with the Reorganization, Starwood will contribute the property to the Realty Partnership. Because Starwood has the right to sell the hotel back to the Trust for the purchase price plus a 10% return on its investment, the transaction will be recorded as a financing.

          The mortgage notes receivable, acquired in 1993 at a discount, consist of the following:

          Three performing mortgage notes to affiliated borrowers collateralized by three full service hotels (aggregating 1,230 rooms) in the Dallas, Texas area. The mortgage notes, maturing on December 31, 2002, are cross-collateralized and have cost bases and outstanding principal balances at June 30, 1994 as follows:

                                                      OUTSTANDING
                                                       PRINCIPAL
                                                        BALANCE      COST BASIS      REFERENCE
                                                     ------------    -----------     ----------
    COLLATERAL:
    Harvey Hotel Addison...........................   $10,843,000    $ 7,345,000        (a)
    Harvey Hotel Bristol...........................    17,350,000     11,739,000        (b)
    Harvey Hotel DFW...............................    26,988,000     18,260,000        (c)
                                                      -----------    -----------
                                                      $55,181,000    $37,344,000
                                                      -----------    -----------
    OTHER MORTGAGE NOTES:
    Atlantic City Quality Inn......................   $11,523,000    $ 4,185,000        (d)
    Secaucus, New Jersey Ramada....................    12,518,000      7,308,000        (d)
                                                      -----------    -----------
                                                      $79,222,000    $48,837,000
                                                      ===========    ===========

- ---------------
     (a) Represents a first mortgage note bearing interest at 8% (which was purchased at a discount which reflects a 16.1% effective rate) payable quarterly in arrears. The mortgage note has a 15-year amortization period and a balloon payment at maturity.

     (b) Represents a first mortgage note bearing interest at 8% (which was purchased at a discount which reflects a 16.1% effective rate) payable quarterly in arrears. The mortgage note has a 15-year amortization period and a balloon payment at maturity.

     (c) Represents a first mortgage note bearing interest at 8% (which was purchased at a discount which reflects a 16.1% effective rate) payable quarterly in arrears. The mortgage note has a 15-year amortization period and a balloon payment at maturity.
         Aggregate operating revenues and expenses on the underlying assets of the notes were $21,976,000 and $15,631,000, respectively, for the six months ended June 30, 1994 and $40,023,000 and $30,449,000, respectively, for the year end December 31, 1993.

     (d) The mortgage notes bear interest at various rates (which were purchased at a discount, which reflects a 19.1% aggregate effective rate) and are payable monthly in arrears, except that for the months of November 1994 through April 1995, debt service for the Atlantic City Quality Inn shall accrue and be payable from excess cash flow. Commencing May 1, 1995 fixed payments of debt service shall be required to be resumed. The mortgages mature between 1996 and 2010.

     NOTES PAYABLE CONSISTS OF THE FOLLOWING:

     (a) A $30,692,000 note issued in connection with the acquisition of the Harvey mortgage notes receivable under the terms of a Loan Agreement with a third party dated October 15, 1993. The note is nonrecourse and matures on January 31, 2003 and bears interest on a monthly basis at variable rates based on the London Interbank Offer Rate (LIBOR) Eurodollar rate plus 3%. The LIBOR rate at June 30, 1994 was 4.875%.

     (b) A $9,000,000 note relating to the other mortgage notes. The note bears interest at variable rates based on the LIBOR rate plus 4%. Interest is payable monthly in arrears and the note matures in 1995.

     (c) $8,317,000 cross defaulted and cross collateralized indebtedness relating to the acquisition of the DoubleTree Rancho Bernardo ($6,800,000) the French Quarters Suites ($1,517,000) and the Albany Holiday Inn. The note bears interest at variable rates based on the LIBOR rate plus 2.5%. Interest is payable monthly in arrears and the note matures in 1995.

     (d) A $2,250,000 construction loan funded in 1994 and used to renovate the Harvey Wichita Hotel bearing interest at 7.75% during the construction period. At the end of the construction period, the loan will be converted to a permanent financing with an annual interest rate of 7.5% fixed for a five year term, or prime + 1% adjusted annually with a ceiling of 10% and a maximum annual adjustment of 1%.

(2) Reflects the pro forma statement of operations of the assets and liabilities contributed by Starwood for the six months ended June 30, 1994 and the year ended December 31, 1993. Interest income and expense is reflected as if Starwood had contributed the related mortgage notes receivable and notes payable as of January 1, 1993.

     The following table sets forth the number of Paired Shares outstanding at June 30, 1994, the combined net tangible book value of the Trust and the Corporation at June 30, 1994, the number of Paired Shares held by Starwood after giving effect to the Reorganization, the net book value as of June 30, 1994 of the assets contributed to the Partnerships by Starwood, and the net book value of the average contribution per Paired Share based on total contributions:

                                                                                                BOOK VALUE
                                                                                                OF AVERAGE
                                           PAIRED SHARES           BOOK VALUE OF TOTAL          CONTRIBUTION
                                            OR UNITS(1)               CONTRIBUTIONS             PER PAIRED
                                        -------------------     -------------------------        SHARE OR
                                         NUMBER     PERCENT(5)     AMOUNT         PERCENT(5)       UNIT
                                        ---------   -------     -------------     -------       ----------
Paired Shares outstanding prior to the
  Reorganization......................  1,733,279     28.3%      $11,285,000(2)     20.2%(5)      $ 6.51
Units issued to Starwood in connection
  with the Reorganization(3)..........  4,396,884     71.7%       44,693,000(4)     79.8%(5)      $10.16
                                        ---------    -----        ----------       -----
TOTAL.................................  6,130,163    100.0%      $55,978,000       100.0%         $ 9.13
                                        =========    =====        ==========       =====

- ---------------
(1) Assumes exchange of all Units for Paired Shares.

(2) Reflects the combined net tangible book value of the Company at June 30, 1994 without giving effect to the Reorganization.

(3) Based on exchange of one Paired Share for each Unit.

(4) Reflects the net tangible book value at June 30, 1994 of the assets contributed to the Partnerships by Starwood.

(5) The percentages of book value differ from the percentage ownership of Paired Shares or Units because the book value of the contributions of the Companies and Starwood was determined based on historical cost and the percentages of Paired Shares or Units to be held after the Reorganization by the current holders of Paired Shares and by Starwood was determined by negotiation between the Companies and Starwood.

TRUST ASSETS CONTRIBUTED TO THE REALTY PARTNERSHIP

     The following table summarizes certain information regarding the Trust Assets to be contributed to the Realty Partnership:

                                  HOTEL ASSETS

                                                                            12 MONTHS ENDED
                                                                             JUNE 30, 1994
                                                       # OF      DATE     -------------------
             HOTEL                       STATE         ROOMS   ACQUIRED     ADR     OCCUPANCY
- --------------------------------  -------------------  -----   --------   -------   ---------
Embassy Suites..................  Phoenix, AZ           227      1983     $ 81.95     72.64%
Plaza Hotel.....................  Tucson, AZ            149      1983       44.85     83.70
Bay Valley Hotel & Resort.......  Bay Valley, MI        151      1984       64.67     62.95
Best Western Airport Inn(1).....  Albuquerque, NM       120      1984       54.41     86.54
Best Western Mesilla Valley
  Inn...........................  Las Cruces, NM        166      1982       43.00     74.84
Ramada Inn(1)...................  Fayetteville, NC      138      1986       31.24     37.73
Best Western Inn................  Columbus, OH          180      1992       42.49     67.73
Days Inn-Portland...............  Portland, OR          173      1984       48.36     69.78
The Riverside Inn...............  Portland, OR          137      1984       64.30     75.92
Dallas Park Center(1)...........  Dallas, TX            445      1972       59.08     49.63
Days Inn Town Center(1).........  Seattle, WA            90      1984       59.65     80.86
The Meany Tower Hotel...........  Seattle, WA           155      1984       66.52     73.48
The Sixth Avenue Inn(1).........  Seattle, WA           166      1984       66.07     75.92
Tyee Hotel......................  Olympia, WA           155      1987       61.41     54.38
Milwaukee Marriott(3)...........  Milwaukee, WI         396      1990       65.56     73.82
Vagabond Inn-Rosemead(2)........  Rosemead, CA          102      1974       37.12     47.26
Vagabond Inn-Sacramento(2)......  Sacramento, CA        108      1975       56.50     75.73
Vagabond Inn-Woodland
  Hills(2)......................  Woodland Hills, CA    101      1973       47.91     89.94
Best Western Riverfront
  Airport.......................  Savannah, GA          142      1986       48.18     57.61
Best Western Airport............  El Paso, TX           175      1985       34.97     80.01
Residence Inn...................  Tysons Corner, VA      96      1984      100.42     77.79
Bourbon Street Hotel & Casino...  Las Vegas, NV         150      1988       31.80     89.16
King 8 Gambling Hall Hotel &
  Casino........................  Las Vegas, NV.        300      1988       32.58     85.32

- ---------------
(1) These hotels are owned subject to long-term ground leases.

(2) The Vagabond Inns are leased to a third party, and are the only existing hotel assets not leased to the Corporation.

(3) The Corporation has a 51% general partnership interest in this hotel and the Trust holds third and fourth mortgages of $1,161,000 and $14,865,000, respectively.

ASSIGNMENT AGREEMENT

     Starwood has received an assignment of certain claims (the "Assigned Claims") of Leonard M. Ross and his affiliates ("Ross"), who currently hold approximately 9.8% of the outstanding Paired Shares and had opted out of the settlement by the Trust and the Corporation of certain shareholder litigation described in Item 3 of the Hotel Investors 10-K accompanying this Joint Proxy Statement. Virtually all other shareholders of the Trust and the Corporation were bound by such settlement. In addition to preserving his rights to institute an action against the Companies and the other defendants with respect to the matters covered by such settlement, Ross had threatened to separately institute such an action and had threatened to assert other alleged causes of action against the Companies.

     Pursuant to the Assignment Agreement, Ross also granted a proxy to vote Ross' 170,057 Paired Shares (as adjusted for an assumed 1-for-7 Reverse Split). Starwood has agreed to purchase those Paired Shares, at Ross' election, in a 60-day period beginning on the earlier of the year after the consummation of the Reorganization or December 15, 1995, at a price of $39.375 (as adjusted for an assumed 1-for-7 Reverse Split) per Paired Share. Starwood may also elect to purchase such Paired Shares at the same time and on the same terms. Ross has agreed not to purchase or sell any Paired Shares during such period and not more than 4.9% thereafter.

     As described under "The Reorganization -- Representations and Warranties; Indemnification", the Trust and the Corporation have agreed that under certain circumstances they will indemnify and hold harmless Starwood in respect of certain losses in respect of the Assignment Agreement and the Partnerships will reimburse the Trust and the Corporation for amounts paid in respect of such indemnification obligation.

ADJUSTMENTS TO INTERESTS IN THE PARTNERSHIPS

     The Formation Agreement provides for adjustments to the percentage interests of the Trust and Starwood in the Realty Partnership and of the Corporation and Starwood in the Operating Partnership on or prior to the Closing Date. The percentage interests of Starwood in each of the Partnerships will be increased in the event of a reduction prior to the Closing Date of the principal amount of the indebtedness to be assumed by the Realty Partnerships in connection with the first mortgage notes secured by the Harvey Hotels or the indebtedness to be assumed by the Realty Partnership in connection with the first mortgage notes secured by the Atlantic City hotel and the Secaucus Ramada Suites hotel.

     The Formation Agreement provides that the percentage interests of any partner in the Partnerships will be decreased if any assets which are to be contributed by such partner are not contributed, but if such decrease would cause the aggregate percentage interests of Starwood to be less than 51%, Starwood will contribute additional assets in order to cause such aggregate percentage interests to be equal to 51%. Any such additional assets would be subject to the reasonable approval of the Trust and the Corporation. The Formation Agreement also provides that no adjustments will be made to the percentage interests of the Trust and the Corporation in the Partnerships to the extent that the percentage interests of the Trust and the Corporation would be reduced below 25%.

OPERATION OF THE PARTNERSHIPS

     If the Reorganization is completed, the Trust will be one of the largest publicly traded REITs investing exclusively in hotel properties and the Realty Partnership will own interests in 47 hotels located in 21 states throughout the United States. After the Reorganization, the Trust and the Corporation will have a total equity capitalization (based on a thirty day average of the market value of Paired Shares at November 7, 1994 and assuming the exchange of all Units for Paired Shares) of $126.4 million and a total market capitalization (the total equity capitalization plus the principal amount of all indebtedness) of $339.3 million, as compared with the total equity capitalization and total market capitalization for the Trust and the Corporation of approximately $21.5 million (based on a thirty day average of the market value of Paired Shares at June 13, 1994, the date of the first public announcement of the Reorganization) and approximately $190.1 million, respectively, prior to the Reorganization. Following the Reorganization, the Realty Partnership will own fee or ground leasehold interests in over 5,900 rooms and the Operating Partnership will operate over 5,600 rooms. After the Reorganization, the net loss and funds from operations of the Partnerships for the year ended December 31, 1993 will be ($1,232,000) and $12,965,000, respectively, as compared with the historical pro forma net loss and pro forma funds from operations of the Companies for such year of ($7,032,000) and $4,548,000. Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. Funds from operations should not be considered an alternative to net income as an indication of the

Companies' financial performance or as an alternative to cash flows from operating activities as a measure of liquidity.

BUSINESS OBJECTIVES

     The primary business objectives and operating strategy following the Reorganization will be to (i) replace the existing Senior Debt and mortgage debt with a more stable lower cost capital structure and (ii) increase per share funds from operations and amounts available for distribution to shareholders by continuing to improve hotel operations and through the opportunistic acquisition of additional hotels.

     Following the Reorganization, the Trust will be the sole general partner of the Realty Partnership and as such will make all decisions on behalf of the Realty Partnership, except that at any time that Starwood owns or controls at least 15% of the outstanding Units in the Realty Partnership, the Trust may not undertake on behalf of the Realty Partnership certain "Major Decisions" without the prior written consent of Starwood. After the Reorganization, the Trust will conduct all of its business and operations through the Realty Partnership.

     All future real estate acquisitions by the Trust will be made through the Realty Partnership.

     After the Reorganization, the Partnerships will be the exclusive vehicle through which Starwood will continue to pursue equity hotel investments in the United States. So long as any officer, director or general partner of, or any other person employed by, Starwood remains on either the Board of Trustees of the Trust or the Board of Directors of the Corporation, Starwood has agreed that it will not compete, directly or indirectly, with the Partnerships and that it will present to the Partnerships all acquisitions of (i) fee interests in hotels in the United States and (ii) debt interests in hotels in the United States where it is anticipated that the equity will be acquired by the debt holder within one year from the acquisition of such debt interest. During the term of such non-competition agreement Starwood will not acquire any such fee interest or debt interests. Starwood is currently negotiating the acquisition of several hotels, hotel portfolios and other related assets, some of which are of significant size. Such acquisitions are subject to further negotiation and numerous conditions and there can be no assurance that any such acquisitions will be completed. The Trust and the Corporation have agreed that Starwood may consummate any acquisition which is subject to an executed letter of intent or contract prior to the Reorganization, which acquisition relates to a group of five or more properties with a total value in excess of $100 million (an "Existing Acquisition"). Starwood will have the right to operate any such properties and the Partnerships will not have the right to acquire any such properties from Starwood.

     Prior to receipt of the Gaming Approval, the Operating Partnership will be managed by a management committee the members of which are identical to the members of the new Board of Directors elected at the Corporation Meeting. While awaiting the Gaming Approval, the Corporation's existing management and Board of Directors will be responsible for the operation and control of the Gaming Assets, and the management committee will be prohibited from any influence or control of the Gaming Assets. After receipt of the Gaming Approval the Corporation will manage the business of the Operating Partnership as the managing general partner of the Operating Partnership. As managing general partner, the Corporation will make all decisions on behalf of the Operating Partnership, except that at any time that Starwood owns or controls at least 15% of the outstanding Units in the Operating Partnership, the Corporation may not undertake on behalf of the Operating Partnership certain "Major Decisions" without the prior written consent of Starwood. See "The Partnerships." After the Reorganization, the Corporation will conduct all of its business and operations through the Operating Partnership and will lease from the Realty Partnership the hotel properties which the Corporation and its subsidiaries currently lease from the Trust, and certain properties acquired by the Realty Partnership from Starwood. The Operating Partnership may also lease from the Realty Partnership and operate hotel properties acquired by the Realty Partnership in the future.

EXCLUDED ASSETS

     Although the Partnerships are succeeding to the hotel equity investment business of Starwood, there are certain fee interests, debt interest or other investments held by Starwood (the "Excluded Assets") which are not being contributed to the Partnerships by Starwood because those Excluded Assets either
(i) are subject to
contractual restrictions preventing transfers or (ii) are inconsistent with the investment objectives of the Partnerships. Certain Excluded Assets do not currently, but may in the future, compete with the Partnerships if the Partnerships were to invest in hotel properties in the same markets or of the same types as the Excluded Assets. However, with respect to each Excluded Asset, subject to obtaining all material required third party and partner consents and approvals, the Partnerships will have the option, at any time or times prior to the earlier of five years from the consummation of the Reorganization and the expiration of the term of Starwood's noncompetition period described above, to acquire the interests of Starwood in one or more Excluded Assets for a cash purchase price equal to the fair market value of such Excluded Asset, as determined by agreement between the Partnerships and Starwood (or, if they are unable to agree, by independent appraisers selected by the Trust, the Corporation and Starwood). The Trust and the Corporation have agreed that such option to acquire Excluded Assets will not apply to any Existing Acquisition.

REVERSE SPLIT

     In connection with the Reorganization, the Board of Trustees of the Trust and the Board of Directors of the Corporation will be authorized to effect a reverse split of the Paired Shares (the "Reverse Split"), in which a number of Paired Shares outstanding at the effective date of the reverse Split (such number to be not less than six nor more than ten, as determined by the Board of Trustees and the Board of Directors) will be changed into one Paired Share. The Board of Trustees and the Board of Directors will also be authorized to determine the effective date of the Reverse Split. The Reverse Split will be effected by amendments to the Declaration of Trust and the Articles of Incorporation, which amendments will be filed (together with amendments to reflect the increase in the authorized Trust Shares and Corporation Shares described under "Adoption of Amendments to Trust Declaration and Restated Articles of Incorporation") immediately prior to the effective date of the Reverse Split.

     The purpose of the Reverse Split is to increase the liquidity and marketability of the Paired Shares by raising the trading price per Paired Share and attracting investors and brokers who would otherwise be reluctant to deal in a lower-priced stock, and to facilitate public offerings of Paired Shares after the Reorganization. Fractional shares resulting from the Reverse Split will be redeemed for cash equal to such fraction multiplied by the market price of a Paired Share.

     The Reverse Split would not affect the percentage ownership interest or proportional voting power of any holder of Paired Shares, except for minor differences resulting from the redemption of fractional shares for cash.

     Promptly after the effective date of the Reverse Split, a letter of transmittal will be mailed to holders of Paired Shares containing instructions relating to the surrender of outstanding certificates for Paired Shares in exchange for new certificates representing the Paired Shares after giving effect to the Reverse Split. Share certificates should not be surrendered until the letter of transmittal is received.

     The Trust and the Corporation each have outstanding warrants and options to purchase Paired Shares. Upon the Reverse Split, each such warrant and option will be adjusted so that the holder thereof will be entitled to receive upon the exercise thereof the number of Paired Shares which such holder would have owned or been entitled to receive after the Reverse Split if such warrant or option had been exercised immediately prior to the Reverse Split.

RECOMMENDATIONS OF THE BOARD OF TRUSTEES AND THE BOARD OF DIRECTORS; REASONS FOR THE REORGANIZATION

     THE BOARD OF TRUSTEES OF THE TRUST AND THE BOARD OF DIRECTORS OF THE CORPORATION HAVE UNANIMOUSLY APPROVED THE REORGANIZATION PROPOSAL AND RECOMMEND THAT SHAREHOLDERS OF THE TRUST AND STOCKHOLDERS OF THE CORPORATION VOTE FOR APPROVAL OF THE REORGANIZATION PROPOSAL.

     The recommendations of the Board of Trustees and the Board of Directors are based on a number of factors, including the following:

     - The Reorganization will result in the ownership and operation, through the Partnerships, of interests in 47 hotel assets located in 21 states throughout the United States. Accordingly, the continuing ownership interest of the holders of Paired Shares will represent an investment in an enterprise with a significantly larger and more diversified hotel portfolio. After the Reorganization, the Partnerships will have improved debt service coverage ratios, a substantially reduced debt to market capitalization ratio and an increased total equity capitalization.

     - The enhanced financial stability resulting from the Reorganization increases the likelihood that the Trust and the Corporation will be able to access new capital to repay the existing Senior Debt and other mortgage indebtedness and to finance future growth through financings on more favorable terms. See "The Reorganization -- The Offering."

     - The structure of the Reorganization (including Starwood's significant percentage ownership after the Reorganization, Starwood's agreement that the Partnerships will be the exclusive vehicle through which Starwood will continue to pursue hotel equity investments in the United States, and other elements of the Reorganization) is intended to align the interests of Starwood with those of the holders of Paired Shares and demonstrates Starwood's long-term commitment to the Partnerships and its desire to continue to make real estate acquisitions through the Partnerships.

     - The operations of the Realty Partnership following the Reorganization are expected to generate sufficient cash flow from operations to enable the Trust to make distributions to holders of the Trust Shares, although there can be no assurance that the Trust can or will make such distributions. Any such distributions would be subject to the consent of the Companies' Lenders. The holder of a majority of the Senior Debt has agreed, among other things, to permit distributions necessary to preserve the Trust's REIT status.

     - The possible adverse consequences to the Trust and the Corporation of failing to consummate the Reorganization, including the possibility of a default on the Senior Debt and the lack of desirable alternatives to the Reorganization available to the Trust and the Corporation and the risks involved in pursuing those alternatives under current conditions. See "The Reorganization -- Consequences of Failure to Consummate the Reorganization."

     - The approximate 28.3% general partner interest in the Realty Partnership and the Operating Partnership to be received by the Trust and the Corporation, respectively, in exchange for the respective contributions of all their operating assets.

     - The contributions by Starwood to the Realty Partnership and the Operating Partnership. The cash contribution to the Partnerships by Starwood of approximately $5,000,000 in the aggregate, will be available for, among other things, the payment of expenses of the Reorganization and for other corporate purposes.

     - The creation of the Partnerships and the control of the Trust and the Corporation over the Partnerships will give the Trust and the Corporation the option of using either Paired Shares or Units (in addition to cash) in connection with future acquisitions, thus increasing the alternatives available to offer to potential sellers of hotels and allowing the Trust and the Corporation to offer potential sellers continued participation on a tax deferred basis through the use of Units.

     - The Reorganization will enable the respective managements of the Trust and the Corporation to concentrate their efforts more directly on enhancing the business of the Partnerships and thereby increasing shareholder and stockholder value, instead of expending a significant amount of time and effort on compliance with and restructuring of the terms of the Senior Debt.

     - The holder of approximately $74.0 million of the Senior Debt has agreed, among other matters, that in the event the Reorganization is consummated,
       (i) current restrictions under the Senior Debt on the acquisition of additional assets by the Companies and the Partnerships shall be removed, and (ii) other provisions in the documents evidencing the Senior Debt will be modified so as to facilitate the qualification of the Trust as a REIT (e.g., elimination of the requirement that the Trust and Corporation be merged with consequent loss of the unique Paired Share structure and loss of the Trust's REIT status, permitting distributions necessary to preserve the Trust's REIT status and permitting the forgiveness of certain intercompany loans from the Trust to the Corporation). Such holder has also issued a commitment (subject to completion of due diligence) to extend financing to be used to purchase or refinance the remainder of the Senior Debt from the only other holder of the Senior Debt, in the event that a similar agreement is not obtained from such other holder.

     - The recent trading prices of the Paired Shares after the announcement of the Reorganization, as compared with the historical trading prices of Paired Shares prior to such announcement. See "Price Ranges of Paired Shares; Dividends".

     - The written opinion of Salomon Brothers Inc, the financial advisor to the Trust and the Corporation, that the Reorganization is fair, from a financial point of view, to holders of Trust Shares and Corporation Shares, other than Starwood.

OPINION OF TRUST'S AND CORPORATION'S FINANCIAL ADVISOR

     Salomon Brothers Inc ("Salomon Brothers") has delivered a written opinion to the Trust's Board of Trustees and the Corporation's Board of Directors, dated the date of this Joint Proxy Statement, to the effect that, as of such date, the Reorganization is fair, from a financial point of view, to the shareholders of the Trust and the stockholders of the Corporation, other than Starwood. No limitations were imposed by the Board of Trustees or the Board of Directors upon Salomon Brothers with respect to the investigations made or the procedures followed by it in rendering such opinion.

     In conducting its analysis and arriving at its opinion, Salomon Brothers reviewed and analyzed, among other things, the following: (i) the Formation Agreement; (ii) the Credit Agreement; (iii) this Joint Proxy Statement; (iv) the Joint Annual Report to Shareholders and Annual Report on Form 10-K for each of the years in the three-year period ended December 31, 1993 and the Joint Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, each as amended; (v) certain other internal information, primarily financial in nature, including projections prepared by the managements of the Companies, concerning the business, assets and operations of the Companies, furnished to Salomon Brothers by the management of the Companies for purposes of Salomon Brothers' analysis, (vi) certain publicly available information concerning the trading of, and the trading market for, the Paired Shares; (vii) certain internal information, primarily financial in nature, including projections prepared by the management of Starwood, concerning the business, assets and operations of Starwood furnished to Salomon Brothers by Starwood for purposes of Salomon Brothers' analysis, (viii) certain publicly available information with respect to the Trust, the Corporation, Starwood and certain other companies that Salomon Brothers believes to be comparable to the Trust and the Corporation and the trading markets for certain of such other companies' securities; (ix) certain publicly available information concerning the nature and terms of certain other transactions that Salomon Brothers believed to be reasonably comparable to the Reorganization or otherwise; (x) the identification of prospective buyers, the solicitation of proposals and the participation in discussions with third parties concerning their interest in a potential transaction with the Companies; and (xi) such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant. Salomon Brothers also met with certain officers and employees of the Trust, the Corporation and Starwood to discuss the foregoing as well as other matters Salomon Brothers believed to be relevant to its inquiry. In this connection, Salomon Brothers relied upon the representations of the managements of the Companies that the Companies were unable to restructure or refinance the Senior Debt on terms more favorable than currently exist.

     In connection with its review, Salomon Brothers assumed and relied upon the accuracy and completeness of, but it did not assume any responsibility for independent verification of, the financial and other information provided to it or publicly available. With respect to financial projections, Salomon Brothers assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of the Trust, the Corporation and Starwood as to the future financial performance of the Trust, the Corporation and Starwood, respectively. Salomon Brothers expressed no view as to such projections or the assumptions on which they are based. In addition, Salomon Brothers did not assume any responsibility for or obtain any independent evaluations or appraisals of any of the properties or facilities of the Trust, the Corporation or Starwood. Salomon Brothers understood that the Companies are contemplating obtaining financing through the Offering (as hereinafter defined) and that completion of the Offering is not a condition to the Reorganization. Salomon Brothers participated in negotiations and reviewed the terms of the Reorganization, which were determined by arm's length negotiation among the Trust, the Corporation and Starwood.

     The full text of the opinion of Salomon Brothers which sets forth the assumptions made, matters considered and limits on the review undertaken by Salomon Brothers, is attached as Exhibit C to this Joint Proxy Statement and incorporated by reference herein. Shareholders of the Trust and stockholders of the Corporation are urged to read carefully such opinion in its entirety. Salomon Brothers' opinion is limited to the fairness, from a financial point of view, of the Reorganization to the stockholders of the Corporation and the shareholders of the Trust, other than Starwood and does not address the Companies' underlying business decision to effect the Reorganization or constitute a recommendation to any shareholder or stockholder as to how such shareholder or stockholder should vote with respect to the Reorganization. For purposes of its opinion, Salomon Brothers analyzed the Reorganization as a whole and has not analyzed any terms of the Reorganization on an individual basis.

     Salomon Brothers is an internationally recognized investment banking firm and regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes. The Board of Trustees and Board of Directors selected Salomon Brothers to act as their financial advisor on the basis of Salomon Brothers' international reputation and its familiarity with the Trust and the Corporation and the real estate, hotel and gaming industries in general. In the course of its business, Salomon Brothers may trade the securities of the Companies for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     The Companies have over the past five years paid Salomon Brothers fees aggregating $350,000, and have agreed to pay to Salomon Brothers an additional fee equal to $1,950,000 and a fee to Smith Barney Inc. equal to $500,000, in each case upon consummation of the Reorganization in consideration for their services in connection with the Reorganization. The Companies have also agreed to reimburse Salomon Brothers for its out-of-pocket expenses, including reasonable fees and disbursements of counsel. The Companies have agreed to indemnify Salomon Brothers and its affiliates, their respective directors, officers, partners, agents and employees and each person, if any, controlling Salomon Brothers or any of its affiliates against certain liabilities, including certain liabilities under the federal securities laws, relating to or arising out of its engagement. The Companies have also engaged Salomon Brothers to render an opinion with respect to the relative valuation of the securities of the Trust and the Corporation, for which engagement Salomon Brothers will be paid a fee of $250,000.

CONSIDERATIONS AND EVENTS LEADING TO THE REORGANIZATION

     Beginning in 1991, the Trust defaulted on bank borrowings and at December 31, 1992 the Trust was in default under borrowings totalling approximately $135 million. In addition to seeking to restructure the indebtedness, the Trust and the Corporation considered other alternatives, such as refinancing the indebtedness, bulk sale of their assets, seeking third party equity financing, as well as bankruptcy.

     As a result of the financial condition of the Trust and the Corporation and the general lack of interest of financial institutions in making hotel loans, the Trust and the Corporation determined that they could not refinance the indebtedness. In addition, the Trust and the Corporation determined that at that time a bulk sale of the Trust and the Corporation assets would not maximize the value of the properties to shareholders. After litigation and prolonged negotiations with their lenders, the Trust and the Corporation also considered bankruptcy as an alternative to restructuring the indebtedness, but determined that restructuring the indebtedness provided the best possibility for the Trust and the Corporation to continue in business and to maximize value to shareholders over a longer term.

     Pursuant to a Credit Agreement dated as of January 28, 1993, as amended (the "Credit Agreement"), the Trust restructured the approximately $128,223,000 principal amount of previously unsecured indebtedness

(the "Senior Debt") owed to two banks and three insurance companies (the "Lenders") as a term loan and revolving credit facility.

     The Credit Agreement requires that the debt restructuring take place in three closings, the first two of which have been completed. At the first closing, the Lenders were granted direct and indirect security interests in and liens on substantially all of Hotel Investors' hotel and other assets (including substantially all of Hotel Investors' cash) to secure repayment of the term loan and revolving credit facility. At the second closing, the Trust acquired all of the assets formerly held by United States Equity & Mortgage Trust, which had been 95%-owned by the Trust.

     At the third closing, among other things, the final maturity date of the restructured indebtedness was to be extended to April 30, 1998. The third closing was conditioned upon, among other things, the Trust and the Corporation seeking the approval of their respective shareholders and stockholders for a merger between the Trust and the Corporation in which the "paired share" structure of Hotel Investors was to be eliminated. On August 6, 1993, the Trust and the Corporation filed with the Commission a form of preliminary proxy statement to solicit proxies to effect such a merger. Such proxy statement was not finalized or mailed to holders of Paired Shares. The Trust and the holders of the Senior Debt have since agreed to successive extensions of the maturity of the Senior Debt and of the date for the third closing and currently such maturity and closing date have been extended to May 31, 1995.

     Throughout 1993 the Trust and the Corporation and their respective Boards continued to explore and evaluate various alternatives, including seeking an equity investor or a partner for the businesses of the Trust and the Corporation to better enable the Trust to refinance the Senior Debt.

     Beginning in the second quarter of 1993 the Board of Trustees authorized management of the Trust, with the assistance of the Trust's investment bankers, to explore and discuss possible transactions between the Trust and various interested parties, including a partnership of which Starwood was a partner. During the second half of 1993 and early in 1994, management of the Trust and representatives of the Trust's investment bankers continued discussions with Starwood and the other partners of such partnership and contacted and solicited indications of interest from a number of other potential partners. The respective Boards of the Trust and the Corporation held a number of meetings at which they received updates of the status of the contacts, further reviewed alternatives available to the Trust and the Corporation and directed management to continue to explore the indications of interest.

     In January and February of 1994 representatives of the Trust, the Lenders and potential partners, including Starwood, met to discuss the possibility of the Lenders agreeing to the repayment of the Senior Debt at a discount in connection with a transaction involving the Trust. During this period and thereafter the management of the Trust and the Trust's investment bankers continued to engage in discussions with a number of potential equity investors and partners.

     On May 20, 1994, Starwood purchased approximately $21 million of the Senior Debt from one of the Lenders pursuant to a public auction by that Lender.

     During May and the first two weeks of June, the Companies and Starwood engaged in further discussions and in an extended series of negotiations with respect to the terms of the Reorganization. The Companies also engaged in a review and due diligence investigation of the properties included in the Starwood Realty Assets.

     On June 7 and 10, 1994 the Board of Trustees and the Board of Directors met at length to consider the terms of the Reorganization and a memorandum of understandings containing such terms. After reviewing the terms of the Reorganization and considering, among other things, the oral presentations by their investment bankers, the Board of Trustees and the Board of Directors each unanimously approved the Reorganization on a preliminary basis and authorized management to proceed with the Reorganization pursuant to the terms of the memorandum of understanding. The definitive approval of the Reorganization was subject to, among other things, the negotiation and review of definitive agreements providing for the Reorganization and the receipt of the written opinion of Salomon Brothers described under "-- Opinion of Trust's and Corporation's Financial Advisor."

     On June 13, 1994 the Trust and the Corporation publicly announced that they had entered into the memorandum of understandings.

     On August 25, 1994, a third party purchased $74.0 million of the Senior Debt (including the Senior Debt previously held by Starwood) from all but one of the Lenders. An affiliate of Starwood is the general partner of a partnership that has the right to acquire such Senior Debt from such third party.

     On August 1, 1994, the Trust made a scheduled repayment of principal of the Senior Debt of $8 million. In addition, pursuant to the Trust's election, it made an additional payment of principal of the Senior Debt of $4 million, which additional payment caused the cancellation of certain warrants for Paired Shares (which has an exercise price of $0.625 per Paired Share) which had previously been issued to the Lenders in connection with the restructuring of the Senior Debt.

     On August 31, 1994, the holders of the Senior Debt agreed to a further extension to May 31, 1995 of the maturity of the Senior Debt and the closing date for the third closing under the Credit Agreement.

     On November 10, 1994, the Board of Trustees of the Trust and the Board of Directors of the Corporation approved the Formation Agreement and authorized the Trust and the Corporation, respectively, to enter into the Formation Agreement. In addition, on such date the Boards of Trustees and the Board of Directors took action to exempt the Trust and the Corporation, respectively, from the "business combinations" and "control share acquisition" statutes of Maryland law.

CERTAIN CONSIDERATIONS

     The Reorganization has certain effects on the current holders of Paired Shares, including the following:

     - The substantial dilution of the percentage ownership interests of current holders of Paired Shares. Although the current holders of Paired Shares will continue to hold all of the outstanding Paired Shares immediately following the Reorganization, such holders will then hold, through the Trust and the Corporation, an approximate 28.3% interest in the business of a much larger enterprise.

     - The amendments to the Articles of Incorporation of the Corporation and the Trust Declaration of the Trust will make it more difficult to change the composition of the Board of Directors of the Corporation and the Board of Trustees of the Trust in a relatively short period of time, may increase the likelihood that incumbent directors and trustees will retain their positions and may discourage transactions which might be desirable for holders of Paired Shares. In addition, those amendments eliminate certain restrictions on borrowings and investments by the Trust. See "Adoption of Amendments to the Trust Declaration and Restated Articles of Incorporation."

     The Reorganization also could have certain other possible effects on holders of Paired Shares, including the following:

     - Sales of Paired Shares as a result of an exchange of Units (or the perception that such sales could occur) could adversely affect the trading prices for the Paired Shares after the Reorganization. Although the recent and historical trading prices of Paired Shares were considered in determining the terms of the Reorganization, there can be no assurance that the trading price of the Paired Shares following the Reorganization will not be less than the current trading price of the Paired Shares, whether as a result of such sales of Paired Shares, such perception or otherwise.

     - If the new Board of Trustees is elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will take office immediately, even if the Reorganization is not consummated. If the new Board of Directors is elected and the Reorganization Proposal is approved at the Special Meetings, such new Board will take office upon the receipt of certain gaming regulatory approvals described herein, even if the Reorganization is not consummated. In such event, Starwood would have designated a majority of the members of both Boards, even though the Reorganization would not have been consummated.

     - The dilution of voting control of current holders of Paired Shares upon exchange of Units for Paired Shares. If Starwood were to exchange all of its Units for Paired Shares (although, because of the REIT Ownership Limitation it could not do so at one time), the current holders of Paired Shares would then hold only 28.3% of the then outstanding Paired Shares. Consequently, the ability of current holders of Paired Shares to thereafter determine matters submitted to a vote of holders of Paired Shares, including the election of directors and the approval of extraordinary transactions such as the Reorganization, would be diminished substantially. If Starwood does not exchange its Units for Paired Shares, then Starwood's voting power with respect to matters submitted to a vote of holders of Paired Shares (including the election of Trustees of the Trust and Directors of the Corporation) would be equal to its percentage holding of the outstanding Paired Shares. Even if, however, Starwood does not exchange its Units for Paired Shares, for the reasons described below Starwood will have the ability to exercise significant influence over the affairs of the Trust, the Corporation and the Partnerships.

       Although the REIT Ownership Limitation limits Starwood's direct and indirect ownership at any time to 8.0% of the outstanding Paired Shares, the holders of such Paired Shares might suffer substantial dilution if, within the limits of the REIT Ownership Limitation, Starwood over time exchanged its Units for Paired Shares and sold such Paired Shares in a public offering or in private transactions.

     - Because of the ownership of Units by Starwood and the rights of the holders of such Units, and because a majority of the Trustees of the Trust and a majority of the directors of the Corporation upon consummation of the Reorganization would be persons nominated by Starwood, Starwood will have the ability to exercise significant influence over the affairs of the Trust, the Corporation and the Partnerships, which influence might not be consistent with the interests of the current holders of Paired Shares.

     - The Reorganization will result in the creation of certain conflicts of interest between Hotel Investors and Starwood. For example, prior to the exchange by Starwood of Units for Paired Shares, Starwood will experience different and possibly more adverse tax consequences than the Trust and its shareholders upon the sale of certain properties or the restructuring or sale of certain mortgage loans. Therefore, Starwood may be opposed to the sale of such properties or the restructuring of the loans even though such a sale or restructuring might otherwise be in the best interest of the Trust and its present shareholders. An affiliate of Starwood is also the general partner of a partnership that has the right to acquire approximately $74.0 million of the Senior Debt and there may arise certain conflicts of interest between Hotel Investors, the Partnerships and Starwood as a result thereof. In addition, Starwood's objectives regarding the pricing, structure and timing of any such sale may differ from the objectives of the present shareholders of the Trust and stockholders of the Corporation or current management of the Trust and the Corporation. So long as Starwood holds or controls Senior Debt, any determination by the Board of Trustees of the Trust in connection with the Senior Debt is subject to the approval of a majority of the Disinterested Members of the Board of Trustees of the Trust as described under "The Reorganization -- Amendments to the Code of Regulations and By-Laws."

     - The percentage ownership interests of the Trust and Starwood in the Realty Partnership and of the Corporation and Starwood in the Operating Partnership were determined based on negotiations between the parties and no independent appraisals of the Trust Assets, the Corporation Assets, the Starwood Realty Assets or the Starwood Operating Assets to be contributed to the Partnerships were obtained in connection with such determination. There can be no assurance that the value of such ownership interests of the Trust, the Corporation and Starwood following the Reorganization accurately reflects the value of the assets contributed in exchange for such interests.

     - Because Starwood only recently acquired many of the Starwood Assets to be contributed by Starwood, Starwood does not have an established operating history with respect to those Assets. Certain of the Starwood Assets were purchased by Starwood in situations where the previous owner had overleveraged those Assets.

CONSEQUENCES OF FAILURE TO CONSUMMATE THE REORGANIZATION

     If the Reorganization Proposal is not approved by the requisite votes of shareholders of the Trust and stockholders of the Corporation, the Reorganization will not be consummated. Although neither the Trust nor the Corporation is able to predict the exact consequences of failing to consummate the Reorganization, the Trust and the Corporation each anticipates that it would attempt to complete the restructuring of the Senior Debt pursuant to the Credit Agreement by, among other things, seeking the approval of the shareholders of the Trust and the stockholders of the Corporation to merge the Trust and the Corporation, which merger would eliminate the unique "paired share" structure, which under current law cannot be duplicated, and the ability of the Trust to be taxed as a REIT. See "The Reorganization -- Considerations and Events Leading to the Reorganization." No assurance can be given that such restructuring could or would be completed.

     The maturity of the Senior Debt has been extended to May 31, 1995 and to date the Trust has made scheduled repayments of the Senior Debt. However, even if the restructuring of the Senior Debt were to be completed, no assurance can be given that the Trust or the Corporation would be able to make scheduled repayments of the Senior Debt, as restructured. Sales of a significant number of hotel properties would be required in order to raise the funds necessary to make such repayments and no assurance can be given that such sales could be made on terms that are favorable to the Trust or the Corporation or for amounts sufficient to allow such repayments. If scheduled repayments on the Senior Debt are not made when due, the ability of the Trust and the Corporation to continue as going concerns would be substantially in doubt. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the accompanying Hotel Investors 10-K.

     Even if the restructuring of the Senior Debt were completed, without the addition of the Starwood assets contemplated by the Reorganization, it is unlikely that the Companies could refinance the Senior Debt and it is unlikely that the holders of the Senior Debt would agree to remove restrictions on the acquisition of additional assets by the Companies absent a substantial capital infusion. The ability to obtain an alternative substantial capital infusion to that proposed by Starwood would be significantly and adversely affected by the Companies' compliance with the provisions of the Senior Debt which would require the merger of the Trust and the Corporation, with consequent loss of the "paired share" structure and of REIT status by the Trust.

     In addition, if the Reorganization is not consummated, each of the Trust and the Corporation may also consider other alternatives to reduce its indebtedness and to repay the Senior Debt, although in the past few years the respective Boards of the Trust and the Corporation have considered and explored various alternatives and have determined that such alternatives either were not available or were not in the best interests of the shareholders of the Trust and the stockholders of the Corporation. See "The Reorganization -- Considerations and Events Leading to the Reorganization." For example, the Trust explored effecting a refinancing of the Senior Debt and obtaining a significant equity infusion but concluded that such a refinancing or equity infusion either was not available or was not available on reasonable terms.

AMENDMENTS TO CODE OF REGULATIONS AND BY-LAWS

     In connection with the Reorganization, the Trust will amend its Code of Regulations and the Corporation will amend its By-Laws, in each case to provide that, in addition to any affirmative vote required either by law, the Partnership Agreements, the Trust Declaration of the Trust or the Articles of Incorporation of the Corporation, any Transaction (as described below) involving the Trust, the Corporation (or any of its subsidiaries) or either of the Partnerships shall require the affirmative vote of a majority of the members ("Disinterested Members") of the Board of Trustees of the Trust (in the case of a Transaction involving the Trust or the Realty Partnership) or the Board of Directors of the Corporation (in the case of a Transaction involving the Corporation or the Operating Partnership) who are not employees, officers, directors, Affiliates or Associates (as each is defined in the Securities Exchange Act of 1934) of, the Interested Person who or which is a party to the Transaction.

     A "Transaction" is defined as any contract, sale, lease, exchange, mortgage, transfer or disposition to or with, or any other transaction with, any Interested Person (including, without limitation, any election with respect to the method of payment for an exchange of Units for Paired Shares, or any action to be taken by the

Trust, the Corporation or either Partnership with respect to the Senior Debt). An "Interested Person" is any person or entity who or which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding Paired Shares or the outstanding Realty Units or Operating Units or who or which is an Affiliate or Associate of the Trust, the Corporation or either of the Partnerships.

     The foregoing provisions may be amended or repealed only by a majority of the Trustees or Directors, as the case may be, who are not employees, officers, directors, Affiliates or Associates of the Trust, the Corporation, the Partnerships or any Interested Person.

CONDITIONS TO THE REORGANIZATION

     The respective obligations of each of the Trust, the Corporation and Starwood to consummate the Reorganization are subject to the satisfaction or waiver of the following conditions: (i) the absence of injunctions or other legal restraints or prohibitions, (ii) the receipt of all necessary governmental and regulatory approvals and necessary consents (including the consent of the holders of the Senior Debt), (iii) the execution and delivery of agreements to be entered into in connection with the Reorganization and (iv) the approval by the shareholders of the Trust and the stockholders of the Corporation of the Reorganization Proposal, including the election of the new Board of Trustees and the new Board of Directors.

     The obligations of the Trust and the Corporation to consummate the Reorganization are also subject to the satisfaction or waiver of the following conditions: (i) the accuracy of the representations and warranties of Starwood contained in the Formation Agreement, (ii) the absence of a material adverse effect on the Starwood Realty Assets or the Starwood Operating Assets, taken as a whole, between the date of the Formation Agreement and the Closing Date and
(iii) the receipt by the Trust and the Corporation of certain legal opinions and certificates. In addition, the obligations of Starwood to consummate the Reorganization are subject to the satisfaction or waiver of the following conditions: (i) the accuracy of the representations and warranties of the Trust and of the Corporation contained in the Formation Agreement, (ii) the absence of a material adverse effect on the Trust and the Corporation, taken as a whole, between the date of the Formation Agreement and the Closing Date, and (iii) the receipt by Starwood of certain legal opinions and certificates.

     The holder of a majority of the Senior Debt has consented to the Reorganization. Although the other holder of the Senior Debt has not consented to the Reorganization, such majority holder of the Senior Debt has issued a commitment (subject to completion of due diligence) to extend financing to be used to purchase the Senior Debt held by the only other holder of the Senior Debt, in the event that such other holder does not consent to the Reorganization.

     As described herein, the contribution by a subsidiary of the Corporation of the Gaming Assets not contributed or transferred to the Operating Partnership on the Closing Date is subject to receipt of Gaming Approval. Upon receipt of Gaming Approval, such subsidiary will transfer such Gaming Assets and such liabilities to a limited partnership owned 99% by the Operating Partnership and 1% by such subsidiary. No additional interests in the Operating Partnership will be issued upon such transfer. Additionally, although the stockholders' election of the new Board of Directors is a condition of the Reorganization, the new Board of Directors will not assume office until receipt of Gaming Approval.

AMENDMENT; TERMINATION AND FEES

     The Formation Agreement may be terminated (including the obligations of the parties thereunder to effect the Reorganization) prior to the Closing Date (i) by the mutual consent of the Trust, the Corporation and Starwood, (ii) by the Trust or the Corporation upon a material breach of the Formation Agreement by Starwood (after Starwood has been given a reasonable opportunity to cure such breach) or if any condition to consummation of the Reorganization by the Trust or the Corporation is not satisfied or waived at such time as it is no longer possible to satisfy such condition, (iii) by Starwood upon a material breach by the Trust or the Corporation of the Formation Agreement (after the Trust or the Corporation has been given a reasonable opportunity to cure such breach) or if any condition to Starwood's consummation of the Reorganization is not satisfied or waived at such time as it is no longer possible to satisfy such condition,
(iv) by the Trust, the Corporation or Starwood if the Reorganization is not consummated on or before January 31, 1995 (the

"Outside Date"), subject to Starwood's right to extend the Outside Date to March 31, 1995 to facilitate approval of the Reorganization Proposal by the shareholders of the Trust and the stockholders of the Corporation (except that prior to March 31, 1995 no party may terminate the Formation Agreement pursuant to such provision if that party is then in material breach of its representations or covenants in the Formation Agreement) or (v) by the Corporation or the Trust if they enter into an agreement with any party other than Starwood which is not consistent with the obligations of the Trust or the Corporation set forth in the Formation Agreement or with the consummation of the Reorganization, so long as the Trust and the Corporation materially complied with the provisions described under "No Solicitation".

     The Formation Agreement provides that except as described below each of the parties thereto will bear its own costs and expenses incurred in connection with the Reorganization. If the Reorganization is consummated, the Partnerships will reimburse Starwood for Starwood's reasonable out-of-pocket expenses incurred in connection with the Reorganization. In addition, if (i) the Formation Agreement is terminated by the Trust or the Corporation pursuant to the provisions described in clause (v) of the preceding paragraph, or (ii) if the Formation Agreement is terminated by Starwood pursuant to the provisions described in clause (iv) of the preceding paragraph and either (a) the Special Meetings have not been held (unless they were not held because of reasons beyond the reasonable control of the Companies) or (b) the Companies are then engaged in substantive negotiations with persons other than Starwood with respect to a Proposal (as defined below under "-- No Solicitation") (such terminations of the Formation Agreement being referred to as "Qualifying Terminations"), then Starwood shall be entitled to a fee of $3,500,000 and reimbursement of its reasonable, out-of-pocket expenses incurred in connection with the Reorganization and Starwood may elect to cause the Trust to repurchase the Albany Holiday Inn as described in "The Reorganization -- Albany Agreement."

REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

     The Formation Agreement contains various representations and warranties of the Trust and the Corporation. These include representations and warranties of each of the Trust and the Corporation as to (i) its organization, good standing and power to carry on its business, (ii) its authorized and outstanding shares,
(iii) its authority to enter into and consummate the Reorganization and the enforceability of the agreements entered into by the Trust and the Corporation,
(iv) the absence of certain conflicts between the consummation of the Reorganization and certain documents, agreements, and instruments, (v) the absence of undisclosed materially adverse litigation or proceedings and (vi) the accuracy of reports and statements filed with the Commission since May 1, 1991 and of the financial statements included therein. In addition the Formation Agreement contains representations of the Trust with respect to the Trust Assets and of the Corporation with respect to the Corporation Assets as to the absence of undisclosed materially adverse structural, mechanical, HVAC, environmental, zoning or title conditions and a representation of the Trust as to its eligibility to qualify to elect to be taxed as a REIT for the taxable year ending December 31, 1995.

     The Formation Agreement also contains representations and warranties of Starwood, including representations and warranties as to (i) its organization, good standing and power to carry on its business, (ii) its authority to enter into and consummate the Reorganization and the enforceability of the agreements entered into by Starwood, (iii) the absence of certain conflicts between the consummation of the Reorganization and certain documents, agreements and instruments, (iv) the acquisition of Units by Starwood for investment purposes,
(v) the absence of undisclosed materially adverse litigation or proceedings,
(vi) the absence of undisclosed materially adverse structural, mechanical, HVAC, environmental, zoning or title conditions relating to the Starwood Realty Assets or the Starwood Operating Assets and (vii) the accuracy of information and financial statements supplied by Starwood for inclusion in this Joint Proxy Statement.

     Each of the Trust, the Corporation and Starwood has agreed (severally and not jointly) to indemnify and hold harmless each other and the Partnerships (and their respective subsidiaries, affiliates and successors) from all liabilities, losses or damages and reasonable out-of-pocket expenses incurred in connection with (i) its breach or failure to perform its obligations in the Formation Agreement and (ii) any breach of any representation or warranty made by it in the Formation Agreement or any other agreement entered into by it in connection with the Reorganization; provided that the Trust will not so indemnify the Corporation and the

Corporation will not so indemnify the Trust. In addition, the Trust has agreed to indemnify for liabilities, losses, damages or expenses in connection with the Trust's termination of its REIT status for the years 1991 through 1994 and Starwood has agreed to indemnify for liabilities, losses, damages or expenses in connection with certain other matters. The Formation Agreement provides that each of the Trust and the Corporation will only have an indemnification obligation as described in this paragraph to the extent that the aggregate covered liabilities, losses, damages or expenses of the Trust and the Corporation exceed $100,000 and provides that Starwood will only have an indemnification obligation as described in this paragraph to the extent that covered liabilities, losses, damages or expenses of Starwood exceed $100,000. The aggregate indemnification obligation of the Trust and the Corporation as described in this paragraph is limited to $5,000,000 in the aggregate and the aggregate indemnification obligation of Starwood as described in this paragraph is limited to $5,000,000 in the aggregate.

     The Trust and the Corporation have also agreed that if the Formation Agreement is terminated other than based on a material breach of the Formation Agreement by Starwood (i) they will severally indemnify and hold harmless Starwood (and its subsidiaries, affiliates and successors) against liabilities, losses or damages and reasonable out-of-pocket expenses incurred in connection with any action, suit or proceeding brought by a holder of Paired Shares (other than Ross in connection with the Assignment Agreement) against Starwood relating to the Reorganization and (ii) if within 60 days after such termination of the Formation Agreement the Trust and the Corporation receive from Starwood a full release (the "Release") of the Assigned Claims assigned to Starwood pursuant to the Assignment Agreement, then the Trust and the Corporation will indemnify and hold harmless Starwood and its affiliates against liabilities, losses or damages and reasonable out-of-pocket expenses under or in respect of the Assignment Agreement described under "The Reorganization -- Assignment Agreement" (other than, in each case, to the extent such liabilities, losses, damages or expenses arose from a breach by Starwood of the Formation Agreement, any other agreement entered into in connection with the Reorganization, or such Assignment Agreement or a breach of any fiduciary duty by Starwood); provided that the aggregate indemnification obligation of the Trust and the Corporation under the provisions described in clause (ii) is limited to $1,800,000.

     As described above under "The Reorganization -- Assignment Agreement", if the Reorganization is consummated, the Trust and the Corporation will indemnify and hold harmless to the extent described in clause (i) in the preceding paragraph and if prior to December 15, 1995 the Trust and the Corporation receive the Release, they will also indemnify and hold harmless to the extent described in clause (ii) in the preceding paragraph. In addition, if the Reorganization is consummated Starwood has agreed that any recovery with respect to the Assigned Claims shall not exceed $1,800,000, and the Trust and the Corporation have agreed to toll the expiration of the limitations period in respect of the Assigned Claims until January 31, 1996. The Realty Partnership and the Operating Partnership will reimburse the Trust and the Corporation, respectively, for all amounts paid in respect of such indemnification obligations. Because the officers and Trustees of the Trust and the officers and Directors of the Corporation would be covered by any Release given by Starwood, they have an interest in the above-described provisions of the Formation Agreement and the Assignment Agreement.

     The Formation Agreement provides that the representations and warranties contained in the Formation Agreement survive until the first anniversary of the Closing (except for the representation of the Trust with respect to its eligibility to qualify to elect to be taxed as a REIT for the taxable year ending December 31, 1995, which survives until the second anniversary of the Closing), at which time such representations terminate, and that any claim in respect of those representations and warranties must be asserted in writing prior to such termination.

     The Formation Agreement and the Partnership Agreements provide that if the Reorganization is consummated, an indemnifying party may elect to make an indemnification payment by transferring Units in lieu of making a cash payment.

COVENANTS PRIOR TO THE CLOSING

     The Trust and the Corporation and Starwood have each agreed that prior to the Closing Date they will carry on their respective businesses with respect to the properties to be contributed by them to the Partnerships only in the ordinary course and will not enter into any material transaction with respect to such properties other than in the ordinary course.

     The Trust and the Corporation have also agreed that except as contemplated by the Formation Agreement, without the prior written consent of Starwood (not to be unreasonably withheld) they will not (i) take or omit to take any action to cause the Trust to fail to be eligible to elect and qualify to be taxed as a REIT for the taxable year ending December 31, 1995, (ii) voluntarily dispose of any portion of the Trust Assets or of the Corporation Assets except for sales of certain hotel properties on terms specified in the Formation Agreement, (iii) refinance any of the Trust Assets or of the Corporation Assets, except for refinancings to meet "balloon" payments on maturing debt (with Starwood having the right to provide such refinancings on terms at least as favorable to the Companies as they would otherwise receive), (iv) except as provided in the Formation Agreement, incur any costs or expenses not in accordance with capital or operating budgets approved by Starwood, (v) acquire additional real estate or other assets, (vi) issue or agree to issue new debt securities, other than modifications and amendments to the Senior Debt and debt securities which would not prevent the Companies from performing their obligations under the Formation Agreement, and the proceeds of which debt securities are used to meet scheduled amortization payments (with Starwood having the right of first opportunity to purchase such debt securities), (vii) issue or agree to issue new equity securities, other than Paired Shares pursuant to existing options or warrants or newly granted employee options for not more than 100,000 Paired Shares (which are exercisable at not less than the current market price at the time of issuance) and other than equity securities which would not prevent the Companies from performing their obligations under the Formation Agreement, and the proceeds of which equity securities are used to meet scheduled amortization payments (with Starwood having the right of first opportunity to purchase such equity securities) and (viii) declare or pay any dividends or other distributions to holders of Paired Shares or repay indebtedness except pursuant to the terms of such indebtedness.

     Starwood has also agreed that except as contemplated by the Formation Agreement, it will not, without the prior written consent of the Companies (not to be unreasonably withheld), (i) voluntarily dispose of any portion of the Starwood Realty Assets or the Starwood Operating Assets, (ii) refinance the indebtedness of Starwood to be assumed by the Partnerships unless such refinancing is on terms no less favorable to the Partnerships than the current terms of such indebtedness or (iii) except as provided in the Formation Agreement, incur any costs or expenses with respect to the Starwood Realty Assets or the Starwood Operating Assets not in accordance with capital or operating budgets approved by the Trust.

ALBANY AGREEMENT

     On August 30, 1994 pursuant to an Asset Purchase Agreement among the Trust, the Corporation and an affiliate of Starwood (the "Albany Agreement"), the Starwood affiliate purchased from the Trust the 151-room hotel located in Albany, Georgia known as the Albany Holiday Inn, for a purchase price of $6,000,000. The lease of the Albany property from the Trust to the Corporation was cancelled in return for the payment of a portion of the purchase price to the Corporation and the Albany property was transferred to the Starwood affiliate free of such lease. The Starwood affiliate will contribute the Albany property to the Realty Partnership as part of the Starwood Realty Assets and will contribute certain furnishings, equipment and other assets with respect to such property to the Operating Partnership as part of the Starwood Operating Assets.

     If the Trust and the Corporation become obligated to pay to Starwood the fee described under "-- Amendment; Termination and Fees," Starwood may elect to cause the Trust to repurchase such property for an amount equal to such purchase price plus the excess, if any, of 10% simple interest on the equity invested by the Starwood affiliate pursuant to such purchase over any net cash flow (over debt service) received by the Starwood affiliate from such property.

CERTAIN COVENANTS AFTER THE CLOSING DATE

     The Formation Agreement provides for certain agreements between the parties after the Closing Date. The Formation Agreement provides that none of the Trust, the Corporation, the Realty Partnership or the Operating Partnership will assert against Starwood any claim of equitable subordination or other lender liability claims or defenses against holders of the Senior Debt based on the transactions contemplated by the Formation Agreement, the presence on the Board of Trustees or the Board of Directors of nominees of Starwood or any action taken by such trustees or directors as such or the employment by the Trust or the Corporation of employees who are affiliates of Starwood or any actions taken by such employees as such.

     Pursuant to the Formation Agreement Starwood has agreed that so long as Starwood or any affiliate of Starwood shall have any interest in the Senior Debt (other than solely as a result of Starwood's interests in the Partnerships), any affiliate or associate of Starwood on the Board of Trustees or the Board of Directors shall, and on the Closing Date Starwood shall, as a condition to the closing under the Formation Agreement, use its best efforts to secure their agreement to abstain from voting upon and excuse and absent themselves from any deliberations relating to any pending or threatened defaults or any action to be taken by the Trust, the Corporation or the Partnerships in respect of any pending or threatened defaults under or in respect of the Senior Debt.

     The Formation Agreement provides that from and after the consummation of the Reorganization, each of the Trust and the Corporation shall, and Starwood shall use its best efforts to cause the Trust and the Corporation to, indemnify, defend and hold harmless the respective present officers, directors and employees of the Trust and the Corporation and any of their respective subsidiaries against all losses, expenses, claims, damages or liabilities arising out of actions or omissions occurring on or prior to the Reorganization (including, without limitation, the Reorganization) to the full extent permitted or required under applicable law (and shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided that the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification). The Formation Agreement also provides that all rights to indemnification, including provisions relating to advances of expenses incurred in defense of any action or suit, existing in favor of the present directors, officers and employees of the Trust and the Corporation or any of their respective subsidiaries (collectively, the "Indemnified Parties") as provided in the Trust Declaration and the Articles of Incorporation or ByLaws of the Corporation or pursuant to other agreements, as in effect as of the date of the Formation Agreement, shall survive the consummation of the Reorganization and shall continue in full force and effect. Each of the Trust and the Corporation shall, and Starwood shall use its best efforts to cause the Trust and the Corporation to, maintain in effect for not less than seven years the current policies of directors' and officers' liability insurance maintained by the Trust and the Corporation with respect to matters occurring prior to the consummation of the Reorganization. The foregoing indemnification provisions may include indemnification for securities law liabilities and, to the extent permitted under Maryland law, for wilful misconduct and criminal violations. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Companies pursuant to the foregoing provisions, the Companies have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. Maryland law provides for certain limitations on indemnification.

NO SOLICITATION

     The Trust and the Corporation have agreed that from and after the date of the Formation Agreement, except as otherwise permitted by the Formation Agreement, they will not, and will instruct their respective officers and directors not to, solicit or otherwise engage in any discussions or negotiations with any person other than Starwood relating to any "Proposal" (as defined below); provided that the Trust or the Corporation and their respective officers and directors may engage in discussions or negotiations with any person (if neither the Trust nor the Corporation solicited such discussions or negotiations on or after June 2, 1994) if the Board of Trustees or the Board of Directors determines in good faith upon advice of legal counsel that a failure to engage in such negotiations could reasonably be expected to involve a breach of fiduciary duties under applicable law. A "Proposal" is a recapitalization or restructuring of the Trust and the Corporation, the creation of any UPREIT, a sale, disposition or refinancing of all or portions of the Trust Assets, the issuance of additional debt or equity securities of the Trust or the Corporation, the transfer in one transaction or a series of related transactions of more than 10% of the existing debt or equity securities of the Trust or the Corporation or the appointment to the Board of Trustees or the Board of Directors of trustees or directors designated by a single person or entity or its affiliates, other than Starwood and its affiliates pursuant to the Formation Agreement; provided that any transaction permitted under the provisions described under "-- Covenants Prior to Closing" or consented to by Starwood shall not be a "Proposal".

ACCOUNTING TREATMENT

     Each partner in the Partnerships (including the Trust and the Corporation) will account for its respective investment in the Realty Partnership and the Operating Partnership under the equity method of accounting, in accordance with generally accepted accounting principles. For accounting purposes, neither the Trust nor Starwood will unilaterally control the Realty Partnership and neither the Corporation nor Starwood will unilaterally control the Operating Partnership.

REGULATORY APPROVALS

     The Corporation's gaming operations in Nevada are subject to the licensing and regulatory control of the Nevada Gaming Commission (the "Nevada Commission"), the Nevada State Gaming Control Board (the "Nevada Board"), and the County of Clark ("Clark County"). The Nevada Commission, the Nevada Board and Clark County are collectively referred to as the Nevada Gaming Authorities.

     The Corporation's wholly-owned subsidiary, Hotel Investors Corporation of Nevada ("HICN"), which operates two nonrestricted gaming facilities in Las Vegas, Nevada, must be licensed by the Nevada Gaming Authorities. The Corporation is registered by the Nevada Commission as a publicly traded corporation and was found suitable as the sole shareholder of HICN, and as such is subject to certain regulatory requirements. The Trust has been found suitable as the landlord of HICN.

     No person may become a stockholder of, or receive any percentage of profits from, HICN without first obtaining licenses and approvals from the Nevada Gaming Authorities. Officers, directors and key employees of the Corporation who are actively and directly involved in gaming activities of HICN may be required to be licensed or found suitable by the Nevada Gaming Authorities. The Nevada Gaming Authorities may deny an application for licensing or a finding of suitability for any cause they deem reasonable. If the Nevada Gaming Authorities were to find an officer, director or key employee unsuitable for licensing or continued association with the Corporation or HICN, the companies involved would have to sever all relationships with such person.

     Any beneficial owner of the Corporation's voting securities, regardless of the number of shares owned, may be required to file an application, be investigated, and have his suitability as a beneficial owner of the Corporation's voting securities determined if the Nevada Commission has reason to believe that such ownership would be inconsistent with the declared policies of the State of Nevada. The Nevada Gaming Control Act (the "Nevada Act") requires any person who acquires more than 5% of the Corporation's voting securities to report the acquisition to the Nevada Commission. The Nevada Act requires beneficial owners of more than 10% of the Corporation's voting securities to apply to the Nevada Commission for a finding of suitability within 30 days after the Chairman of the Nevada Board mails written notice requiring such filing. If the beneficial owner of voting securities who must be found suitable is a corporation, partnership, trust, or other business entity, it must submit detailed business and financial information including a list of beneficial owners. The applicant for such a finding of suitability must pay all costs incurred by the Nevada Gaming Authorities in conducting any such investigation.

     Under certain circumstances, an "institutional investor," as defined in the regulations of the Nevada Commission, that acquires more than 10%, but not more than 15%, of the Corporation's voting securities may apply to the Nevada Commission for a waiver of such finding of suitability if such institutional investor holds the voting securities only for investment purposes. An institutional investor shall not be deemed to hold voting securities for investment purposes unless the voting securities were acquired and are held in the ordinary course of business as an institutional investor and not for the purposes of causing, directly or indirectly, the election of a majority of the members of the Board of Directors of the Corporation, or any change in the

Corporation's corporate charter, bylaws, management, policies or operations of the Corporation, or any of its gaming affiliates, or any other action that the Nevada Commission finds to be inconsistent with holding the Corporation's voting securities only for investment purposes.

     The Corporation may not make a public offering of its securities without the prior approval of the Nevada Commission if the securities or the proceeds therefrom are intended to be used by the Corporation to construct, acquire or finance gaming facilities in Nevada, or to retire or extend the Corporation's obligations incurred for such purposes. Such approval, if given, does not constitute a financing recommendation or approval by the Nevada Commission or the Nevada Board as to the accuracy or adequacy of the prospectus or the investment merits of the securities. Any representation to the contrary is unlawful.

     Changes in control of the Corporation through merger, consolidation, stock or asset acquisitions, management or consulting agreements, or any act or conduct by a person or entity whereby control of the Corporation is obtained, may not occur without the prior approval of the Nevada Commission. Persons or entities seeking to acquire control of the Corporation must satisfy the Nevada Board and the Nevada Commission in a variety of stringent standards prior to assuming control of such registered company. The Nevada Commission may also require controlling stockholders, officers, directors and other persons having a material relationship or involvement with an entity proposing to acquire control, to be investigated and licensed or found suitable as part of the approval process relating to the control acquisition transaction.

     The Nevada Act requires approval by the Nevada Board of the gaming regulatory disclosure statements in this Joint Proxy Statement.

     As described elsewhere in this Joint Proxy Statement, the gaming regulatory requirements discussed above will affect the ability of Hotel Investors to complete certain aspects of the Reorganization by the Closing Date. Consequently, the contribution by HICN of the Gaming Assets (and the transfer of certain liabilities to be retained by HICN) to the Operating Partnership will occur after the Closing Date upon receipt of certain licenses or approvals by the Nevada Gaming Authorities, which is expected to occur approximately six to nine months after the Closing. Likewise, the election of the new Board of Directors of the Corporation will be effective upon receipt of certain licenses or approvals by the Nevada Commission. Approval of the Nevada Commission is not required for the Offering, because the proceeds of that offering will not be used by the Corporation to construct, acquire or finance gaming facilities in Nevada, or to retire or extend the Corporation's obligations incurred for such purposes. On September 7, 1994, the Corporation's application for administrative approval of this Joint Proxy Statement was granted by the Nevada Board.

     If the required licenses or approvals of the Nevada Gaming Authorities are not received on or before December 31, 1995, then on such date HICN will contribute to the Operating Partnership cash equal to the fair value of the Gaming Assets on such date.

     For a further discussion of other aspects of Nevada gaming regulation and control, see "Business -- Licensing and Regulation" of the Hotel Investors 10-K.

NO APPRAISAL RIGHTS

     The holders of Paired Shares will not have any appraisal or dissenters' rights in connection with the Reorganization under applicable law.

THE OFFERING

     The Trust and the Corporation intend to file with the Securities and Exchange Commission a registration statement relating to a proposed public offering of Paired Shares (the "Offering") after the consummation of the Reorganization. Completion of the Offering is not a condition to the Reorganization and there can be no assurance that the Offering will be consummated. If the Reorganization is not consummated, the Offering will not be completed and Merrill Lynch & Co. ("Merrill Lynch"), the lead manager for the Offering, has confirmed that its willingness to proceed with the Offering is contingent on a successful consummation of the Reorganization with Starwood. The terms and timing of any Offering which may be effected will be established through negotiations among the Trust, the Corporation, Merrill Lynch and the other underwriters for the Offering. Such terms are subject to change in all respects without further notice to or approval by holders of Paired Shares. The proceeds of any Offering will be contributed by the Trust and the Corporation to the Realty Partnership and the Operating Partnership, respectively, in exchange for additional interests in such partnerships and those proceeds are expected to be used primarily to repay indebtedness (including the Senior Debt and the Starwood Notes described below), for acquisitions of additional properties, for certain capital improvements to hotel properties and for other corporate purposes. Approval of the Reorganization Proposal will include the approval of the contributions by the Trust and the Corporation of the proceeds of the Offering. Starwood will not offer or sell any Paired Shares in connection with the Offering and will agree not to offer, sell, contract to sell or otherwise dispose of any Units or Paired Shares acquired in exchange for Units for a period after the consummation of the Offering without the consent of Merrill Lynch, the Trust and the Corporation.

     Upon consummation of the Reorganization, Starwood will receive notes ("Starwood Notes") issued by the Partnerships which would be payable only if the Trust and the Corporation consummate a public offering of Paired Shares within 18 months following the consummation of the Reorganization, which offering results in the receipt by the Trust and the Corporation of gross proceeds of not less than $150 million. The amount payable under such notes shall be equal to three fourths of one percent (.75%) of the sum of the total market value of all Paired Shares (assuming conversion of all outstanding Units) upon consummation of such offering and the principal amount of indebtedness of the Partnerships at such time.

THE ACQUISITION FACILITY

     The Realty Partnership has engaged in preliminary negotiations with respect to an acquisition facility (the "Acquisition Facility") with an institutional lender which would only be consummated if the Offering is consummated. If consummated, the Acquisition Facility would be available, subject to customary conditions, to finance acquisitions by the Realty Partnership and for other corporate purposes, including working capital. The Realty Partnership will be the borrower under any Acquisition Facility, and borrowings thereunder would be recourse to the Trust as general partner of the Realty Partnership. As security for any such borrowings, the Trust anticipates that the lender would be granted a first mortgage lien on certain existing hotel properties of the Realty Partnership and may be granted first mortgage liens on other properties acquired by the Realty Partnership. The obtaining of the Acquisition Facility is not a condition to the consummation of the Reorganization and there can be no assurance that an Acquisition Facility will be established or, if established, as to any of the terms thereof.

                                THE PARTNERSHIPS

     The following description of the Partnerships describes certain provisions of the Partnership Agreements of the Realty Partnership and the Operating Partnership (the "Partnership Agreements") and other agreements to be entered into in connection with the Reorganization and does not purport to be complete and is qualified in its entirety by reference to the Partnership Agreements and such other agreements.

FORMATION AND CAPITALIZATION

     Each of the Partnerships will be formed under the Delaware Revised Uniform Limited Partnership Act (the "RULPA"). The Realty Partnership will be named "SLT Realty Limited Partnership" and on the Closing Date the Trust will contribute to the Realty Partnership the Trust Assets in exchange for an approximate 28.3% interest in the Realty Partnership and Starwood will contribute to the Realty Partnership approximately $4,200,000 in cash plus the Starwood Realty Assets in exchange for Realty Units representing the remaining approximate 71.7% interest in the Realty Partnership.

     The Operating Partnership will be named "SLC Operating Limited Partnership" and the Corporation and its subsidiaries will contribute to the Operating Partnership the Corporation Assets in exchange for an approximate 28.3% interest in the Operating Partnership and Starwood will contribute to the Operating Partnership approximately $800,000 in cash plus the Starwood Operating Assets in exchange for Operating Units representing the remaining approximate 71.7% interest in the Operating Partnership. The Gaming

Assets will continue to be held by HICN, pending receipt of Gaming Approval. Upon the receipt of Gaming Approval, HICN will transfer such Gaming Assets to a limited partnership owned 99% by the Operating Partnership, as limited partner, and 1% by such subsidiary, as general partner. If all or any portion of the Gaming Assets are disposed of prior to the receipt of Gaming Approval, the net proceeds of such disposition will be contributed to such limited partnership upon receipt thereof. If Gaming Approval is not received on or prior to December 31, 1995, then on such date HICN will contribute to such limited partnership cash equal to the value of any Gaming Assets not disposed of prior to such date. The value of such Gaming Assets will be agreed upon by the Corporation and Starwood or, if they are unable to agree, such value will be determined by independent appraisers selected by the Board of Directors of the Corporation and Starwood. No additional interests in the Operating Partnership will be issued upon the transfer of either the Gaming Assets, such net proceeds or such cash.

     After the consummation of the Reorganization, the principal executive offices of the Realty Partnership will be located at 11845 West Olympic Boulevard, Suite 550, Los Angeles, California 90064 (telephone number (310) 575-3900) and the principal executive offices of the Operating Partnership will be located at 11845 West Olympic Boulevard, Suite 560, Los Angeles, California 90064 (telephone number (310) 575-3900). For further information on the formation and capitalization of the Partnerships, see "The
Reorganization -- Properties Contributed to the Realty Partnership", "Properties Contributed to the Operating Partnership" and "The Reorganization -- Formation and Structure of the Partnerships."

OPERATION OF THE PARTNERSHIPS

     After the Reorganization, the Trust will be the sole general partner of, and will conduct all of its business and operations through, the Realty Partnership. After the receipt of Gaming Approval, the Corporation will be the managing general partner of, and will conduct all of its business and operations through, the Operating Partnership. The Operating Partnership will lease from the Realty Partnership the hotel properties which the Corporation and its subsidiaries presently lease from the Trust, certain properties acquired by the Realty Partnership from Starwood, and the Operating Partnership may lease from the Realty Partnership and operate hotel properties acquired by the Realty Partnership in the future.

     As the respective general partners of the Realty Partnership and the Operating Partnership following the Reorganization, the Trust and the Corporation will manage all of the business and affairs of the Realty Partnership and the Operating Partnership, respectively. Except with respect to Major Decisions described below, the Trust and the Corporation will have full and complete power, authority and discretion to take all action necessary or appropriate to carry out the business of the Realty Partnership and the Operating Partnership, respectively.

     The Trust and the Corporation will not undertake on behalf of the Realty Partnership and the Operating Partnership, respectively, any of the following "Major Decisions" without the prior consent of Starwood: (i) make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of such Partnership, (ii) institute any proceedings for bankruptcy on behalf of such Partnership, (iii) except in connection with the dissolution and winding up of such Partnership, agree to or consummate a merger or consolidation of such Partnership or the voluntary sale or other transfer of all or substantially all of such Partnership's assets in a single transaction or related series of transactions (without limiting the transactions which will not be deemed to be a voluntary sale or transfer, the foreclosure of a mortgage lien on any real estate or the grant by such Partnership of a deed in lieu of foreclosure for such real estate shall not be deemed to be such a voluntary sale or other transfer); (iv) sell, in one transaction or a series of related transactions, an asset or assets of such Partnership having a book value of 25% or more of the total book value of the assets of such Partnership or (v) dissolve such Partnership. Such consent will be required at any time that Starwood owns or controls at least 15% of all Units in the Realty Partnership or the Operating Partnership, respectively.

     Pursuant to the Partnership Agreements, the limited partners of the Partnerships agree that in the event of any conflict in the fiduciary duties owed by the Trust to its shareholders or by the Corporation to its stockholders and, as general partners of the Partnerships, to such limited partners, the Trust or the

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

Corporation, as the case may be, will fulfill its duties to such limited partners by acting in the best interests of such shareholders and stockholders.

TERM AND DISSOLUTION

     The term of each of the Partnerships shall be until December 31, 2094 unless sooner dissolved and terminated in the case of (i) the sale or other disposition of all or substantially all of the assets of such Partnership (unless the general partner of such Partnership elects to continue the business of such Partnership as provided in its Partnership Agreement), (ii) the written election to dissolve such Partnership by the general partners thereof and limited partners holding in the aggregate more than 50% of the total number of issued and outstanding Units of such Partnership held by limited partners, (iii) the dissolution, termination, withdrawal, retirement or bankruptcy of a general partner of such Partnership, unless such Partnership's business is continued as provided in its Partnership Agreement and (iv) the entry of a decree of judicial dissolution of such Partnership pursuant to the RULPA.

DISTRIBUTIONS AND REIMBURSEMENT

     The Trust will have the authority in its discretion to cause the Realty Partnership to make distributions from time to time to the partners of the Realty Partnership; provided that the Trust may distribute sufficient amounts to enable the Trust to pay shareholder dividends that will satisfy the REIT Requirements. The Corporation will have the authority in its discretion to cause the Operating Partnership to make distributions from time to time to the partners of the Operating Partnership.

     The Realty Partnership will reimburse the Trust for all expenses of the Trust incurred in connection with the business of the Realty Partnership and the Operating Partnership will reimburse the Corporation for all expenses of the Corporation incurred in connection with the business of the Operating Partnership.

     In the event of a dissolution of either of the Partnerships, the assets of such Partnership will be liquidated and (after payment of creditors and establishment of any reserves to provide for contingent liabilities) distributed to holders of Units in accordance with the positive balances in their capital accounts. In the event of the dissolution, liquidation or winding up of either Partnership after the consummation of the Reorganization and prior to the occurrence of (i) the consummation of the first public offering of securities subsequent to the consummation of the Reorganization of such Partnership, the Trust or the Corporation or (ii) the consummation of a private placement of securities that reduces the outstanding balance of the Senior Debt by at least one-half, then the distributions to holders of Units will be made (a) to limited partners who are affiliates of Starwood until such limited partners have received 55% of their capital contributions to such Partnership and (b) then, to holders of Units in proportion to their capital contributions less the distributions described in clause (a), and (c) thereafter, in accordance with the remaining positive balances in holders' capital accounts.

OFFERINGS OF PAIRED SHARES

     Each of the Partnership Agreements provides that the net proceeds of all offerings of Paired Shares by the Trust and the Corporation (including the Offering) will be contributed to the Partnerships, in accordance with the Issuance Percentages (as defined below) from time to time. Upon such contribution, the Realty Partnership will issue to the Trust and the Operating Partnership will issue to the Corporation an additional number of Units in such Partnership equal to the number of such Paired Shares so offered. The Partnership Agreements provide that upon the contribution of cash to a Partnership (other than in connection with such an offering of Paired Shares) by a partner, such Partnership will issue Units of such Partnership equal to the amount of such cash divided by the fair market value of such a Unit prior to such contribution.

     The Partnership Agreements also provide that the net proceeds of all offerings of debt securities by the Trust or the Corporation will be loaned by the Trust or the Corporation, as the case may be, to the Realty Partnership or the Operating Partnership, as the case may be.

LIMITED PARTNER RIGHTS

     Pursuant to agreements to be entered into in connection with the Reorganization, Starwood, as holder of Units, will have certain rights to tender all or a portion of the Units held by it to the Trust and the Corporation for exchange, and certain rights to require the Trust and the Corporation to register under the Securities Act, any Paired Shares which may be issued upon such exchange under the Securities Act. The Partnership Agreements provide that Starwood may transfer such rights upon a transfer of Units.

     Exchange Rights

     Pursuant to an Exchange Rights Agreement (the "Exchange Rights Agreement") to be entered into on the Closing Date among the Trust, the Corporation, Starwood, the Realty Partnership and the Operating Partnership, subject to the limitations described below, holders of Units will have the right to tender to the Trust and the Corporation all or a portion of the Units held by such holder. Each tender of a Realty Unit must be accompanied by a tender of an Operating Unit and each tender of an Operating Unit must be accompanied by a tender of a Realty Unit. The Trust and the Corporation will have the option to pay for such tendered Units either (i) by delivering Paired Shares to such tendering holders as described below (the "Paired Share Option"), (ii) with available cash or borrowed funds (the "Cash Option") or (iii) by delivering a combination of Paired Shares and cash (the "Combined Option"). The Trust and the Corporation currently intend to pay for tendered Units by electing the Paired Share Option.

     The election by the Trust and the Corporation between those options must be made by a majority of each of their respective Disinterested Members. If the Trust and the Corporation are unable to agree on the option to be elected within 15 days after the tender of Units, they shall be deemed to have elected the Cash Option. If the Trust and the Corporation elect the Paired Share Option or the Combined Option and if, as a result of the REIT Ownership Limitation, the tendering holder cannot receive the full number of Paired Shares otherwise issuable pursuant to such Option, such tender shall be automatically reduced so that after such tender the tendering holder receives the maximum number of Paired Shares that such holder can receive without violating the REIT Ownership Limitation. In such circumstance, a tendering holder may, subject to certain limitations, cause the Trust and the Corporation to effect a registered public offering of a number of Paired Shares equal to the number of Paired Shares which could not be so issued as a result of the REIT Ownership Limitation. The proceeds of such offering would be used to purchase such tendered Units, as described under "-- Registration Rights Agreement."

     Prior to the receipt of Gaming Approval, holders of Units must, as a condition to tender of Units, give not less than 90 days' notice to the Trust and the Corporation of their intent to tender Units which would result in Starwood beneficially owning in excess of 4.9% of the outstanding Paired Shares. After receipt of Gaming Approval, no such 90 day notice will be required.

     Paired Share or Combined Option. If the Trust and the Corporation elect the Paired Share Option or the Combined Option, they will deliver to the tendering holder within 15 days after the related tender (the "Exchange Date"), for each Realty Unit and Operating Unit tendered for which Paired Shares are to be delivered, one Trust Share and one Corporation Share, respectively, subject to adjustment as described below. The Trust Shares and Corporation Shares so delivered will be "paired" to the same extent as other outstanding Paired Shares.

     The number of Paired Shares issuable upon exchange of Units is subject to adjustment from time to time after the Closing Date in the event that the Trust and the Corporation pay a dividend or make a distribution in Paired Shares to holders of Paired Shares, subdivide the outstanding Paired Shares into a greater number of Paired Shares or combine the outstanding Paired Shares into a smaller number of Paired Shares (including the Reverse Split). The number of Paired Shares for which Units are then exchangeable shall be adjusted so that the holder thereof is entitled to receive the number of Paired Shares which such holder would have owned immediately following such action had such Units been exchanged immediately prior thereto.

     The Partnership Agreements also provide that if the Trust and the Corporation grant, issue or sell, on a pro rata basis to all holders of Paired Shares, options, convertible securities or rights (collectively, "Purchase Rights") to purchase shares of stock, warrants, securities or other property, then each holder of Units shall be entitled to acquire rights that are substantially similar in amount, tone and tenor to the Purchase Rights which such holder would have received if its Units had been exchanged for Paired Shares immediately prior to such grant, issue or sale. Other than as described above, no further adjustments shall be made for any issuance of Paired Shares or any other event.

     Cash or Combined Option. If the Trust and the Corporation elect the Cash Option or the Combined Option, they will deliver to the tendering holder within 20 days after the related tender, an amount of cash in respect of each Paired Share for which cash is to be paid equal to the average closing price per share of the Paired Shares on the NYSE for the ten trading day period ending on the day before the date of the related tender.

     In connection with any such payment of cash, unless otherwise agreed by the Trust and the Corporation from time to time by action of a majority of each of their respective Disinterested Members, the Trust will pay 95% of such aggregate cash payment and the Corporation will pay 5% of such aggregate cash payment (such percentages, as they may be amended from time to time pursuant to such an agreement, being called the "Issuance Percentages").

     The Exchange Rights Agreement provides that no Units shall be accepted for exchange (i) if as a result of such tender the Trust would not satisfy the REIT Requirements in any respect or (ii) prior to the expiration or termination of any applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

     Registration Rights Agreement

     Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") to be entered into on the Closing Date among the Trust, the Corporation and Starwood, the Trust and the Corporation have granted registration rights with respect to Paired Shares which may be acquired upon exchange of Units. Pursuant to such registration rights, Starwood, on behalf of holders of Units exchangeable for not less than 100,000 (after giving effect to the Reverse Split) Paired Shares may, subject to certain limitations, require the Trust and the Corporation to effect up to four registrations of Paired Shares under the Securities Act, including shelf registrations of Paired Shares under the Securities Act (any such shelf registrations to be maintained until no Paired Shares are required to be registered under the Registration Rights Agreement).

     In addition, if the Trust and the Corporation do not issue Paired Shares upon a tender of Units because of the REIT Ownership Limitation, the tendering holder may each such time, subject to certain limitations, require the Trust and the Corporation to effect a registered public offering under the Securities Act of an equivalent number of Paired Shares. The net proceeds of such offering (after underwriting discounts and selling commissions) would be used to purchase such tendered Units.

     Starwood also has rights, subject to certain exemptions and limitations, to request that the Trust and the Corporation include such Paired Shares in other registrations of Paired Shares by the Trust and the Corporation under the Securities Act ("Incidental Registrations").

     All expenses incident to such registrations (other than underwriting discounts and selling commissions and fees and expenses of counsel to the selling holders) are to be borne by the Trust and the Corporation in accordance with their respective Issuance Percentages.

     The Registration Rights Agreement specifies certain times during which a registration of Paired Shares cannot be initiated, including the 90-day period after the Trust and the Corporation effect a registration of Paired Shares and the 90-day period after a holder of Units delivers a demand for registration that is not withdrawn.

     The Trust and the Corporation have the right to delay any public offering of Paired Shares pursuant to the Registration Rights Agreement for a period of up to 90 days, if either the Trust or the Corporation determines that an earlier sale would be materially adverse to the Trust and its shareholders or the Corporation and its stockholders. Furthermore, if the underwriters used in connection with a public offering in an Incidental Registration, advise the Trust and the Corporation that marketing factors require a limitation on the number of Paired Shares to be sold at a given time, the size of such offering will be reduced by decreasing the number of Paired Shares to be sold by the holders of Units.

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

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material federal income tax consequences of the Reorganization and the Reverse Split. Sidley & Austin has acted as tax counsel to the Trust and the Corporation in connection with the Reorganization and the Reverse Split, has reviewed the following discussion and is of the opinion that it fairly summarizes the material federal income tax consequences to a holder of Paired Shares. This summary is for information purposes only and is not tax advice. Except as discussed below, no ruling or determination letters from the Internal Revenue Service ("IRS") will be requested by the Company on any tax issue connected with the Reorganization and the Reverse Split. It is a condition to the consummation of the Reorganization and the Reverse Split that the Company receive opinions of Sidley & Austin as to certain federal income tax consequences. The opinions of Sidley & Austin will be based upon the Internal Revenue Code of 1986, as amended (the "Code"), as currently in effect, applicable Treasury Regulations thereunder and judicial and administrative interpretations thereof, all of which are subject to change, including changes that may be retroactive, and upon certain customary assumptions and representations. Opinions of counsel are not binding on the IRS or the courts. Accordingly, no assurance can be given that the IRS will not challenge the propriety of one or more of the tax opinions or positions described herein or that such a challenge would not be successful.

     This summary does not purport to deal with all aspects of taxation that may be relevant to particular holders of Paired Shares in light of their personal investment or tax circumstances. The discussion below does not address foreign, state, or local tax consequences, nor does it specifically address the tax consequences to taxpayers subject to special treatment under the federal income tax laws (including dealers in securities, foreign persons, life insurance companies, tax-exempt organizations, financial institutions, and taxpayers subject to the alternative minimum tax). The discussion below assumes that the Paired Shares are or will be held as capital assets within the meaning of
Section 1221 of the Code. No assurance can be given that legislative, judicial or administrative changes will not affect the accuracy of any statements in this Proxy Statement with respect to transactions entered into or contemplated prior to the effective date of such changes.

     EACH HOLDER OF PAIRED SHARES IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE REORGANIZATION AND THE REVERSE SPLIT, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES AND OF POTENTIAL CHANGES IN THE APPLICABLE TAX LAWS.

                      FEDERAL INCOME TAXATION OF THE TRUST

BACKGROUND

     In 1980, prior to the establishment of the Corporation and the pairing of its shares with the shares of the Trust, the IRS issued a Private Letter Ruling (the "Ruling") to the Trust in which the IRS held that the pairing of the Trust Shares and the Corporation Shares and the operation of the Corporation would not preclude the Trust from qualifying as a REIT. Subsequent to the issuance of the Ruling (i) the IRS announced that it would no longer issue rulings to the effect that a REIT whose shares are paired with those of a non-REIT will qualify as a REIT if the activities of the paired entities are integrated, and (ii) Congress, in 1984, enacted Section 269B of the Code, which treats a REIT and a non-REIT, the shares of which were not paired on or before June 30, 1983, as one entity for purposes of determining whether either company qualifies as a REIT. Section 269B of the Code has not applied to the Trust and the Corporation (since the Trust Shares and the Corporation Shares were paired prior to that date), and the Ruling's conclusions were not adversely affected thereby.

     The Trust recently discovered that it may not have met all of the requirements for maintenance of REIT status for prior years. In order to resolve this problem and be able to complete the Reorganization in a timely fashion, the Trust requested and received a determination letter from the IRS (the "IRS Letter"). The IRS Letter provides that the Trust's failure to comply with certain requirements for maintenance of REIT status terminated its election to be taxed as a REIT beginning with the Trust's taxable year ended December 31, 1991 and permits the Trust to re-elect to be taxed as a REIT commencing with its taxable year ended December 31, 1995. The IRS Letter also directs the Trust to file amended federal income tax returns for its taxable years ended December 31, 1991 and 1992 as a C corporation (and not as a REIT) and to file its federal income tax returns for its taxable years ended December 31, 1993 and 1994 as a C corporation. Because the Trust had net losses for federal income tax purposes and did not pay any dividends during its taxable years ended December 31, 1991, 1992 and 1993 and expects to incur a net loss for federal income tax purposes and not pay any dividends for its taxable year ending December 31, 1994, the IRS Letter should not result in the Trust owing any federal income tax and the holders of Paired Shares should not be adversely affected for these years.

GENERAL

     The Trust plans to make an election to be taxed as a REIT under Sections 856 through 860 of the Code and applicable Treasury Regulations (the "REIT Requirements" or "REIT Provisions"), commencing with its taxable year ending December 31, 1995. The Trust believes that, commencing with its taxable year ending December 31, 1995, it will be organized and will operate in such a manner as to qualify for taxation as a REIT under the Code. The Trust intends to continue to operate in such a manner, but no assurance can be given that it will operate in a manner so as to qualify or remain qualified as a REIT.

     The REIT Provisions are highly technical and complex. The following sets forth the material aspects of the REIT Provisions that govern the federal income tax treatment of a REIT and its stockholders. This summary is qualified in its entirety by the REIT Provisions and administrative and judicial interpretations thereof.

     In the opinion of Sidley & Austin, commencing with the Trust's taxable year ending December 31, 1995, and assuming that the actions contemplated herein are completed by the Trust in a timely fashion, the Trust will be organized in conformity with the requirements for qualification as a REIT, and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code. It must be emphasized that Sidley & Austin's opinion is based on the IRS Letter and various assumptions and is conditioned upon certain representations made by the Trust and the Corporation as to factual matters. In particular, Sidley & Austin's opinion is based upon the factual representations of the Trust concerning its business and properties as set forth in this Proxy Statement and assumes that the actions described in this Proxy Statement are completed in a timely fashion. Moreover, such qualification and taxation as a REIT depends upon the Trust's ability to meet, through actual annual operating results, certain distribution levels, specified diversity of stock ownership, and various other qualification tests imposed under the Code, as discussed below. The annual operating results will not be reviewed by Sidley & Austin. Accordingly, no assurance can be given that the actual results of the Trust's operation for any particular taxable year will satisfy such requirements. Further, the anticipated federal income tax treatment described in this Proxy Statement may be changed, perhaps retroactively, by legislative, administrative, or judicial action at any time. For a discussion of the tax consequences of failure to qualify as a REIT, see "-- Federal Income Taxation of the Trust -- Failure to Qualify".

     As long as the Trust qualifies for taxation as a REIT, it generally will not be subject to federal corporate income taxes on net income that it currently distributes to stockholders. This treatment substantially eliminates the "double taxation" (once at the corporate level and again at the stockholder level) that generally results from investment in a regular corporation.

     Even if the Trust qualifies for taxation as a REIT, however, it may be subject to federal income or excise tax as follows. First, the Trust will be taxed at regular corporate rates on any undistributed REIT taxable income (as discussed below), including undistributed net capital gains. Second, under certain circumstances, the Trust may be subject to the "alternative minimum tax" on its items of tax preference, if any. Third, if the Trust has (i) net income from the sale or other disposition of "foreclosure property" (which is, in general, property acquired on foreclosure or otherwise on default on a loan secured by such property or a lease of such property) or (ii) other non-qualifying income from foreclosure property, it will be subject to tax at the highest corporate rate on such income. Fourth, if the Trust has net income from "prohibited transactions" (which are, in general, certain sales or other dispositions of property, other than foreclosure property, held primarily for sale to customers in the ordinary course of business), such income will be subject to a 100% tax. Fifth, if the Trust should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), but has nonetheless maintained its qualification as a REIT because certain other requirements have been met, it will be subject to a 100% tax on the net income attributable to the greater of the amount by which the Trust fails the 75% or 95% test, multiplied by a fraction intended to reflect the Trust's profitability. Sixth, if the Trust should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the Trust will be subject to a 4% excise tax on the excess of such required distributions over the amounts actually distributed. Seventh, pursuant to Notice 88-19, if the Trust has a net unrealized built-in gain, with respect to any asset (a "Built-in Gain Asset") held by the Trust on January 1, 1995 or acquired by the Trust from a corporation that is or has been a C corporation (i.e., generally a corporation subject to full corporate-level tax) in certain transactions in which the basis of the Built-in Gain Asset in the hands of the Trust is determined by reference to the basis of the asset in the hands of the C corporation, and the Trust recognizes gain on the disposition of such asset through the Realty Partnership during the 10-year period (the "Recognition Period") beginning on January 1, 1995 with respect to assets held by the Trust on such date or, with respect to other assets, the date on which such asset was acquired by the Trust, then, to the extent of the Built-in Gain (i.e., the excess of (a) the fair market value of such asset over (b) the Trust's adjusted basis in such asset, determined as of the beginning of the Recognition Period), such gain will be subject to tax at the highest corporate rate pursuant to Treasury Regulations that have not yet been promulgated. The results described above with respect to the recognition of Built-in Gain assume that the Trust will make an election pursuant to Notice 88-19. The Trust believes that it will have Built-In-Gain Assets as of January 1, 1995 and, thus, sales of assets by the Trust or the Realty Partnership after 1994 could result in a federal income tax liability to the Trust.

REQUIREMENTS FOR QUALIFICATION

     To qualify as a REIT, the Trust must elect to be so treated and must meet on a continuing basis certain requirements (as discussed below) relating to the Trust's organization, sources of income, nature of assets, and distribution of income to shareholders.

     The Code defines a REIT as a corporation, trust or association: (i) that is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (iii) that would be taxable as a domestic corporation, but for the REIT Provisions; (iv) that is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, directly or indirectly, by five or fewer individuals (defined in the Code to include certain entities); (vii) as of the close of the taxable year, has no earnings and profits accumulated in any non-REIT year; (viii) is not electing to be taxed as a REIT prior to the fifth taxable year which begins after the first taxable year for which its REIT status terminated or was revoked or the IRS has waived the applicability of such waiting period; and (ix) that meets certain other tests, described below, regarding the nature of its income and assets. The REIT Provisions provide that conditions (i) to (iv), inclusive, must be met during the entire taxable year and that condition (v) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Conditions (v) and
(vi) will not apply until after the first taxable year for which an election is made by the REIT to be taxed as a REIT.

     The Trust has sufficient shareholders to satisfy condition (v) and believes its shareholders satisfy condition (vi). In addition, the Trust Amendments and the Restated Articles provide for restrictions regarding the transfer and ownership of shares, which restrictions are intended to assist the Trust in continuing to satisfy the share ownership requirements described in conditions
(v) and (vi) above. Such transfer and ownership restrictions are described in "Adoption of Amendments to Trust Declaration and Restated Articles of

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

Incorporation -- REIT Ownership Limitations". The Trust believes that, as of January 1, 1995, it will satisfy condition (vii) and, based on the IRS Letter, it will satisfy condition (viii).

     Pursuant to applicable Treasury Regulations, in order to elect to be taxed as a REIT, the Trust must maintain certain records and request certain information from its shareholders designed to disclose the actual ownership of its shares. The Trust has represented that it will comply with these requirements.

     The Trust may not elect to become a REIT unless its taxable year is the calendar year. The Trust's taxable year is the calendar year.

     In the case of a REIT that is a partner in a partnership, Treasury Regulations provide that the REIT is deemed to own its proportionate share of the assets of the partnership and is deemed to be entitled to the income of the partnership attributable to such share. In addition, the character of the assets and gross income of the partnership shall retain the same character in the hands of the REIT for purposes of the REIT Requirements, including satisfying the gross income tests and the asset tests, described below. Thus, the Trust's proportionate share of the assets, liability and items of income of the Realty Partnership will be treated as assets, liabilities and items of income of the Trust for purposes of applying the requirements described herein, provided that the Realty Partnership is treated as a partnership for federal income tax purposes. See "-- Federal Income Tax Aspects of the Partnerships".

     Paired Shares. Section 269B of the Code provides that if the shares of a REIT and a non-REIT are paired then the REIT and the non-REIT shall be treated as one entity for purposes of determining whether either company qualifies as a REIT. If Section 269B applied to the Trust and the Corporation, then the Trust would not be able to satisfy the gross income tests (described below) and thus would not be eligible to be taxed as a REIT. This provision does not apply, however, if the shares of the REIT and the non-REIT were paired on or before June 30, 1983 and the REIT was taxable as a REIT on or before June 30, 1983. As a result of this grandfathering rule, Section 269B has not applied to the Trust and the Corporation. The grandfathering rule does not, by its terms, require that the Trust be taxed as a REIT at all times after June 30, 1983. In the opinion of Sidley & Austin, the IRS Letter and the termination of the Trust's REIT election for the taxable years ended December 31, 1991 through 1994 will not result in Section 269B becoming applicable to the Trust. There are, however, no judicial or administrative authorities interpreting this grandfathering rule. Therefore, the opinion of Sidley & Austin is based solely on the literal language of the statutory grandfathering rule.

     Even though Section 269B of the Code does not apply to the Trust and the Corporation, the IRS could assert that the Trust and the Corporation should be treated as one entity under general tax principles. In general, such an assertion should only be upheld if the separate corporate identities are a sham or unreal. Not all of the trustees of the Trust are also directors of the Corporation and no individual serves as an officer of both the Trust and the Corporation. In addition, the Trust, and the Corporation and each Partnership have separate creditors and are subject to different state law licensing and regulatory requirements. The Trust and the Corporation have represented that they and the Partnerships will each maintain separate books and records and all material transactions among them have been and will be negotiated and structured with the intention of achieving an arm's-length result. Based on the foregoing, Sidley & Austin is of the opinion that the separate corporate identities of the Trust and the Corporation will be respected.

     Due to the paired structure, the Trust, the Corporation and the Partnerships are controlled by the same interests. As a result, the IRS could, pursuant to Section 482 of the Code, seek to distribute, apportion or allocate gross income, deductions, credits or allowances between or among the Trust, the Corporation and the Partnerships if it determines that such distribution, apportionment or allocation is necessary in order to prevent evasion of taxes or to clearly reflect income. The Trust and the Corporation have represented that all material transactions between them and among them and the Partnerships have been and will be negotiated and structured with the intention of achieving an arm's-length result. As a result, the potential application of Section 482 of the Code should not have a material effect on the Trust or the Corporation.

     Income Tests. In order to maintain qualification as a REIT, the Trust must annually satisfy three gross income requirements (the "gross income tests"). First, at least 75% of the Trust's gross income (excluding

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

gross income from prohibited transactions) for each taxable year must consist of defined types of income derived directly or indirectly from investments relating to real property or mortgages on real property (including "rents from real property," as described below, and in certain circumstances, interest) or from certain types of qualified temporary investments. Second, at least 95% of the Trust's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from the same items which qualify under the 75% income test and from dividends, interest, and gain from the sale or disposition of stock or securities that do not constitute dealer property or from any combination of the foregoing. Third, short-term gain from the sale or other disposition of stock or securities, gain from prohibited transactions and gain on the sale or other disposition of real property held for less than four years (apart from involuntary conversions and sales of foreclosure property) must represent less than 30% of the Trust's gross income (including gross income from prohibited transactions) for each taxable year.

     Rents received or deemed to be received by the Trust (or the Realty Partnership) will qualify as "rents from real property" for purposes of the gross income tests only if several conditions are met. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales (or items thereof). Second, the Code provides that rents received from a tenant will not qualify as "rents from real property" in satisfying the gross income tests if the REIT, or a direct or indirect owner of 10% or more of the REIT, directly or indirectly, owns 10% or more of such tenant (a "Related Party Tenant"). Third, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as "rents from real property". Finally, a REIT may provide services to its tenants and the income will qualify as "rents from real property" only if the services are of a type that a tax-exempt organization can provide to its tenants without causing its rental income to be unrelated business taxable income under the Code. Services that would give rise to unrelated business taxable income if provided by a tax-exempt organization ("Prohibited Services") must be provided by an "independent contractor" who is adequately compensated and from whom the REIT does not derive any income. Payments for services furnished (whether or not rendered by an independent contractor) that are not customarily provided to tenants in properties of a similar class in the geographic market in which the REIT's property is located will not qualify as "rents from real property".

     After the Reorganization, substantially all of the Trust's income will be derived from its partnership interest in the Realty Partnership. The Realty Partnership will lease for a fixed period all but three of its interests in its hotels and associated property to the Operating Partnership and will lease three hotels and associated property to an unrelated person (the "Leases"). The Leases are net leases which generally provide for payment of rent equal to the greater of a fixed rent or a percentage rent. The percentage rent is calculated by multiplying fixed percentages of the gross room revenues and, for certain hotels, fixed percentages of other types of gross revenues in excess of certain levels.

     In order for the rents paid under the Leases to constitute "rents from real property", the Leases must be respected as true leases for federal income tax purposes and not treated as service contracts, joint ventures or some other type of arrangement. The determination of whether the Leases are true leases depends upon an analysis of all of the surrounding facts and circumstances. In making such a determination, courts have considered a variety of factors, including the intent of the parties, the form of the agreement, the degree of control over the property that is retained by the property owner and the extent to which the property owner retains the risk of loss with respect to the property. In addition, Section 7701(e) of the Code provides that a contract that purports to be a service contract (or a partnership agreement) is treated instead as a lease of property if the contract is properly treated as such, taking into account all relevant factors, including whether or not: (i) the service recipient is in physical possession of the property; (ii) the service recipient controls the property; (iii) the service recipient has a significant economic or possessory interest in the property; (iv) the service provider does not bear any risk of substantially diminished receipts or substantially increased expenditures if there is nonperformance under the contract; (v) the service provider does not use the property concurrently to provide significant services to entities unrelated to the service recipient; and (vi) the total contract price does not substantially exceed the total rental value of the property for the contract period. Since

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

the determination whether a service contract should be treated as a lease is inherently factual, the presence or absence of any single factor may not be dispositive in every case.

     Sidley & Austin is of the opinion that the Leases will be treated as true leases for federal income tax purposes. This opinion is based, in part, on the following facts: (i) the Realty Partnership and the lessees intend for their relationship to be that of lessor and lessee and each such relationship will be documented by a lease agreement; (ii) the lessees will have the right to exclusive possession and use and quiet enjoyment of the leased premises during the term of the Leases; (iii) the lessees will bear the cost of, and be responsible for, day-to-day maintenance and repair of the leased premises, other than the cost of certain capital expenditures, and will dictate how the leased premises are operated and maintained; (iv) the lessees will bear all of the costs and expenses of operating the leased premises during the term of the Leases; (v) the term of the Leases is less than the economic life of the leased premises and the lessees do not have purchase options with respect to the leased premises; (vi) the lessees are required to pay substantial fixed rent during the term of the Leases; and (vii) each lessee stands to incur substantial losses or reap substantial profits depending on how successfully it operates the leased premises.

     Investors should be aware, however, that there are no controlling authorities involving leases with terms substantially the same as the Leases. Therefore, the opinion of Sidley & Austin is based upon an analysis of the facts and circumstances and upon rulings and judicial decisions involving situations that are analogous. If any significant Lease is recharacterized as a service contract or partnership agreement, rather than as a true lease, the Trust would not be able to satisfy either the 75% or 95% gross income tests and, as a result, would lose its REIT status.

     In order for rent payments under the Leases to qualify as "rents from real property", the rent must not be based on the income or profits of any person. The percentage rent under the Leases will qualify as "rents from real property" if it is based on percentages of receipts or sales and the percentages (i) are fixed at the time the Leases are entered into, (ii) are not renegotiated during the term of the Leases in a manner that has the effect of basing percentage rent on income or profits, and (iii) conform with normal business practice. More generally, percentage rent will not qualify as "rents from real property" if, considering the Leases and all the surrounding circumstances, the arrangement does not conform with normal business practice, but is in reality used as a means of basing the percentage rent on income or profits. Since the Trust and the Corporation have represented that there is no plan or arrangement to renegotiate any of the Leases and the Leases conform with normal business practice, the percentage rent will be treated as "rents from real property" under this requirement. The Trust has further represented with respect to hotel properties that the Realty Partnership may acquire in the future that it will not charge rent that is based in whole or in part on the income or profits of any person (except by reason of being based on a fixed percentage of receipts or sales, as described above).

     Another requirement for rent payments under a Lease to constitute "rents for real property" is that the rent attributable to personal property under the Lease must not be greater than 15% of the rent received under the Lease. For this purpose, rent attributable to personal property is the amount that bears the same ratio to the total rent for the taxable year as the average of the adjusted basis of the personal property at the beginning and at the end of the taxable year bears to the average of the aggregate adjusted basis of both the real property and personal property leased under, or in connection with, such Lease. The Realty Partnership will, under the Leases, be leasing certain personal property to the Operating Partnership. The Trust believes that under each of the Leases less than 15% of the total rent is attributable to personal property and, as a result, no portion of such rent will be treated as being for rental of personal property for purposes of the 75% and 95% gross income tests. If the IRS were to successfully assert that with respect to one or more of the Leases rent attributable to personal property is greater than 15% of the total rent, then it is possible that the Trust would not be able to satisfy either the 75% or 95% gross income tests and, as a result, would lose its REIT status. With respect to both the Leases and future acquisitions, the Trust has represented that it will monitor the 15% test to ensure continued qualification as a REIT.

     A third requirement for qualification of rent under the Leases as "rents from real property" is that the Trust must not own, directly or constructively, 10% or more of the Operating Partnership. In such event, the rent paid to the Realty Partnership by the Operating Partnership with respect to property leased by the Realty

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

Partnership to the Operating Partnership would not qualify as income of the type that can be received by a REIT. In order to prevent such a situation, which would likely result in the disqualification of the Trust as a REIT, the Trust Amendments and the Restated Articles (as well as the partnership agreements) contain restrictions on the amount of Trust Shares and Corporation Shares that any one person can own. These restrictions generally provide that any attempt by any one person to actually or constructively acquire 8.0% or more of the outstanding Paired Shares will be ineffective. See "Adoption of Amendments to Trust Declaration and Restated Articles of Incorporation -- REIT Ownership Limitations". However, notwithstanding such restrictions, because the Code's constructive ownership rules for purposes of the 10% ownership limit are broad and it is not possible to continually monitor direct and indirect ownership of Paired Shares, it is possible that some person may at some time own sufficient Paired Shares to cause the termination of the Trust's REIT status.

     Finally, rent under the Leases will not qualify as "rents from real property" if either the Trust or the Realty Partnership renders or furnishes Prohibited Services to the occupants of the Realty Partnership's properties. So long as the Leases are treated as true leases, neither the Trust nor the Realty Partnership should be treated as rendering or furnishing Prohibited Services to the occupants of the Realty Partnership's properties.

     Based on the foregoing, Sidley & Austin is of the opinion that the rent payable under the Leases will be treated as "rents from real property" for purposes of the 75% and 95% gross income tests. There can, however, be no assurance that the IRS will not successfully assert a contrary position or that there will not be a change in circumstances (such as the entering into of new leases) which would result in a portion of the rent received to fail to qualify as "rents from real property." In such case, it is possible that the Trust would not be able to satisfy either the 75% or 95% gross income test and, as a result, would lose its REIT status.

     For purposes of the gross income tests, the term "interest" generally does not include any amount received or accrued (directly or indirectly) if the determination of such amount depends in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "interest" solely by reason of being based on a fixed percentage or percentages of receipts or sales. The Realty Partnership will hold notes and may advance money from time to time to tenants for the purpose of financing tenant improvements, making real estate loans or holding or acquiring additional notes. As of January 1, 1995, none of the notes held by the Realty Partnership will provide for the payment of any amount based on the income or profits of any person other than amounts based on a fixed percentage or percentages of receipts or sales. In addition, the Trust has represented that neither the Trust nor the Realty Partnership intends to charge interest that will depend in whole or in part on the income or profits of any person or to make loans (not secured in substantial part by real estate mortgages) in amounts that could jeopardize the Trust's compliance with the 75% and 5% asset tests, discussed below. To the extent the notes held by the Realty Partnership are secured by real property, the interest received or accrued with respect to such notes should be treated as qualifying income for both the 75% and the 95% gross income tests. Certain of the notes held by the Realty Partnership are not secured by real property. Interest received or accrued with respect to such notes should be treated as qualifying income for the 95% gross income test but should not be treated as qualifying income for the 75% gross income test.

     Any gross income derived from a prohibited transaction is taken into account in applying the 30% income test necessary to qualify as a REIT, and the net income from that transaction is subject to a 100% tax. The Trust believes that no asset owned by it or by the Realty Partnership is held for sale to customers and that sale of any such property will not be in the ordinary course of business of the Trust or the Realty Partnership. Whether property is held "primarily for sale to customers in the ordinary course of a trade or business" and, therefore, is subject to the 100% tax, depends on the facts and circumstances in effect from time to time, including those related to a particular property. The Trust and the Realty Partnership will attempt to comply with the terms of safe-harbor provisions in the Code prescribing when asset sales will not be characterized as prohibited transactions. Complete assurance cannot be given, however, that the Trust can comply with the safe-harbor provisions of the Code or that the Trust or the Realty Partnership can avoid owning property that may be characterized as property held "primarily for sale to customers in the ordinary course of business."

     If the Trust fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for such year if it is entitled to relief under certain provisions of the Code. These relief provisions generally will be available if the Trust's failure to meet such tests is due to reasonable cause and not willful neglect, the Trust attaches a schedule of the sources of its income to its tax return, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible to state whether in all circumstances the Trust would be entitled to the benefit of these relief provisions. As discussed above in "-- Federal Income Taxation of the Trust -- General", even if these relief provisions apply, a tax would be imposed with respect to the excess net income. No similar mitigation provision applies if the Trust fails the 30% income test. In such case, the Trust will cease to qualify as a REIT.

     Asset Tests. In order to maintain qualification as a REIT, the Trust, at the close of each quarter of its taxable year, must also satisfy three tests relating to the nature of its assets. First, at least 75% of the value of the Trust's total assets must be represented by real estate assets (including (i) its allocable share of real estate assets held by partnerships in which the Trust owns an interest and (ii) stock or debt instruments held for not more than one year purchased with the proceeds of a stock offering or long-term (at least five years) debt offering of the Trust), cash, cash items and government securities. Second, not more than 25% of the Trust's total assets may be represented by securities other than those in the 75% asset class. Third, of the investments included in the 25% asset class, the value of any one issuer's securities owned by the Trust may not exceed 5% of the value of the Trust's total assets, and the Trust may not own more than 10% of any one issuer's outstanding voting securities.

     The Trust anticipates that commencing with its taxable year ending December 31, 1995 it will be able to comply with the asset tests. Substantially all of the Trust's investments will be in properties owned by the Realty Partnership, at least 75% of which will represent qualifying real estate assets. A substantial portion of the indebtedness of the Operating Partnership to the Realty Partnership may not be qualifying assets for purposes of the 75% asset test. However, such portion will not exceed 5% of the value of the Realty Partnership and thus will not cause the Trust to fail the 5% asset test.

     After initially meeting the asset tests at the close of any quarter, the Trust will not lose its status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the failure to satisfy the asset tests results from an acquisition of securities or other property during a quarter, the failure can be cured by disposition of sufficient non-qualifying assets within 30 days after the close of that quarter. The Trust intends to maintain adequate records of the value of its assets to ensure compliance with the asset tests and to take such actions within 30 days after the close of any quarter as may be required to cure any non-compliance.

     Annual Distribution Requirements. The Trust, in order to qualify as a REIT, is required to distribute dividends (other than capital gain dividends) to its shareholders in an amount at least equal to (i) the sum of (a) 95% of the Trust's "REIT taxable income" (computed without regard to the dividends paid deduction and the Trust's net capital gain) and (b) 95% of the net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of non-cash income. In addition, if the Trust disposes of any Built-in Gain Asset during its Recognition Period, the Trust will be required, pursuant to IRS regulations that have not yet been promulgated, to distribute at least 95% of the Built-in Gain (after tax), if any, recognized on the disposition of such asset. Distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Trust timely files its tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that the Trust does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its "REIT taxable income", as adjusted, it will be subject to tax thereon at regular ordinary and capital gain corporate tax rates.

     Furthermore, if the Trust should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain income for such year, and (iii) any undistributed taxable income from prior periods, the Trust will be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

     The Trust intends to make timely distributions sufficient to satisfy the annual distribution requirements and to the extent practical, avoid payment of material amounts of federal income or excise tax by the Trust.

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

The Credit Agreement prohibits the Trust from making distributions to its shareholders. The Trust expects that this restriction will not apply during 1995 and future years as a result of either negotiations with the Lenders or through refinancing the Senior Debt. If the Trust is not successful, then the restrictions on payment of dividends could cause the Trust to fail to satisfy the annual distribution requirements.

     It is possible, however, that the Trust, from time to time, may experience timing differences between the actual receipt of income and actual payment of deductible expenses and the inclusion of such income and deduction of such expenses in arriving at REIT taxable income. In addition, it is also possible that, from time to time, the Trust may be allocated a share of net capital gain attributable to the sale of depreciated property that exceeds its allocable share of cash attributable to that sale. In such cases, the Trust may not have sufficient cash or other liquid assets to meet the distribution requirements described above. In order to meet the distribution requirements in such cases, the Trust (or the Realty Partnership) may find it necessary to arrange for short-term or possible long-term borrowings or to pay dividends in the form of taxable stock dividends.

     Under certain circumstances, the Trust may be able to rectify a failure to meet the above distribution requirements for a year by paying "deficiency dividends" to shareholders in a later year, which may be included in the Trust's deduction for dividends paid for the earlier year. Thus, the Trust may be able to avoid being taxed on amounts distributed as deficiency dividends; however, the Trust will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

FAILURE TO QUALIFY

     If the Trust fails to qualify for taxation as a REIT in any taxable year, and the relief provisions do not apply, the Trust will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Trust fails to qualify will not be deductible by the Trust nor will they be required to be made. As a result, the Trust's failure to qualify as a REIT could reduce the cash available for distribution by the Trust to its shareholders. In addition, if the Trust fails to qualify as a REIT, all distributions to shareholders will be taxable as ordinary income to the extent of the Trust's current and accumulated earnings and profits, and, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends-received deduction. Unless entitled to relief under specific statutory provisions, the Trust will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances the Trust would be entitled to such statutory relief.

PROPOSED PARTNERSHIP ANTI-ABUSE RULE

     The IRS recently proposed regulations that provide an anti-abuse rule (the "Anti-Abuse Rule") under the partnership provisions of the Code (the "Partnership Provisions"). Under the Anti-Abuse Rule, as proposed, if a partnership is formed or availed of in connection with a transaction with a principal purpose of substantially reducing the present value of the partners' aggregate federal tax liability in a manner that is inconsistent with the intent of the Partnership Provisions, the IRS can disregard the form of the transaction and recast it for federal tax purposes. The Anti-Abuse Rule states that the intent of the Partnership Provisions is to permit taxpayers to conduct business for joint economic profit through a flexible arrangement that accurately reflects the partners' economic agreement without incurring an entity level tax. The proposed regulation goes on to provide that the Partnership Provisions are not intended to permit taxpayers (i) to structure transactions using a partnership to achieve tax results that are inconsistent with the underlying economic arrangements of the parties or the substance of the transactions or
(ii) to use the existence of a partnership to avoid the purposes of other provisions of the Code. The purposes for structuring a transaction involving a partnership are determined based on all of the facts and circumstances. The Anti-Abuse Rule is proposed to be effective for transactions relating to a partnership occurring on or after May 12, 1994.

     The Anti-Abuse Rule has been severely criticized and may be significantly modified prior to publication as a final regulation. In addition, officials at the IRS and the Treasury Department have stated publicly that the Anti-Abuse Rule is not intended to apply to the situation where a REIT is a partner in a partnership.

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

Sidley & Austin is of the opinion that the Reorganization is not inconsistent with the Partnership Provisions and that the Anti-Abuse Rule, even if adopted in its present form, should not apply to either the Realty Partnership or the Operating Partnership. Nevertheless, because the Anti-Abuse Rule is potentially extremely broad in application and no definitive guidance has been issued, it is possible that the IRS could attempt to apply the Anti-Abuse Rule to the Reorganization.

                 FEDERAL INCOME TAX ASPECTS OF THE PARTNERSHIPS

GENERAL

     After the Reorganization, substantially all of the Trust's assets will be held through the Realty Partnership and, once Gaming Approval is received, substantially all of the Corporation's (and its subsidiaries') assets will be held through the Operating Partnership. In general, partnerships are "pass-through" entities that are not subject to federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are subject to tax thereon, without regard to whether the partners receive a distribution from the partnership. The Trust will include in its income its allocable share of the foregoing partnership items for purposes of the various REIT income tests and in the computation of its REIT taxable income. Moreover, for purposes of the REIT asset tests, the Trust will include its proportionate share of assets held by the Realty Partnership.

ENTITY CLASSIFICATION

     The Trust's interest in the Realty Partnership and the Corporation's (and its subsidiaries') interest in the Operating Partnership involve special tax considerations, including the possibility of a challenge by the IRS of the status of either Partnership as a partnership (as opposed to an association taxable as a corporation) for federal income tax purposes. If a Partnership were to be treated as an association, it would be taxable as a corporation and, therefore, subject to an entity level tax on its income. Such an entity level tax would substantially reduce the amount of cash available for distribution to holders of Paired Shares. In addition, if the Realty Partnership were to be taxable as a corporation, the character of the Trust's assets and items of gross income would change and preclude the Trust from satisfying the asset tests and possibly the income tests under the Code, and in turn would prevent the Trust from qualifying as a REIT. Furthermore, any change in the status of the Realty Partnership or the Operating Partnership for tax purposes might be treated as a taxable event in which case the Trust or the Corporation might incur a tax liability without any related cash distributions.

     An organization formed as a partnership will be treated as a partnership for federal income tax purposes rather than as a corporation only if it has no more than two of the four corporate characteristics that the applicable Treasury Regulations use to distinguish a partnership from a corporation for federal income tax purposes. Neither Partnership has requested or intends to request, a ruling from the IRS that it will be treated as a partnership for federal income tax purposes. Instead, Sidley & Austin will deliver its opinion that, based on the provisions of the Partnership Agreements, and certain factual assumptions and representations described in the opinion, both the Realty Partnership and the Operating Partnership will be classified as partnerships for federal income tax purposes. Unlike a private letter ruling, an opinion of counsel is not binding on the IRS, and no assurance can be given that the IRS will not challenge the status of either Partnership as a partnership for federal income tax purposes. If such a challenge were sustained by a court, the subject Partnership could be treated as an association taxable as a corporation for federal income tax purposes. In addition, the opinion of Sidley & Austin is based on existing law, which is to a great extent the result of administrative and judicial interpretation. No assurance can be given that administrative or judicial changes would not modify the conclusions expressed in the opinion.

PARTNERSHIP ALLOCATIONS

     Although a partnership agreement will generally determine the allocation of income and losses among partners, such allocations will be disregarded for tax purposes if they do not comply with the provisions of

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

Section 704(b) of the Code and the Treasury Regulations promulgated thereunder. Generally, Section 704(b) of the Code and the Treasury Regulations promulgated thereunder require that partnership allocations must respect the economic arrangement of the partners.

     If an allocation is not recognized for federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. The Partnerships' allocations of taxable income and loss are intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder.

TAX ALLOCATIONS WITH RESPECT TO CONTRIBUTED PROPERTIES

     Pursuant to Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership, must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution (a "Book-Tax Difference"). Such allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners. The Realty Partnership will be formed by way of contributions of the Trust's property and certain property held by Starwood. The Operating Partnership will be formed by way of contributions of the Corporation's (and its subsidiaries') property and cash and assets from Starwood. Consequently, the Partnership Agreements require such allocations with respect to such contributed property to be made in a manner consistent with
Section 704(c) of the Code.

     In general, the partners of the Partnerships will be allocated depreciation deductions for tax purposes that are different than such deductions would be if determined on a pro rata basis. The effect of such allocations likely will be to reduce the depreciation deductions allowed to the Trust as compared with the depreciation allowed if the Reorganization did not take place. However, the Trust still will not have a liability for federal income tax on its net income provided it qualifies as a REIT and distributes an amount equal to its net income as discussed above. In addition, in the event of the disposition of any of the contributed assets that have a Book-Tax Difference, all income attributable to such Book-Tax Difference will generally be allocated to the contributing partner, and other partners will generally be allocated only their share of capital gains attributable to appreciation, if any, occurring after the creation of the Partnerships. The foregoing allocations will tend to eliminate the Book-Tax Difference over the life of the Partnerships. However, the special allocation rules of Section 704(c) of the Code do not always entirely eliminate the Book-Tax Difference on an annual basis or with respect to a specific taxable transaction such as a sale. Thus, the carryover basis of the contributed assets in the hands of the Partnerships may cause the Trust or the Corporation, as the case may be, to be allocated lower depreciation and other deductions, and possibly an amount of taxable income in the event of a sale of such contributed assets in excess of the economic or book income allocated to it as a result of such sale. This may cause the Trust or the Corporation to recognize taxable income in excess of cash proceeds, which, in the case of the Trust, might adversely affect the Trust's ability to comply with the REIT distribution requirements. See "-- Federal Income Taxation of the Trust -- Annual Distribution Requirements". The foregoing principles also apply in determining the earnings and profits of the Trust and the Corporation for purposes of determining the portion of distributions taxable as dividend income. The application of these rules over time may result in a higher portion of distributions being taxed as dividends than would have occurred had the Trust and the Corporation purchased the contributed assets at their agreed values.

     The Treasury Regulations under Section 704(c) of the Code allow partnerships to use any reasonable method of accounting for Book-Tax Differences so that the contributing partner receives the tax benefits and burdens of any built-in gain or loss associated with the contributed property. The Partnerships have determined to use the "traditional method" (which is specifically approved in the Treasury Regulations) for accounting for Book-Tax Differences with respect to the properties initially contributed to the Partnerships.

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

The Partnerships have not determined which of the alternative methods of accounting for Book-Tax Differences will be elected with respect to any properties contributed to the Partnerships in the future.

SALE OF THE PARTNERSHIPS' PROPERTY

     Generally, any gain realized by a partnership on the sale of property held by it for more than one year will be long-term capital gain, except for any portion of such gain that is treated as depreciation recapture. However, the Trust's share of any gain realized by the Realty Partnership on the sale of any property held by the Realty Partnership as inventory or other property held primarily for sale to customers in the ordinary course of the Realty Partnership's trade or business will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. See "-- Federal Income Tax Consequences of the Trust -- Requirements for Qualification -- Income Tests". Such prohibited transaction income may also have an adverse effect upon the Trust's ability to satisfy the income tests for qualification as a REIT. Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a partnership's trade or business is a question of fact that depends on all the facts and circumstances with respect to the particular transaction. The Realty Partnership intends to hold its properties for investment with a view to long-term appreciation, to engage in the business of acquiring, developing, owning, and operating the properties (and other hotel properties) and to make such occasional sales of its properties, including peripheral land, as are consistent with the Realty Partnership's investment objectives.

FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING OF THE INTERCOMPANY DEBT

     As part of the Reorganization, approximately $63 million of the indebtedness of the Corporation to the Trust will be cancelled. This cancellation should result in a loss to the Trust and cancellation of indebtedness income to the Corporation and its subsidiaries. Because the Corporation and its subsidiaries are insolvent for federal income tax purposes and have substantial net operating loss carryforwards, the cancellation of indebtedness income is not expected to result in the Corporation's consolidated group owing a material amount of federal income tax. However, the cancellation of indebtedness income will cause a substantial reduction in the Corporation's consolidated groups' net operating loss carryforwards and possibly other tax attributes. Because the Trust expects to re-elect REIT status for 1995, the Trust is not expected to be able to effectively utilize the loss carryforwards resulting from this transaction.

FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF PAIRED SHARES

     The Reorganization will not result in the recognition of gain or loss to the holders of Paired Shares. Holders of Trust Shares should be treated as holding shares of a REIT commencing with the taxable year ending December 31, 1995.

     The Reverse Split will not result in gain or loss to the holders of Paired Shares, except for any cash that is received in lieu of a fractional Paired Share. A holder of Paired Shares who receives cash in lieu of a fractional Paired Share will recognize taxable gain or loss in an amount equal to the difference between the amount of cash received and the portion of the adjusted tax basis of the Paired Shares allocable to such fractional Paired Share. Such gain or loss will be capital gain or loss, provided that the Paired Shares were held as capital assets at the time of the Reverse Split and will be long-term capital gain or loss if the Paired Shares were held for more than one year at the time of the Reverse Split.

OTHER TAX CONSEQUENCES

     The Trust, the Corporation and the holders of Paired Shares may be subject to state or local taxation in various jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of the Trust, the Corporation and the holders of Paired Shares may not conform to the federal income tax consequences discussed above. CONSEQUENTLY, HOLDERS OF PAIRED SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE EFFECT OF STATE AND LOCAL TAX LAWS ON THE REORGANIZATION AND THE REVERSE SPLIT.

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

                  ADOPTION OF AMENDMENTS TO TRUST DECLARATION
                     AND RESTATED ARTICLES OF INCORPORATION

     On November 10, 1994, the Board of Trustees of the Trust adopted the amendments to the Amended and Restated Declaration of Trust of the Trust attached to this Joint Proxy Statement as Exhibit A (the "Trust Amendments") and directed that the Trust Amendments be submitted for consideration at the Trust Meeting. On November 10, 1994, the Board of Directors of the Corporation adopted the amended and restated Articles of Incorporation of the Corporation attached to this Joint Proxy Statement as Exhibit B (the "Restated Articles") and directed that the Restated Articles be submitted for consideration at the Corporation Meeting. The Restated Articles contain and combine the provisions of the Articles of Incorporation currently in effect and also reflect the amendments summarized herein.

     The following is a summary of the amendments effected by the Trust Amendments and the Restated Articles. Such summary is qualified in its entirety by the full text of the Trust Amendments and the Restated Articles.

CHANGE OF NAMES

     The Trust Amendments change the name of the Trust to "Starwood Lodging Trust" and the Restated Articles change the name of the Corporation to "Starwood Lodging Corporation". Each of the respective Boards of the Trust and the Corporation believes that the name changes will more accurately reflect the affiliation of the Trust and the Corporation with Starwood, particularly because Starwood will own a 71.7% limited partner interest in each of the Realty Partnership and the Operating Partnership and, subject to the REIT Ownership Limitation, will have the right to exchange those limited partnership interests for Paired Shares representing approximately 71.7% of the issued and outstanding Paired Shares after the Reorganization. See "The Reorganization" and "The Partnerships".

CLASSIFIED BOARDS; REMOVAL

     The Trust Amendments and the Restated Articles each provide for the respective Boards of the Trust and the Corporation to be divided into three classes serving staggered terms so that the initial terms will expire either at the 1995, 1996 or 1997 annual shareholder meetings of the Trust and the Corporation. Starting with the 1995 annual meeting, one class will be elected each year for three-year terms. See "Election of Trustees of the Trust" and "Election of Directors of the Corporation" for a description of the classes of the Trust and the Corporation and the nominees to each class to be elected at the Special Meetings.

     The classified board provisions will have the effect of making it more difficult for shareholders to change the composition of the Board of Trustees of the Trust and the Board of Directors of the Corporation in a relatively short period of time. At least two annual meetings of shareholders, instead of one, generally will be required to effect a change in a majority of the Boards. Such a delay may help ensure that the Boards of the Trust and the Corporation and the shareholders, if confronted by a holder attempting to force an extraordinary transaction, such as a stock repurchase at a premium above market prices or a proxy contest, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to act in what they believe are the best interests of their respective shareholders.

     The classified board provisions could have the effect of discouraging a third party from attempting to gain control of the Trust and the Corporation, even though such an attempt might appear to be beneficial to the Trust and the Corporation and holders of Paired Shares. The classified board provisions could thus increase the likelihood that incumbent trustees and directors will retain their positions. In addition, because the classified board provisions are designed to discourage accumulations of large blocks of stock by purchasers whose objective is to have such stock repurchased at a premium, the classified board provisions could tend to reduce temporary fluctuations in the market price that could be caused by accumulations of large blocks of Paired Shares.

     The Trust and the Corporation believe that the classified board provisions will help to assure the continuity and stability of the Board of Trustees and the Board of Directors, respectively, and their respective business strategies and policies because generally a majority of trustees and directors at any given time will have had prior experience as such. The Trust and the Corporation each believes that continuity and stability are particularly important in light of the changes effected by the Reorganization. The classified board provisions also will help assure that the Board of Trustees of the Trust and the Board of Directors of the Corporation, if confronted with an unsolicited proposal from a third party that has acquired a block of the Paired Shares, will have sufficient time to review the proposal and appropriate alternatives and to seek the best available result for their respective shareholders.

     The Restated Articles provide that directors may be removed only for cause upon the affirmative vote of two-thirds of all votes entitled to be cast for election. Currently, directors may be removed with or without cause by such two-thirds vote. Pursuant to Maryland law, Trustees of the Trust will continue to be subject to removal by a two-thirds vote of shareholders, with or without cause. Any director or trustee elected by the stockholders to a vacant trusteeship or directorship will hold office for a term expiring at the annual meeting at which the term of office of the class to which they have been appointed expires. These provisions will preclude stockholders of the Corporation from removing incumbent directors without cause. Maryland law grants stockholders of a Maryland corporation the right, together with the Board of Directors of the Corporation, to fill a vacancy which results from the removal of a director. In the case of the Trust, however, shareholders may not fill vacancies created by such removal.

CHANGES IN AUTHORIZED SHARES

     Current Provisions. The Trust Declaration of the Trust currently authorizes the Trust to issue 30,000,000 shares of beneficial interests in the Trust. The Trust Declaration specifically designates Trust Shares, with a par value of $1.00 per share, and grants to the Trustees the power to create and authorize the issuance of shares of beneficial interest in one or more other classes or series ("Trust Preferred Shares"), with or without par value, having such voting rights, such rights to dividends and distributions and rights in liquidation, such conversion, exchange and redemption rights, and such designations, preferences and participations and other limitations or restrictions as are not prohibited by the Trust Declaration or applicable law and as are specified by the Trustees in their discretion. No such class or series of Trust Preferred Shares has been established.

     The Articles of Incorporation of the Corporation currently provide for authorized capital stock of the Corporation of 40,000,000 shares, consisting of 10,000,000 shares of preferred stock, par value $1.00 per share, and 30,000,000 Corporation Shares, with a par value of $0.10 per share. The preferred stock is issuable in classes or series with such rights, preferences, privileges and restrictions as the Board of Directors of the Corporation may determine, including voting rights, redemption provisions, dividend rates, liquidation preferences and conversion rights. No such class or series of preferred stock has been established.

     Amendments. The Trust Amendments and the Restated Articles effect three types of amendments to the authorized capital stock of the Trust and the Corporation, respectively: (i) an increase of the number of authorized shares,
(ii) a change in the designated classes of stock to $.01 par value and (iii) creation of additional classes of stock to effect the provisions described under "-- REIT Ownership Limitations".

     Specifically, the Trust Amendments provide that the Trust may issue 135 million shares of beneficial interests in the Trust, including (i) 100 million Trust Shares, with a par value of $.01 per share, (ii) 20 million Excess Trust Shares, with a par value of $.01 per share ("Excess Common Trust Shares") and
(iii) 5 million Excess Preferred Shares, with a par value of $.01 per share ("Excess Preferred Trust Shares" and, together with the Excess Common Trust Shares, the "Excess Trust Shares"). The Trustees would continue to have the power to create or authorize Trust Preferred Shares, as described above.

     The Restated Articles provide that the authorized capital stock of the Corporation consists of 135 million shares, consisting of (i) 10 million shares of preferred stock, with a par value of $.01 per share ("Corporation Preferred Stock"), (ii) 100 million shares of common stock, with a par value of $.01 per share ("Corporation Common Stock"), (iii) 20 million shares of Excess Common Stock, with a par value of $.01 per share ("Excess Corporation Common Stock"), and (iv) 5 million shares of Excess Preferred Stock, with a par value of $.01 per share ("Excess Corporation Preferred Stock" and, together with the Excess Corporation Common

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

Stock, the "Excess Corporation Stock"). The Board of Directors would continue to have the power to create and authorize Corporation Preferred Stock, as described above.

     Increase in Authorized Shares. In connection with the Reorganization, the Trust and the Corporation will reserve for issuance upon exchange of Units issued to Starwood 4,396,884 Paired Shares. See "The Partnerships". If the Offering is consummated, the Trust and the Corporation will issue additional Paired Shares pursuant thereto. See "The Reorganization -- the Offering". In order to complete these transactions and to provide for the possible future issuance, without further action by the holders of Trust Shares or Corporation Shares, of additional Paired Shares in connection with future financings, stock dividends or distributions, employee stock plans and other issuances, as described above, the Trust Amendments increase the authorized number of shares of beneficial interest in the Trust and the Restated Articles increase the authorized Corporation Shares, in each case to 100 million.

     Holders of Trust Shares and Corporation Shares do not have preemptive rights with respect to the issuance of additional shares. Accordingly, any issuance of authorized but unissued shares could have the effect of diluting the earnings per share and book value per share of currently outstanding shares. Neither the Trust nor the Corporation currently has plans to issue any shares following the Reorganization, other than upon exchange of Units, upon exercise of employee, trustee or director stock options and pursuant to the Offering.

     Changes in Par Value. The Trust Amendments and the Restated Articles change the par value of the Trust Shares, the Corporation Shares and the preferred stock of the Corporation so that each such class will have a par value of $.01 per share. The change to $.01 par value will have no practical effect on holders of Paired Shares.

     Authorization of Excess Stock. As described above, the Trust Amendments and the Restated Articles create additional classes of Excess Trust Shares and Excess Corporation Stock. The purposes and terms of such additional classes of stock are described under "-- REIT Ownership Limitations".

REIT OWNERSHIP LIMITATIONS

     The current Declaration of Trust of the Trust and the current Articles of Incorporation of the Corporation provide that if the Board of Trustees or the Board of Directors, respectively, shall at any time and in good faith be of the opinion that direct or constructive ownership of shares of the Trust or of the Corporation has or may become concentrated to an extent which would cause the Trust to fail to qualify or to be disqualified to be taxed as a REIT under the Code, or would cause any rent paid to the Trust to fail to qualify or to be disqualified as "rent from real properties," as defined by the Code, the Board of Trustees shall have the power to call for purchase from any shareholder of the Trust, and the Board of Directors shall have the power to call for purchase from any stockholder of the Corporation, such number of shares as is sufficient in the opinion of the Trustees or the Directors to maintain or bring the direct or indirect ownership of shares into conformity with the Code, and to refuse to register any proposed transfer of shares which would result in the Trust's being unable to conform to the requirements of the Code. Thus, the Trust and the Corporation have the power to repurchase shares from any shareholder of the Trust or stockholder of the Corporation who actually or constructively owns 10% or more of the outstanding Paired Shares and to refuse to register any transfer of shares which would result in a holder actually or constructively owning 10% or more of the outstanding Paired Shares.

     Because it is advantageous for the Trust to be eligible to qualify to be taxed as a REIT for 1995 and future years, the Trust Amendments and the Restated Articles update and replace the provisions described in the preceding paragraph by adding new provisions (the "Ownership Limit Provisions") to the Trust Declaration and the Restated Articles which the Board of Trustees and the Board of Directors believe will more effectively restrict the acquisition of shares of capital stock of the Trust and the Corporation to prevent the Trust's failing to qualify to be taxed as a REIT under the Code.

     The Ownership Limit Provisions provide that, subject to certain exceptions specified in the Trust Declaration and the Restated Articles, no shareholder may own, or be deemed to own by virtue of the

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

attribution provisions of the Code, more than 8.0% of capital stock, whether measured by vote, value or number of Paired Shares (other than for existing shareholders as of the date of the Trust Declaration and the Restated Articles, who may not so own or be deemed to own more than the greater of 8.0% and the number of Paired Shares owned on the Closing Date) of the outstanding Paired Shares, Corporation Preferred Stock or Trust Preferred Stock (collectively, "Preferred Stock") which may be issued or any combination thereof. The Board of Trustees and the Board of Directors may waive the Ownership Limit Provisions if evidence satisfactory to the Board of Trustees and the Board of Directors and the tax counsel to the Companies is presented that such ownership will not jeopardize the Trust's status as a REIT for 1995 and future years. As a condition of such waiver, each of the Board of Trustees and the Board of Directors may require opinions of counsel satisfactory to it and/or an undertaking from the applicant with respect to preserving the REIT status of the Trust. If shares which would cause the Trust to be beneficially owned by fewer than 100 persons are issued or transferred to any person, such issuance or transfer shall be null and void and the intended transferee will acquire no rights to the stock. Any acquisition of capital stock of the Trust or the Corporation and continued holding or ownership of capital stock of the Trust or the Corporation constitutes, under the Trust Amendments and the Restated Articles, a continuous representation of compliance with the Ownership Limit Provisions.

     In the event of a purported transfer or other event that would, if effective, result in the ownership of Paired Shares or shares of Preferred Stock in violation of the Ownership Limit Provisions, such transfer with respect to that number of shares that would be owned by the transferee in excess of the Ownership Limit Provisions would be deemed void ab initio and such Paired Shares or shares of Preferred Stock would automatically be exchanged for Excess Shares or Excess Preferred Stock, respectively (collectively, "Excess Stock"), authorized by the Trust Declaration and the Restated Articles, according to rules set forth in the Trust Declaration and the Restated Articles, to the extent necessary to ensure that the purported transfer or other event does not result in ownership of Paired Shares or shares of Preferred Stock or Excess Stock in violation of the Ownership Limit Provisions. Any purported transferee or other purported holder of Excess Stock is required to give written notice to the Trust and the Corporation of a purported transfer or other event that would result in the issuance of Excess Stock.

     Any Excess Trust Shares and Excess Corporation Stock which may be issued will be "paired" in the same manner that the Trust Shares and the Corporation Shares are currently paired. Excess Stock is not treasury stock but rather continues as issued and outstanding capital stock of the Trust and the Corporation. While outstanding, Excess Stock will be held in trust. The trustees of such trusts shall be appointed by the Trust and the Corporation and shall be independent of the Trust, the Corporation and the holder of Excess Stock. The beneficiary of such trusts shall be one or more charitable organizations selected by the trustee. If, after the purported transfer or other event resulting in an exchange of Paired Shares or shares of Preferred Stock for Excess Stock and prior to the discovery by the Trust and the Corporation of such exchange, dividends or distributions are paid with respect to the Paired Shares or shares of Preferred Stock that were exchanged for Excess Stock, then such dividends or distributions are to be repaid to the trustee upon demand for payment to the charitable beneficiary. While Excess Stock is held in trust, an interest in that trust may be transferred by the trustee only to a person whose ownership of Paired Shares or shares of Preferred Stock will not violate the Ownership Limit Provisions, at which time the Excess Stock will be automatically exchanged for the same number of Paired Shares or shares of Preferred Stock of the same type and class as the Paired Shares or shares of Preferred Stock for which the Excess Stock was originally exchanged. The Trust Declaration and the Restated Articles contain provisions that are designed to ensure that the purported transferee or other purported holder of the Excess Stock may not receive in return for such a transfer an amount that reflects any appreciation in the Paired Shares or shares of Preferred Stock for which such Excess Stock was exchanged during the period that such Excess Stock was outstanding. Any amount received by a purported transferee or other purported holder in excess of the amount permitted to be received must be turned over to the charitable beneficiary of the Trust. If the foregoing restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee or holder of any Excess Stock may be deemed, at the option of the Trust and the Corporation, to have acted as an agent on behalf of the Trust and the Corporation in acquiring or holding such Excess Stock and to hold such Excess Stock on behalf of the Trust and the Corporation.

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

     The Trust Declaration and the Restated Articles further provide that the Trust and the Corporation may purchase, for a period of 90 days during the time the Excess Stock is held in trust, all or any portion of the Excess Stock from the original transferee-shareholder at the lesser of the price paid for the Paired Shares or shares of Preferred Stock by the purported transferee (or if no notice of such purchase price is given, at a price to be determined by the Board of Trustees and the Board of Directors, in their sole discretion, but no lower than the lowest market price of such stock (based on the market price of the Paired Shares or shares of Preferred Stock) at any time during the period in which the Excess Stock is held in trust) and the closing market price for the Paired Shares or shares of Preferred Stock on the date the Trust and the Corporation exercise their option to purchase. The 90-day period begins on the date of the violative transfer if the original transferee-shareholder gives notice to the Trust and the Corporation of the transfer or (if no notice is given) the date the Board of Trustees and the Board of Directors determine that a violative transfer has been made.

     The Ownership Limit Provisions will not be removed automatically even if the REIT provisions of the Code are changed so as to no longer contain any ownership concentration limitation or if the ownership concentration limitation is increased. Except as otherwise described above, any change in the REIT Ownership Limitation would require an amendment to the Trust Declaration and the Articles of Incorporation. Amendments to the Ownership Limit Provisions will require the affirmative vote of holders owning two-thirds of the outstanding Trust Shares and Corporation Shares, respectively. Amendments to the Trust Declaration and to the Articles of Incorporation generally require the affirmative vote of holders owning a majority of the outstanding Trust Shares and Corporation Shares, respectively. In addition to preserving the Trust's status as a REIT, the REIT Ownership Limitation may have the effect of precluding an acquisition of control of the Trust and the Corporation without the approval of the Board of Trustees and the Board of Directors.

     All persons who own, directly or by virtue of the attribution provisions of the Code, 5% or more (or such other percentage as may be required by the Code or regulations promulgated thereunder) of the outstanding Paired Shares, Preferred Stock or Excess Stock must file an affidavit with the Trust and the Corporation containing the information specified in the Trust Amendment and the Restated Articles before January 30 of each year. In addition, each shareholder shall upon demand be required to disclose to the Trust and the Corporation in writing such information with respect to the direct, indirect and constructive ownership of shares as the Board of Trustees or the Board of Directors deems necessary to comply with the provisions of the Trust Amendment and the Restated Articles or the Code applicable to a REIT or to comply with the requirements of any taxing authority or governmental agency.

     If the Reorganization is consummated, certificates representing shares of any class of stock issued after the Closing Date will bear a legend referring to the restrictions described above.

ELIMINATION OF CUMULATIVE VOTING

     The holders of Trust Shares and Corporation Shares are presently permitted to cumulate their votes in the election of trustees of the Trust and directors of the Corporation, respectively. Pursuant to the cumulative voting provisions, each holder is entitled to cast, for every share held, a number of votes equal to the number of directors to be elected. Each such holder may cast such whole number of votes for one nominee, or distribute such whole number of votes among two or more nominees in any manner. See "Election of Trustees of the Trust" and "Election of Directors of the Corporation". The Trust Amendments and the Restated Articles each eliminate the cumulative voting provisions.

     One of the principal effects of cumulative voting is to make it more likely that an individual or group of individuals who own less than a plurality of the voting stock would be able to obtain representation on a board of trustees or a board of directors. Such an individual or group may have interests and goals which are not consistent with and might be in conflict with those of a majority of shareholders. The Board of Trustees of the Trust and the Board of Directors of the Corporation each believe that each Trustee and Director should represent the interests of all shareholders, rather than the interests of any special constituency, and that the presence on the Board of one or more directors representing such a constituency could disrupt and impair the efficient management of the Trust and the Corporation.

     The elimination of cumulative voting could discourage accumulations of large blocks of stock and therefore could tend to reduce temporary fluctuations in the market price that could be caused by accumulations of large blocks of Paired Shares.

ELIMINATION OF LIMITATIONS ON BORROWINGS AND INVESTMENTS

     The Trust Declaration currently provides, among other things, that (i) the Trustees of the Trust shall not incur borrowings in a principal amount in excess of 300% of the net assets of the Trust, (ii) the Trust shall not make any investments in real property or obligations secured by liens on real property in an amount (after deducting the principal amount of any participations in such investment disposed of by the Trust to other investors) exceeding 40% of the sum of the Trust's net worth and indebtedness which is subordinated to other indebtedness of the Trust, (iii) the Trust shall not invest more than 10% of the total assets of the Trust in the ownership of, or participations in the ownership of, or in first mortgage loans on, unimproved non-income producing real property, (iv) the Trust shall not invest in commodities, foreign currencies, bullion or chattels (except as required in the day-to-day business of the Trust or in connection with its investments), real estate contracts for sale in excess of a value of 1% of the total assets of the Trust (not including holding contracts of sale as security for loans made by the Trust and the ownership of such contracts of sale upon foreclosure of, or realization upon, such security interests), (v) the Trust shall not engage in any short sale, issue "redeemable securities" (as defined in the Investment Company Act of 1940) or hold securities in any real estate investment trust which, to the actual knowledge of the Trustees, is then holding investments or engaging in activities prohibited to the Trustees, (vi) the Trust shall not engage in trading activities (as compared with investment activities) or engage in the business of underwriting or agency distribution of securities issued by others (other than selling participations in mortgage loans or interests in real property) and
(vii) the Trust is permitted to invest the Trust estate exclusively in securities of national hotel companies and that other types of investments may be made in the accommodations field if, in the opinion of the Trustees, such investments are more advantageous than available investments in the accommodations field.

     The Trust Amendments eliminate the restrictions described in the preceding paragraph. The Board of Trustees of the Trust believe that the elimination of those restrictions will provide the Trustees with the greater flexibility in managing the Trust and permit the Trust to make a greater variety of investments allowed for a REIT.

EFFECTIVENESS OF AMENDMENTS

     If approved, the Trust Amendments and the Restated Articles are expected to be effected upon the consummation of the Reorganization, except that the increase in the authorized Trust Shares and the authorized Corporation Shares described above under "-- Changes in Authorized Shares -- Increase in Authorized Shares" will be effected immediately after the effectiveness of the Reverse Split, which will occur after the consummation of the Reorganization.

                       ELECTION OF TRUSTEES OF THE TRUST

     At the Trust Meeting, shareholders of the Trust will vote on the election of a new Board of Trustees consisting of five Trustees. Three of the nominees to the Board of Trustees named herein have been designated by Starwood pursuant to the terms of the Formation Agreement. If the Reorganization Proposal is approved at the Special Meetings, each Trustee so elected will hold office commencing thereafter (regardless of whether the Reorganization is consummated) and until such Trustee's successor is elected and has qualified.

     As described above, the Reorganization Proposal includes the adoption of the Trust Amendments, which would create a "classified" Board of Trustees. The nominees named below have been nominated to serve for the terms designated below, assuming that the Reorganization Proposal is adopted.

     In addition, if the Offering is consummated, the Board of Trustees intends to increase the size of the Board by two and to fill the vacancies created thereby with independent Trustees not affiliated with the Trust, the Corporation, the Partnerships or Starwood.

NOMINEES FOR TRUSTEE

     The following table sets forth, for each nominee for Trustee, the class of Trustees to which such nominee is nominated, the name and age of such nominee, the principal occupation or employment of such nominee during the past five years and the principal business of such nominee's employer, other directorships held by such nominee and the year in which such nominee first became a Trustee of the Trust.

                          NOMINEES FOR TRUSTEES WHOSE
                              TERMS EXPIRE IN 1995

                                                       PRINCIPAL OCCUPATION
          NAME AND AGE                                AND BUSINESS EXPERIENCE
- ---------------------------------  -------------------------------------------------------------
Madison F. Grose (41)............  Executive Vice President and General Counsel of Starwood (and
                                   its predecessor entity) since July 1992. From November 1983 through June 1992, Partner of the law firm of Pircher,
                                   Nichols & Meeks.
Earle F. Jones (68)..............  Director since 1985 and Chairman of the Board of Directors of the Corporation since February 1989. Co-chairman since 1988 of MMI Hotel Group, a hotel company. President from 1967 to
                                   1968 of the International Association of Holiday Inns and
                                   served two terms as a director. Trustee and Chairman of
                                   Communications Improvement Trust, whose beneficiaries are
                                   public broadcasting and Tougaloo College, member of the Board of Trustees for Millsaps College and the Catholic Foundation
                                   and Co-Chairman of the Mississippi Olympic Committee.

                          NOMINEES FOR TRUSTEES WHOSE
                              TERMS EXPIRE IN 1996

                                                       PRINCIPAL OCCUPATION
          NAME AND AGE                               AND BUSINESS EXPERIENCE
- --------------------------------  --------------------------------------------------------------
Jeffrey C. Lapin (38)...........  President and Chief Executive Officer of the Trust since May
                                  1991 and Trustee since September 1992. Prior to that time,
                                  Vice President (from January 1988) and Secretary (from
                                  September 1986) of the Trust. Prior to 1986 Mr. Lapin was a
                                  real estate attorney at Mitchell, Silberberg & Knupp in Los
                                  Angeles. Mr. Lapin has over ten years of experience in the hotel REIT industry.
Jonathan Eilian (26)............  Senior Vice President of Starwood, specializing in hotel acquisitions and multiple asset pool bids, since October 1991.
                                  Acquisitions associate for JMB Realty Corporation, a real
                                  estate investment firm, and the Palmer Group, L.P., a firm specializing in the acquisition of small businesses. In 1991, received an MBA from the Wharton Graduate School of Business, which he attended since 1989.

                           NOMINEE FOR TRUSTEE WHOSE
                              TERM EXPIRES IN 1997

                                                       PRINCIPAL OCCUPATION
          NAME AND AGE                                AND BUSINESS EXPERIENCE
- ---------------------------------  -------------------------------------------------------------
Barry S. Sternlicht (34).........  President and CEO of Starwood (and its predecessor entity)
                                   since September 1991. Prior to that time, Vice President and then Senior Vice President (from 1989 to 1991) of JMB Realty
                                   Corporation, a real estate investment firm. Currently, a
                                   Trustee of each of Equity Residential Properties Trust, a
                                   multi-family REIT, and Angeles Participating Mortgage Trust, a REIT.

     The Board of Trustees of the Trust recommends that shareholders of the Trust vote FOR the election of such nominees.

VOTES REQUIRED AND CUMULATIVE VOTING

     Pursuant to the Declaration of Trust of the Trust, each shareholder of the Trust (or such shareholder's proxy) entitled to vote upon the election of Trustees shall be entitled to cast, for every Trust Share held of record on the Trust Record Date, a number of votes equal to the number of Trustees to be elected. Each such shareholder (or such shareholder's proxy) may cast such whole number of votes for one nominee, or distribute such whole number of votes among two or more nominees in any manner. The five nominees receiving the highest number of votes will be elected. Accordingly, shares which are voted to abstain from voting on the election of Trustees and shares which are not voted with respect to the election of Trustees (including broker non-votes) will not affect the outcome of the election of Trustees of the Trust.

     In the absence of instructions to the contrary, proxies solicited by the Board of Trustees will be voted in favor of each of the nominees named above as nominees for Trustee or, in the discretion of the persons named as proxies, cumulative voting rights will be exercised to elect as many of such nominees as possible. In the event that any of the nominees, each of whom has expressed an intention to serve if elected, fails to stand for election, the persons named as proxies in the accompanying proxy may vote for a substitute nominee in their discretion.

BOARD COMMITTEES

     The Board of Trustees has established Executive, Audit, Compensation and Nominating Committees, the principal functions of which are described below. Because the Board of Trustees met frequently during 1993, it did not utilize Board Committees and the functions which would be performed by such Committees were performed by the entire Board of Trustees.

     The Executive Committee is currently comprised of Graeme Henderson and Sherwin Samuels, each of whom is currently a Trustee. To the extent permitted by law, the Executive Committee is authorized to exercise the powers of the Board of Trustees with respect to the management of the business and affairs of the Trust between meetings of the Board of Trustees.

     The Audit Committee is currently comprised of Mr. Henderson. The Audit Committee has the following powers, duties and functions: (i) to select the firm of independent public accountants to audit the consolidated financial statements of the Trust and its subsidiaries, subject to the approval of the Board of Trustees, (ii) to discuss with such independent public accountants the scope and results of their audit, (iii) to discuss with such independent public accountants, and with the management of the Trust, the Trust's financial accounting and reporting principles, policies and practices and the adequacy of the Trust's accounting, financial and operating controls and (iv) to report to the Board of Trustees with respect to the foregoing, at such times and in such manner as the Board of Trustees shall determine.

     The Compensation Committee is currently comprised of Mr. Henderson. The Compensation Committee has the authority to make recommendations to the Board of Trustees with respect to the salaries and other compensation to be paid to the executive officers of the Trust and to administer the Trust's employee benefit plans.

     The Nominating Committee is currently composed of Mr. Henderson. The Nominating Committee recommends to the Board nominees for trustees of the Trust. The Nominating Committee will consider nominees recommended by shareholders of the Trust. The provisions of the Trust Regulations for nominating individuals for election as a Trustee are described under "Shareholder Proposals for Next Annual Meetings."

     During 1993, the Board of Trustees of the Trust held 13 meetings and the other Board Committees did not meet. Each of the Trustees of the Trust attended at least 75% of the total number of meetings of the Board and of all Board committees on which such Trustee served.

                    ELECTION OF DIRECTORS OF THE CORPORATION

     At the Corporation Meeting, stockholders of the Corporation will vote on the election of a new Board of Directors consisting of three directors. Two of the nominees to the Board of Directors named herein have been designated by Starwood pursuant to the terms of the Formation Agreement. If the Reorganization Proposal is approved at the Special Meetings, each Director so elected will hold office commencing upon the receipt of Gaming Approval which is required for such Directors to serve on the Board (regardless of whether the Reorganization is consummated), and until such director's successor is elected and has qualified. Pending receipt of Gaming Approval, the current Directors of the Corporation will continue as such and the Operating Partnership will be managed by a management committee consisting of the nominees for Director named below. While awaiting Gaming Approval, the Corporation's existing management and Board of Directors will be responsible for the operation and control of the Gaming Assets, and the management committee comprised of the members of the new Board of Directors will be prohibited from any influence or control of the Gaming Assets.

     As described above, the Reorganization Proposal includes the adoption of the Restated Articles, which would create a "classified" Board of Directors. The nominees named below have been nominated to serve for the terms designated below, assuming that the Reorganization Proposal is adopted.

     In addition, if the Offering is consummated, the Board of Directors intends to increase the size of the Board by two and to fill the vacancies created thereby with independent directors not affiliated with the Corporation, the Partnership or Starwood.

NOMINEES FOR DIRECTOR

     The following table sets forth, for each nominee for Director, the class of Directors to which such nominee is nominated, the name and age of such nominee, the principal occupation or employment of such nominee during the past five years and the principal business of such nominee's employer, other directorships held by such nominee and the year in which such nominee first became a Director of the Corporation.

                           NOMINEE FOR DIRECTOR WHOSE
                              TERM EXPIRES IN 1995

                                                       PRINCIPAL OCCUPATION
          NAME AND AGE                                AND BUSINESS EXPERIENCE
- ---------------------------------  -------------------------------------------------------------
Bruce M. Ford (54)...............  Director since 1983. President and Managing Partner of F.K.B.
                                   Management Corporation, a restaurant management company,
                                   since January 1988. President of Ford Management Corporation,
                                   a hotel/motel management and development company, since June
                                   1988. Prior to that time, Mr. Ford was Senior Vice President of Operations of Ramada Inns. Mr. Ford's career reflects 34 years of experience in the hotel industry.

                           NOMINEE FOR DIRECTOR WHOSE
                              TERM EXPIRES IN 1996

                                                       PRINCIPAL OCCUPATION
          NAME AND AGE                                AND BUSINESS EXPERIENCE
- ---------------------------------  -------------------------------------------------------------
Steven Robert Goldman (33).......  Vice President of Starwood, specializing in hotel acquisitions and hotel asset management, since August 1993.
                                   From 1990 to 1993, Senior Development Manager of Disney
                                   Development Company, the real estate investment, development and management division of the Walt Disney Company. From 1986 to 1990, Director of Development of the Hyatt Development
                                   Corporation.

                           NOMINEE FOR DIRECTOR WHOSE
                              TERM EXPIRES IN 1997

                                                       PRINCIPAL OCCUPATION
          NAME AND AGE                                AND BUSINESS EXPERIENCE
- ---------------------------------  -------------------------------------------------------------
Barry S. Sternlicht (34).........  President and CEO of Starwood (and its predecessor entity)
                                   since September 1991. Prior to that time, Vice President and then Senior Vice President (from 1989 to 1991) of JMB Realty
                                   Corporation, a real estate investment firm. Currently, a
                                   Trustee of each of Equity Residential Properties Trust, a
                                   multi-family REIT, and Angeles Participating Mortgage Trust, a REIT.

     The Board of Directors of the Corporation recommends that stockholders of the Corporation vote FOR the election of such nominees.

VOTES REQUIRED AND CUMULATIVE VOTING

     Pursuant to the Articles of Incorporation of the Corporation, in the election of Directors of the Corporation, each stockholder of the Corporation (or such stockholder's proxy) entitled to vote upon the election of Directors is entitled to cast, for every Corporation Share held of record on the Corporation Record Date, a number of votes equal to the number of Directors to be elected. Each such stockholder (or such stockholder's proxy) may cast such whole number of votes for one nominee, or distribute such whole number of votes among two or more nominees in any manner. The three nominees receiving the highest number of votes will be elected. Accordingly, shares which are voted to abstain from voting on the election of Directors and shares which are not voted with respect to the election of Directors (including broker non-votes) will not affect the outcome of the election of Directors of the Corporation.

     In the absence of instructions to the contrary, proxies solicited by the Board of Directors will be voted in favor of the election of each of the nominees named above as nominees for Director or, in the discretion of the persons named as proxies, cumulative voting rights will be exercised to elect as many of such nominees as possible. In the event that any of the nominees, each of whom has expressed an intention to serve if elected, fails to stand for election (an event not now anticipated), the persons named as proxies in the accompanying proxy may vote for a substitute nominee in their discretion.

BOARD COMMITTEES

     The Board of Directors has established Executive, Audit, Compensation and Nominating Committees, the principal functions of which are described below. Because the Board of Directors met frequently during 1993, the Board did not utilize Committees and the functions that would have been performed by such Committees were performed by the entire Board of Directors.

     To the extent permitted by law, the Executive Committee is authorized to exercise the power of the Board of Directors with respect to the management of the business and affairs of the Corporation between meetings of the Board of Directors, except that the Executive Committee may not declare dividends or distributions on stock, issue stock, recommend to the stockholders any action which requires stockholder approval, adopt, amend or repeal By-laws or approve any merger or share exchange which does not require shareholder approval. The Board of Directors does not currently have an Executive Committee.

     The Audit Committee is currently comprised of Messrs. Ford and Jones. The Audit Committee has the following powers, duties and functions: (i) to select the firm of independent public accountants to audit the consolidated financial statements of the Corporation and its subsidiaries, subject to the approval of the Board of Directors, (ii) to discuss with such independent accountants the scope and results of their audit, (iii) to discuss with such independent public accountants, and with the management of the Corporation, the Corporation's financial accounting and reporting principles, policies and practices and the adequacy of the Corporation's accounting, financial and operating controls and
(iv) to report to the Board of Directors with respect to the foregoing, at such times and in such manner as the Board of Directors shall determine.

     The Compensation Committee is currently comprised of Messrs. Ford and Jones. The Compensation Committee has the authority to make recommendations to the Board of Directors with respect to the salaries and other compensation to be paid to the executive officers of the Corporation and administers the Corporation's employee benefit plans.

     The Nominating Committee is composed of Mr. Jones. The Nominating Committee recommends to the Board nominees for Directors of the Corporation. The Nominating Committee will consider nominees recommended by stockholders of the Corporation. The provisions of the By-Laws of the Corporation for nominating individuals for election as a Director are described under "Shareholder Proposals for Next Annual Meetings".

     During 1993, the Board of Directors of the Corporation held 12 meetings and the other Board Committees did not meet. Each of the Directors of the Corporation attended at least 75% of the meetings of the Board.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Trust. The Board of Trustees of the Trust, on the recommendation of the Audit Committee, has appointed Deloitte & Touche as independent public accountants to audit the financial statements of the Trust for the year ended December 31, 1994. Deloitte & Touche has served as the principal independent accountants for the Trust since September 1986.

     Ratification of the selection of Deloitte & Touche as the Trust's independent public accountants will require the affirmative vote of the holders of a majority of the Trust Shares present and voting at the Trust Meeting and ratification at the Corporation Meeting of the selection of Deloitte & Touche as the Corporation's independent public accountants.

     If the shareholders of the Trust or the stockholders of the Corporation do not ratify the selection of Deloitte & Touche, or if such firm should decline to act or otherwise become incapable of acting, or if the employment should be discontinued, the Board of Trustees, on the recommendation of the Audit Committee, will appoint substitute independent public accountants.

     The Board of Trustees recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche as the Trust's independent public accountants for 1994. Proxies solicited by the Board of Trustees will be so voted unless shareholders specify otherwise.

     A member of Deloitte & Touche is expected to be present at the Trust Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

     The Corporation. The Board of Directors of the Corporation, on the recommendation of the Audit Committee, has appointed Deloitte & Touche as independent public accountants to audit the consolidated financial statements of the Corporation and its subsidiaries for the year ended December 31, 1994. Deloitte & Touche has served as the principal independent accountants for the Corporation since September 1986.

     Ratification of the selection of Deloitte & Touche as the Corporation's independent public accountants will require the affirmative vote of the holders of a majority of the Corporation Shares present and voting at the Corporation Meeting and ratification at the Trust Meeting of the selection of Deloitte & Touche as the Trust's independent public accountants. Accordingly, shares which are voted to abstain from voting on such ratification and shares which are not voted with respect to such ratification (including broker non-votes) will have the legal effect of a vote against such ratification.

     If the stockholders of the Corporation or the shareholders of the Trust do not ratify the selection of Deloitte & Touche or if such firm should decline to act or otherwise become incapable of acting, or if its employment should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent public accountants.

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche as the Corporation's independent public accountants for 1994. Proxies submitted by the Board of Directors will be so voted unless stockholders specify otherwise.

     A member of Deloitte & Touche is expected to be present at the Corporation Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

                    PRICE RANGES OF PAIRED SHARES; DIVIDENDS

     The Paired Shares are traded principally on the New York Stock Exchange (the "NYSE") under the symbol "HOT". The following table sets forth, for the fiscal periods indicated, the high and low sales prices per Paired Share on the NYSE Composite Tape. Such sales prices have been adjusted for an assumed 1-for-7 Reverse Split.

    1994                                                            HIGH             LOW
    ----                                                           -------         -------
    First quarter................................................  $17.500         $13.125
    Second quarter...............................................  $21.125         $11.375
    Third Quarter................................................  $23.625         $20.125
    Fourth Quarter (through November 7, 1994)....................  $21.000         $20.125

    1993
    ----
    First quarter................................................  $12.250         $ 7.000
    Second quarter...............................................  $17.500         $ 8.750
    Third quarter................................................  $21.875         $11.375
    Fourth quarter...............................................  $23.625         $14.000

    1992
    ----
    First quarter................................................  $12.250         $ 5.250
    Second quarter...............................................  $12.250         $ 3.500
    Third quarter................................................  $ 9.625         $ 3.500
    Fourth quarter...............................................  $ 9.625         $ 8.125

     On June 10, 1994, the last trading day prior to the announcement of the execution of the memorandum of understandings providing for the Reorganization, the high and low sale prices per Paired Share on the NYSE Composite Tape were $14.875 and $12.714, respectively (in each case after adjusting for an assumed 1-for-7 Reverse Split). The high and low prices per Paired Share on the NYSE Composite Tape on November 7, 1994 were $20.125 and $19.25, respectively (in each case after adjusting for an assumed 1-for-7 Reverse Split).

     As of November 7, 1994, there were approximately 2,140 holders of record of Paired Shares.

     No distribution was made by the Trust during 1993 or 1992. The Credit Agreement prohibits the Trust from making distributions to its shareholders, and no distribution is expected to be made during 1994. The

Corporation has not paid any cash dividends since its organization. Future earnings, if any, are expected to be applied to the repayment of the Corporation's outstanding indebtedness.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     Certain Beneficial Owners. To the knowledge of the Trust and the Corporation, no person owns beneficially 5% or more of the Paired Shares, except as follows:

                                                                    AMOUNT
                                                                 BENEFICIALLY         PERCENT OF
               NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)            CLASS(2)
    -----------------------------------------------------------  ------------         ----------
    Leonard M. Ross
      1011 N. Beverly Dr.
      Beverly Hills, CA 90210(3)...............................     170,057               9.8%
    RRH Capital Management, Inc.
      1270 Avenue of the Americas
      New York, NY 10020(4)....................................     106,621(4)            6.2%
    R. B. Haave Associates, Inc.
      270 Madison Avenue
      New York, NY 10016(5)....................................     107,000               6.2%
    U.S. Bancorp
      United States Bank of Oregon
      111 S.W. Fifth Avenue Portland,
      Oregon 97204(6)..........................................      99,526               5.7%

- ---------------
(1) Share amounts have been adjusted for an assumed 1-for-7 Reverse Split.

(2) Based on the number of Paired Shares outstanding on November 7, 1994.

(3) Based on information contained in Amendment No. 8 to Schedule 13D dated February 22, 1991. Mr. Ross has sole dispositive power with respect to all of these shares; however, 129,971 of these shares are pledged to the Pacific Bank, along with other securities, as collateral for a previously unsecured loan. Mr. Ross has granted a proxy to vote all such shares and Starwood may purchase any or all of such shares under certain circumstances. See "The Reorganization -- Assignment Agreement."

(4) Based on information contained in Schedule 13G dated February 11, 1993. RRH Capital Management, Inc. has sole dispositive power with respect to all, and does not have voting power with respect to any, of these shares.

(5) Based on information contained in Schedule 13G dated February 7, 1994, R.B. Haave Associates, Inc. has sole dispositive power and voting power with respect to all of these shares.

(6) Based on information contained in Schedule 13G dated February 11, 1994. The securities are held by the Trust Group of the United States Bank of Oregon which has sole voting power with respect to all, and does not have dispositive power with respect to any, of these shares.

     Trustees and Officers of the Trust. The following table sets forth the beneficial ownership of the Paired Shares as of November 7, 1994 by each Trustee and each executive officer of the Trust named in the Summary Cash Compensation Table included under "Executive Compensation" below who owns Paired Shares and by all Trustees and executive officers of the Trust as a group, in each case after giving effect to an assumed 1-for-7 Reverse Split. Except as otherwise provided below, each beneficial owner has sole voting and investment power with respect to all shares beneficially owned.

                                                                         AMOUNT        PERCENT
                                                                      BENEFICIALLY        OF
                        NAME OF BENEFICIAL OWNER                         OWNED         CLASS(1)
    ----------------------------------------------------------------  ------------     --------
    Jeffrey C. Lapin................................................     13,392(2)        (3)
    Michael W. Mooney...............................................      3,571(4)        (3)
    Sherwin L. Samuels..............................................     14,072(5)        (3)
    Graeme W. Henderson.............................................      7,357(6)        (3)
    All Trustees and officers as a group............................     38,392(7)        (3)

- ---------------
(1) Based on the number of Paired Shares outstanding on November 7, 1994.

(2) Includes 11,429 shares issuable upon exercise of presently exercisable options and 714 shares owned in a pension plan of which Mr. Lapin is sole trustee and beneficiary.

(3) Less than 1%.

(4) Includes 3,571 shares issuable upon exercise of presently exercisable options.

(5) Includes 2,046 shares held in a segregated account for the benefit of Mr. Samuels by a pension plan trust; 1,071 shares acquired by Mr. Samuels pursuant to a Trust share purchase plan; 8,000 shares issuable upon exercise of presently exercisable options; and 143 shares issuable upon exercise of paired warrants issued by the Trust and the Corporation. Does not include 50 shares owned by Mr. Samuels's son (of which shares Mr. Samuels disclaims beneficial ownership).

(6) Includes 29 shares owned in a Keogh plan, 714 shares owned in a pension plan of which Mr. Henderson is sole trustee and beneficiary, 714 shares acquired pursuant to a Trust share purchase plan and 2,286 shares issuable upon exercise of paired warrants issued by the Trust and the Corporation.

(7) Includes 23,185 shares that may be acquired upon the exercise of presently exercisable options, 1,785 shares acquired by Trustees pursuant to a Trust share purchase plan and 2,429 shares issuable upon exercise of paired warrants issued by the Trust and the Corporation. Does not include shares owned by Mr. Samuels' son (see note (5) above).

     Directors and Officers of the Corporation. The following table sets forth the beneficial ownership of the Paired Shares as of November 7, 1994 by each Director and each executive officer of the Corporation named in the Summary Cash Compensation Table included under "Executive Compensation" below who owns Paired Shares and by all Directors and executive officers of the Corporation as a group, in each case after giving effect to an assumed 1-for-7 Reverse Split. Except as otherwise provided below, each beneficial owner has sole voting and investment power with respect to all Paired Shares beneficially owned.

                                                                         NUMBER
                                                                       OF SHARES       PERCENT
                                                                      BENEFICIALLY        OF
                        NAME OF BENEFICIAL OWNER                         OWNED         CLASS(1)
    ----------------------------------------------------------------  ------------     --------
    Kevin E. Mallory................................................      3,664(2)        (3)
    Bruce M. Ford...................................................      1,801(4)        (3)
    Earle F. Jones..................................................        928(5)        (3)
    Graeme W. Henderson.............................................      7,357(6)        (3)
    All Directors and Officers as a group...........................     13,750(7)        (3)

- ---------------
(1) Based on the number of Shares outstanding on November 7, 1994.

(2) Includes 3,571 shares issuable upon exercise of presently exercisable options.

(3) Less than 1%.

(4) Includes 1,357 shares acquired pursuant to a Corporation share purchase plan and 345 shares issuable upon exercise of paired warrants issued by the Trust and the Corporation, 24 of which are owned by Mr. Ford's wife.

(5) Includes 714 shares acquired pursuant to a Corporation share purchase plan and 71 shares issuable upon exercise of paired warrants issued by the Trust and the Corporation.

(6) Includes 42 shares owned in a Keogh Plan, 714 shares owned in a pension plan of which Mr. Henderson is trustee and beneficiary, 714 shares acquired pursuant to a Trust share purchase plan and 2,286 shares issuable upon exercise of paired warrants issued by the Trust and the Corporation.

(7) Includes 3,571 shares issuable upon exercise of presently exercisable options, 2,785 shares acquired by Directors pursuant to the Trust's and the Corporation's share purchase plans and 2,703 shares issuable upon exercise of paired warrants issued by the Trust and the Corporation.

EXECUTIVE OFFICERS OF THE TRUST AND THE CORPORATION

     The following table includes certain information with respect to each of the Trust's current executive officers:

                      NAME                         AGE           POSITION(S) WITH THE TRUST
- -------------------------------------------------  ---   -------------------------------------------
Jeffrey C. Lapin.................................  37    President and Trustee
Michael W. Mooney................................  48    Vice President and Chief Financial Officer

     Jeffrey C. Lapin. Mr. Lapin has been the President and Chief Executive Officer of the Trust since May 1991 and a Trustee since September 1992. Prior to that time he was Vice President (from January 1988) and Secretary (from September 1986) of the Trust. Prior to 1986 Mr. Lapin was a real estate attorney at Mitchell, Silberberg & Knupp in Los Angeles. Mr. Lapin has over ten years of experience in the hotel REIT industry.

     Michael W. Mooney. Mr. Mooney has been Vice President and Chief Financial Officer since July 1992. From March 1992 to July 1992 he was a Director of Finance of RELCO Industries, a real estate development company. From August 1990 to March 1992, he was Director of Finance of Dorn-Platz, Inc., a real estate brokerage company. From July 1989 to August 1990, Mr. Mooney was an independent real estate consultant. Prior to that time, he was Executive Vice President and Chief Financial Officer of Gibraltar Savings. Mr. Mooney's career reflects a total of 23 years of experience in real estate finance.

     After the Reorganization, Mr. Sternlicht will become the Chairman and Chief Executive Officer of the Trust and Mr. Lapin will continue to be the President and Chief Operating Officer of the Trust.

     The following table includes certain information with respect to each of the Corporation's current executive officers.

                      NAME                         AGE        POSITION(S) WITH THE CORPORATION
- -------------------------------------------------  ---   -------------------------------------------
Kevin E. Mallory.................................  35    Executive Vice President
Leslie R. King...................................  52    Vice President of Operations

     Kevin E. Mallory. Mr. Mallory has been Executive Vice President since July 1992. From December 1991 to July 1992 he was President of Merit Hotel Group, a hotel development and consulting company. From September 1989 to November 1991, he was Development Director, Westin Hotels & Resorts, a hotel management Company. Prior to that time he was Assistant Vice President and Asset Manager, VMS Realty Partners, a real estate syndicator. Mr. Mallory's career reflects 15 years of experience in the hotel industry.

     Leslie R. King. Mr. King has been Vice President of Operations of the Corporation since 1992. From June 1991 to August 1992, Mr. King was Chief Operating Officer of Spring Garden Brewing Company, a restaurant and brewery service company. From May 1988 to June 1991, Mr. King was Chief Executive Officer of and Consultant to eight single hotel companies under common management. Prior to 1988, Mr. King was Senior Vice President of Operations Support for Red Lion Hotels & Inns. He was named Vice President in 1982 and Executive Vice President in 1984. Mr. King's career comprises 26 years of hotel and restaurant industry experience.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The Trust. The following table provides certain summary information concerning the compensation paid to the Trust's President and Chief Executive Officer and each other executive officer of the Trust whose total compensation for 1993 exceeded $100,000 for services rendered in all capacities to the Trust for the fiscal years ended December 31, 1993, 1992 and 1991.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                      COMPENSATION
                                                                      ------------
                                             ANNUAL COMPENSATION         AWARDS
                                          -------------------------     OPTIONS/      ALL OTHER
        NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS      SARS (#)     COMPENSATION
    ------------------------------------  -----  ---------  -------   ------------   ------------
    Jeffrey C. Lapin....................   1993  $ 170,834  $20,000
      President and                        1992    150,792                7,143(1)     $ 23,585(2)
      Chief Executive                      1991    120,333                               51,438(3)

    Michael W. Mooney...................   1993    140,416   11,667
      Vice President Chief                 1992     61,026                3,571(1)
      Financial Officer                    1991

- ---------------
(1) For information with respect to this option, see "Option Exercises and Holdings" below. Share amounts have been adjusted for an assumed 1-for-7 Reverse Split.

(2) Amount shown reflects cash paid for unused vacation.

(3) Amount shown reflects monies distributed upon the termination of the Trust's profit-sharing plan.

     The Corporation. The following table provides certain summary information concerning the compensation paid to each executive officer of the Corporation whose total compensation for 1993 exceeded $100,000 for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 1993, 1992 and 1991.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                                                  ------------
                                                     ANNUAL COMPENSATION             AWARDS
                                                ------------------------------      OPTIONS/
           NAME AND PRINCIPAL POSITION          YEAR      SALARY       BONUS        SARS (#)
    ------------------------------------------  -----    ---------    --------    ------------
    Kevin E. Mallory..........................   1993    $ 140,416    $ 11,667
      Executive Vice President                   1992       63,718                    3,571(1)
                                                 1991

- ---------------
(1) For information with respect to this option, see "Option Exercises and Holdings" below. Share amount has been adjusted for an assumed 1-for-7 Reverse Split.

OPTION GRANTS

     There were no options or stock appreciation rights granted to the executive officers named in the Summary Compensation Table of the Trust or the Corporation during the year ended December 31, 1993 or through the date of this Joint Proxy Statement.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the options held as of December 31, 1993 by the executive officers of the Trust and the executive officers of the Corporation named in the Summary Compensation Tables above. No options were exercised by any of those executive officers during 1993.

                    AGGREGATED OPTION/SAR EXERCISES IN 1993
                      AND DECEMBER 31, 1993 OPTION VALUES

                                                 NUMBER OF SHARES
                                              UNDERLYING UNEXERCISED
                                              OPTIONS/SARS AT FISCAL               VALUE OF UNEXERCISED
                                                    YEAR-END(1)                IN-THE-MONEY OPTIONS/SARS(2)
                                           -----------------------------       -----------------------------
                  NAME                     EXERCISABLE     UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
- -----------------------------------------  -----------     -------------       -----------     -------------
Jeffrey C. Lapin.........................     9,048            2,381             $56,333          $28,167
Michael W. Mooney........................     2,393            1,178              28,308           13,943
Kevin E. Mallory.........................     2,393            1,178              28,308           13,943

- ---------------
(1) Share amounts have been adjusted for an assumed 1-for-7 Reverse Split.

(2) Value is defined as market price of the Paired Shares at December 31, 1993 less exercise price of the option. The average of the high and low market prices of the Paired Shares at December 31, 1993 was $17.08 (as adjusted for an assumed 1-for-7 Reverse Split).

COMPENSATION OF TRUSTEES/DIRECTORS

     Each Trustee or Director who is not also an officer of the Trust or the Corporation will receive annual Trustee's or Director's fees of $12,000 and will be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or the Board of Directors. The Chairman of each Board will receive an additional fee of $2,500 per year. In addition, each non-officer Trustee or Director will receive a fee of $750 for each meeting in which he participates (or, in the case of telephonic meetings, $500) and a fee of $500 for each committee meeting in which he participates ($1,000 per meeting for committee chairman).

SHARE PURCHASE AGREEMENTS

     Prior to December 1989, the Trust and the Corporation maintained share purchase plans pursuant to which Trustees, Directors, officers and employees of the Trust or the Corporation were granted rights to purchase Paired Shares from the Trust and the Corporation at prices based upon the then fair market value of the Paired Shares. A purchaser of Paired Shares under a share purchase plan made a cash down payment equal to 10% of the purchase price and executed a promissory note in favor of the Trust or the Corporation for the balance. Certificates evidencing Paired Shares purchased under a share purchase plan were pledged to the Trust or the Corporation as collateral to secure payment of the promissory note. Prior to the satisfaction of the obligations represented by the note, the purchaser was entitled to vote the Paired Shares held in pledge, but not to transfer the purchaser's interest in those shares.

     As of November 7, 1994, the only share purchase agreements remaining in effect were those between the Trust and each of Messrs. Henderson and Samuels and between the Corporation and each of Messrs. Jones and Ford. Effective on the earlier of January 31, 1995 and the consummation of the Reorganization, the share purchase agreements with Messrs. Henderson, Samuels and Ford will be terminated and the non-recourse indebtedness thereunder will be cancelled (an aggregate of $56,250 with respect to Mr. Henderson, $82.391 with respect to Mr. Samuels, and $108,784 with respect to Mr. Ford). In addition, the Paired Shares pledged in respect of such indebtedness will be either released from such pledge, to the extent that such Paired Shares had been paid for (an aggregate of 136 Paired Shares with respect to Mr. Henderson, 225 Paired Shares with respect to Mr. Samuels, and 186 Paired Shares with respect to Mr. Ford (such Share amounts have been adjusted for an assumed 1-for-7 Reverse Split)) or forfeited by the individual, to the extent such Paired Shares had not been paid for.

     The share purchase agreement between Ronald A. Young (a former officer of the Corporation and a former director of the Corporation and trustee of the Trust) and the Corporation was terminated in connection with his December 1992 resignation as an officer of the Corporation, and the 1,429 Paired Shares (adjusted for an assumed 1-for-7 Reverse Split) acquired by Mr. Young pursuant to that agreement were assigned by him to the Corporation. The share purchase notes of Mr. Young ($112,500) and of other former officers, employees and directors who had resigned or been terminated prior to December 31, 1993 (an aggregate of $63,917) were written off at December 31, 1993.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     In July 1992, the Trust entered into an 18-month employment agreement with Mr. Lapin and a 12-month employment agreement with Mr. Mooney providing for Mr. Lapin to render services to the Trust as its President and Chief Executive Officer and Mr. Mooney to render services to the Trust as its Chief Financial Officer. In December 1993, the terms of the employment agreements with Mr. Lapin and Mr. Mooney were extended for an additional eighteen months. The employment agreements with Messrs. Lapin and Mooney provide that they will receive annual salaries of $190,000 and $150,000, respectively, and such annual bonuses, if any, as the Board of Trustees of the Trust may determine; each of Messrs. Lapin and Mooney also is eligible to participate in all employee benefit plans and fringe benefits, if any, that the Trust makes available to its other executive officers. The employment of Messrs. Lapin and Mooney pursuant to the employment agreements may be terminated by the Trust at any time; provided, however, that if either such officer's employment is terminated without cause (as defined) or if Mr. Lapin voluntarily terminates his employment as a result of the diminution of his responsibilities or other breach of the employment agreement by the Trust, the terminated officer will be entitled to receive the lesser of (i) that officer's salary for the then-remaining term of the employment agreement or (ii) $95,000 (Mr. Lapin) or $75,000 (Mr. Mooney).

     As of the Closing Date, the employment agreement with Mr. Lapin will be terminated and he will enter into a new two-year employment agreement with the Trust providing for him to render services to the Trust as its President and Chief Operating Officer. The employment agreement will provide for an annual salary of $200,000 in 1995 and $225,00 in 1996, annual bonuses to be determined by the Board of Trustees (not less than $75,000 per year), the grant of options to purchase 250,000 Paired Shares (before giving effect to the Reverse Split) which will be exercisable at fair market value on the date of grant and which will vest at a rate no longer than the most rapid rate of vesting of options granted to any other executive during the term of the employment agreement. The employment agreement will provide that Mr. Lapin may terminate his employment for "Good Reason," as defined in the employment agreement and including an assignment of duties which are in any significant respect inconsistent with his position, a substantial alteration in his responsibilities, a breach of the agreement by the Trust, removal from office without cause (as defined), relocation of the Trust's principal executive offices a change in the composition of 51% of the Trustees, a decision by the Board that the Trust shall merge, sell or dispose of all or substantially of its assets, dissolve or liquidate, or the failure of Mr. Lapin to be a member of the Board of Trustees, other than for cause (as defined). If Mr. Lapin so terminates his employment, he will be entitled to receive a lump sum payment equal to the base salary and bonuses that would have been payable had he continued to be employed for the remainder of the term of the agreement, and all fringe benefits to which he would have been entitled through the remainder of the term of the agreement (other than stock options or stock loans not granted prior to the date of termination).

     In July 1992, the Corporation entered into a 12-month employment agreement with Mr. Mallory providing for Mr. Mallory to render services to the Corporation as a senior executive officer. In December 1993, the terms of the employment agreement with Mr. Mallory were extended for an additional eighteen months. The employment agreement with Mr. Mallory provides that he will receive an annual salary of $150,000 and such annual bonus, if any, as the Corporation's Board of Directors may determine, and will be eligible to participate in all employee benefit plans and fringe benefits, if any, that the Corporation makes available to its other executive officers. Mr. Mallory's employment pursuant to the employment agreement may be terminated by the Corporation at any time; provided, however, that if his employment is terminated without cause (as defined), Mr. Mallory will be entitled to receive the lesser of his salary for the then-remaining term of the employment agreement or $75,000.

                        REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the Corporation and the Board of Trustees of the Trust have furnished the following report on executive compensation. Although the Boards of the Corporation and the Trust make independent compensation decisions with respect to their respective executive officers, as described herein the Boards follow similar compensation policies and typically measure the performance of their respective executive officers based in large part on the performance of Hotel Investors as a whole.

     In determining executive compensation, the Board of Directors of the Corporation and the Board of Trustees of the Trust have attempted to align the compensation received by executive officers to the performance and financial condition of Hotel Investors and to the achievement of individual performance goals. The compensation decisions have also been designed to provide executive compensation opportunities which will attract, motivate and retain qualified executive officers.

     In furtherance of these objectives, the Trust and the Corporation have in the past entered into employment agreements with executive officers which provide for executive compensation and compensation pursuant to related plans which afford the executive compensation opportunities which are tied to the attainment of performance goals and to appreciation of the market price of the Paired Shares.

     The primary components of executive compensation consist of annual compensation, which includes base salaries and annual bonuses, and long-term compensation through the grant of options to purchase Paired Shares. Through these components the Corporation and the Trust attempt to provide for total compensation that is competitive with other comparable positions. Individual compensation is subject to variation based on financial, strategic and individual performance. The respective Boards of the Corporation and the Trust consider the total compensation (earned or potentially earned) in establishing each element of compensation.

     The base salary levels of executive officers are determined periodically by evaluating the performance of the executive officers and their contributions to the Trust and the Corporation, their responsibilities, experience and potential; and compensation practices for comparable positions at other companies. The annual bonuses are determined in the discretion of the respective Boards of the Trust and the Corporation, based on individual financial performance.

     The long-term incentive compensation of executive officers currently consists exclusively of grants of options to purchase Paired Shares. The option grants are designed to develop and encourage stock ownership by executive officers, to reward long-term business success and to develop a parallel interest between executive officers and holders of Paired Shares. Option grants only have value if the market price of the Paired Shares increases from the date of grant and, in general, vest and become exercisable over time, in order to encourage retention of the executive officer. In determining the amounts and terms of grants of options to individual officers, the respective Boards of the Corporation and the Trust take into account the responsibilities, performance and anticipated contributions of the officers, as well as the compensation practices for comparable positions at other companies.

            Board of Directors of                 Board of Trustees
              the Corporation:                    of the Trust:

            Bruce M. Ford                         Graeme W. Henderson
            Graeme W. Henderson                   Jeffrey C. Lapin
            Earle F. Jones                        Sherwin L. Samuels

                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 1993, the Board of Directors of the Corporation and the Board of Trustees of the Trust made decisions with respect to executive compensation of the executive officers of the Trust and the Corporation, respectively. Mr. Young, who was the President and Chief Executive Officer of the Corporation prior to the end of January, 1993, served on the Board of Directors of the Corporation and the Board of Trustees of the Trust, and participated in decisions related to compensation of executive officers of the Corporation and the Trust. Mr. Lapin, who is an executive officer of the Trust and is on the Board of Trustees of the Trust, participated in decisions related to the compensation of Mr. Mooney; Messrs. Samuels and Henderson, who are officers of the Trust and are on the Board of Trustees of the Trust, participated in decisions related to the compensation of Messrs. Lapin and Mooney.

                         SHAREHOLDER RETURN PERFORMANCE

     Set forth below is a line graph comparing the cumulative total shareholder return on the Paired Shares against the cumulative total return on the Standard and Poor's Corporation Composite -- 500 Stock Index (the "S&P 500 Index") and the Standard & Poor's Corporation Hotel/Motel Composite Index (the "S&P Hotel/Motel Index") for the five fiscal years beginning January 1, 1989 and ending December 31, 1993. The graph assumes that the value of the investments was 100 on December 31, 1988 and that all dividends and other distributions were reinvested.

            COMPARISON OF SHAREHOLDER RETURNS AMONG HOTEL INVESTORS,
                THE S&P 500 INDEX AND THE S&P HOTEL/MOTEL INDEX


      MEASUREMENT PERIOD             HOTEL        S&P 500       S&P HOTEL/
    (FISCAL YEAR COVERED)          INVESTORS       INDEX       MOTEL INDEX
1988                                  100           100            100
1989                                   79           132            131
1990                                   17           128             50
1991                                   13           166             66
1992                                   15           179             93
1993                                   38           197            172

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MANAGEMENT OBLIGATIONS OF WESTERN HOST

     General. Prior to December 31, 1992, Western Host, Inc., a wholly owned subsidiary of the Corporation, managed six hotels owned by limited partnerships of which Messrs. John F. Rothman and Ronald A. Young are general partners; one hotel owned by a general partnership whose sole partners, are Messrs. Young and Rothman, and one hotel owned by a partnership of which Western Host is the sole general partner and whose limited partners are affiliates of Messrs. Young and Rothman. Mr. Rothman was a Trustee of the Trust and a Director of the Corporation, and the Trust's President and Chief Executive Officer, from September 1986 until March 1990; Mr. Young was the Corporation's President and Chief Executive Officer, from December 1986 through December 1992, a Director of the Corporation from December 1986 until February 1994 and a Trustee of the Trust from June 1988 until February 1994.

     For its services as manager of these eight hotels described above (the "Western Host Hotels"), Western Host in each case received a management fee that generally was based upon the gross revenues, cash flows and/or operating profits of the hotel or the partnership that owned that property. For supervisory services rendered by Western Host in connection with any refurbishment or remodelling program or any construction of additional hotel guest rooms or other facilities at a Western Host Hotel, Western Host received a supervisory fee equal to 5% of the direct cost of such refurbishment, remodelling or construction. Western Host also acted as the purchasing agent with respect to certain furniture, fixtures and equipment and certain operating supplies required by a Western Host Hotel. To the extent these services were rendered other than in connection with a refurbishment, remodelling and/or construction program for which Western Host was entitled to a supervisory fee, Western Host was entitled to charge a fee ranging from 5% to 10% of the actual cost of the items purchased as the estimated cost incurred by Western Host in providing those services.

     In lieu of the partnerships that owned the Western Host Hotels (the "Western Host Partnerships") employing full-time bookkeepers at the partnership's respective properties, Western Host provided bookkeeping services and received a bookkeeping service fee. The fee was computed by adding together all direct labor costs incurred by Western Host in providing those services to all hotels that Western Host manages and allocating to each Western Host Hotel a pro rata portion of those costs, based on the number of rooms in that hotel as compared with the number of rooms in all hotels managed by Western Host.

     Since January 1, 1993, Western Host's day-to-day management obligations with respect to the Western Host Hotels have been performed on Western Host's behalf by Westland Hotel Corporation ("Westland"), a company owned by Mr. Young and of which he is president and chief executive officer.

     Management Fees Paid to Western Host; Certain Borrowings. Western Host is one of the general partners, together with Messrs. Young and Rothman, of Western Host Pasadena Partners (which owns a hotel in Pasadena, California) and Western Host San Francisco Partners (which owns a hotel in San Francisco, California). Western Host was the sole general partner of Western Host Santa Maria Partners, which prior to July 1993 owned a hotel in Santa Maria, California.

     Pursuant to the applicable partnership agreement, Western Host was entitled to receive for its management services (i) with respect to the Pasadena property, a minimum management fee equal to 5% of the hotel's gross receipts, plus an incentive management fee equal to 30% of the hotel's cash flow, subordinated to an annual preferred return to limited partners of that partnership, and (ii) with respect to the San Francisco property, a management fee equal to all distributions made to limited partners of Western Host San Francisco Partners in excess of a specified preferred annual return on investment to those limited partners. As a general partner of these Western Host Partnerships, Western Host was contingently liable for the liabilities and obligations of each partnership and its hotel.

     For its services as manager of the Santa Maria property, Western Host was entitled to receive a fee equal to 5% of that hotel's gross revenues; as the general partner of the Western Host Partnership that owned this hotel, Western Host also received 30% of all cash distributions made by that partnership.

     In July 1993, the hotel owned by Western Host Santa Maria Partners was sold for $140,000 in cash, all of which was paid to Western Host, and $450,000 of previously reserved indebtedness owed by the Santa Maria Partners to the Corporation was canceled.

     Western Host was responsible, pursuant to management agreements, for the management of one hotel located in Stockton, California owned by a general partnership of which Messrs. Young and Rothman are the general partners and four hotels owned by limited Partnerships of which Messrs Young and Rothman are the general partners. These partnerships are Western Host Bakersfield Partners (which owns a hotel in Bakersfield, California), Western Host Fresno Partners (which owns a hotel in Fresno, California), Western Host Monterey Partners (which owns a hotel in Monterey, California), and Western Host Properties (which owns a hotel in Modesto, California).

     For its services as manager of the property in Stockton, Western Host was entitled to a management fee equal to 4% of the hotel's gross receipts; for its services as manager of the properties in Bakersfield, Fresno, Monterey, and Modesto, Western Host is entitled to a minimum management fee equal to 4% of the hotel's revenues, plus an incentive management fee based on the profits and cash flows of each hotel.

     Since January 1, 1993 all of the management fees and other compensation payable to Western Host by the Western Host Partnerships were collected by Westland on Western Host's behalf. For Westland's services in managing the day-to-day operations of the Western Host Hotels, Westland was entitled to retain from the amounts paid by the Western Host partnerships a submanagement fee equal to 3% of each Western Host Hotel's operating revenues.

     For the year ended December 31, 1993, management fees and other compensation paid or payable to Western Host by the Western Host Partnerships and/or Westland after payment of Westland's submanagement fee totaled $308,000. At December 31, 1993 $242,000 of such compensation remained outstanding and had not been accrued. In connection with the settlement of litigation described below, $120,000 was paid in full settlement of such $242,000 amount.

     As of December 31, 1993, the Western Host Partnerships and/or Westland owed to Western Host and the Corporation, costs of refurbishments and amounts advanced for the expenses of the managed Western Host hotels totalling $100,000, which amount was included in Inventories, prepaid expenses and other assets at December 31, 1993.

     Restrictions on Competition; Term of Management Arrangements. The management agreements for the hotels located in Modesto and Monterey provided that Western Host may not own or manage another hotel within a 25-mile radius of each hotel. Similar provisions (with a five-mile radius) are contained in the management agreements for the hotels in Fresno and Bakersfield and in the partnership agreement pursuant to which Western Host manages the Pasadena property.

     Each of Western Host's management agreements with a Western Host Partnership (other than the management agreement for the Stockton hotel) originally provided for the right of that partnership to terminate the agreement at any time on 60 days' prior notice. The management agreement for the hotel in Stockton provided that such agreement was month-to-month and could be terminated by either Western Host or Messrs. Rothman and Young at any time.

     Western Host had the right and obligation to manage the hotels owned by each of Western Host San Francisco Partners and Western Host Pasadena Partners as long as Western Host remained a general partner of that Partnership. However, the partnership agreement for Western Host San Francisco Partners provided that certain transfers of voting securities of Western Host would terminate Western Host's right to manage the hotel owned by that partnership and to receive future management fees unless, either prior or subsequent to the transfer, a majority-in-interest of the limited partners of the partnership consented to the transfer. Although the Corporation's December 1986 acquisition of Western Host may have constituted such a transfer, the consent of the limited partners of Western Host San Francisco Partners with respect to that transfer was not solicited.

     Each of the management agreements between Western Host and Westland could be canceled by Western Host at any time upon 30 days' notice.

     In connection with the settlement of shareholder litigation (see Item 3 of the Hotel Investors 10-K accompanying this Joint Proxy Statement), Messrs. Rothman and Young caused each of the Western Host Partnerships (other than Western Host Santa Maria Partners) to terminate Western Host's management obligations with respect to that partnership's hotel, indemnified the Corporation and Western Host against all claims that might be made against Western Host in connection with its status as a general partner of Western Host Santa Maria Partners, Western Host Pasadena Partners and Western Host San Francisco Partners or in connection with any fact or circumstance occurring since January 1, 1993 with respect to any of the Western Host Hotels, and delivered to the Corporation an irrevocable letter of credit in the amount of $800,000. If final settlement of the shareholder litigation is achieved within one year from the date the letter of credit was delivered to the Corporation, Western Host will agree to accept the termination of its management obligations with respect to the Western Host Hotels and will be entitled to draw on the letter of credit. If final settlement of the shareholder litigation is not consummated within the one-year period the letter of credit would be returned to Messrs. Rothman and Young, and the Corporation and Western Host would be free to pursue all claims, if any, they might have against Messrs. Young and Rothman and the Western Host Partnerships in connection with the termination of Western Host's management obligations. In addition, $120,000 of the management fees and all costs and amounts advanced to the partnerships which were payable to Western Host were paid in full settlement of such amounts due at December 31, 1993.

OTHER RELATIONSHIPS

     Sherwin L. Samuels, the Senior Vice President, General Counsel, Secretary and a Trustee of the Trust, is a partner through a professional corporation of the law firm of Sidley & Austin. Sidley & Austin provides legal services to the Trust, the Corporation and Western Host.

     For information with respect to the Share Purchase Agreements of Messrs. Henderson, Samuels, Jones and Ford see "Executive Compensation -- Share Purchase Agreements." For information with respect to the employment agreements of Messrs. Lapin, Mooney and Mallory see "Executive Compensation -- Employment Agreements."

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETINGS

     Stockholder proposals to be considered for inclusion in the proxy soliciting material for the 1995 Annual Meeting of Stockholders of the Corporation must be received by the Corporation not later than January 15, 1995.

     Shareholder proposals to be considered for inclusion in the proxy soliciting material for the 1995 Annual Meeting of Shareholders of the Trust must be received by the Trust not later than January 15, 1995.

     Pursuant to Section 4A of Article I and Section 13 of Article III of the Trustees' Regulations and Section 7 of Article II and Section 1A of Article III of the Corporation's Bylaws, a shareholder of the Trust or a stockholder of the Corporation who intends at an annual meeting of shareholders or stockholders to nominate one or more individuals for election at such meeting as a Trustee or Director, or to present to a meeting of shareholders or stockholders one or more other items of business, must notify the Trust or the Corporation of the same not more than 75 days nor less than 50 days before the date of the meeting (or, if less than 60 days' advance notice or prior public disclosure of the meeting date is provided, within 10 days after such notice is mailed or such prior public disclosure of the meeting date is provided, whichever occurs first). A copy of the Trustees' Regulations or the Corporation's Bylaws, as the case may be, which documents set forth the information that must be included in any such notice, will be furnished without charge to any owner of Paired Shares upon written or oral request made to Jayne C. Gordon, Shareholder Relations, Hotel Investors Trust, 11845 West Olympic Blvd., Suite 550, Los Angeles, California 90064, telephone number: (310) 575-3900 or Jayne C. Gordon, Shareholder Relations, Hotel Investors Corporation, 11845 West Olympic Blvd., Suite 560, Los Angeles, California 90064, telephone number: (310) 575-3900.

                              INDEPENDENT AUDITORS

     The separate and combined financial statements and related financial statement schedules of Hotel Investors Trust and Hotel Investors Corporation as of December 31, 1993 and 1992 and for each of the three years in the period ended December 31, 1993 incorporated by reference in this Joint Proxy Statement have been audited by Deloitte & Touche, independent auditors, as stated in their reports which are incorporated by reference herein. The financial statements for the Doubletree Club Hotel of Rancho Bernardo as of December 31, 1993 and for the year ended December 31, 1993 included in this Joint Proxy Statement have been audited by Deloitte & Touche, independent auditors, as stated in their report which is included in this Joint Proxy Statement.

     The financial statements for Starwood Wichita Investors, L.P., The French Quarter Square Limited and Capitol Hill Holdings, Inc. as of December 31, 1993 and for the year ended December 31, 1993 included in the Joint Proxy Statement have been audited by Price Waterhouse LLP, independent auditors, as stated in their reports which are included in this Joint Proxy Statement.

     The name "Hotel Investors Trust" is the designation of Hotel Investors Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with Hotel Investors Trust must look solely to Hotel Investors Trust's property for the enforcement of any claims against Hotel Investors Trust, as the Trustees, officers, agents and security holders of Hotel Investors Trust assume no personal obligations of Hotel Investors Trust, and their respective properties shall not be subject to claims of any person relating to such obligation.

                                          By Order of the Board of Trustees
                                          HOTEL INVESTORS TRUST

                                          SHERWIN L. SAMUELS
                                          ----------------------------------
November 11, 1994                         Sherwin L. Samuels
                                            Secretary

                                          By Order of the Board of Directors
                                          HOTEL INVESTORS CORPORATION

                                          KEVIN E. MALLORY
                                          ----------------------------------
November 11, 1994                         Kevin E. Mallory
                                            Executive Vice President

                         INDEX TO FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
STARWOOD LODGING TRUST AND STARWOOD LODGING
  CORPORATION -- PRO FORMA (UNAUDITED)
Pro Forma Separate and Combined Balance Sheets as of June 30, 1994....................   F-2
Pro Forma Separate and Combined Statements of Operations for the six months ended
  June 30, 1994.......................................................................   F-5
Pro Forma Separate and Combined Statements of Operations for the year ended
  December 31, 1993...................................................................   F-7

SLT REALTY L.P. AND SLC OPERATING L.P. -- PRO FORMA (UNAUDITED)
Pro Forma Separate and Combined Balance Sheets as of June 30, 1994....................   F-9
Pro Forma Separate and Combined Statements of Operations for the six months ended
  June 30, 1994.......................................................................  F-14
Pro Forma Separate and Combined Statements of Operations for the year ended
  December 31, 1993...................................................................  F-16

STARWOOD WICHITA INVESTORS, L.P.
Report of Independent Accountants.....................................................  F-18
Balance Sheets as of December 31, 1993 and June 30, 1994..............................  F-20
Statement of Operations...............................................................  F-21
Statement of Changes in Partners' Capital.............................................  F-22
Statement of Cash Flows...............................................................  F-23
Notes to Financial Statements.........................................................  F-24

THE FRENCH QUARTER SQUARE LIMITED
Report of Independent Accountants.....................................................  F-28
Schedule of Operating Revenue and Certain Expenses....................................  F-29
Notes to Schedules of Operating Revenue and Certain Expenses..........................  F-30

CAPITOL HILL HOLDINGS, INC.
Statements of Operations and Retained Earnings (Deficit)..............................  F-32
Balance Sheets as of December 31, 1993 and June 30, 1994..............................  F-33
Statements of Cash Flows..............................................................  F-34
Notes to Financial Statements.........................................................  F-35

DOUBLETREE CLUB HOTEL OF RANCHO BERNARDO
Independent Auditors' Report..........................................................  F-37
Balance Sheets as of June 30, 1994 and December 31, 1993..............................  F-38
Statements of Operations and Owners' Equity...........................................  F-39
Statements of Cash Flows..............................................................  F-40
Notes to Financial Statements.........................................................  F-41

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                 PRO FORMA SEPARATE AND COMBINED BALANCE SHEETS

                                 JUNE 30, 1994
                                  (UNAUDITED)

     The following unaudited Pro Forma Separate and Combined Balance Sheets are presented as if the Reorganization in which the Trust and Corporation will contribute substantially all of their assets (subject to substantially all of their liabilities) in exchange for 28.3% general partnership interests in SLT Realty L.P. and SLC Operating L.P. (the "Partnerships") and Starwood will contribute cash and other assets, subject to certain liabilities, in exchange for 71.7% limited partnership interests in the Partnerships had occurred on June 30, 1994.

     The unaudited Pro Forma Combined Balance Sheets should be read in conjunction with the Separate and Combined Historical Financial Statements of Hotel Investors Trust and Hotel Investors Corporation and Notes thereto which are incorporated herein by reference. In management's opinion, all adjustments necessary to reflect the effects of the Reorganizations have been made.

     The unaudited Pro Forma Combined Balance Sheets are not necessarily indicative of what the actual financial position of the Companies would have been at June 30, 1994, nor does it purport to represent the future financial position of the Companies.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

            UNAUDITED SEPARATE AND COMBINED PRO FORMA BALANCE SHEETS
                                 JUNE 30, 1994

                                                                             PRO FORMA
                                         HOTEL                               STARWOOD          HOTEL
                                       INVESTORS        PRO FORMA             LODGING        INVESTORS        PRO FORMA
                                         TRUST         ADJUSTMENTS             TRUST        CORPORATION      ADJUSTMENTS
                                      --------------------------------------------------    -----------------------------
                                          (A)              (B)                  (C)             (D)              (E)
ASSETS
Investment in Partnership...........  $               $   8,025,000 (F)    $   8,025,000    $               $   3,260,000 (F)
                                      ------------    -------------        -------------    ------------    -------------
Hotel assets held for sale, net.....    12,678,000      (12,678,000)                             932,000         (932,000)
Hotel assets, net...................   112,387,000     (112,387,000)                          35,287,000      (35,287,000)
                                      ------------    -------------        -------------    ------------    -------------
                                       125,065,000     (125,065,000)                          36,219,000      (36,219,000)
Mortgage notes receivable, net......    10,791,000      (10,791,000)
Investment in joint venture hotel
  properties........................       293,000         (293,000)                              11,000          (11,000)
                                      ------------    -------------        -------------    ------------    -------------
        Total real estate
          investments...............   136,149,000     (128,124,000)           8,025,000      36,230,000      (32,970,000)
                                      ------------    -------------        -------------    ------------    -------------
Cash and cash equivalents...........     1,468,000       (1,468,000)                           6,687,000       (6,687,000)
Accounts receivable.................       702,000         (702,000)             845,000       4,996,000       (4,996,000)
                                                            845,000 (F)                                           845,000 (F)
Notes receivable -- Corporation.....    89,535,000      (89,535,000)
Notes receivable, net...............     1,016,000       (1,016,000)                             651,000         (651,000)
Prepaid expenses and other assets...       709,000         (709,000)                           3,736,000       (3,736,000)
                                      ------------    -------------        -------------    ------------    -------------
                                      $229,579,000    $(220,709,000)       $   8,870,000    $ 52,300,000    $ (48,195,000)
                                      ============    =============        =============    ============    =============
LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)
LIABILITIES
Secured notes payable & revolving
  line of credit....................  $127,397,000    $(127,397,000)       $                $               $
Mortgage and other notes payable....    27,144,000      (27,144,000)                          14,133,000      (14,133,000)
Notes payable -- Trust..............                                                          89,535,000      (89,535,000)
Accounts payable and other
  liabilities.......................     2,688,000       (2,688,000)             845,000       7,047,000       (7,047,000)
                                                            845,000 (F)                                           845,000 (F)
                                      ------------    -------------        -------------    ------------    -------------
                                       157,229,000     (156,384,000)             845,000     110,715,000     (109,870,000)
                                      ------------    -------------        -------------    ------------    -------------
Commitment and contingencies(H)
SHAREHOLDERS' EQUITY (DEFICIT)
Trust shares of beneficial interest
  (pro forma), $0.01 par value;
  authorized 100,000,000 shares;
  outstanding 1,733,278 shares......    12,133,000      (12,116,000) (G)          17,000
Corporation common stock (pro
  forma), $0.01 par value;
  authorized 100,000,000 shares;
  outstanding 1,733,278 shares......                                                           1,213,000       (1,196,000)(G)
Additional paid-in capital..........   204,640,000       12,116,000 (G)      216,756,000       5,857,000        1,196,000 (G)
Share purchase notes................      (280,000)                             (280,000)
Accumulated deficit.................  (144,143,000)     (63,000,000)(B)     (208,468,000)    (65,485,000)      63,000,000 (E)
                                                         (1,325,000)(F)                                        (1,325,000)(F)
                                      ------------    -------------        -------------    ------------    -------------
                                        72,350,000      (64,325,000)           8,025,000     (58,415,000)      61,675,000
                                      ------------    -------------        -------------    ------------    -------------
                                      $229,579,000    $(220,709,000)       $   8,870,000    $ 52,300,000    $ (48,195,000)
                                      ============    =============        =============    ============    =============

                                       PRO FORMA       HISTORICAL       PRO FORMA
                                       STARWOOD          HOTEL          STARWOOD
                                        LODGING        INVESTORS         LODGING
                                      CORPORATION      COMBINED         COMBINED
                                      -----------    -------------    -------------
ASSETS
Investment in Partnership...........  $ 3,260,000    $                $  11,285,000
                                      -----------    -------------    -------------
Hotel assets held for sale, net.....                    13,610,000
Hotel assets, net...................                   147,674,000
                                      -----------    -------------    -------------
                                                       161,284,000
Mortgage notes receivable, net......                    10,791,000
Investment in joint venture hotel
  properties........................                       304,000
                                      -----------    -------------    -------------
        Total real estate
          investments...............    3,260,000      172,379,000       11,285,000
                                      -----------    -------------    -------------
Cash and cash equivalents...........                     8,155,000
Accounts receivable.................      845,000        5,698,000        1,690,000
Notes receivable -- Corporation.....
Notes receivable, net...............                     1,667,000
Prepaid expenses and other assets...                     4,445,000
                                      -----------    -------------    -------------
                                      $ 4,105,000    $ 192,344,000    $  12,975,000
                                      ===========    =============    =============
LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)
LIABILITIES
Secured notes payable & revolving
  line of credit....................  $              $ 127,397,000    $
Mortgage and other notes payable....                    41,277,000
Notes payable -- Trust..............
Accounts payable and other
  liabilities.......................      845,000        9,735,000        1,690,000
                                      -----------    -------------    -------------
                                          845,000      178,409,000        1,690,000
                                      -----------    -------------    -------------
Commitment and contingencies(H)
SHAREHOLDERS' EQUITY (DEFICIT)
Trust shares of beneficial interest
  (pro forma), $0.01 par value;
  authorized 100,000,000 shares;
  outstanding 1,733,278 shares......                    12,133,000           17,000
Corporation common stock (pro
  forma), $0.01 par value;
  authorized 100,000,000 shares;
  outstanding 1,733,278 shares......       17,000        1,213,000           17,000
Additional paid-in capital..........    7,053,000      210,497,000      223,809,000
Share purchase notes................                      (280,000)        (280,000)
Accumulated deficit.................   (3,810,000)    (209,628,000)    (212,278,000)
                                      -----------    -------------    -------------
                                        3,260,000       13,935,000       11,285,000
                                      -----------    -------------    -------------
                                      $ 4,105,000    $ 192,344,000    $  12,975,000
                                      ===========    =============    =============

 The accompanying notes are an integral part of the pro forma combined balance sheets.

- ---------------

(A) Reflects the historical balance sheet of Hotel Investors Trust as of June 30, 1994.

(B) Reflects the contribution at historical cost of the assets and liabilities of the Trust to SLT Realty L.P. and the related investment and the forgiveness of approximately $63,000,000 of indebtedness of Hotel Investors Corporation to Hotel Investors Trust.

(C) The Trust and the Corporation are the general partner and managing general partner of the Realty Partnership and the Operating Partnership, respectively. As a condition to the Reorganization, Starwood will have the right to nominate a majority of the respective Board members of the Trust and the Corporation upon the Reorganization. Neither the Trust nor the Corporation is considered to have unilateral control of the Realty Partnership or the Operating Partnership for accounting purposes. Therefore, Starwood Lodging Trust and Starwood Lodging Corporation will account for their respective investments in the Realty Partnership and the Operating Partnership under the equity method of accounting in accordance with generally accepted accounting principles.

(D) Reflects the historical balance sheet of Hotel Investors Corporation as of June 30, 1994.

(E) Reflects the contribution at historical cost of the assets and liabilities of the Corporation to the SLC Operating L.P. and the related investment and the forgiveness of approximately $63,000,000 of indebtedness by Hotel Investors Trust.

(F) Starwood has received an assignment of certain claims (the "Assigned Claims") of Leonard M. Ross and his affiliates ("Ross"). Ross had opted out of the settlement by the Trust and the Corporation of certain shareholder litigation described in Item 3 of the Hotel Investors 10-K accompanying this Joint Proxy Statement. Virtually all other shareholders of the Trust and the Corporation were bound by such settlement. In addition to preserving his rights to institute an action against the Companies and the other defendants with respect to the matters covered by such settlement, Ross had threatened to separately institute such an action and had threatened to assert other alleged causes of action against the Companies. Starwood has agreed to purchase Ross' Paired Shares, at Ross' election, in a 60-day period beginning on the earlier of the year after the consummation of the Reorganization or December 15, 1995, at a price of $39.375 (as adjusted for an assumed 1-for-7 Reverse Split) per Paired Share. Starwood may also elect to purchase such Paired Shares at the same time and on the same terms. During the third quarter of 1994, the Trust and the Corporation will record a charge to income (which charge is not reflected in the accompanying pro forma statement of operations) of $1,325,000 and $1,325,000, respectively, the estimated fair market value of the agreement, as determined by an investment banker using an option pricing model.

    If the Reorganization is consummated and the Trust and the Corporation receive, prior to December 15, 1995, a full release from Starwood for the Assigned Claims, the Trust and the Corporation will indemnify Starwood against any liabilities incurred under the Assignment Agreement up to a maximum of $1,800,000. If the Reorganization is consummated, Starwood has agreed that any recovery with respect to the Assigned Claims will be limited to $1,800,000 and the Trust and the Corporation have agreed to toll the expiration of the limitations period in respect of the Assigned Claims until January 31, 1996.

    The estimated fair value of the Assignment Agreement has been charged to accumulated deficit with a corresponding reduction in the investment in partnership in the pro forma balance sheet, as the Assigned Claims were asserted against the Trust and the Corporation. In addition, a liability has been established for the present value of the expected indemnification for $845,000 for both the Trust and the Corporation. The Realty Partnership and the Operating Partnership will reimburse the Trust and the Corporation, respectively, for all amounts paid in respect of such indemnification obligation. Therefore, the Partnership's pro forma balance sheets each reflect a liability of $845,000 to reimburse the Trust and the Corporation, with a corresponding charge to Partners capital. To the extent that the amount of the ultimate indemnification, if any, is less than $1,800,000 the difference will be reflected in the income of the respective Partnerships.

(G) Reflects a one for seven reverse stock split in connection with the Reorganization and revision of the par value of authorized shares.

(H) Upon consummation of the Reorganization, Starwood will receive notes issued by the Partnerships which would be payable only if the Trust and the Corporation consummate a public offering of Paired Shares within 18 months following the consummation of the Reorganization, which offering results in the receipt by the Trust and the Corporation of gross proceeds of not less than $150 million. The amount payable under such notes shall be equal to three fourths of one percent (.75%) of the sum of the total market value of all Paired Shares (assuming conversion of all units) upon consummation of such offering and the principal amount of indebtedness of the Partnerships at such time. Such notes are not included in the pro forma financial statements as they are contingent upon the consummation of a public offering at a future date.

                             STARWOOD LODGING TRUST AND
                            STARWOOD LODGING CORPORATION

              PRO FORMA SEPARATE AND COMBINED STATEMENTS OF OPERATIONS

     FOR THE SIX MONTHS ENDED JUNE 30, 1994 AND THE YEAR ENDED DECEMBER 31, 1993
                                     (UNAUDITED)

     The following unaudited Pro Forma Separate and Combined Statements of Operations are presented as if the Reorganization in which the Trust and Corporation will contribute substantially all of their assets (subject to substantially all of their liabilities) in exchange for 28.3% general partnership interests in SLT Realty L.P. and SLC Operating L.P. (the "Partnerships") and Starwood will contribute cash and other assets, subject to certain liabilities, in exchange for 71.7% limited partnership interests in the Partnerships had occurred on January 1, 1993.

     The unaudited Pro Forma Combined Statements of Operations should be read in conjunction with the Combined Historical Financial Statements of Hotel Investors Trust and Hotel Investors Corporation and Notes thereto which are incorporated herein by reference. In management's opinion, all adjustments necessary to reflect the effects of the Reorganizations have been made.

     The unaudited Pro Forma Statements of Operations are not necessarily indicative of what actual results of operations of the Companies would have been assuming the Reorganizations had occurred on January 1, 1993, nor do they purport to represent the Companies' results of operations for future periods.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

       UNAUDITED SEPARATE AND COMBINED PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994

                                                                                    PRO FORMA
                                                          HOTEL                      STARWOOD       HOTEL
                                                        INVESTORS     PRO FORMA      LODGING      INVESTORS     PRO FORMA
                                                          TRUST      ADJUSTMENTS      TRUST      CORPORATION   ADJUSTMENTS
                                                       -------------------------------------     --------------------------
                                                            (A)           (B)                        (C)           (D)
REVENUE
Income from investment in Partnership................. $             $  1,052,000   $1,052,000   $             $      7,000
Hotel.................................................                                            41,894,000    (41,894,000)
Gaming................................................                                            14,313,000    (14,313,000)
Rents from Corporation................................   8,456,000     (8,456,000)
Interest from Corporation.............................     841,000       (841,000)
Interest from mortgage and other notes................     738,000       (738,000)                    24,000        (24,000)
Rents from other leased hotel properties..............     463,000       (463,000)
Management fees and other income......................     119,000       (119,000)                   189,000       (189,000)
Gain on sale of hotel assets..........................     579,000       (579,000)                    13,000        (13,000)
                                                       -----------   ------------   ----------   -----------   ------------
                                                        11,196,000    (10,144,000)   1,052,000    56,433,000    (56,426,000)
                                                       -----------   ------------   ----------   -----------   ------------

EXPENSES
Hotel operations......................................                                            31,124,000    (31,124,000)
Gaming operations.....................................                                            12,159,000    (12,159,000)
Rent -- Trust.........................................                                             8,456,000     (8,456,000)
Interest -- Trust.....................................                                               841,000       (841,000)
Interest -- other.....................................   7,775,000     (7,775,000)                   683,000       (683,000)
Depreciation and amortization.........................   2,565,000     (2,565,000)                 1,448,000     (1,448,000)
Administrative and operating..........................     722,000       (722,000)                 1,258,000     (1,258,000)
                                                       -----------   ------------   ----------   -----------   ------------
                                                        11,062,000    (11,062,000)                55,969,000    (55,969,000)
                                                       -----------   ------------   ----------   -----------   ------------
        NET INCOME (LOSS)............................. $   134,000   $    918,000   $1,052,000   $   464,000   $   (457,000)
                                                       ===========   ============   ==========   ===========   ============
        NET INCOME (LOSS)
          PER SHARE(E)................................ $      0.07                  $    0.57    $      0.25
                                                       ===========                  ==========   ===========

                                                        PRO FORMA      HISTORICAL         PRO FORMA
                                                        STARWOOD          HOTEL           STARWOOD
                                                         LODGING        INVESTORS         LODGING
                                                       CORPORATION      COMBINED          COMBINED
                                                       -----------     ----------       -----------
                                                          (A)              (B)              (C)
REVENUE
Income from investment in Partnership.................   $7,000        $                 $1,059,000
Hotel.................................................                  41,894,000
Gaming................................................                  14,313,000
Rents from Corporation................................
Interest from Corporation.............................
Interest from mortgage and other notes................                     762,000
Rents from other leased hotel properties..............                     463,000
Management fees and other income......................                     308,000
Gain on sale of hotel assets..........................                     592,000
                                                         ------        -----------       ----------
                                                          7,000         58,332,000        1,059,000
                                                         ------        -----------       ----------
EXPENSES
Hotel operations......................................                  31,124,000
Gaming operations.....................................                  12,159,000
Rent -- Trust.........................................
Interest -- Trust.....................................
Interest -- other.....................................                   8,458,000
Depreciation and amortization.........................                   4,013,000
Administrative and operating..........................                   1,980,000
                                                         ------        -----------       ----------
                                                                        57,734,000
                                                         ------        -----------       ----------
        NET INCOME (LOSS).............................   $7,000        $   598,000       $1,059,000
                                                         ======        ===========       ==========
        NET INCOME (LOSS)
          PER SHARE(E)................................   $ 0.00        $      0.32       $    0.58
                                                         ======        ===========       =========

   The accompanying notes are an integral part of the pro forma separate and combined statements of operations.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

       UNAUDITED SEPARATE AND COMBINED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                                                                          PRO FORMA
                                                                HOTEL                     STARWOOD       HOTEL
                                                              INVESTORS     PRO FORMA      LODGING     INVESTORS       PRO FORMA
                                                                TRUST      ADJUSTMENTS      TRUST     CORPORATION     ADJUSTMENTS
                                                             -------------------------------------    ---------------------------
                                                                  (A)            (B)                       (C)             (D)
REVENUE
Income (loss) from investment in Operating Partnership.....  $             $    795,000    $795,000   $              $  (1,144,000)
Hotel......................................................                                             86,903,000     (86,903,000)
Gaming.....................................................                                             27,505,000     (27,505,000)
Rents from Corporation.....................................   16,481,000    (16,481,000)
Interest from Corporation..................................    1,534,000     (1,534,000)
Interest from mortgage and other notes.....................    1,288,000     (1,288,000)                   124,000        (124,000)
Rents from other leased hotel properties...................      839,000       (839,000)
Management fees and other income...........................      253,000       (253,000)                   222,000        (222,000)
Gain (loss) on sales of hotel assets.......................      (53,000)        53,000                     74,000         (74,000)
                                                             -----------   ------------    --------   ------------   -------------
                                                              20,342,000    (19,547,000)    795,000    114,828,000    (115,972,000)
                                                             -----------   ------------    --------   ------------   -------------

EXPENSES
Hotel operations...........................................                                             68,132,000     (68,132,000)
Gaming operations..........................................                                             24,055,000     (24,055,000)
Rent -- Trust..............................................                                             16,481,000     (16,481,000)
Interest -- Trust..........................................                                              1,534,000      (1,534,000)
Interest -- other..........................................   14,020,000    (14,020,000)                 1,167,000      (1,167,000)
Depreciation and amortization..............................    5,630,000     (5,630,000)                 3,602,000      (3,602,000)
Administrative and operating...............................    2,212,000     (2,212,000)                 3,000,000      (3,000,000)
Provision for losses.......................................    2,369,000     (2,369,000)
                                                             -----------   ------------    --------   ------------   -------------
                                                              24,231,000    (24,231,000)               117,971,000    (117,971,000)
                                                             -----------   ------------    --------   ------------   -------------
        NET INCOME (LOSS)..................................  $(3,889,000)  $  4,684,000    $795,000   $ (3,143,000)  $   1,999,000
                                                             ===========   ============    ========   ============   =============
        NET INCOME (LOSS) PER SHARE(E).....................  $     (2.24)                  $   0.43   $      (1.81)
                                                             ===========                   ========   ============

                                                              PRO FORMA     HISTORICAL    PRO FORMA
                                                              STARWOOD        HOTEL       STARWOOD
                                                               LODGING      INVESTORS      LODGING
                                                             CORPORATION     COMBINED     COMBINED
                                                             -----------   -----------    ---------
REVENUE
Income (loss) from investment in Operating Partnership.....  $(1,144,000)  $              $(349,000)
Hotel......................................................                  86,903,000
Gaming.....................................................                  27,505,000
Rents from Corporation.....................................
Interest from Corporation..................................
Interest from mortgage and other notes.....................                   1,412,000
Rents from other leased hotel properties...................                     839,000
Management fees and other income...........................                     475,000
Gain (loss) on sales of hotel assets.......................                      21,000
                                                             -----------   ------------   ---------
                                                              (1,144,000)   117,155,000    (349,000)
                                                             -----------   ------------   ---------
EXPENSES
Hotel operations...........................................                  68,132,000
Gaming operations..........................................                  24,055,000
Rent -- Trust..............................................
Interest -- Trust..........................................
Interest -- other..........................................                  15,187,000
Depreciation and amortization..............................                   9,232,000
Administrative and operating...............................                   5,212,000
Provision for losses.......................................                   2,369,000
                                                             -----------   ------------   ---------
                                                                            124,187,000
                                                             -----------   ------------   ---------
        NET INCOME (LOSS)..................................  $(1,144,000)  $ (7,032,000)  $(349,000)
                                                             ===========   ============   =========
        NET INCOME (LOSS) PER SHARE(E).....................  $     (0.66)  $     (4.06)   $   (0.20)
                                                             ===========   ===========    =========

   The accompanying notes are an integral part of the pro forma separate and combined statements of operations.

- ---------------

(A) Reflects the historical statements of operations of Hotel Investors Trust for the six months ended June 30, 1994 and the year ended December 31, 1993.

(B) Reflects the elimination of the revenues and expenses of the Trust recorded in SLT Realty L.P. and the recognition of the related investment income
    (loss).

(C) Reflects the historical statements of operations of Hotel Investors Corporation for the six months ended June 30, 1994 and the year ended December 31, 1993.

(D) Reflects the elimination of the revenues and expenses of the Corporation recorded in the SLC Operating L.P. and the recognition of the related investment income (loss).

(E) Net income (loss) per share has been computed using the weighted average number of common and common equivalent shares outstanding which, for periods with net income, includes the dilutive effect of stock options and warrants outstanding. Weighted average shares outstanding have been adjusted to give effect to an assumed 1-for-7 reverse stock split in connection with the Reorganization and the cancellation of certain warrants.

(F) Starwood has received an assignment of certain claims (the "Assigned Claims") of Leonard M. Ross and his affiliates ("Ross"). Ross had opted out of the settlement by the Trust and the Corporation of certain shareholder litigation described in Item 3 of the Hotel Investors 10-K accompanying this Joint Proxy Statement. Virtually all other shareholders of the Trust and the Corporation were bound by such settlement. In addition to preserving his rights to institute an action against the Companies and the other defendants with respect to the matters covered by such settlement, Ross had threatened to separately institute such an action and had threatened to assert other alleged causes of action against the Companies.

    Starwood has agreed to purchase Ross' Paired Shares, at Ross' election, in a 60-day period beginning on the earlier of the year after the consummation of the Reorganization or December 15, 1995, at a price of $39.375 (as adjusted for an assumed 1-for-7 Reverse Split) per Paired Share. Starwood may also elect to purchase such Paired Shares at the same time and on the same terms. During the third quarter of 1994, the Trust and the Corporation will record a charge to income (which charge is not reflected in the accompanying pro forma statements of operations) of $1,325,000 and $1,325,000, respectively, the estimated fair market value of the agreement, as determined by an investment banker using an option pricing model.

    If the Reorganization is consummated and the Trust and the Corporation receive, prior to December 15, 1995, a full release from Starwood for the Assigned Claims, the Trust and the Corporation will indemnify Starwood against any liabilities incurred under the Assignment Agreement up to a maximum of $1,800,000. If the Reorganization is consummated, Starwood agreed that any recovery with respect to the Assigned Claims will be limited to $1,800,000 and, the Trust and the Corporation have agreed to toll the expiration of the limitation period in respect of the Assigned Claims until January 31, 1996.

    The estimated fair value of the Assignment Agreement has been charged to accumulated deficit with a corresponding reduction in the investment in partnership in the pro forma balance sheet, as the Assigned Claims were asserted against the Trust and the Corporation. In addition, a liability has been established for the present value of the expected indemnification for $845,000 for both the Trust and the Corporation. The Realty Partnership and the Operating Partnership will reimburse the Trust and the Corporation, respectively, for all amounts paid in respect of such indemnification obligation. Therefore, the Partnership's pro forma balance sheets each reflect a liability of $845,000 to reimburse the Trust and the Corporation, with a corresponding charge to Partners capital. To the extent that the amount of the ultimate indemnification, if any, is less than $1,800,000, the difference will be reflected in the income of the respective Partnerships.

                       SLT REALTY L.P. AND SLC OPERATING L.P.

                   PRO FORMA SEPARATE AND COMBINED BALANCE SHEETS

                                    JUNE 30, 1994
                                     (UNAUDITED)

     The following unaudited Pro Forma Separate and Combined Balance Sheets are presented as if the Reorganizations in which the Trust and Corporation will contribute substantially all of their assets (subject to substantially all of their liabilities) in exchange for 28.3% general partnership interests in SLT Realty L.P. and SLC Operating L.P. (the "Partnerships") and Starwood will contribute cash and other assets, subject to certain liabilities, in exchange for 71.7% limited partnership interests in the Partnerships had occurred on June 30, 1994.

     The unaudited Pro Forma Combined Balance Sheets should be read in conjunction with the Separate and Combined Historical Financial Statements of Hotel Investors Trust and Hotel Investors Corporation and Notes thereto which are incorporated herein by reference. In management's opinion, all adjustments necessary to reflect the effects of the Reorganizations have been made.

     The unaudited Pro Forma Combined Balance Sheets are not necessarily indicative of what the actual financial position of the Partnerships would have been at June 30, 1994, nor does it purport to represent the future financial position of the Partnerships.

                       SLT REALTY LP AND SLC OPERATING LP

            UNAUDITED SEPARATE AND COMBINED PRO FORMA BALANCE SHEETS
                                 JUNE 30, 1994

                                         HOTEL                                          PRO FORMA        HOTEL
                                       INVESTORS                    PRO FORMA           SLT REALTY     INVESTORS
                                         TRUST        STARWOOD     ADJUSTMENTS         PARTNERSHIP    CORPORATION     STARWOOD
                                     --------------------------------------------------------------   -------------------------
                                          (A)            (B)           (C)                 (D)            (B)           (C)
ASSETS
Hotel assets held for sale, net..... $  12,678,000   $             $                   $ 12,678,000   $    932,000   $
Hotel assets, net...................   112,387,000    29,503,000                        141,890,000     35,287,000    5,612,000
                                     -------------   -----------   ------------        ------------   ------------   ----------
                                       125,065,000    29,503,000                        154,568,000     36,219,000    5,612,000
Mortgage notes receivable, net......    10,791,000    48,837,000                         59,628,000
Investment in joint venture hotel
 properties.........................       293,000                                          293,000         11,000
                                     -------------   -----------   ------------        ------------   ------------   ----------
 Total real estate investments......   136,149,000    78,340,000                        214,489,000     36,230,000    5,612,000
Cash and cash equivalents...........     1,468,000     4,195,000     (2,000,000)(E)       3,663,000      6,687,000      805,000
Accounts receivable.................       702,000                                          702,000      4,996,000
Notes receivable -- Corporation.....    89,535,000                  (63,000,000)(F)      26,535,000
Notes receivable, net...............     1,016,000                                        1,016,000        651,000
Prepaid expenses and other assets...       709,000                    2,000,000 (E)       2,709,000      3,736,000
                                     -------------   -----------   ------------        ------------   ------------   ----------
                                     $ 229,579,000   $82,535,000   $(63,000,000)       $249,114,000   $ 52,300,000   $6,417,000
                                     ==============  ============  =============       =============  =============  ===========
LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)
LIABILITIES
Secured notes payable & revolving
 line of credit..................... $ 127,397,000   $             $ (6,000,000)(G)    $121,397,000   $              $
Mortgage and other notes payable....    27,144,000    50,259,000                         77,403,000     14,133,000
Notes payable -- Trust..............                                                                    89,535,000
Accounts payable and other
 liabilities........................     2,688,000                      845,000 (I)       3,533,000      7,047,000
                                     -------------   -----------   ------------        ------------   ------------   ----------
                                       157,229,000    50,259,000     (5,155,000)        202,333,000    110,715,000
                                     -------------   -----------   ------------        ------------   ------------   ----------
Commitments and contingencies(J)
PARTNERS' CAPITAL...................                  32,276,000      9,350,000 (H)      46,781,000                   6,417,000
                                                                      6,000,000 (G)
                                                                       (845,000)(I)
                                                     -----------   ------------        ------------                  ----------
                                                      32,276,000     14,505,000          46,781,000                   6,417,000
                                                     -----------   ------------        ------------                  ----------
SHAREHOLDERS' EQUITY (DEFICIT)
Trust shares of beneficial interest,
 $0.01 par value, authorized
 110,000,000 shares; outstanding
 12,729,278 shares.................. $  12,133,000                  (12,133,000)(H)
Corporation common stock, $0.01 par
 value, authorized 100,000,000
 shares; outstanding 12,729,278
 shares.............................                                                                     1,213,000
Additional paid-in capital..........   204,640,000                 (204,640,000)(H)                      5,857,000
Share purchase notes................      (280,000)                     280,000 (H)
Accumulated deficit.................  (144,143,000)                 144,143,000 (H)(F)                  (65,485,000)
                                     -------------   -----------   ------------        ------------   ------------   ----------
                                        72,350,000                  (72,350,000)                       (58,415,000)
                                     -------------   -----------   ------------        ------------   ------------   ----------
                                     $ 229,579,000   $82,535,000   $(63,000,000)       $249,114,000   $ 52,300,000   $6,417,000
                                     ==============  ============  =============       =============  =============  ===========

                                                                                           HISTORICAL
                                                           PRO FORMA                         HOTEL           PRO FORMA
                                       PRO FORMA           OPERATING                       INVESTORS         SLT & SLC
                                      ADJUSTMENTS         PARTNERSHIP   ELIMINATIONS       COMBINED           COMBINED
                                      ------------        -----------   ------------     -------------      ------------
ASSETS
Hotel assets held for sale, net.....  $                   $   932,000                    $  13,610,000      $ 13,610,000
Hotel assets, net...................                       40,899,000                      147,674,000       182,789,000
                                      ------------        -----------                    -------------      ------------
                                                           41,831,000                      161,284,000       196,399,000
Mortgage notes receivable, net......                                                        10,791,000        59,628,000
Investment in joint venture hotel
 properties.........................                           11,000                          304,000           304,000
                                      ------------        -----------                    -------------      ------------
 Total real estate investments......                       41,842,000                      172,379,000       256,331,000
Cash and cash equivalents...........    (2,000,000)(E)      5,492,000                        8,155,000         9,155,000
Accounts receivable.................                        4,996,000                        5,698,000         5,698,000
Notes receivable -- Corporation.....                                    (26,535,000)
Notes receivable, net...............                          651,000                        1,667,000         1,667,000
Prepaid expenses and other assets...     2,000,000 (E)      5,736,000                        4,445,000         8,445,000
                                      ------------        -----------                    -------------      ------------
                                                          $58,717,000                    $ 192,344,000      $281,296,000
                                      ============        ===========                    =============      ============
LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)
LIABILITIES
Secured notes payable & revolving
 line of credit.....................  $                   $                              $ 127,397,000      $121,397,000
Mortgage and other notes payable....                       14,133,000                       41,277,000        91,536,000
Notes payable -- Trust..............   (63,000,000)(F)     26,535,000   (26,535,000)
Accounts payable and other
 liabilities........................       845,000 (I)      7,892,000                        9,735,000        11,425,000
                                      ------------        -----------                    -------------      ------------
                                       (62,155,000)        48,560,000                      178,409,000       224,358,000
                                      ------------        -----------                    -------------      ------------
Commitments and contingencies(J)
PARTNERS' CAPITAL...................     4,585,000 (H)     10,157,000                                         56,938,000
                                          (845,000)(I)

                                      ------------        -----------                                       ------------
                                         3,740,000         10,157,000                                         56,938,000
                                      ------------        -----------                                       ------------
SHAREHOLDERS' EQUITY (DEFICIT)
Trust shares of beneficial interest,
 $0.01 par value, authorized
 110,000,000 shares; outstanding
 12,729,278 shares..................                                                        12,133,000
Corporation common stock, $0.01 par
 value, authorized 100,000,000
 shares; outstanding 12,729,278
 shares.............................    (1,213,000)(H)                                       1,213,000
Additional paid-in capital..........    (5,857,000)(H)                                     210,497,000
Share purchase notes................                                                          (280,000)
Accumulated deficit.................    65,485,000 (H)(F)                                 (209,628,000)
                                      ------------        -----------                    -------------      ------------
                                        58,415,000                                          13,935,000
                                      ------------        -----------                    -------------      ------------
                                                          $58,717,000                    $ 192,344,000      $281,296,000
                                      ============        ===========                    =============      ============

   The accompanying notes are an integral part of the pro forma separate and combined balance sheets.

- ---------------

(A) Reflects the historical balance sheet of Hotel Investors Trust as of June 30, 1994.

(B) Reflects the historical cost of the assets (net of certain liabilities) contributed by Starwood. Starwood has acquired four hotel properties which will be contributed, as follows:

                                                       COST                         YEAR      NUMBER
          PROPERTY               LOCATION          BASIS(1)(3)     ENCUMBRANCE     BUILT     OF ROOMS
          --------               --------          -----------     -----------     -----     --------
     Capitol Hill
       Suites              Washington, D.C.         $ 8,610,000             --      1955       152
     French Quarters       Lexington, KY             12,400,000    $ 1,517,000      1989       155
       Suites(2)
     Doubletree Hotel      Rancho Bernardo, CA        8,317,000      6,800,000      1987       209
     Harvey Wichita Inn    Wichita, KS                5,788,000      2,250,000      1969       259
                                                    -----------    -----------
                                                    $35,115,000    $10,567,000
                                                    ===========    ===========

     --------------------

     (1) $5,612,000 of costs related to the properties will be contributed to the Operating Partnership.

     (2) Includes 38,000 square feet of retail space and 12,000 square feet of office space. Budgeted capital expenditures for the twelve months following the consummation of the Reorganization are $306,000.

     (3) The allocation of the cost basis as determined based on estimated fair market value is as follows:

                                        CAPITOL HILL     FRENCH QUARTERS     DOUBLETREE     HARVEY WICHITA
                                        SUITES HOTEL         SUITES            HOTEL            HOTEL
                                        ------------     ---------------     ----------     --------------
    Land..............................    $2,000,000       $ 1,350,000       $1,500,000       $  341,000
    Building..........................     5,760,000         9,550,000        5,717,000        3,285,000
    Furniture, Fixtures & Equipment...       850,000         1,500,000        1,100,000        2,162,000
                                          ----------       -----------       ----------       ----------
    Total.............................    $8,610,000       $12,400,000       $8,317,000       $5,788,000
                                          ==========       ===========       ==========       ==========

     Hotel assets are depreciated using the straight line method over estimated lives of thirty-five years for buildings and improvements and five years for furniture, fixtures, and equipment.

     Subsequent to June 30, 1994, Starwood purchased from the Trust the Albany Holiday Inn, with a net book value of $5,200,000, for $6,000,000 in cash. The cash proceeds from the sale were used by the Trust to make a principal paydown on the Secured Notes Payable. In connection with the Reorganization, Starwood will contribute the property to SLT Realty LP. Because Starwood has the right to sell the hotel back to the Trust for the purchase price plus a 10% return on its investment, the transaction will be recorded as a financing. The pro forma balance sheets reflects the Trust as owning the Albany Holiday Inn.

     The mortgage notes receivable, acquired in 1993 at a discount, consist of the following:

     Three performing mortgage notes to affiliated borrowers collateralized by three full service hotels (aggregating 1,230 rooms) in the Dallas, Texas area. The mortgage notes, maturing on December 31, 2002, are cross-collateralized, are guaranteed by certain persons and have cost bases and outstanding principal balances at June 30, 1994 as follows:

                                                 OUTSTANDING
                                                  PRINCIPAL
                 COLLATERAL                        BALANCE       COST BASIS     REFERENCE
                 ----------                      -----------     -----------    ---------
            Harvey Hotel Addison                 $10,843,000     $ 7,345,000     (a)
            Harvey Hotel Bristol                  17,350,000      11,739,000     (b)
            Harvey Hotel DFW                      26,988,000      18,260,000     (c)
                                                 -----------     -----------
                                                 $55,181,000     $37,344,000
                                                 -----------     -----------
            Other Mortgage Notes:
            Atlantic City Quality Inn            $11,523,000     $ 4,185,000     (d)
            Secaucus, New Jersey Ramada           12,518,000       7,308,000     (d)
                                                 -----------     -----------
                                                 $79,222,000     $48,837,000
                                                 ===========     ===========

     --------------------

     (a) Represents a first mortgage note bearing interest at 8% (which was purchased at a discount which reflects a 16.1% effective rate) payable quarterly in arrears. The mortgage note is non-recourse, has a 15-year amortization period and a balloon payment at maturity.

     (b) Represents a first mortgage note bearing interest at 8% (which was purchased at a discount which reflects a 16.1% effective rate) payable quarterly in arrears. The mortgage note is non-recourse, has a 15-year amortization period and a balloon payment at maturity.

     (c) Represents a first mortgage note bearing interest at 8% (which was purchased at a discount which reflects a 16.1% effective rate) payable quarterly in arrears. The mortgage note is non-recourse, has a 15-year amortization period and a balloon payment at maturity.

         Aggregate operating revenues and expenses on the underlying assets of the notes were $21,976,000 and $15,631,000, respectively, for the six months ended June 30, 1994 and $40,023,000 and $30,449,000, respectively, for the year end December 31, 1993.

     (d) The mortgage notes bear interest at various rates (which were purchased at a discount, which reflects a 19.1% aggregate effective rate) and are payable monthly in arrears, except that for the months of November 1994 through April 1995, debt service of the Atlantic City Quality Inn shall accrue and be payable from excess cash flow. Commencing May 1, 1995 fixed payments of debt service shall be required to be resumed. The mortgages are non-recourse and mature between 1996 and 2010.

     (e) Aggregate principal payments due for total pro forma notes receivable for the years ended June 30 are $4,222,000 in 1995, $4,822,000 in 1996,
         $5,262,000 in 1997, $5,296,000 in 1998, $3,673,000 in 1999 and
         $36,353,000 thereafter.

     Notes payable consists of the following:

         (a) A $30,692,000 note issued in connection with the acquisition of the Harvey mortgage notes receivable under the terms of a Loan Agreement with a third party dated October 15, 1993. The note is nonrecourse and matures on January 31, 2003 and bears interest on a monthly basis at variable rates based on the London Interbank Offer Rate (LIBOR) Eurodollar rate plus 3%. The LIBOR rate at June 30, 1994 was 4.875%.

         (b) A $9,000,000 note relating to the other mortgage notes. The note bears interest at variable rates based on the LIBOR rate plus 4%. Interest is payable monthly in arrears and the note matures in 1995.

         (c) $8,317,000 cross defaulted and cross collateralized indebtedness relating to the acquisition of the DoubleTree Rancho Bernardo ($6,800,000), the French Quarters Suites ($1,517,000) and the Albany Holiday Inn. The note bears interest at variable rates based on the LIBOR rate plus 2.5%. Interest is payable monthly in arrears and the note matures in 1995.

         (d) A $2,250,000 construction loan funded in 1994 and used to renovate the Harvey Wichita Hotel bearing interest at 7.75% during the construction period. At the end of the construction period, the loan will be converted to a permanent financing with an annual interest rate of 7.5% fixed for a five year term, or prime + 1% adjusted annually with a ceiling of 10% and a maximum annual adjustment of 1%.

         (e) Aggregate principal payments due for total pro forma notes payable for the years ended June 30 are $9,672,000 in 1995, $26,580,000 in
             1996, $11,766,000 in 1997, $3,074,000 in 1998, $5,074,000 in 1999,
             and thereafter $35,370,000.

(C) The Trust and the Corporation are the general partner and managing general partner of the Realty Partnership and the Operating Partnership, respectively and as such will be liable for the obligations of the Realty Partnership and the Operating Partnership, respectively. As a condition to the Reorganization, Starwood will have the right to nominate a majority of the respective Board members of the Trust and the Corporation upon the Reorganization. Neither the Trust nor the Corporation is considered to have unilateral control of the Realty Partnership or the Operating Partnership for accounting purposes.

    Therefore, the assets and liabilities of SLT Realty Partnership and SLC Operating Partnership have been accounted for based on the historical costs of the contributed assets and liabilities of Hotel Investors Trust, Hotel Investors Corporation and Starwood Capital Group, L.P.

(D) Reflects the historical balance sheet of Hotel Investors Corporation as of June 30, 1994.

(E) Reflects the payment of organization costs related to the formation of the Realty Partnership.

(F) Reflects the forgiveness of intercompany debt.

(G) Reflects the advance related to the Albany Holiday Inn Hotel subsequently contributed by Starwood Capital Group, L.P. and the related payment of debt.

(H) Reflects the establishment of the Partners' capital accounts.

(I) Starwood has received an assignment of certain claims (the "Assigned Claims") of Leonard M. Ross and his affiliates ("Ross"). Ross had opted out of the settlement by the Trust and the Corporation of certain shareholder litigation described in Item 3 of the Hotel Investors 10-K accompanying this Joint Proxy Statement. Virtually all other shareholders of the Trust and the Corporation were bound by such settlement. In addition to preserving his rights to institute an action against the Companies and the other defendants with respect to the matters covered by such settlement, Ross had threatened to separately institute such an action and had threatened to assert other alleged causes of action against the Companies.

     Starwood has agreed to purchase Ross' Paired Shares, at Ross' election, in a 60-day period beginning on the earlier of the year after the consummation of the Reorganization or December 15, 1995, at a price of $39.375 (as adjusted for an assumed 1-for-7 Reverse Split) per Paired Share. Starwood may also elect to purchase such Paired Shares at the same time and on the same terms. During the third quarter of 1994, the Trust and the Corporation will record a charge to income (which charge is not reflected in the accompanying pro forma statements of operations) of $1,325,000 and $1,325,000, respectively, the estimated fair market value of the agreement, as determined by an investment banker using an option pricing model.

     If the Reorganization is consummated and the Trust and the Corporation receive, prior to December 15, 1995, a full release from Starwood for the Assigned Claims, the Trust and the Corporation will indemnify Starwood against any liabilities incurred under the Assignment Agreement up to a maximum of $1,800,000. If the Reorganization is consummated, Starwood agreed that any recovery with respect to the Assigned Claims will be limited to $1,800,000, and the Trust and the Corporation have agreed to toll the expiration of the limitations period in respect of the Assigned Claims until January 31, 1996.

     The estimated fair value of the Assignment Agreement has been charged to accumulated deficit with a corresponding reduction in the investment in partnership in the pro forma balance sheet, as the Assigned Claims were asserted against the Trust and the Corporation. In addition, a liability has been established for the present value of the expected indemnification for $845,000 for both the Trust and the Corporation. The Realty Partnership and the Operating Partnership will reimburse the Trust and the Corporation, respectively, for all amounts paid in respect of such indemnification obligation. Therefore, the Partnership's pro forma balance sheets each reflect a liability of $845,000 to reimburse the Trust and the Corporation, with a corresponding charge to Partners capital. To the extent that the amount of the ultimate indemnification, if any, is less than $1,800,000, the difference will be reflected in the income of the respective Partnerships.

(J) Upon consummation of the Reorganization, Starwood will receive notes issued by the Partnerships which would be payable only if the Trust and the Corporation consummate a public offering of Paired Shares within 18 months following the consummation of the Reorganization, which offering results in the receipt by the Trust and the Corporation of gross proceeds of not less than $150 million. The amount payable under such notes shall be equal to three fourths of one percent (.75%) of the sum of the total market value of all Paired Shares (assuming conversion of all units) upon consummation of such offering and the principal amount of indebtedness of the Partnerships at such time. Such notes are not included in the pro forma financial statements as they are contingent upon the consummation of a public offering at a future date.

                     SLT REALTY L.P. AND SLC OPERATING L.P.

            PRO FORMA SEPARATE AND COMBINED STATEMENTS OF OPERATIONS

  FOR THE SIX MONTHS ENDED JUNE 30, 1994 AND THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)

     The following unaudited Pro Forma Separate and Combined Statements of Operations are presented as if the Reorganization in which the Trust and Corporation will contribute substantially all of their assets (subject to substantially all of their liabilities) in exchange for 28.3% general partnership interests in SLT Realty L.P. and SLC Operating L.P. (the "Partnerships") and Starwood will contribute cash and other assets, subject to certain liabilities, in exchange for 71.7% limited partnership interests in the Partnerships had occurred on January 1, 1993.

     The unaudited Pro Forma Combined Statements of Operations should be read in conjunction with the Combined Historical Financial Statements of Hotel Investors Trust and Hotel Investors Corporation and Notes thereto which are incorporated herein by reference. In management's opinion, all adjustments necessary to reflect the effects of the Reorganizations have been made.

     The unaudited Pro Forma Statements of Operations are not necessarily indicative of what actual results of operations of the Partnerships would have been assuming the Reorganizations had occurred on January 1, 1993, nor do they purport to represent the Partnerships' results of operations for future periods.

                       SLT REALTY LP AND SLC OPERATING LP

       UNAUDITED SEPARATE AND COMBINED PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994

                                    HOTEL                                       PRO FORMA       HOTEL
                                  INVESTORS                   PRO FORMA         SLT REALTY     INVESTORS    PRO FORMA
                                    TRUST       STARWOOD     ADJUSTMENTS       PARTNERSHIP   CORPORATION   ADJUSTMENTS
                                 ---------------------------------------------------------   -------------------------
                                     (A)           (B)                                           (C)
REVENUE
Hotel...........................               $ 8,069,000   $(8,069,000)(D)                 $41,894,000   $8,069,000(D)
Gaming..........................                                                              14,313,000
Rents from Corporation.......... $ 8,456,000                   1,775,000 (E)   $10,231,000
Interest from Corporation.......     841,000                                       841,000
Interest from mortgage and
  other notes...................     738,000     4,050,000                       4,788,000        24,000
Rents from other leased hotel
  properties....................     463,000                                       463,000
Management fees and other
  income........................     119,000                                       119,000       189,000
Gain on sales of hotel assets...     579,000                                       579,000        13,000
                                 -----------   -----------   -----------       -----------   -----------   ----------
                                  11,196,000    12,119,000    (6,294,000)       17,021,000    56,433,000    8,069,000
                                 -----------   -----------   -----------       -----------   -----------   ----------
EXPENSES
Hotel operations................                 5,971,000    (5,971,000)(D)                  31,124,000    5,971,000(D)
Gaming operations...............                                                              12,159,000
Rent -- Trust...................                                                               8,456,000    1,775,000(E)
Interest -- Trust...............                                                                 841,000
Interest -- other...............   7,775,000     1,998,000      (308,000)(F)     9,465,000       683,000
Depreciation and amortization...   2,565,000       347,000       200,000 (G)     3,112,000     1,448,000      200,000(G)
                                                                                                              561,000(D)
Administrative and
  operating.....................     722,000                                       722,000     1,258,000
                                 -----------   -----------   -----------       -----------   -----------   ----------
                                  11,062,000     8,316,000    (6,079,000)       13,299,000    55,969,000    8,507,000
                                 -----------   -----------   -----------       -----------   -----------   ----------
        NET INCOME (LOSS)....... $   134,000   $ 3,803,000   $  (215,000)      $ 3,722,000   $   464,000   $ (438,000)
                                 ===========   ===========   ===========       ===========   ===========   ===========

                                   PRO FORMA
                                     SLC                      HISTORICAL   PRO FORMA
                                   OPERATING                   INVESTORS    SLT & SLC
                                  PARTNERSHIP  ELIMINATIONS    COMBINED     COMBINED
                                 ----------------------------------------------------
                                     (A)           (B)          (C)
REVENUE
Hotel........................... $49,963,000                 $41,894,000   $49,963,000
Gaming..........................  14,313,000                  14,313,000    14,313,000
Rents from Corporation..........               $(10,231,000)
Interest from Corporation.......                   (841,000)
Interest from mortgage and
  other notes...................      24,000                     762,000     4,812,000
Rents from other leased hotel
  properties....................                                 463,000       463,000
Management fees and other
  income........................     189,000                     308,000       308,000
Gain on sales of hotel assets...      13,000                     592,000       592,000
                                 -----------                 -----------   -----------
                                  64,502,000                  58,332,000    70,451,000
                                 -----------                 -----------   -----------
EXPENSES
Hotel operations................  37,095,000                  31,124,000    37,095,000
Gaming operations...............  12,159,000                  12,159,000    12,159,000
Rent -- Trust...................  10,231,000    (10,231,000)
Interest -- Trust...............     841,000       (841,000)
Interest -- other...............     683,000                   8,458,000    10,148,000
Depreciation and amortization...   2,209,000                   4,013,000     5,321,000

Administrative and
  operating.....................   1,258,000                   1,980,000     1,980,000
                                 -----------                 -----------   -----------
                                  64,476,000                  57,734,000    66,703,000
                                 -----------                 -----------   -----------
        NET INCOME (LOSS)....... $    26,000                 $   598,000   $ 3,748,000
                                 ===========                 ===========   ===========

   The accompanying notes are an integral part of the pro forma separate and combined statements of operations.

                       SLT REALTY LP AND SLC OPERATING LP
       UNAUDITED SEPARATE AND COMBINED PRO FORMA STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                    HOTEL                                       PRO FORMA         HOTEL
                                  INVESTORS                   PRO FORMA         SLT REALTY      INVESTORS     PRO FORMA
                                    TRUST       STARWOOD     ADJUSTMENTS        PARTNERSHIP    CORPORATION    ADJUSTMENTS
                                 -----------   -----------   ------------       ------------   ------------   -----------
                                     (A)           (B)                                             (C)
REVENUE
Hotel.....................                     $15,489,000   $(15,489,000)(D)    $             $ 86,903,000   $15,489,000(D)
Gaming....................                                                                       27,505,000
Rents from Corporation....       $16,481,000                    2,987,000 (E)     19,468,000
Interest from Corporation.         1,534,000                                       1,534,000
Interest from mortgage and
  other notes.............         1,288,000     8,190,000                         9,478,000        124,000
Rents from other leased
  hotel properties........           839,000                                         839,000
Management fees and other
  income..................           253,000                                         253,000        222,000
Gain (loss) on sales of
  hotel assets............           (53,000)                                        (53,000)        74,000
                                 -----------   -----------   -------------       -----------   ------------   -----------
                                  20,342,000    23,679,000     (12,502,000)       31,519,000    114,828,000    15,489,000
                                 -----------   -----------   -------------       -----------   ------------   -----------
EXPENSES
Hotel operations..........                      11,882,000     (11,882,000)(D)                   68,132,000    11,882,000(D)
Gaming operations.........                                                                       24,055,000
Rent -- Trust.............                                                                       16,481,000     2,987,000(E)
Interest -- Trust.........                                                                        1,534,000
Interest -- other.........        14,020,000     3,995,000        (615,000)(F)    17,400,000      1,167,000
Depreciation and
  amortization............         5,630,000       695,000         400,000 (G)     6,725,000      3,602,000       400,000(G)
                                                                                                                1,122,000(D)
Administrative and
  operating...............         2,212,000                                       2,212,000      3,000,000
Provision for losses......         2,369,000                                       2,369,000
                                 -----------   -----------   -------------       -----------   ------------   -----------
                                  24,231,000    16,572,000     (12,097,000)       28,706,000    117,971,000    16,391,000
                                 -----------   -----------   -------------       -----------   ------------   -----------
        NET INCOME (LOSS).       $(3,889,000)  $ 7,107,000   $    (405,000)      $ 2,813,000   $ (3,143,000)  $  (902,000)
                                 ===========   ===========   =============       ===========   ============   ===========





                             PRO FORMA
                                SLC                       HISTORICAL      PRO FORMA
                             OPERATING                    INVESTORS       SLT & SLC
                            PARTNERSHIP    ELIMINATIONS    COMBINED        COMBINED
                            ------------   ------------   ------------   ------------
                                (A)           (B)                             (C)
REVENUE
Hotel.....................  $102,392,000                 $ 86,903,000    $102,392,000
Gaming....................    27,505,000                   27,505,000      27,505,000
Rents from Corporation....                 (19,468,000)
Interest from Corporation.                  (1,534,000)
Interest from mortgage and
  other notes.............       124,000                    1,412,000       9,602,000
Rents from other leased
  hotel properties........                                    839,000         839,000
Management fees and other
  income..................       222,000                      475,000         475,000
Gain (loss) on sales of
  hotel assets............        74,000                       21,000          21,000
                            ------------                 ------------    ------------
                             130,317,000                  117,155,000     140,834,000
                            ------------                 ------------    ------------
EXPENSES
Hotel operations..........    80,014,000                   68,132,000      80,014,000
Gaming operations.........    24,055,000                   24,055,000      24,055,000
Rent -- Trust.............    19,468,000   (19,468,000)
Interest -- Trust.........     1,534,000    (1,534,000)
Interest -- other.........     1,167,000                   15,187,000      18,567,000
Depreciation and
  amortization............     5,124,000                    9,232,000      11,849,000

Administrative and
  operating...............     3,000,000                    5,212,000       5,212,000
Provision for losses......                                  2,369,000       2,369,000
                            ------------                 ------------    ------------
                             134,362,000                  124,187,000     142,066,000
                            ------------                 ------------    ------------
        NET INCOME
          (LOSS)..........  $ (4,045,000)                $ (7,032,000)   $ (1,232,000)
                            ============                 ============    ============

   The accompanying notes are an integral part of the pro forma separate and combined statements of operations.

- ---------------

(A) Reflects the historical statements of operations of Hotel Investors Trust for the six months ended June 30, 1994 and the year ended December 31, 1993. Operations for properties sold or pending sale are not considered material to the pro forma presentation.

(B) Reflects the pro forma statement of operations of the assets and liabilities contributed by Starwood Capital Group for the six months ended June 30, 1994 and the year ended December 31, 1993. Pro forma interest income and expense is reflected as if Starwood had contributed the related mortgage notes receivable and notes payable as of January 1, 1993.

(C) Reflects the historical statement of operations of Hotel Investors Corporation for the six months ended June 30, 1994 and the year ended December 31, 1993. Operations for properties sold or pending sale are not considered material to the pro forma presentation.

(D) Reflects the pro forma operating revenues, expenses and depreciation of the hotel assets contributed by Starwood leased to SLC Operating Partnership.

(E) Reflects rents on the hotel assets contributed by Starwood leased to SLC Operating Partnership. The leases between the Trust and the Corporation provide for annual base or minimum rents, plus contingent or percentage rents based on the gross revenue of the properties and are accounted for as operating leases.

(F) Reflects the reduction of interest expense as a result of the $6,000,000 debt payment from the proceeds of the sale of the Albany Holiday Inn to Starwood.

(G) Reflects the amortization of organization costs related to the formation of the Partnerships over a five year period.

(H) Starwood has guaranteed the cash flow from the Harvey Wichita Hotel (which is defined for purposes of the guarantee as cash received by the Operating Partnership from the hotel, less management fees and capital expenditures for the hotel) in the amount of $700,000, $800,000 and $900,000 for the three years following the Reorganization. Related payments, if any, will be accounted for as a reduction in the basis of the property decreasing depreciation expense over the remaining life of the assets. No adjustments for the guarantee have been made as any payments to be received are dependent upon the future operations of the hotel which are not expected to be comparable to the historical operations reflected in the pro forma periods.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of Starwood Wichita Investors, L.P.

     In our opinion, the accompanying balance sheet and the related statements of operations, of changes in partners' capital and of cash flows present fairly, in all material respects, the financial position of Starwood Wichita Investors, L.P. at December 31, 1993 and the results of its operations and its cash flows for the period December 17, 1993 (inception) to December 31, 1993, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Starwood Wichita Investors, L.P.'s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

October 28, 1994
Dallas, Texas

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of Starwood Wichita Investors, L.P.

     In our opinion, the accompanying statements of operations, of changes in division equity/(deficit) and of cash flows present fairly, in all material respects, the results of operations and cash flows for the Wichita East Hotel for the period January 1, 1993 to December 19, 1993, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Wichita East Hotel management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

October 28, 1994
Dallas, Texas

                        STARWOOD WICHITA INVESTORS, L.P.

                                 BALANCE SHEET

                                     ASSETS



                                                                     DECEMBER 31,       JUNE 30,
                                                                         1993             1994
                                                                     ------------      -----------
                                                                                       (UNAUDITED)
Cash and cash equivalents..........................................   $   28,542       $   75,576
Accounts receivable, net of allowance for doubtful accounts ($812 at December 31, 1993 and $2,250 at June 30, 1994;
  respectively)....................................................       38,838          211,680
Inventories........................................................      125,419          100,843
Fixed assets, net of accumulated depreciation (Note 4).............    3,538,202        3,326,568
Other..............................................................       71,677          102,850
                                                                      ----------       ----------
          Total assets.............................................   $3,802,678       $3,817,517
                                                                      ==========       ==========

                                LIABILITIES AND PARTNERS' CAPITAL
Accounts payable -- trade..........................................   $   73,999       $   64,826
Accounts payable -- related parties................................        1,306           58,579
Accrued compensation...............................................       52,046           32,304
Accrued taxes other than income....................................       68,915          108,994
Other accrued liabilities..........................................       29,246           34,294
Capital lease obligations (Note 5).................................      145,136          136,301
                                                                      ----------       ----------
          Total liabilities........................................      370,648          435,298
                                                                      ----------       ----------
Partners' capital (Note 6).........................................    3,432,030        3,382,219
                                                                      ----------       ----------
          Total liabilities and partners' capital..................   $3,802,678       $3,817,517
                                                                      ==========       ==========

   The accompanying notes are an integral part of these financial statements.

                        STARWOOD WICHITA INVESTORS, L.P.

                            STATEMENT OF OPERATIONS

                                     PREDECESSOR          PREDECESSOR        FOR THE PERIOD
                                    FOR THE PERIOD       FOR THE PERIOD     DECEMBER 17, 1993     FOR THE PERIOD
                                  JANUARY 1, 1993 TO   JANUARY 1, 1993 TO    (INCEPTION) TO     JANUARY 1, 1994 TO
                                    JUNE 30, 1993      DECEMBER 19, 1993    DECEMBER 31, 1993     JUNE 30, 1994
                                  ------------------   ------------------   -----------------   ------------------
                                      (UNAUDITED)                                                   (UNAUDITED)
Revenues:
  Rooms.........................      $1,309,649           $2,409,409           $ 23,944            $1,306,700
  Food and beverage.............         393,318              791,811              9,002               392,337
  Telephone.....................          48,216              107,832                868                73,531
  Other.........................          35,115               78,569              2,185                36,933
                                      ----------           ----------           --------            ----------
                                       1,786,298            3,387,621             35,999             1,809,501
Cost of sales -- distributed
  operating expenses:
  Rooms.........................         405,852              868,308             19,938               486,379
  Food and beverage.............         394,315              859,543             18,779               412,683
  Telephone.....................          25,235               66,571              1,242                47,002
  Other.........................          16,777               30,720                276                17,309
                                      ----------           ----------           --------            ----------
Operating department income.....         944,119            1,562,479             (4,236)              846,128
                                      ----------           ----------           --------            ----------
Undistributed operating
  expenses:
  Administrative and general....         321,851              594,711             10,616               229,352
  Advertising and promotion.....         146,108              352,041              9,221               231,999
  Property operation and
     maintenance................         325,766              693,351             22,056               307,931
                                      ----------           ----------           --------            ----------
                                         793,725            1,640,103             41,893               769,282
                                      ----------           ----------           --------            ----------
Fixed charges:
  Depreciation..................         227,143              422,555             18,236               216,484
  Real estate taxes and
     insurance..................         105,802              135,607              2,327                72,897
  Other charges.................          75,933              157,876              1,278                12,276
                                      ----------           ----------           --------            ----------
Operating loss for the period...        (258,484)            (793,662)           (67,970)             (224,811)
Other income....................              --              118,430                 --                    --
Closing costs on sale of
  property......................              --              (21,756)                --                    --
                                      ----------           ----------           --------            ----------
Net loss........................      $ (258,484)          $ (696,988)          $(67,970)           $ (224,811)
                                      ==========           ==========           ========            ==========

   The accompanying notes are an integral part of these financial statements.

                        STARWOOD WICHITA INVESTORS, L.P.

                   STATEMENT OF CHANGES IN PARTNERS' CAPITAL

                                                                                FOR THE PERIOD
                                                                              DECEMBER 17, 1993
                                                                                (INCEPTION) TO
                                                                              DECEMBER 31, 1993
                                                                             --------------------
Partners' capital, beginning of period.....................................       $      -0-
Partners' contributed capital..............................................        3,500,000
Net loss for period........................................................          (67,970)
                                                                                  ----------
Partners' capital, end of period...........................................       $3,432,030
                                                                                  ==========

                                                                                FOR THE PERIOD
                                                                              JANUARY 1, 1994 TO
                                                                                JUNE 30, 1994
                                                                             --------------------
                                                                                 (UNAUDITED)
Partners' capital, beginning of period.....................................       $3,432,030
Partners' contributed capital..............................................          175,000
Net loss for period........................................................         (224,811)
                                                                                  ----------
Partners' capital, end of period...........................................       $3,382,219
                                                                                  ==========

        STATEMENT OF CHANGES IN DIVISION EQUITY/(DEFICIT) (PREDECESSOR)

                                                                                FOR THE PERIOD
                                                                               JANUARY 1, 1993
                                                                               TO JUNE 30, 1993
                                                                             --------------------
                                                                                 (UNAUDITED)
Division equity, beginning of period.......................................       $3,884,613
Net loss for period........................................................         (258,484)
                                                                                  ----------
Division equity, end of period.............................................       $3,626,129
                                                                                  ==========

                                                                                FOR THE PERIOD
                                                                              JANUARY 1, 1993 TO
                                                                              DECEMBER 19, 1993
                                                                             --------------------
Division equity, beginning of period.......................................      $ 3,884,613
Capital withdrawal.........................................................       (3,287,797)
Net loss for period........................................................         (696,988)
                                                                                 -----------
Division deficit, end of period............................................      $  (100,172)
                                                                                 ===========

   The accompanying notes are an integral part of these financial statements.

                        STARWOOD WICHITA INVESTORS, L.P.

                            STATEMENT OF CASH FLOWS

                                    PREDECESSOR          PREDECESSOR        FOR THE PERIOD
                                   FOR THE PERIOD       FOR THE PERIOD     DECEMBER 17, 1993     FOR THE PERIOD
                                 JANUARY 1, 1993 TO   JANUARY 1, 1993 TO    (INCEPTION) TO     JANUARY 1, 1994 TO
                                   JUNE 30, 1993      DECEMBER 19, 1993    DECEMBER 31, 1993     JUNE 30, 1994
                                 ------------------   ------------------   -----------------   ------------------
                                    (UNAUDITED)                                                   (UNAUDITED)
Cash flows from operating
  activities:
  Net loss.....................      $(258,484)          $  (696,988)         $   (67,970)         $(224,811)
  Adjustments to reconcile net
     loss from operations to
     net cash used in operating
     activities:
     Depreciation..............        227,143               422,555               18,236            216,484
     Closing costs on sale of
       property................             --                21,756                   --                 --
     Change in operating assets
       and liabilities:
       Accounts receivable.....       (116,424)              (83,753)             (38,838)          (172,842)
       Inventory...............        (11,596)              101,636             (125,419)            24,576
       Other assets............        152,187               215,103              (71,677)           (88,968)
       Accounts payable........         32,779               175,035               75,305            105,895
       Accrued liabilities.....       (154,150)             (313,508)             150,207             25,385
                                     ---------           -----------          -----------          ---------
          Net cash used in
            operating
            activities.........       (128,545)             (158,164)             (60,156)          (114,281)
Cash flows from investing
  activities:
  Capital expenditures.........         (2,139)             (152,240)           3,411,302)            (4,850)
  Proceeds from sale of
     property..................             --             3,287,797                   --                 --
                                     ---------           -----------          -----------          ---------
          Net cash provided
            by/(used in)
            investing
            activities.........         (2,139)            3,135,557            3,411,302)            (4,850)
Cash flows from financing
  activities:
  Division equity withdrawal...             --             3,287,797)                  --                 --
  Partners' capital
     contribution..............             --                    --            3,500,000            175,000
  Capital lease payments.......         (2,826)              (11,302)                  --             (8,835)
                                     ---------           -----------          -----------          ---------
          Net cash provided
            by/(used in)
            financing
            activities.........         (2,826)           (3,299,099)           3,500,000            166,165
Net increase in cash...........      $(133,510)          $  (321,706)         $    28,542          $  47,034
Cash at beginning of period....        379,864               379,864                   --             28,542
                                     ---------           -----------          -----------          ---------
Cash at end of period..........      $ 246,354           $    58,158          $    28,542          $  75,576
                                     =========           ===========          ===========          =========
SUPPLEMENTAL DISCLOSURES OF
  CASH FLOW INFORMATION
Cash paid during the period
  for:
  Interest.....................      $   2,067           $     8,269          $       -0-          $   5,844
  Income taxes.................            -0-                   -0-                  -0-                -0-

                 SUPPLEMENTARY SCHEDULES OF NONCASH ACTIVITIES

     In addition to the capital assets purchased, the Partnership assumed certain capital lease obligations entered into by the Predecessor. See Note 5 for further discussion of the assumed capital leases.

   The accompanying notes are an integral part of these financial statements.

                        STARWOOD WICHITA INVESTORS, L.P.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1993

 1. ORGANIZATION

     Starwood Wichita Investors, L.P. (the "Partnership"), a Delaware limited partnership, was formed on December 17, 1993 for the purpose of acquiring interests in real estate investments. Starwood Opportunity Fund II, L.P. ("SOFII") is the general partner with 1% interest. SOF-II is also a limited partner owning 89% with the remaining 10% interest owned by Wichita Harvey Partners, Ltd. ("Harvey"). The Partnership acquired the Wichita East Hotel from The Travelers Insurance Company on December 20, 1993. The Travelers Insurance Company (the "Predecessor"), a Connecticut corporation, acquired the real estate property through bankruptcy proceedings and held the hotel until they sold it to the Partnership on December 20, 1993. Although the Partnership was formed on December 17, 1993, the operations of the hotel are not included in the Partnership's accounts until the hotel changed ownership on December 20, 1993. The operations of the hotel are included in the Predecessor financial records through December 19, 1993. The hotel is operated under a management agreement with Harvey Hotel Management Corporation and has 150 rooms.

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Interim Statements

     The interim financial data for the six month periods ended June 30, 1994 and 1993 are unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments necessary for a fair statement of the results for the periods. The results of operations and of cash flows for the six month periods ended June 30, 1994 and 1993 are not necessarily indicative of the results for a full year.

  Cash and cash equivalents

     For purpose of reporting cash flows, cash and cash equivalents include cash in banks and cash on hand.

  Fixed assets

     Fixed assets are stated at the lower of cost or net realizable value. Net realizable value is measured by management on a periodic basis and is determined by estimating the future cash flows of the property less the costs of holding and disposal. Depreciation is provided using accelerated methods over the estimated useful lives of the related assets, generally five to 39 years. The costs of repairs and minor renewals that do not significantly extend the life of the property and equipment are normally expensed as incurred. The costs of major renovation projects are capitalized and depreciated over the related period of benefit.

  Inventories

     Food, linen, china, liquor and other inventories are valued at the lower of cost or market on a first-in, first-out basis.

  Income Taxes

     No provision for income taxes is necessary in the financial statements of the Partnership because, as a partnership, it is generally not subject to federal or state income taxes and the tax effects of its activities flow through to the partners.

     No provision for income tax is provided in the Predecessor financial statements as the hotel is represented as a stand alone entity with no prior history. Therefore, the loss incurred for the period January 1, 1993 to December 19, 1993 is assumed to have no carry back period or benefit.

                        STARWOOD WICHITA INVESTORS, L.P.

                               DECEMBER 31, 1993

 3. RELATED PARTY TRANSACTIONS

     The Partnership has signed a management agreement with Harvey Hotel Management Corporation, a related party to Harvey. The Partnership will pay Harvey Hotel Management Corporation a management fee for operating the hotel. For the period from December 20, 1993 to December 31, 1994, the agreement provides an incentive fee which shall be equal to 20% of the "net operating income" (as defined in the agreement to exclude depreciation, amortization, interest, capital expenditures, and management fees). The incentive fee is subordinate to distributions to owners. For years ending after December 31, 1994, the management fee will be the lesser of $100,000 or total excess cash flows, as defined in the management agreement, plus 25% of the excess cash flow after deducting the amount specified above for incentive fees. During the period December 20, 1993 through December 31, 1993, no management fee was incurred. The Predecessor had Harvey Hotel Management Corporation manage the operations of the real estate property during the period January 1, 1993 to December 19, 1993. Management and marketing expenses paid to Harvey Hotel Management Corporation for the period were approximately $160,000.

     The management agreement also details a preference fee to be paid to Harvey Hotel Management Corporation upon the sale or refinancing of the hotel. The agreement states that net sale (or refinancing) proceeds will be distributed to the owners until they have received a return of their capital contributions, plus an internal rate of return of 15% (as defined) on those contributions. After the return of capital, Harvey Hotel Management Corporation will receive a preference fee equal to 20% of the remaining proceeds.

 4. FIXED ASSETS

     Fixed assets consist of the following:

                                                                           DECEMBER 31,
                                                                               1993
                                                                           ------------
        Land............................................................    $  341,130
        Building and improvements.......................................     1,934,512
        Furniture and equipment.........................................     1,135,660
        Equipment under capital leases..................................       145,136
                                                                           ------------
                                                                             3,556,438
        Less: accumulated depreciation..................................       (18,236)
                                                                           ------------
                                                                            $3,538,202
                                                                            ==========

     The land, building and furniture was purchased for approximately $3,400,000 on December 20, 1993. The purchase price was allocated based on the estimated relative fair value of the individual assets. In addition, furniture and equipment was completely inventoried on the acquisition date.

     Depreciation expense for the period December 20, 1993 to December 31, 1993 was $18,236 and includes depreciation on the assets recorded under capital leases.

 5. LEASES

     The Partnership assumed certain capital equipment leases in the operation of the real estate property which extend through 2000. At the end of the lease term the Partnership has the option to purchase the equipment at the fair market value of the equipment. The implicit interest rate on capital leases is 9%.

                        STARWOOD WICHITA INVESTORS, L.P.

                               DECEMBER 31, 1993

     Capital lease obligations are summarized below for the years ending December 31:

        1994..............................................................   $ 31,089
        1995..............................................................     31,089
        1996..............................................................     31,089
        1997..............................................................     31,089
        1998..............................................................     31,089
        Thereafter........................................................     41,452
                                                                             --------
                                                                              196,897
        Less estimated executory cost included in capital leases..........    (10,969)
                                                                             --------
        Net minimum lease payments under capital leases...................    185,928
        Less amount representing interest.................................    (40,792)
                                                                             --------
        Present value of net minimum lease payments under capital
          leases..........................................................   $145,136
                                                                             ========

     The Partnership leases various equipment under operating leases for use in the operation of the property. Minimum rental commitments under noncancellable leases are as follows at December 31:

        1994...............................................................  $ 8,666
        1995...............................................................    7,688
        1996...............................................................    4,752
        1997...............................................................    4,752
                                                                             -------
        Total minimum lease payments.......................................  $25,858
                                                                             =======

     Rent expense for the period January 1, 1993 to December 19, 1993 was $6,253, and totalled $280 for the remainder of the year.

     The Partnership leases space to various tenants for a hotel gift shop, hair salon, airline ticket outlet and a rooftop antenna. The minimum lease rental income under noncancelable leases for 1993 was approximately $11,600. The leases expire on various dates from 1994 to 1999.

 6. PARTNERS' CAPITAL

     At December 31, 1993, total partners' capital comprised:

                                                     CAPITAL                      PARTNERS'
                                                  CONTRIBUTIONS     NET LOSS       CAPITAL
                                                  -------------     --------     ----------
        SOF-II (90%)............................    $3,150,000      $(61,173)    $3,088,827
        Harvey (10%)............................       350,000        (6,797)       343,203
                                                    ----------      --------     ----------
                                                    $3,500,000      $(67,970)    $3,432,030
                                                    ==========      ========     ==========

     Net loss of the Partnership is allocated to the partners, on a prorata basis, in accordance with the Partnership Agreement.

     The Partnership Agreement states that partner contributions will be limited to $5,340,000 for SOF-II and $600,000 for Harvey. The Agreement requires that contributions be made on a prorata basis, as needed for hotel renovations or operations.

                        STARWOOD WICHITA INVESTORS, L.P.

                               DECEMBER 31, 1993

 7. SUBSEQUENT EVENTS

     During 1994, the partners funded $175,000 to be used for purposes of working capital and hotel renovations.

     On April 15, 1994, the Partnership entered into a construction loan with Bank IV Kansas for the purpose of renovating the property. The construction loan is for $2,250,000 and carries an interest rate of 7.75% during the construction period. The Partnership paid a commitment fee in the amount of $15,000 to secure this financing. At the end of the construction period, the loan will be converted to permanent financing with an annual interest rate of 7.75% fixed for a five year term, or prime plus 1%, adjusted annually with ceiling of 10% and a maximum annual adjustment of 1%. No amount had been drawn on this loan as of June 30, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of the Starwood Capital Group

     We have audited the accompanying schedule of operating revenue and certain expenses of The French Quarter Square Limited (the Properties) for the year ended December 31, 1993. This schedule is the responsibility of the Properties' management. Our responsibility is to express an opinion on this schedule based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of operating revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying schedule of operating revenue and certain expenses was prepared on the basis described in Note 1 and is not intended to be a complete presentation of the Properties' revenues and expenses.

     In our opinion, the schedule of operating revenue and certain expenses audited by us presents fairly, in all material respects, the operating revenue and certain expenses of The French Quarter Square Limited, on the basis described in Note 1, for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

PRICE WATERHOUSE LLP

Dallas, Texas
October 27, 1994

                       THE FRENCH QUARTER SQUARE LIMITED

               SCHEDULE OF OPERATING REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                           PREDECESSOR        PREDECESSOR
                                          FOR THE PERIOD        FOR THE        FOR THE PERIOD   FOR THE PERIOD
                                          JANUARY 1, TO       YEAR ENDED       JANUARY 1, TO      JUNE 15 TO
                                          JUNE 30, 1993    DECEMBER 31, 1993   JUNE 14, 1994    JUNE 30, 1994
                                          --------------   -----------------   --------------   --------------
                                           (UNAUDITED)                           (UNAUDITED)     (UNAUDITED)
Operating revenue:
  Rooms.................................    $1,587,244         $3,280,411        $1,464,461        $135,528
  Food and beverage.....................       559,878          1,165,305           520,086          49,944
  Telephone and other...................        87,526            167,231           111,094           3,858
  Rental................................       312,396            721,356           259,077          17,007
  Expense reimbursements................         3,000              6,266            37,671           1,269
                                            ----------         ----------        ----------        --------
                                             2,550,044          5,340,569         2,392,389         207,606
                                            ----------         ----------        ----------        --------
  Certain expenses (Note 1):
  Cost of sales -- rooms................       347,927            725,628           376,538          24,278
  Cost of sales -- food and beverage....       482,131            971,205           456,470          44,698
  Cost of sales -- telephone and
     other..............................        65,470            130,877            55,089           4,375
  General and administrative............       212,886            500,146           265,686           6,250
  Marketing.............................       210,874            399,519           190,986          10,317
  Energy costs..........................       122,068            260,755           117,285           7,835
  Management fees.......................       126,164            271,313           119,475           9,523
  Real estate taxes.....................        95,267            186,509            90,256           7,700
  Insurance and property operations.....       142,798            297,398           174,175           6,766
  Common area maintenance...............        17,067             36,318            21,530             721
  Other expenses........................        25,989             46,130            41,103             506
                                            ----------         ----------        ----------        --------
                                             1,848,641          3,825,798         1,908,593         122,969
                                            ----------         ----------        ----------        --------
Operating revenue in excess of certain
  expenses..............................    $  701,403         $1,514,771        $  483,796        $ 84,637
                                            ==========         ==========        ==========        ========

         The accompanying notes are an integral part of this schedule.

                       THE FRENCH QUARTER SQUARE LIMITED

          NOTES TO SCHEDULE OF OPERATING REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1993

 1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying schedule of operating revenue and certain expenses relates to the operations of The French Quarter Square Limited (the Properties) located in Lexington, Kentucky. Construction was completed on the Properties in 1989. The Properties consist of a 155 room hotel, a 37,500 square foot shopping center and a 12,000 square foot office building. The shopping center and office space were completed in 1988 and the hotel was completed in 1989.

  Basis of presentation

     This schedule was prepared for the partners of Starwood Capital Group (the Partners), who acquired the Properties in an acquisition from Kentucky Central Life Insurance Company on August 1, 1994. Kentucky Central Life Insurance Company received the Properties through a deed in lieu of foreclosure on June 15, 1994. Prior to ownership by Kentucky Central Life Insurance Company, the Properties were owned by The French Quarter Square Limited (Predecessor), a Kentucky limited partnership, which had filed for protection under Chapter 11 Bankruptcy on September 21, 1993. The Partners are contemplating selling these properties to Hotel Investors Inc. for inclusion in a real estate investment trust portfolio. Accordingly, certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Properties, have been excluded under the assumption that the potential transaction described above will be consummated. Expenses excluded consist of depreciation and valuation adjustments to the building and improvements, interest expense on certain debt to acquire and develop the Properties, and amortization of expenses not directly related to the proposed future operations of the Properties.

  Interim Statements

     The interim financial data for the six month period ended June 30, 1993 and the period from January 1, 1994 to June 15, 1994 as well as the period from June 15, 1994 to June 30, 1994 are unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments and eliminations necessary for a fair presentation of the results for the periods. The schedule of operating revenue and certain expenses for the six month period ended June 30, 1993 and for the period January 1, 1994 to June 15, 1994 as well as the period from June 15, 1994 to June 30, 1994 are not necessarily indicative of the results for a full year.

  Revenue and expense recognition

     The accompanying schedule of operating revenue and certain expenses has been prepared on the accrual basis of accounting.

     Room revenue for the hotel is recognized when earned. Rental revenue on the office building and shopping center is recognized on a straight line basis over the terms of the leases. Percentage rents paid on the retail space are recognized when earned.

 2. RELATED PARTY TRANSACTIONS

     Payments totalling approximately $150,000, for management fees and leasing commissions incurred prior to January 1, 1993, were paid to Graves/Turner Developments, a related party, on various dates between September 2, 1993 and September 21, 1993. In addition, approximately $271,000 in management fees were incurred and paid to French Quarter Properties Inc. and Graves/Turner Developments for management services rendered during the year ended December 31, 1993.

                       THE FRENCH QUARTER SQUARE LIMITED

                               DECEMBER 31, 1993

 3. FUTURE MINIMUM RENTALS UNDER OPERATING LEASES

     The retail and office properties are leased under operating leases with initial noncancellable contracts starting at thirty six months. Some leases provide for tenant reimbursement of certain common area maintenance expenses, insurance and real estate taxes on a monthly basis.

     A summary of the future minimum rentals to be received under noncancelable operating leases is as follows:

        Year ending December 31,
        1994.............................................................  $  361,864
        1995.............................................................     300,508
        1996.............................................................     185,213
        1997.............................................................     144,024
        1998.............................................................      94,524
        Thereafter.......................................................       7,502
                                                                           ----------
                                                                           $1,093,635
                                                                            =========

     Often the retail leases require additional rent to be paid based on a percentage of sales exceeding a specified level.

 4. SUBSEQUENT EVENTS (UNAUDITED)

     The Properties were purchased by Berl Holdings L.P., an affiliate of the Starwood Capital Group in August 1994 for $12,400,000. The purchaser has allocated the purchase price as follows:

        Buildings.......................................................  $ 9,550,000
        Land............................................................    1,350,000
        Furniture and fixtures..........................................    1,500,000
                                                                          -----------
                                                                          $12,400,000
                                                                           ==========

     The purchaser estimates that the buildings have a useful life of 35 years and the furniture and fixtures have a useful life of 5 years. Depreciation will be provided using the straight line method over the estimated lives of the assets. For the year ended December 31, 1993, proforma depreciation expense, calculated using the allocated purchase price, lives and methods outlined would be approximately $573,000. For the six month period ended June 30, 1993 the proforma depreciation would be approximately $286,000. For the period January 1, 1994 to June 14, 1994 the proforma depreciation expense would be $262,000 and for the period June 15, 1994 to June 30, 1994 proforma depreciation expense would be $24,000.

     The management companies of the properties did not make any capital expenditures during the period January 1, 1993 to June 15, 1994.

     Leasing commissions in the amounts of $44,000 on the office building and $48,500 on the retail space were paid during the year ended December 31, 1993. No leasing commissions were paid during the period January 1, 1994 to June 30, 1994.

                          CAPITOL HILL HOLDINGS, INC.

            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                                                       SIX MONTHS        YEAR ENDED        SIX MONTHS
                                                          ENDED         DECEMBER 31,          ENDED
                                                      JUNE 30, 1993         1993          JUNE 30, 1994
                                                      -------------   -----------------   -------------
                                                       (UNAUDITED)                         (UNAUDITED)
Revenues:
  Suites............................................    $1,687,721        $3,146,322        $1,747,125
  Telephone.........................................        54,397           101,665            53,782
  Other.............................................        80,232           147,330            50,916
                                                        ----------        ----------        ----------
                                                         1,822,350         3,395,317         1,851,823
Departmental expenses:
  Suites............................................       439,496           875,318           442,708
  Telephone.........................................        22,486            47,705            22,637
  Other.............................................        26,640            48,232            19,724
                                                        ----------        ----------        ----------
                                                           488,622           971,255           485,069
                                                        ----------        ----------        ----------
Gross profit........................................     1,333,728         2,424,062         1,366,754

Other expenses:
  General and administrative........................       180,563           418,513           196,392
  Advertising and promotion.........................        98,350           210,317            93,612
  Utilities.........................................        64,176           133,693            63,702
  Maintenance and repairs...........................        97,893           185,766           115,024
  Insurance and taxes...............................        74,527           152,834            22,645
  Depreciation......................................       126,800           253,600           164,138
  Management fees (Note 3)..........................        75,164           156,874            81,092
                                                        ----------        ----------        ----------
                                                           717,473         1,511,597           736,605
                                                        ----------        ----------        ----------
Net income..........................................       616,255           912,465           630,149
  Retained earnings, beginning......................       397,976           397,976           605,061
  Distributions to stockholder, net.................      (550,099)         (705,380)         (489,555)
                                                        ----------        ----------        ----------
  Retained earnings (deficit), ending...............    $  464,132        $  605,061        $  745,655
                                                        ==========        ==========        ==========

   The accompanying notes are an integral part of these financial statements.

                          CAPITOL HILL HOLDINGS, INC.

                                 BALANCE SHEETS

                                     ASSETS

                                                                     DECEMBER 31,       JUNE 30,
                                                                         1993             1994
                                                                     ------------     -----------
                                                                                      (UNAUDITED)
Current assets:
  Cash.............................................................   $   91,175       $  220,441
  Accounts receivable:
     Guest and city ledger.........................................      111,067           93,220
     Other.........................................................       22,320           46,119
     Less: Allowance for doubtful accounts.........................        2,676            2,676
                                                                      ----------       ----------
                                                                         130,711          136,663
Inventory, at cost.................................................       51,097           51,461
Other current assets...............................................       20,543           11,048
                                                                      ----------       ----------
          Total current assets.....................................      293,526          419,613
                                                                      ----------       ----------
Fixed assets:
  Land.............................................................    2,258,000        2,258,000
  Building.........................................................    5,042,000        5,042,000
  Building improvements............................................      598,117          756,104
  Furniture, fixtures and equipment................................      419,093          509,978
                                                                      ----------       ----------
                                                                       8,317,210        8,566,082
  Less: Accumulated depreciation...................................      523,591          687,729
                                                                      ----------       ----------
                                                                       7,793,619        7,878,353
                                                                      ----------       ----------
          Total assets.............................................   $8,087,145       $8,297,966
                                                                      ==========       ==========

                               LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Accounts payable.................................................   $  141,597       $  170,456
  Accrued payroll and related taxes................................       20,243           53,087
  Other accrued expenses...........................................       20,244           28,768
                                                                      ----------       ----------
          Total current liabilities................................      182,084          252,311
                                                                      ----------       ----------
Stockholder's equity:
  Common stock, $1.00 par value; 100 shares authorized and
     outstanding...................................................          100              100
  Paid-in-capital..................................................    7,299,900        7,299,900
  Retained earnings................................................      605,061          745,655
                                                                      ----------       ----------
          Total stockholder's equity...............................    7,905,061        8,045,655
                                                                      ----------       ----------
          Total liabilities and stockholder's equity...............   $8,087,145       $8,297,966
                                                                      ==========       ==========

   The accompanying notes are an integral part of these financial statements.

                          CAPITOL HILL HOLDINGS, INC.

                            STATEMENTS OF CASH FLOWS

                                                        SIX MONTHS                           SIX MONTHS
                                                           ENDED                                ENDED
                                                       JUNE 30, 1993       YEAR ENDED       JUNE 30, 1994
                                                        (UNAUDITED)     DECEMBER 31, 1993    (UNAUDITED)
                                                       -------------    -----------------   -------------
Cash flows from operating activities:
  Net income.........................................    $ 616,255          $  912,465        $ 630,149
                                                         ---------          ----------        ---------
  Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation expense..........................      126,800             253,600          164,138
       Gain on sale of fixed assets..................           --              (3,821)              --
       Changes in assets and liabilities:
       Accounts receivable...........................      (51,622)             16,238           (5,952)
       Inventory.....................................        4,403               7,727             (364)
       Other current assets..........................        1,679              (3,249)           9,495
       Accounts payable..............................       82,175              41,351           28,859
       Accrued payroll and related taxes.............        5,161             (27,116)          32,844
       Other accrued expenses........................       17,683             (63,389)           8,524
                                                         ---------          ----------        ---------
          Total adjustments..........................      186,279             221,341          237,544
                                                         ---------          ----------        ---------
     Net cash provided by operating activities.......      802,534           1,133,806          867,693
                                                         ---------          ----------        ---------

Cash flows from investing activities:
  Building improvements..............................     (271,131)           (384,910)        (157,988)
  Furniture, fixtures and equipment purchased........      (66,610)           (142,973)         (90,884)
  Proceeds from sale of fixed assets.................           --               3,821               --
                                                         ---------          ----------        ---------
     Net cash used for investing activities..........     (337,741)           (524,062)        (248,872)
                                                         ---------          ----------        ---------

Cash flows from financing activities:
  Distributions to stockholder.......................     (550,099)           (705,380)        (489,555)
                                                         ---------          ----------        ---------
     Net cash used for financing activities..........     (550,099)           (705,380)        (489,555)
                                                         ---------          ----------        ---------
Net increase (decrease) in cash......................      (85,306)            (95,636)         129,266
Cash at beginning of year............................      186,811             186,811           91,175
                                                         ---------          ----------        ---------
Cash at end of year..................................    $ 101,505          $   91,175        $ 220,441
                                                         =========          ==========        =========

   The accompanying notes are an integral part of these financial statements.

                          CAPITOL HILL HOLDINGS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1993

NOTE 1 -- ORGANIZATION

     On August 5, 1991, Capitol Hill Hotel Corp. (the Corporation) was formed and incorporated in the state of Delaware. The Corporation was a wholly-owned subsidiary of Marine Midland Realty Credit Corporation (see subsequent event
Note 5). On December 15, 1991, the Corporation amended its Articles of Incorporation to change its name to Capitol Hill Holdings, Inc.

     The Corporation was formed to take title to property in connection with a foreclosure settlement agreement dated August 14, 1991 between the Corporation and Capitol Hill Associates, Ltd., the former owner of the property.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of accounting

     The accompanying financial statements have been prepared using the accrual basis of accounting.

  Cash and cash equivalents

     The Corporation considers highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

  Inventory

     Inventory is stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

  Fixed assets

     Fixed assets are stated at the lower of cost or net realizable value. Net realizable value is measured by management on a periodic basis and is determined by estimating the future cash flows of the property less the cost of holding and disposal. Building, building improvements, furniture and fixtures and equipment are depreciated using the straight-line method over estimated lives ranging from 5 to 31 1/2 years. The costs of repairs and minor renewals that do not significantly extend the life of the property and equipment are normally expensed as incurred. The costs of major renovation projects are capitalized and depreciated over the related period of benefit.

     During 1992, the predecessor owner adjusted the basis of the land and buildings to reflect their fair market value and upon foreclosure recorded these assets at $7.3 million.

  Income taxes

     The Corporation is a participant in a joint venture under which the venture partner is ascribed substantially all the results of operations for tax purposes. The venture partner is a foreign corporation which has substantial losses for which no benefit had previously been realized. Accordingly, no provision for income taxes is provided in the accompanying financial statements.

NOTE 3 -- MANAGEMENT AGREEMENT

     On January 1, 1992, the Corporation entered into a management agreement with Hospitality Partners (Hospitality). The agreement provides for a monthly management fee of 10% of adjusted net operating income, as defined in the agreement. The agreement also provides for an incentive management fee equal to 20% of net operating income in excess of $1,000,000. The management and incentive management fees for the year ended December 31, 1993 were $125,738 and $31,136, respectively.

                          CAPITOL HILL HOLDINGS, INC.

                               DECEMBER 31, 1993

     During the year ended December 31, 1993, the Corporation paid $45,600 to Hospitality for certain accounting services provided to the Corporation.

NOTE 4 -- INTERIM STATEMENTS

     The interim financial data for the six month periods ended June 30, 1994 and 1993 are unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments and eliminations necessary for a fair statement of the results of the periods. The results of operations for the six month periods ended June 30, 1994 and 1993 are not necessarily indicitive of the results for a full year.

NOTE 5 -- SUBSEQUENT EVENT

     In August 1994 the Corporation, including substantially all real and personal property, was sold to a third party for approximately $8.8 million.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Maruko, Inc.

We have audited the accompanying balance sheet of the Doubletree Club Hotel of Rancho Bernardo (the "Hotel"), which was owned by Maruko, Inc. ("Maruko") and individual Japanese investors, as of December 31, 1993, and the related statements of operations and owners' equity and of cash flows for the year then ended. These financial statements are the responsibility of the Hotel's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Doubletree Club Hotel of Rancho Bernardo at December 31, 1993, and the results of its operations and its cash flows in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, Maruko applied for protection from creditors under the Corporate Reorganization Law in Japan on August 29, 1991 and under Chapter 11 with the United States Bankruptcy Court on October 30, 1991. On July 1, 1994 and February 3, 1994 the courts approved Maruko's reorganization plan in Japan and in the United States, respectively. As part of the proceedings, the Hotel was sold on September 16, 1994.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 24, 1994

                    DOUBLETREE CLUB HOTEL OF RANCHO BERNARDO

                                 BALANCE SHEETS

                      JUNE 30, 1994 AND DECEMBER 31, 1993

                                     ASSETS

                                                                      JUNE 30,       DECEMBER 31,
                                                                        1994             1993
                                                                     -----------     ------------
                                                                     (UNAUDITED)
CURRENT ASSETS;
  Cash and cash equivalents (Note 1).............................     $  531,660      $  283,062
  Accounts receivable, less allowance for doubtful accounts of
     $6,372 in 1994 and $5,772 in 1993...........................        152,757          65,999
  Due from Operator (Note 2).....................................                        126,000
  Inventories (Note 1)...........................................         13,644          10,124
  Prepaid expenses...............................................          1,159           2,499
                                                                      ----------      ----------
          Total current assets...................................        699,220         487,684

RESTRICTED CASH (Note 2).........................................        383,226         328,394

PROPERTY AND EQUIPMENT, Net (Notes 1 and 4)......................      7,864,272       8,091,886

OTHER ASSETS.....................................................            529             529
                                                                      ----------      ----------
TOTAL............................................................     $8,947,247      $8,908,493
                                                                      ==========      ==========

                                 LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable...............................................     $   32,384      $   21,445
  Due to Operator (Note 2).......................................         26,276          17,206
  Accrued expenses, including pre-petition liabilities of $59,618
     in 1994 and 1993............................................        220,767         221,780
                                                                      ----------      ----------
          Total current liabilities..............................        279,427         260,431

OWNERS' EQUITY...................................................      8,667,820       8,648,062
                                                                      ----------      ----------
TOTAL............................................................     $8,947,247      $8,908,493
                                                                      ==========      ==========

                       See notes to financial statements.

                    DOUBLETREE CLUB HOTEL OF RANCHO BERNARDO

                  STATEMENTS OF OPERATIONS AND OWNERS' EQUITY

SIX-MONTH PERIODS ENDED JUNE 30, 1994 AND 1993 AND YEAR ENDED DECEMBER 31, 1993

                                                                JUNE 30,
                                                        -------------------------     DECEMBER 31,
                                                           1994           1993            1993
                                                        ----------     ----------     ------------
                                                               (UNAUDITED)
REVENUES:
  Room................................................  $1,591,048     $1,414,972      $2,914,592
  Food and beverage...................................     112,538        101,806         197,863
  Telephone...........................................     105,040         91,423         173,716
  Other...............................................      36,890         18,992          49,251
                                                        ----------     ----------     ------------
          Total revenues..............................   1,845,516      1,627,193       3,335,422
                                                        ----------     ----------     ------------
COST OF SALES:
  Room................................................     353,846        314,495         647,623
  Food and beverage...................................      80,765         74,496         143,377
  Telephone...........................................      29,566         22,669          48,957
  Other...............................................       9,479          7,814          15,249
                                                        ----------     ----------     ------------
          Total cost of sales.........................     473,656        419,474         855,206
                                                        ----------     ----------     ------------
                                                         1,371,860      1,207,719       2,480,216
                                                        ----------     ----------     ------------
EXPENSES:
  Operating (Note 2)..................................     575,298        571,822       1,118,253
  General and administrative..........................     224,582        234,591         437,602
  Management and royalty fees (Note 2)................      91,458         81,075         166,211
  Depreciation........................................     227,614        229,455         462,348
                                                        ----------     ----------     ------------
          Total expenses..............................   1,118,952      1,116,943       2,184,414
                                                        ----------     ----------     ------------
NET INCOME............................................     252,908         90,776         295,802
OWNERS' EQUITY:
  Beginning of period.................................   8,648,062      9,007,939       9,007,939
  Distributions (Note 5)..............................    (233,150)      (223,600)       (655,679)
                                                        ----------     ----------     ------------
End of period.........................................  $8,667,820     $8,875,115      $8,648,062
                                                         =========      =========      ==========

                       See notes to financial statements.

                    DOUBLETREE CLUB HOTEL OF RANCHO BERNARDO

                            STATEMENTS OF CASH FLOWS

               SIX-MONTH PERIODS ENDED JUNE 30, 1994 AND 1993 AND
                          YEAR ENDED DECEMBER 31, 1993

                                                                 JUNE 30
                                                         -----------------------     DECEMBER 31,
                                                           1994          1993            1993
                                                         ---------     ---------     ------------
                                                               (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income...........................................  $ 252,908     $  90,776      $  295,802
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation......................................    227,614       229,455         462,348
     Provision for doubtful accounts...................        600                         1,098
     Changes in operating assets and liabilities:
       Accounts receivable.............................    (87,358)      (24,743)         (6,548)
       Due from Operator...............................    126,000
       Inventories.....................................     (3,520)        1,520            (246)
       Prepaid expenses................................      1,340        (1,895)          1,296
       Accounts payable................................     10,939        (4,294)          1,109
       Due to Maruko, Inc. ............................     41,850        26,400          44,321
       Due to Operator.................................      9,070         5,631             585
       Accrued expenses................................     (1,103)       27,731          (1,384)
                                                         ---------     ---------     ------------
          Net cash provided by operating activities....    578,430       350,581         798,381
                                                         ---------     ---------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment...................                   (8,709)        (36,576)
  Increase in restricted cash..........................    (54,832)      (48,987)       (106,699)
                                                         ---------     ---------     ------------
          Net cash used in investing activities........    (54,832)      (57,696)       (143,275)
                                                         ---------     ---------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES --
  Distributions........................................   (275,000)     (250,000)       (700,000)
                                                         ---------     ---------     ------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS...    248,598        42,885         (44,894)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD.........    283,062       327,956         327,956
                                                         ---------     ---------     ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD...............  $ 531,660     $ 370,841      $  283,062
                                                         =========     =========      ==========
SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING
  ACTIVITIES --
  Amounts due to Maruko, Inc. of $41,850 and $26,400
     for the six-month periods ended June 30, 1994 and
     1993, respectively, and $44,321 for the year ended
     December 31, 1993 were credited to owners' equity
     (see Notes 3 and 5).

                       See notes to financial statements.

                    DOUBLETREE CLUB HOTEL OF RANCHO BERNARDO

                         NOTES TO FINANCIAL STATEMENTS

               SIX-MONTH PERIODS ENDED JUNE 30, 1994 AND 1993 AND
                          YEAR ENDED DECEMBER 31, 1993

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General Information -- The Doubletree Club Hotel of Rancho Bernardo (the "Hotel") was owned jointly by Maruko, Inc. ("Maruko"), a Japanese corporation, and individual Japanese investors. Compri Management Corporation No. 8 (the "Operator") operated the Hotel under management and franchise agreements with Maruko (see Note 2).

     Maruko applied to the Tokyo District Court for protection from creditors under the Corporation Reorganization Law on August 29, 1991 and under Chapter 11 with the United States Bankruptcy Court on October 30, 1991. On July 1, 1994, the Tokyo District Court approved Maruko's plan for reorganization under the Corporation Reorganization Law in Japan, and on February 3, 1994, the United States Bankruptcy Court approved Maruko's application for reorganization under Chapter 11. As part of the bankruptcy proceedings, Maruko sold the Hotel on September 16, 1994.

     Interim Financial Statements -- The unaudited interim financial statements of the Hotel have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation for the periods presented. The results of operations and cash flows for interim periods are not necessarily indicative of results for the full year.

     Cash and Cash Equivalents -- The Hotel considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     Inventories -- Inventories, consisting primarily of food and beverage, are stated at the lower of cost or market. Cost is determined on the first-in, first-out method.

     Property and Equipment -- Property and equipment are stated at the lower of cost or not realizable value. Depreciation is computed on the straight-line and accelerated methods over the estimated useful lives of the respective assets.

     Income Taxes -- No provision has been made for income taxes in the financial statements, as any taxable income or loss of the Hotel is included in the income tax returns of Maruko and the individual Japanese investors.

 2.  MANAGEMENT AND FRANCHISE AGREEMENTS

     The management fee is computed in accordance with the terms of the management agreement dated June 29, 1990. The management fee consists of a base fee of 5% of gross revenue, as defined, and a 10% incentive fee on the amount by which net operating income, as defined, exceeds $1,500,000. The franchise agreement requires a royalty fee of 3% of gross room revenues. However, this fee is deductible from the aforementioned 5% base management fee. The management and royalty fees amounted to $91,458 and $81,075 for the six-month periods ended June 30, 1994 and 1993, respectively, and $166,211 for the year ended December 31, 1993. No incentive fee was earned.

     The franchise agreement requires the Hotel to contribute 3% of gross room revenues to the Operator for marketing services. This fee, which is included in operating expenses, amounted to approximately $48,000 and $43,000 for the six-month periods ended June 30, 1994 and 1993, respectively, and $88,000 for the year ended December 31, 1993.

                    DOUBLETREE CLUB HOTEL OF RANCHO BERNARDO

               SIX-MONTH PERIODS ENDED JUNE 30, 1994 AND 1993 AND
                          YEAR ENDED DECEMBER 31, 1993

     The Operator provides centralized accounting and data processing services to the Hotel in accordance with the management agreement. The cost of these services amounted to $24,000 for each of the six-month periods ended June 30, 1994 and 1993 and $48,000 for the year ended December 31, 1993.

     The management agreement includes a provision for the establishment of a fund for replacement of furniture and fixtures, equal to 3% of gross revenues. The fund is classified as restricted cash in the accompanying balance sheets.

     The $126,000 due from the Operator in 1993 was noninterest bearing and was paid in 1994.

     Upon the sale of the Hotel, the management and franchise agreements were terminated.

 3.  RELATED PARTIES

     Maruko paid $41,850 and $26,400 for the six-month periods ended June 30, 1994 and 1993, respectively, and $44,321 for the year ended December 31, 1993 for various expenses on behalf of the Hotel (see Note 5).

 4.  PROPERTY AND EQUIPMENT

     Property and equipment are summarized as follows:

                                                 JUNE 30,    DECEMBER 31,
                                                   1994          1993            LIVES
                                                ----------   ------------   ----------------
        Land and improvements.................  $1,510,346    $1,510,346
        Building and improvements.............   5,701,382     5,701,382      10 to 40 years
        Furniture and equipment...............   2,342,324     2,342,324       3 to 40 years
                                                ----------   ------------
                                                 9,554,052     9,554,052
        Less accumulated depreciation.........   1,689,780     1,462,166
                                                ----------   ------------
                                                $7,864,272    $8,091,886
                                                 =========    ==========

 5. DISTRIBUTIONS

     Certain amounts payable to Maruko will not be settled by cash payments. Accordingly, such amounts have been credited to owners' equity (see Note 3). The Hotel distributed $275,000, $250,000 and $700,000 in each to Maruko for the six-month periods ended June 30, 1994 and 1993 and for the year ended December 31, 1993, respectively.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Joint Proxy Statement is accompanied by a copy of the Companies' Joint Annual Report on Form 10-K for the year ended December 31, 1993, as amended by Form 10-K/A amendments dated September 28, 1994, November 3, 1994 and November 9, 1994 (the "Hotel Investors Form 10-K").

     The following documents previously filed by the Companies with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference:

     1. The Hotel Investors Form 10-K;

     2. The Joint Quarterly Report on Form 10-Q filed by the Companies for the period ended June 30, 1994, as amended by a Form 10-Q/A amendments dated September 28, 1994 and November 3, 1994; and

     3. The Joint Current Report on Form 8-K dated June 13, 1994.

     All documents filed by the Companies pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Special Meetings shall be deemed to be incorporated by reference herein and to be part hereof from the date any such document is filed.

     Any statements contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded. All information appearing in this Joint Proxy statement is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the documents incorporated herein by reference, except to the extent set forth in the immediately preceding statement.

     THIS JOINT PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF ANY SUCH DOCUMENTS, OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE THEREIN, ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS JOINT PROXY STATEMENT IS DELIVERED UPON WRITTEN OR ORAL REQUEST TO JAYNE C. GORDON, SHAREHOLDER RELATIONS, HOTEL INVESTORS TRUST, 11845 WEST OLYMPIC BLVD., SUITE 550, LOS ANGELES, CALIFORNIA 90064 (TELEPHONE NUMBER: (310) 575-3900). IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BEFORE DECEMBER 1, 1994.

     No person is authorized to give any information or to make any representations with respect to the matters described in this Joint Proxy Statement other than those contained herein. Any information or representations with respect to such matters not contained herein must not be relied upon as having been authorized by the Trust or the Corporation. This Joint Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom it is unlawful to make such solicitation in such jurisdiction. The delivery of this Joint Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the affairs of the Trust or the Corporation since the date hereof or that the information in this Joint Proxy Statement is correct as of any time subsequent to the date hereof.

                                              EXHIBIT A TO JOINT PROXY STATEMENT

                    AMENDED PORTIONS OF DECLARATION OF TRUST

CHANGE OF NAME:

     Section 1.1 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

          1.1. Name. The name of the Trust shall be "Starwood Lodging Trust". As far as practicable and except as otherwise provided in this Declaration, the Trustees shall conduct the Trust's activities, execute all documents, and sue or be sued in the name of Hotel Investors Trust, or in their names as Trustees of Hotel Investors Trust.

CLASSIFIED BOARD PROVISIONS:

     Section 2.1 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

          2.1. Number, Term of Office, Qualifications of Trustees. There shall be no less than three (3) nor more than fifteen (15) Trustees. The initial Trustees shall be the signatories to this Declaration as originally executed. Within the limits set forth in this Section 2.1, the number of Trustees may be fixed, increased or decreased from time to time by the Trustees at any particular time provided however that, subject to the provisions of Section 2.3, each Trustee shall hold office until the expiration of his term and until the election and qualification of his successor. Trustees may be re-elected. The Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability. Such individual shall qualify as a trustee when he has either signed the Declaration or agreed in writing to be bound by it. Unless otherwise required by law, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees, in their capacity as trustees, shall not be required to devote their entire time to the business and affairs of the Trust.

          The Trustees shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1995 Annual Meeting of Shareholders, the term of office of the second class to expire at the 1996 Annual Meeting of Shareholders and the term of office of the third class to expire at the 1997 Annual Meeting of Shareholders, with each Trustee to hold office until his or her successor shall have been duly elected and qualified. At each Annual Meeting of Shareholders, commencing with the 1995 Annual Meeting, (i) Trustees elected to succeed those Trustees whose terms then expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election, with each Trustee to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Trustees, Trustees may be elected to fill any vacancy on the Board of Trustees, regardless of how such vacancy shall have been created.

FILLING VACANCIES IN THE BOARD:

     Section 2.4 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

          2.4 Vacancies. If any or all of the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees, if any (even though less than three (3)), may exercise the powers of the Trustees hereunder. Vacancies occurring among the Trustees (including vacancies created by increases in number) may be filled by a majority of the remaining Trustees, though less than a quorum, or by a sole remaining Trustee, and the person so appointed shall hold office for a term expiring at the Annual Meeting of Shareholders at which the term of office of the class to which they have been appointed expires and until his successor is elected and qualified. If at any time there shall be no Trustees in office, successor Trustees shall be elected by the Shareholders as provided in
     Section 6.7.

ELIMINATION OF LIMITATIONS ON BORROWINGS AND INVESTMENTS:

     Section 5.2 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

                            [INTENTIONALLY OMITTED.]

     Section 5.3 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

                            [INTENTIONALLY OMITTED.]

     Section 5.6 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

                            [INTENTIONALLY OMITTED.]

CHANGES IN AUTHORIZED SHARES:

     Section 6.1 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

          6.1. Shares. The units into which the beneficial interests in the Trust will be divided shall be designated as Shares consisting of (a) 100,000,000 Trust Shares with a par value of $0.01 per share and having equal dividend, distribution, liquidation and other rights but without preference, pre-emptive, appraisal, conversion or exchange rights of any kind, (b) 20,000,000 Excess Trust Shares with a par value of $0.01 per share and having the rights provided in Article VI hereof and (c) 5,000,000 Excess Preferred Shares with a par value of $0.01 per share and having the rights provided in Article VI hereof; provided, however, that the Trustees may, in their discretion create and authorize the issuance of Shares of Beneficial Interest evidencing units of beneficial interest in the Trust of one or more additional classes, or one or more series within any such class, with or without par value, having such voting rights, such rights to dividends, distributions and in liquidation, such conversion, exchange and redemption rights, and such designations, preferences, participation, and other limitations or restrictions, as shall not be prohibited by this Declaration or the Real Estate Investment Trust provisions of the Internal Revenue Code or the laws of the State of Maryland and as shall be specified by the Trustees in their discretion in a resolution or resolutions duly adopted by the Trustees and recorded within the State of Maryland in such public offices as this Declaration and any amendments shall have been recorded in accordance with Section 9.8 of this Declaration. As used herein, the term "Shares" shall mean and include (i) the Trust Shares, Excess Trust Shares and Excess Preferred Shares, and (ii) from and after the issuance of Shares of any other and additional classes of Shares of Beneficial Interest, so created and authorized by the Trustees, such Shares of Beneficial Interest. The certificates evidencing the Shares shall be in such form and signed (manually or by facsimile) on behalf of the Trust in such manner as the Trustees may from time to time prescribe or as may be prescribed in the Trustees' Regulations. The certificates shall be negotiable and title thereto and to the Shares represented thereby shall be transferred by assignment and delivery thereof to the same extent and in all respects as a share certificate of a Maryland corporation. There shall be no more than 135,000,000 Shares issued. The Shares may be issued for such consideration as the Trustees shall determine or by way of share dividend or share split in the discretion of the Trustees. Shares reacquired by the Trust shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares reacquired by the Trust may be cancelled and restored to the status of authorized and unissued Shares by action of the Trustees. All Shares shall be fully paid and non-assessable by or on behalf of the Trust upon receipt of full consideration for which then have been issued or without additional consideration if issued by way of share dividend or share split.

ELIMINATION OF CUMULATIVE VOTING:

     The last sentence of the first paragraph of Section 6.7 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

     Whenever any action is to be taken by the Shareholders, such action shall, except as otherwise required by this Declaration or by law, be authorized by a majority of the votes cast at a meeting of Shareholders by holders of Shares entitled to vote thereon.

     Section 6.8 of the Amended and Restated Declaration of Trust is hereby amended to read in its entirety as follows:

          6.8 Proxies. Whenever the vote or consent of Shareholders is required or permitted under this Declaration, such vote or consent may be given either directly by the Shareholder or to a proxy in the form prescribed in the Trustee's Regulations. The Trustees may solicit such proxies from the Shareholders or any of them in any manner requiring or permitting the Shareholders' vote or consent.

REIT OWNERSHIP LIMITATIONS:

     Section 6.12 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

          6.12 Restrictions on Transfer.

           (a) Definitions. The following terms shall have the following meanings:

                "Beneficial Ownership" shall mean ownership of Shares by a Person who would be treated as an owner of such Shares directly, indirectly or constructively through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, or
           Section 544 of the Code, as modified by Section 856(h) of the Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

                "Charitable Beneficiary" shall mean the organization or organizations described in Section 170(c)(2) and 501(c)(3) of the Code selected by the Excess Share Trustee.

                "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                "Excess Shares" shall mean the Excess Trust Shares and the Excess Preferred Shares.

                "Excess Share Trust" shall mean the trust created pursuant to
           Section 6.13 hereof.

                "Excess Share Trust Beneficiary" shall mean a beneficiary of the Excess Share Trust as determined pursuant to Section 6.13 hereof.

                "Excess Share Trustee" shall mean Nina Matis or any successor appointed pursuant to Section 6.13 hereof.

                "Market Price" of any class of Shares on any date shall mean the average of the Closing Price for the five (5) consecutive trading days ending on such date, or if such date is not a trading date, the five consecutive trading days preceding such date. The "Closing Price" on any date shall mean (i) the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or (ii) if such class of Shares is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of Shares is listed or admitted to trading, or

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

           (iii) if such class of Shares is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use, or (iv) if such class of Shares is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such class of Shares selected by the Trustees.

                "Ownership Limit" shall mean (i) in the case of a Person other than an Existing Holder (as defined below) Beneficial Ownership of more than eight percent (8.0%), by value, vote or number, of the Shares and (ii) in the case of a Person who or which was the
           Beneficial Owner, as of December   , 1994 [date of amendment of Trust
           Declaration] (the "Amendment Date"), of more than 8.0% (by vote, value or number) of the Shares (any such Person being referred to as an "Existing Holder"), a percentage (by vote, value or number) equal to the lesser of (a) 9.9% and (b) the percentage of Shares Beneficially Owned by such Existing Holder as of the Amendment Date; provided that if, at any time and from time to time after the Amendment Date, the percentage of Shares Beneficially Owned by an Existing Holder shall decrease (whether by reason of a disposition by such Existing Holder, an increase in the number of outstanding Shares or otherwise), then from and after the time of such decrease the Ownership Limit in the case of such Existing Holder shall be a percentage (by vote, value or number) equal to the greater of (x) 8.0% and (y) the percentage of Shares Beneficially Owned by such Existing Holder after giving effect to such decrease.

                "Purported Beneficial Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Shares, the Person for whom the Purported Record Holder held Shares that were, pursuant to Section 6.12(c) hereof, automatically converted into Excess Shares upon the occurrence of such event.

                "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Shares if such Transfer had been valid under Section 6.12(b) hereof.

                "Purported Record Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Shares, the record holder of the Shares that were, pursuant to Section 6.12(c) hereof, automatically converted into Excess Shares upon the occurrence of such event.

                "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the record holder of the Shares if such Transfer had been valid under Section 6.12(b) hereof.

                "Restriction Termination Date" shall mean the first day of the taxable year for which the Trustees have determined to terminate the Trust's status as a REIT.

                "Transfer" shall mean any sale, transfer, gift, hypothecation, pledge, assignment, device or other disposition of Shares (including
           (i) the granting of any option or interest similar to an option (including an option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Shares), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. For purposes of this definition, whether securities or rights are convertible or exchangeable for Shares shall be determined in accordance with Sections 318 and 544 of the Code.

             (b) Restrictions on Transfers and Other Events. On or after the Restriction Termination Date, the provisions of Sections 6.12 and 6.13 hereof shall be of no further force and effect. Prior to the Restriction Termination Date and except as provided in Section 6.12(i) hereof:

                (1) No Person shall Beneficially Own Shares in excess of the Ownership Limit;

                (2) Any Transfer that, if effective, would result in any Person Beneficially Owning Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such Shares in excess of the Ownership Limit;

                (3) Any Transfer that, if effective, would result in the Shares being Beneficially Owned by fewer than one hundred (100) Persons (determined without reference to any rules of attribution) shall be void ab initio and the intended transferee shall acquire no rights in such Shares; and

                (4) Any Transfer of Shares that, if effective, would result in the Trust being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Shares which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code and the intended transferee shall acquire no rights in such Shares.

           (c) Conversion into Excess Shares.

                (1) If, notwithstanding the other provisions contained in this
           Article VI, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event such that any Person would Beneficially Own Shares in excess of the Ownership Limit, then, except as otherwise provided in Section 6.12(i) hereof, such Shares which would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be converted into that number of shares of Excess Trust Shares or Excess Preferred Shares, as appropriate, equal to the number of Shares being converted, as further described in Section 6.12(c)(3) hereof. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

                (2) If, notwithstanding the other provisions contained in this
           Article VI, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event which, if effective, would cause the Trust to become "closely held" within the meaning of
           Section 856(h) of the Code, then the Shares being Transferred or which are otherwise affected by such event and which, in either case, would cause, when taken together with all other Shares, the Trust to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall automatically be converted into that number of Excess Trust Shares or Excess Preferred Shares, as appropriate, equal to the number of Shares being converted, as further described in Section 6.12(c)(3) hereof. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure.

                (3) Upon conversion of Trust Shares or Preferred Shares into Excess Shares pursuant to this Section 6.12(c), Trust Shares shall be converted into Excess Trust Shares and Preferred Shares shall be converted in Excess Preferred Shares.

             (d) Remedies for Breach. If the Trustees or their designees shall at any time determine in good faith that a purported Transfer or other event has taken place in violation of Section 6.12(b) hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of Section 6.12(b) hereof, the Trustees or their designees may take such action as they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Trust or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership) in violation of
        Section 6.12(b) hereof shall be void ab initio and automatically result in the conversion described in Section 6.12(c)(3) hereof, irrespective of any action (or non-action) by the Trustees or their designees.

             (e) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Shares in violation of Section 6.12(b) hereof, or any Person who is a purported transferee such that Excess Shares result under Section 6.12(c) hereof, shall immediately give written notice to the Trust of such Transfer, attempted Transfer or other event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Trust's status as a REIT.

             (f) Owners Required to Provide Information. Prior to the Restriction Termination Date:

                (1) Every Beneficial Owner of five percent (5%) or more, by vote, value or number, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Shares shall, before January 30 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner, the general ownership structure of such Beneficial Owner, the number of shares of each class of Shares Beneficially Owned, and a description of how such Shares are held.

                (2) Each Person who is a Beneficial Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial Owner shall provide on demand to the Trust such information as the Trust may request from time to time in order to determine the Trust's status as a REIT and to ensure compliance with the Ownership Limit and the REIT requirements of the Code and the regulations published thereunder.

             (g) Remedies Not Limited. Subject to Section 6.12(l) hereof, nothing contained in this Article VI shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

             (h) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.12 or Section 6.13, including any definition contained in Section 6.12(a) hereof, the Trustees shall have the power to determine the application of the provisions of this
        Section 6.12 and Section 6.13 with respect to any situation based on the facts known to them.

             (i) Exception. The Trustees upon receipt of a ruling from the Internal Revenue Service or an opinion of tax counsel, satisfactory to them in their sole and absolute discretion, in each case to the effect that the Trust's status as a REIT will not be jeopardized, may exempt a Person from the Ownership Limit if the Trustees obtain such representations and undertakings from such Person as are reasonably necessary to ascertain that such Person's Beneficial Ownership of Shares will not jeopardize the Trust's status as a REIT.

             (j) Legend. Until the Restriction Termination Date, each certificate for the respective class of Shares shall bear the following legend:

                The Shares represented by this certificate are subject to restrictions on transfer. Unless excepted by the Trustees, no Person may (1) Beneficially Own Shares in excess of 8.0% of the outstanding Shares, by value, vote or number, determined as provided in the Trust's Declaration of Trust, as the same may be amended from time to time (the "Declaration"), and computed with regard to all outstanding Shares and, to the extent provided by the Code, all Shares issuable under existing options and exchange rights that have not been exercised; or (2) Beneficially Own Shares which would result in the Trust being "closely held". Unless so excepted, any acquisition of Shares and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own Shares in excess of the above limitations has an affirmative obligation to notify the Trust immediately upon such attempt. If the restrictions on transfer are violated, the transfer will be void ab initio and the Shares represented hereby will be automatically converted into Excess Shares that will be held in trust. Excess Shares may not be transferred at a profit and may be purchased by the Trust. In addition, certain Beneficial Owners must give written notice as to certain information on demand and on an annual basis. All terms not defined in this legend have the meanings provided in the Declaration. The Trust will mail without charge to any requesting shareholder a copy of the Declaration, including the express terms of each class and series of the authorized Shares of the Trust, within five (5) days after receipt of a written request therefor.

             (k) Severability. If any provision of this Article VI or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

             (l) New York Stock Exchange Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

             (m) Amendment of Sections 6.12 or 6.13. Notwithstanding any other provisions of this Declaration or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of Shares required by law or this Declaration, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all the then-outstanding Shares, voting together as a single class, shall be required to alter, amend or repeal this Section 6.12 or Section 6.13.

     Section 6.13 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

        6.13 Excess Shares.

             (a) Ownership In Trust. Upon any purported Transfer or other event that results in Excess Shares pursuant to Section 6.12(c) hereof, such Excess Shares shall be deemed to have been transferred to Nina Matis (or any successor Excess Share Trustee), as Excess Share Trustee of the Excess Share Trust for the benefit of such Excess Share Trust Beneficiary or Beneficiaries and the Charitable Beneficiary effective as of the close of business on the business day prior to the date of the Transfer or other event. Excess Shares so held in trust shall be issued and outstanding shares of the Trust. The Purported Record Transferee or Purported Record Holder shall have no rights in such Excess Shares. The Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Shares except as provided in Section 6.13(e). Nina Matis, or any successor Excess Share Trustee, may resign by appointing a person independent of the Trust, Corporation or any Excess Share Trust Beneficiary as the Excess Share Trustee. The Excess Share Trustee shall, from time to time, designate one or more charitable organization or organizations as the Charitable Beneficiary.

             (b) Dividend Rights. Excess Shares shall be entitled to the same dividends determined as if no conversion into Excess Shares had occurred. Any dividend or distribution paid prior to the discovery by the Trust that the Shares have been converted into Excess Shares shall be repaid to the Excess Share Trust upon demand. Any dividend or distribution declared but unpaid shall be paid to the Excess Share Trust. All dividends received or other income earned by the Excess Share Trust shall be paid over to the Charitable Beneficiary.

             (c) Rights Upon Liquidation. Excess Shares shall not be entitled to receive any portion of the assets of the Trust on the liquidation or dissolution of the Trust. Upon conversion of Excess Shares into Shares pursuant to Section 6.13(e) hereof, such shares shall be entitled to receive their pro rata share of the assets of the Trust as a result of the liquidation or dissolution of the Trust.

             (d) Voting Rights. The Excess Share Trustee shall vote the Excess Shares which shall have the same voting rights as the Shares into which they are to be converted pursuant to Section 6.13(e) hereof. Any vote cast by the Purported Beneficial Transferee or Purported Record Transferee will, at the election of the Excess Share Trustee, be void ab initio.

             (e) Restrictions On Transfer; Designation of Excess Share Trust Beneficiary. (1) Excess Shares shall not be transferrable. The Excess Share Trustee may freely designate an Excess Share Trust Beneficiary of all or any portion of the beneficial interest in the Excess Share Trust (representing the number of Excess Shares held by the Excess Share Trust attributable to a purported Transfer or other event that results in Excess Shares and designated as to number and class of shares pursuant to the notice provision of this Section 6.13(e)(1)), if the Excess Shares held in the Excess Share Trust would not be Excess Shares in the hands of such Excess Share Trust Beneficiary. If the Excess Shares resulted from a purported Transfer, the Purported Beneficial Transferee shall receive a payment from the Excess Share Trustee that reflects a price per share for such Excess Shares equal to the lesser of (A) the price per share received by the Excess Share Trustee and (B) (x) the price per share such Purported Beneficial Transferee paid for the Share of Beneficial Interest in the purported Transfer that resulted in the Excess Shares, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Shares (through a gift, devise or other transaction), a price per share of Excess Shares equal to the Market Price of the Shares on the date of the purported Transfer that resulted in the Excess Shares. If the Excess Shares resulted from an event other than a purported Transfer, the Purported Beneficial Holder shall receive a payment from the Excess Share Trustee that reflects a price per share of Excess Shares equal to the lesser of (A) the price per share received by the Excess Share Trustee and (B) the Market Price of the Shares on the date of the event that resulted in Excess Shares. Upon such transfer of an interest in the Excess Share Trust, the corresponding shares of Excess Shares in the Excess Share Trust shall be automatically converted into such number of Shares (of the same class as the shares that were converted into such Excess Shares) as is equal to the number of shares of Excess Shares, and such Shares shall be transferred of record to the Excess Share Trust Beneficiary of the interest in the Excess Share Trust designated by the Excess Share Trustee as described above if such Shares would not be Excess Shares in the hands of such Excess Share Trust Beneficiary. Prior to any transfer of any interest in the Excess Share Trust, the Trust must have waived in writing its purchase rights, if any, under Section 6.13(f) hereof. Any funds received by the Excess Share Trustee in excess of the funds payable to the Purported Beneficial Holder or the Purported Beneficial Transfer shall be paid to the Charitable Beneficiary. The Trust shall pay the costs and expenses of the Excess Share Trustee.

             (2) Notwithstanding the foregoing, if a Purported Beneficial Transferee, Purported Beneficial Holder or Excess Share Trustee receives a price for designating an Excess Share Trust Beneficiary of an interest in the Excess Share Trust that exceeds the amounts allowable under
        Section 6.13(e)(1) hereof, such Purported Beneficial Transferee or Purported Beneficial Holder shall be personally liable to, and shall pay, or cause the Excess Share Trust Beneficiary of the interest in the Excess Share Trust to pay, such excess to the Excess Share Trustee who shall pay over such excess to the Charitable Beneficiary.

             (3) Notwithstanding the foregoing, if the provisions of this
        Section 6.13(e) are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Shares may be deemed, at the option of the Trust, to have acted as an agent on behalf of the Trust, in acquiring or holding such Excess Shares and to hold such Excess Shares on behalf of the Trust.

             (f) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale by the Excess Share Trustee to the Trust, or its designee, at a price per Excess Share equal to (i) in the case of Excess Shares resulting from a purported Transfer, the lesser of (A) the price per share of the Shares in the transaction that created such Excess Shares (or, in the case of devise or gift, the Market Price of the Shares at the time of such devise or gift), or (B) the lowest Market

        Price of the class of Shares which resulted in the Excess Shares at any time after the date such shares were converted into Excess Shares and prior to the date the Trust, or its designee, accepts such offer or (ii) in the case of Excess Shares resulting from an event other than a purported Transfer, the lesser of (A) the Market Price of the Shares on the date of such event or (B) the lowest Market Price for Shares which resulted in the Excess Shares at any time from the date of the event resulting in such Excess Shares and prior to the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Transfer which resulted in such Excess Shares and (ii) the date the Trustees determine in good faith that a Transfer or other event resulting in Excess Shares has occurred, if the Trust does not receive a notice of such Transfer or other event pursuant to Section 6.12(e) hereof.

     Section 6.14 of the Amended and Restated Declaration of Trust is hereby amended and restated to read in its entirety as follows:

          6.14 Pairing. Beginning at the time that the payment of a distribution in kind to the Shareholders of the Trust of the shares of common stock of Starwood Lodging Corporation, a Maryland corporation ("Corporation"), shall have occurred ("effective time of the restriction"), and continuing thereafter until such time as the limitation on transfer provided for in the Pairing Agreement to be entered into by the Trust and the Corporation shall be terminated:

             (a) The Trust Shares having a par value of $0.01 per share shall not be transferable, and shall not be transferred on the books of the Trust, unless (1) a simultaneous transfer is made by the same transferor to the same transferee, or (2) such transfer has previously arranged with the Corporation for the acquisition by the transferee, of a like number of shares of the Corporation and such shares and Trust Shares are paired with one another.

             (b) Each certificate evidencing ownership of Trust Shares issued and not canceled prior to the effective time of the restriction shall be deemed to evidence a like number of shares of common stock of the Corporation.

             (c) Any registered holder of a certificate evidencing ownership of Trust Shares issued prior to the effective time of the restriction may, upon request and presentation of said certificate to the Corporation's transfer agent, obtain in substitution therefor a certificate or certificates registered in such holder's name evidencing the same number of shares of common stock of the Corporation and a like number of Trust Shares.

             (d) A legend shall be placed on the face of each certificate evidencing ownership of Trust Shares issued after the effective time of the restriction, referring to the restrictions on transfer set forth herein.

                                              EXHIBIT B TO JOINT PROXY STATEMENT

                           ARTICLES OF AMENDMENT AND
                    RESTATEMENT OF ARTICLES OF INCORPORATION

     FIRST: The name of the corporation ("Corporation") is:

                          Starwood Lodging Corporation

     SECOND: The purposes for which the Corporation is formed are as follows:

          (a) To lease hotels, to acquire hotels, to manage hotels and other real property, either directly or by entering into management contracts, to perform services relating to real estate and to engage in other activities involving hotels and other real estate.

          (b) To engage in any lawful act or activity for which corporations may be organized under, and to have and exercise any and all powers or privileges now or hereafter conferred by, the Maryland General Corporation Law or any Act amendatory thereof or supplemental thereto or in substitution therefor.

     THIRD: The post office address of the principal office of the Corporation in Maryland is:

                                           CT Corporation
                                           32 South Street
                                           Baltimore, Maryland 21202

     FOURTH: The name and post office address of the resident agent of the Corporation in Maryland is:

                                           CT Corporation
                                           32 South Street
                                           Baltimore, Maryland 21202

     FIFTH: The total number of shares of capital stock which the Corporation has authority to issue is one hundred thirty five million (135,000,000) shares, consisting of (a) one hundred million (100,000,000) shares of common stock with a par value of $0.01 per share, (b) ten million (10,000,000) shares of preferred stock with a par value of $0.01 per share, (c) twenty million (20,000,000) shares of excess common stock with a par value of $0.01 per share and (d) five million (5,000,000) shares of excess preferred stock with a par value of $0.01 per share. The preferred stock may be issued in such series and with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and redemption provisions, if any, as may be fixed by the Board of Directors. The excess common stock and the excess preferred stock shall have the rights provided in the NINTH Article hereof. The aggregate par value of all shares of stock which the Corporation has authority to issue is One Million Three Hundred Fifty Thousand Dollars ($1,350,000).

     SIXTH: (a) The Corporation shall have three Directors, which number may be changed from time to time in such manner as the By-Laws of the Corporation shall provide. The Directors shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1995 annual meeting of stockholders, the term of office of the second class to expire at the 1996 annual meeting of stockholders and the term of office of the third class to expire at the 1997 annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the 1995 annual meeting, (i) Directors elected to succeed the class of Directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director of the class to hold office until his or her successor shall have been duly elected and qualified, and (ii) except as otherwise required by law, if authorized by a resolution of the Board of Directors, Directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

     (b) Except as otherwise required by law, unless the Board of Directors otherwise determines, newly created Directorships resulting from any increase in the authorized number of Directors or any vacancies on the Board of Directors resulting from any cause shall be filled only by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such Director's successor shall have been duly elected and qualified. No decrease in the numbers of authorized Directors constituting the entire Board of Directors shall shorten the term of any incumbent Director.

     SEVENTH: Notwithstanding the provisions of the SIXTH Article or any limitations on removal of Directors, the stockholders of the Corporation may remove any director, but only for cause, and only by the affirmative vote of two-thirds (2/3) of all the votes entitled to be cast for the election of Directors.

     EIGHTH: No holder of capital stock of the Corporation shall be entitled as a matter of right to subscribe for, purchase or receive any part of any new or additional issue of capital stock of any class or any options or warrants for such stock or any rights to subscribe to or purchase such stock or securities convertible into or exchangeable for such stock whether now or hereafter authorized or whether issued for money, for a consideration other than money, or for no consideration.

     NINTH: Restrictions on the transferability of stock of the Corporation are as follows:

          (a) Subject to paragraphs (b), (c) and (d) of this NINTH Article, upon surrender to the Corporation or to any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation, or its transfer agent, shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon the Corporation's books.

          (b) Beginning at the time that the payment of a distribution in kind of the shares of common stock of the Corporation shall have occurred ("effective time of the restriction"), and continuing thereafter until such time as the limitation on transfer provided for in the Pairing Agreement to be entered into by Starwood Lodging Trust, a Maryland real estate investment trust ("SLT"), and the Corporation shall be terminated:

             (i) The shares of common stock of the Corporation shall not be transferable, and shall not be transferred on the books of the Corporation unless (1) a simultaneous transfer of a like number of shares of SLT is made by the same transferor to the same transferee, or
        (2) such transferor has previously arranged with SLT for the acquisition by the transferee of a like number of shares of SLT, and in each case such shares are paired with one another.

             (ii) Each certificate evidencing ownership of shares of SLT issued and not cancelled prior to the effective time of the restriction shall be deemed to evidence a like number of shares of common stock of the Corporation.

             (iii) Any registered holder of a certificate evidencing ownership of shares of SLT issued prior to the effective time of the restriction may, upon request and presentation of such certificate to the Corporation's transfer agent, obtain in substitution therefor a certificate or certificates registered in such holder's name evidencing the same number of shares of common stock of the Corporation and a like number of shares of SLT.

             (iv) A legend shall be placed on the face of each certificate evidencing ownership of shares of common stock of the Corporation issued after the effective time of the restriction, referring to the restrictions on transfer set forth herein.

          (c) Restrictions on Transfer.

             (i) Definitions. The following terms shall have the following meanings:

             "Beneficial Ownership" shall mean ownership of shares of capital stock by a Person who would be treated as an owner of such shares of capital stock directly, indirectly or constructively through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, or Section 544 of the Code, as modified by
        Section 856(h) of the Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

             "Charitable Beneficiary" shall mean the organization or organizations described in Sections 170(c)(2) and 501(c)(3) of the Code selected by the Excess Share Trustee.

             "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             "Excess Shares" shall mean the excess common stock and the excess preferred stock.

             "Excess Share Trust" shall mean the trust created pursuant to paragraph (d) of this NINTH Article.

             "Excess Share Trust Beneficiary" shall mean a beneficiary of the Excess Share Trust as determined pursuant to paragraph (d) of this NINTH Article.

             "Excess Share Trustee" shall mean Nina Matis or any successor appointed pursuant to paragraph (d) of this NINTH Article.

             "Market Price" of any class of shares of capital stock on any date shall mean the average of the Closing Price for the five (5) consecutive trading days ending on such date, or if such date is not a trading date, the five consecutive trading days preceding such date. The "Closing Price" on any date shall mean (1) the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or (2) if such class of shares of capital stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of shares of capital stock is listed or admitted to trading, or (3) if such class of shares of capital stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-thecounter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use, or (4) if such class of shares of capital stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such class of shares of capital stock selected by the Board of Directors.

             "Ownership Limit" shall mean (i) in the case of a Person other than an Existing Holder (as defined below), Beneficial Ownership of more than eight percent (8.0%), by value, vote or number, of the shares of capital stock and (ii) in the case of a Person who or which was the Beneficial
        Owner, as of December   , 1994 [date of Restatement of Articles] (the
        "Amendment Date"), of more than 8.0% (by vote, value or number) of the shares of capital stock (any such Person being referred to as an "Existing Holder"), a percentage (by vote, value or number) equal to the lesser of (a) 9.9% and (b) the percentage of shares of capital stock Beneficially Owned by such Existing Holder as of the Amendment Date; provided that if, at any time and from time to time after the Amendment Date, the percentage of shares of capital stock Beneficially Owned by an Existing Holder shall decrease (whether by reason of a disposition by such Existing Holder, an increase in the number of outstanding shares of capital stock or otherwise), then from and after the time of such decrease the Ownership Limit in the case of such Existing Holder shall be a percentage (by vote, value or number) equal to the greater of (x) 8.0% and (y) the percentage of shares of capital stock Beneficially Owned by such Existing Holder after giving effect to such decrease.

             "Person" shall mean any individual, corporation, partnership, joint stock company or association, joint venture, association, company, trust, bank, limited liability company, estate, foundation or other entity and any government, agency or political subdivision thereof.

             "Purported Beneficial Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Shares, the Person for whom the Purported Record Holder held shares of capital stock that were, pursuant to paragraph (c)(iii) of this NINTH Article, automatically converted into Excess Shares upon the occurrence of such event.

             "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of capital stock if such Transfer had been valid under paragraph (c)(ii) of this NINTH Article.

             "Purported Record Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Shares, the record holder of the shares of capital stock that were, pursuant to paragraph (c)(iii) of this NINTH Article, automatically converted into Excess Shares upon the occurrence of such event.

             "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the record holder of the shares of capital stock if such Transfer had been valid under paragraph (c)(ii) of this NINTH Article.

             "REIT" shall mean a real estate investment trust for federal income tax purposes.

             "Restriction Termination Date" shall mean the first day of the taxable year for which the Trustees of SLT have determined to terminate SLT's status as a REIT.

             "Transfer" shall mean any sale, transfer, gift, hypothecation, pledge, assignment, device or other disposition of shares of capital stock (including (1) the granting of any option or interest similar to an option (including an option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of shares of capital stock or (2) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for shares of capital stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. For purposes of this definition, whether securities or rights are convertible or exchangeable for capital stock shall be determined in accordance with Sections 318 and 544 of the Code.

             (ii) Restrictions on Transfers and Other Events. On or after the Restriction Termination Date, the provisions of paragraphs (c) and (d) of this NINTH Article shall be of no further force and effect. Prior to the Restriction Termination Date and except as provided in subparagraph
        (ix) below:

                (1) No Person shall Beneficially Own shares of capital stock in excess of the Ownership Limit;

                (2) Any Transfer that, if effective, would result in any Person Beneficially Owning shares of capital stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of capital stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such shares of capital stock in excess of the Ownership Limit;

                (3) Any Transfer that, if effective, would result in the shares of capital stock being Beneficially Owned by fewer than one hundred
           (100) Persons (determined without reference to any rules of attribution) shall be void ab initio and the intended transferee shall acquire no rights in such shares of capital stock; and

                (4) Any Transfer of shares of capital stock that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (applied as if the Corporation was a REIT) shall be void ab initio as to the Transfer of that number of shares of capital stock which would cause the Trust to be "closely held" within the meaning of

           Section 856(h) of the Code and the intended transferee shall acquire no rights in such shares of capital stock.

             (iii) Conversion into Excess Shares.

                (1) If, notwithstanding the other provisions contained in this NINTH Article, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event such that any Person would Beneficially Own shares of capital stock in excess of the Ownership Limit, then, except as otherwise provided in subparagraph
           (ix) below, such shares of capital stock which would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be converted into that number of shares of excess common stock or excess preferred stock, as appropriate, equal to the number of shares of capital stock being converted, as further described in clause (3) below. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

                (2) If, notwithstanding the other provisions contained in this NINTH Article, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event which, if effective, would cause the Corporation to become "closely held" within the meaning of Section 856(h) of the Code (applied as if the Corporation was a REIT), then the shares of capital stock being Transferred or which are otherwise affected by such event and which, in either case, would cause, when taken together with all other shares of capital stock, the Corporation to be "closely held" within the meaning of
           Section 856(h) of the Code (rounded up to the nearest whole share) shall automatically be converted into that number of shares of excess common stock or excess preferred stock, as appropriate, equal to the number of shares of capital stock being converted, as further described in clause (3) below. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure.

                (3) Upon conversion of common stock or preferred stock into Excess Shares pursuant to subparagraph (iii), common stock shall be converted into excess common stock and preferred stock shall be converted in excess preferred stock.

             (iv) Remedies for Breach. If the Board of Directors or its designees shall at any time determine in good faith that a purported Transfer or other event has taken place in violation of paragraph
        (c)(ii) of this NINTH Article or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any shares of capital stock in violation of paragraph (c)(ii) of this NINTH Article, the Board of Directors or its designees may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership) in violation of paragraph (c)(ii) of this NINTH Article, shall be void ab initio and automatically result in the conversion described in paragraph (c)(iii), irrespective of any action (or non-action) by the Board of Directors or its designees.

             (v) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares of capital stock in violation of paragraph
        (c)(ii) of this NINTH Article, or any Person who is a purported transferee such that Excess Shares result under paragraph (c)(iii), shall immediately give written notice to the Corporation of such Transfer, attempted Transfer or other event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the SLT's status as a REIT.

             (vi) Owners Required to Provide Information. Prior to the Restriction Termination Date:

                (1) Every Beneficial Owner of five percent (5%) or more, by value, vote or number, or such lower percentages as required pursuant to regulations under the Code (applied as if the

           Corporation was a REIT), of the outstanding shares of capital stock shall, before January 30 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the general ownership structure of such Beneficial Owner, the number of shares of each class of capital stock Beneficially Owned, and a description of how such shares are held.

                (2) Each Person who is a Beneficial Owner of shares of capital stock and each Person (including the shareholder of record) who is holding shares of capital stock for a Beneficial Owner shall provide on demand to the Corporation such information as the Corporation may request from time to time in order to ensure compliance with the Ownership Limit and SLT's compliance with the REIT requirements of the Code and the regulations published thereunder.

             (vii) Remedies Not Limited. Subject to paragraph (c)(xii) of this NINTH Article, nothing contained in this NINTH Article shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect SLT and the interests of the Corporation's stockholders by preservation of the SLT's status as a REIT and to ensure compliance with the Ownership Limit.

             (viii) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this paragraph (c) or paragraph (d), including any definition contained in subparagraph (c)(i), the Board of Directors shall have the power to determine the application of the provisions of this paragraph (c) or paragraph (d) with respect to any situation based on the facts known to them.

             (ix) Exception. The Board of Directors upon receipt of a ruling from the Internal Revenue Service or an opinion of tax counsel, satisfactory to them in their sole and absolute discretion, in each case to the effect that the SLT's status as a REIT will not be jeopardized, may exempt a Person from the Ownership Limit if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that such Person's Beneficial Ownership of shares of capital stock will not jeopardize SLT's status as a REIT.

             (x) Legend. Until the Restriction Termination Date, each certificate for the respective class of shares of capital stock shall bear the following legend:

                The shares of capital stock represented by this certificate are subject to restrictions on transfer. Unless excepted by the Board of Directors, no Person may (1) Beneficially Own shares of capital stock in excess of 8.0% of the outstanding shares of capital stock, by value, vote or number, determined as provided in the Corporation's Articles of Incorporation, as the same may be amended from time to time (the "Articles"), and computed with regard to all outstanding shares of capital stock and, to the extent provided by the Code, all shares of capital stock issuable under existing options and exchange rights that have not been exercised; or (2) Beneficially Own shares of capital stock which would result in the Trust being "closely held". Unless so excepted, any acquisition of shares of capital stock and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own shares of capital stock in excess of the above limitations has an affirmative obligation to notify the Corporation immediately upon such attempt. If the restrictions on transfer are violated, the transfer will be void ab initio and the shares of capital stock represented hereby will be automatically converted into Excess Shares that will be held in trust. Excess Shares may not be transferred at a profit and may be purchased by the Corporation. In addition, certain Beneficial Owners must give written notice as to certain information on demand and on an annual basis. All terms not defined in this legend have the meanings provided in the Articles. The Corporation will mail without charge to any requesting stockholder a copy of the Articles, including the express terms of each class and series of the authorized shares of capital stock of the Corporation, within five
           (5) days after receipt of a written request therefor.

             (xi) Severability. If any provision of this NINTH Article or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

             (xii) New York Stock Exchange Transactions. Nothing in this NINTH Article shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

          (d) Excess Shares.

             (i) Ownership In Trust. Upon any purported Transfer or other event that results in Excess Shares pursuant to paragraph (c)(iii) of this NINTH Article, such Excess Shares shall be deemed to have been transferred to Nina Matis (or any successor Excess Share Trustee), as Excess Share Trustee of the Excess Share Trust for the benefit of such Excess Share Trust Beneficiary or Beneficiaries and the Charitable Beneficiary effective as of the close of business on the business day prior to the date of the Transfer or other event. Excess Shares so held in trust shall be issued and outstanding shares of the Corporation. The Purported Record Transferee or Purported Record Holder shall have no rights in such Excess Shares. The Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Shares except as provided in paragraph (d)(v). Nina Matis, or any successor Excess Share Trustee, may resign by appointing a person independent of the Trust, Corporation or any Excess Share Trust Beneficiary as the Excess Share Trustee. The Excess Share Trustee shall, from time to time, designate one or more charitable organization or organizations as the Charitable Beneficiary.

             (ii) Dividend Rights. Excess Shares shall be entitled to the same dividends determined as if no conversion into Excess Shares had occurred. Any dividend or distribution paid prior to the discovery by the Corporation that the shares of capital stock have been converted into Excess Shares shall be repaid to the Excess Share Trust upon demand. Any dividend or distribution declared but unpaid shall be paid to the Excess Share Trust. All dividends received or other income earned by the Excess Share Trust shall be paid over to the Charitable Beneficiary.

             (iii) Rights Upon Liquidation. Excess Shares shall not be entitled to receive any portion of the assets of the Corporation on the liquidation or dissolution of the Corporation. Upon conversion of Excess Shares into shares of capital stock pursuant to paragraph (d)(v), such shares shall be entitled to receive their pro rata share of the assets of the Corporation as a result of the liquidation or dissolution of the Corporation.

             (iv) Voting Rights. The Excess Share Trustee shall vote the Excess Shares which shall have the same voting rights as the shares of capital stock into which they are to be converted pursuant to paragraph (d)(v). Any vote cast by the Purported Beneficial Transferee or Purported Record Transferee will, at the option of the Excess Share Trustee, be void ab initio.

             (v) Restrictions On Transfer; Designation of Excess Share Trust Beneficiary. (1) Excess Shares shall not be transferrable. The Excess Share Trustee may freely designate an Excess Share Trust Beneficiary of all or any portion of the beneficial interest in the Excess Share Trust (representing the number of Excess Shares held by the Excess Share Trust attributable to a purported Transfer or other event that results in Excess Shares and designated as to number and class of shares pursuant to the notice provision of this clause), if the Excess Shares held in the Excess Share Trust would not be Excess Shares in the hands of such Excess Share Trust Beneficiary. If the Excess Shares resulted from a purported Transfer, the Purported Beneficial Transferee shall receive a payment from the Excess Share Trustee that reflects a price per share for such Excess Shares equal to the lesser of (A) the price per share received by the Excess Share Trustee and (B) (x) the price per share such Purported Beneficial Transferee paid for the Share of Beneficial Interest in the purported Transfer that resulted in the Excess Shares, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Shares (through a gift, devise or other transaction), a price per share of Excess Shares equal to the Market Price of the shares of capital stock on the date of the purported Transfer that resulted in the Excess Shares. If the Excess Shares resulted from an event other than a purported Transfer, the Purported Beneficial Holder shall receive a payment from the Excess Share Trustee that reflects a price per share of Excess Shares equal to the lesser of (A) the price per share received by the Excess Share Trustee or (B) the Market Price of the shares of capital stock on the date of the event that resulted in Excess Shares. Upon such transfer of an interest in the Excess Share Trust, the corresponding shares of Excess Shares in the Excess Share Trust shall be automatically converted into such number of shares of common or preferred stock (of the same class as the shares that were converted into such Excess Shares) as is equal to the number of shares of Excess Shares, and such shares of common or preferred stock shall be transferred of record to the Excess Share Trust Beneficiary of the interest in the Excess Share Trust designated by the Excess Share Trustee as described above if such shares of capital stock would not be Excess Shares in the hands of such Excess Share Trust Beneficiary. Prior to any transfer of any interest in the Excess Share Trust, the Corporation must have waived in writing its purchase rights, if any, under paragraph (d)(vi). Any funds received by the Excess Share Trustee in excess of the funds payable to the Purported Beneficial Holder or the Purported Beneficial Transferor shall be paid to the Charitable Beneficiary. The Corporation shall pay the costs and expenses of the Excess Share Trustee.

             (2) Notwithstanding the foregoing, if a Purported Beneficial Transferee, Purported Beneficial Holder or the Excess Share Trustee receives a price for an interest in the Excess Share Trust that exceeds the amounts allowable under paragraph (d)(v)(1) of this NINTH Article, such Purported Beneficial Transferee or Purported Beneficial Holder shall be personally liable to, and shall pay, or cause the Excess Share Trust Beneficiary of the interest in the Excess Share Trust to pay, such excess to the Excess Share Trustee who shall pay over such excess to the Charitable Beneficiary.

             (3) Notwithstanding the foregoing, if the provisions of this paragraph (d)(v) are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Shares may be deemed, at the option of the Corporation, to have acted as an agent on behalf of the Corporation, in acquiring or holding such Excess Shares and to hold such Excess Shares on behalf of the Corporation.

             (vi) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale by the Excess Share Trustee to the Corporation, or its designee, at a price per Excess Share equal to (I) in the case of Excess Shares resulting from a purported Transfer, the lesser of (A) the price per share of the shares of capital stock in the transaction that created such Excess Shares (or, in the case of devise or gift, the Market Price of the shares of capital stock at the time of such devise or gift), or (B) the lowest Market Price of the class of shares of capital stock which resulted in the Excess Shares at any time after the date such shares were converted into Excess Shares and prior to the date the Corporation, or its designee, accepts such offer or (II) in the case of Excess Shares resulting from an event other than a purported Transfer, the lesser of (A) the Market Price of the shares of capital stock on the date of such event or (B) the lowest Market Price for shares of capital stock which resulted in the Excess Shares at any time from the date of the event resulting in such Excess Shares and prior to the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Transfer which resulted in such Excess Shares and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in Excess Shares has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to paragraph
        (c)(v) of this NINTH Article.

          (e) Notwithstanding any other provision of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of capital stock required by law or these Articles of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all the then-outstanding shares of capital stock of the Corporation, voting together as a single class, shall be required to alter, amend or repeal this NINTH Article.

     TENTH: The Corporation shall indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

     ELEVENTH: The provisions for the regulation of the internal affairs of the Corporation are to be stated in the Bylaws of the Corporation, as the same may be amended from time to time.

     TWELFTH: Any amendments to these Articles of Incorporation shall be approved by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

     THIRTEENTH: The Corporation shall not consummate a consolidation, merger, share exchange or sale, lease, exchange or other transfer of all or substantially all of its assets, the stockholder approval of which is required by applicable law, unless such transaction is approved by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

     FOURTEENTH: To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted from time to time, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the effect of this FOURTEENTH Article with respect to any act or omission which occurs prior to such amendment or repeal.

                                              EXHIBIT C TO JOINT PROXY STATEMENT

(Salomon Letterhead)

November 11, 1994

Hotel Investors Corporation                                 (Salomon Bros. Logo)
11845 W. Olympic Boulevard
Suite 560
Los Angeles, California 90064

Hotel Investors Trust
11845 W. Olympic Boulevard
Suite 550
Los Angeles, California 90064

Members of the Board and Trustees:

     You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the holders of shares of Beneficial Interest, $1.00 par value (the "Beneficial Shares"), of Hotel Investors Trust, a Maryland real estate investment trust (the "Trust"), and the holders of shares of Common Stock, $0.10 par value (the "Common Shares" and together with the Beneficial Shares, the "Paired Shares"), of Hotel Investors Corporation, a Maryland corporation (the "Corporation" and collectively with the Trust, the "Companies"), other than Starwood Capital Group, L.P., a Delaware limited partnership and its affiliates (collectively, "Starwood"), of a proposed transaction involving the Companies pursuant to the Formation Agreement dated November 11, 1994 among the Companies and Starwood (the "Agreement").

     As more specifically set forth in the Agreement, and subject to the terms and conditions thereof, the Trust will become the sole general partner of SLT Realty Limited Partnership, a Delaware limited partnership (the "Realty Partnership"), and Starwood will be the limited partner of the Realty Partnership. The Trust will contribute to the Realty Partnership all of the assets of the Trust (subject to substantially all of its liabilities, including the Senior Debt (as defined in the Agreement)) in exchange for an approximate 28.275% interest in the Realty Partnership, subject to adjustment as set forth in the Agreement. Starwood will contribute to the Realty Partnership cash and equity and debt interests in hotels, subject to certain liabilities, in exchange for limited partnership interests ("Realty Units") representing the remaining approximate 71.725% interest in the Realty Partnership, subject to adjustment as set forth in the Agreement. After the Reorganization (as defined below), the Trust will conduct all of its business and operations through the Realty Partnership. Pursuant to the Reorganization, the Corporation and its subsidiaries will become the general partners of SLC Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and Starwood will be the limited partner of the Operating Partnership. The Corporation and its subsidiaries will contribute to the Operating Partnership all of their operating assets (subject to substantially all of their liabilities) in exchange for an approximate 28.275% interest in the Operating Partnership, subject to adjustment as set forth in the Agreement. Such assets will be contributed upon the consummation of the Reorganization, except for certain gaming assets and liabilities which will be contributed upon receipt of certain regulatory approvals. Starwood will contribute to the Operating Partnership cash and other assets, subject to certain liabilities, in exchange for limited partnership interests ("Operating Units") representing the remaining approximate 71.725% interest in the Operating Partnership, subject to adjustment as set forth in the Agreement. After the Reorganization, the Operating Partnership will lease from the Realty Partnership the hotel properties which the Corporation and its subsidiaries presently lease from the Trust and certain properties acquired by the Realty Partnership from Starwood and may lease from the Realty Partnership and operate hotel properties acquired by the Realty

Partnership in the future. Holders of Realty Units and Operating Units (collectively, the "Units") will have the right, subject to certain limitations, to tender to the Trust and the Corporation any or all of the Units held by them in exchange for, at the option of the Trust and the Corporation, either cash, Paired Shares or a combination of cash and Paired Shares representing up to approximately 71.725% of the Paired Shares issued and outstanding after the Reorganization, subject to adjustment as set forth in the Agreement. The transactions described above are hereinafter collectively referred to as the "Reorganization."

     In arriving at our opinion, we have reviewed, analyzed, and relied upon material bearing upon the financial and operating conditions and prospects of the Companies and Starwood and material prepared in connection with the Reorganization, and we have considered such financial and other factors as we deemed appropriate under the circumstances, including, among other things, the following: (i) the Agreement; (ii) the Credit Agreement dated as of January 28, 1993 among the Trust and the Senior Lenders (as defined therein), as amended;
(iii) the Joint Proxy Statement of the Companies relating to the Reorganization;
(iv) the Joint Annual Report to Shareholders and Annual Report on Form 10-K for each of the years in the three-year period ended December 31, 1993, as amended, and the Joint Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, as amended, of the Trust and the Corporation; (v) certain other internal information, primarily financial in nature, including projections prepared by the managements of the Companies concerning the business, assets and operations of the Companies, furnished to us by the managements of the Companies for purposes of our analysis; (vi) certain publicly available information concerning the trading of, and the trading market for, the Paired Shares; (vii) certain internal information, primarily financial in nature, including projections prepared by the management of Starwood, concerning the business, assets and operations of Starwood furnished to us by the management of Starwood for purposes of our analysis; (viii) certain publicly available information with respect to the Trust, the Corporation, Starwood and certain other companies that we believe to be comparable to the Trust and the Corporation and the trading markets for certain of such other companies' securities; (ix) certain publicly available information concerning the nature and terms of certain other transactions which we believe to be reasonably comparable to the Reorganization or otherwise; and (x) the identification of prospective buyers, the solicitation of proposals and the participation in discussions with third parties concerning their interest in a potential transaction with the Companies. We have also met with certain officers and employees of the Trust, the Corporation and Starwood to discuss the foregoing as well as other matters we believe relevant to our inquiry. In this connection, we have also relied upon the representations of the managements of the Companies that the Companies were unable to restructure or refinance their Senior Debt on terms more favorable than currently exist.

     In conducting our review and arriving at our opinion, we have assumed and relied upon the accuracy and completeness of, but we have not assumed any responsibility for independent verification of, the financial and other information provided to us or publicly available. With respect to financial projections, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of the Trust, the Corporation and Starwood as to future financial performances of the Trust, the Corporation and Starwood, respectively. We express no view as to such projections or the assumptions on which they are based. We have not assumed any responsibility for or obtained any independent evaluations or appraisals of the properties or facilities of the Trust, the Corporation or Starwood. We understand that the Companies are contemplating obtaining financing through an equity public offering which is anticipated to occur subsequent to consummation of the Reorganization (the "Offering") and that completion of the Offering is not a condition to the Reorganization.

     In conducting our analysis and arriving at our opinion as expressed herein, we have taken into account our assessment of general economic, market and financial conditions and our experience in similar transactions, as well as our experience in securities valuation in general. Our opinion necessarily is based on conditions as they exist and can be evaluated on the date hereof. Our opinion as expressed herein is limited to the fairness, from a financial point of view, of the Reorganization to the stockholders of the Corporation and the shareholders of the Trust, other than Starwood and does not address the Companies' underlying business decision to effect the Reorganization or constitute a recommendation to any Corporation stockholder or Trust shareholder as to how such holder should vote with respect to the Reorganization. For purposes of this opinion, we have analyzed the

Reorganization as a whole and have not analyzed any of the terms of the Reorganization on an individual basis.

     We have acted as financial advisor to the Board of Directors of the Corporation and the Board of Trustees of the Trust in connection with the Reorganization and will receive a fee for our services. In the past, we have performed certain investment banking services for the Companies and have received fees for such services. In the ordinary course of our securities business, we may trade the Paired Shares for our own account and the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     It is understood that this letter is solely for the benefit and use of the Boards of Directors and Trustees of the Companies in their consideration of the Agreement and may not be relied upon by any other person or used for any other purpose.

     Based upon and subject to the foregoing, we are of the opinion as investment bankers that, as of the date hereof, the Reorganization is fair, from a financial point of view, to the stockholders of the Corporation and the shareholders of the Trust, other than Starwood.

Very truly yours,

SALOMON BROTHERS INC

                  APPENDIX TO JOINT PROXY STATEMENT FILED IN
                        ELECTRONIC FORMAT, PURSUANT TO
                        ITEM 304(A) OF REGULATION S-T
                  ------------------------------------------

        Pursuant to Item 304(a) of Regulation S-T, the following is a narrative description of the charts referred to on pages 9 and 28 of the Joint Proxy Statement (the "Charts"). Pursuant to Item 304(b)(2), such description shall be deemed a part of the filing of the Joint Proxy Statement but shall not be subject to the liability and anti-fraud provisions of the Federal securities laws.

        Each of the Charts depicts the ownership structure and partners of the Partnership after the Reorganization, which structure is described in the text of the Joint Proxy Statement on pages 6-8, 27 and elsewhere in the Joint Proxy Statement.

        The Charts list the following percentage ownership of the Trust and the Corporation after the Reorganization:

                                   Percentage        Percentage
                                   Before Unit       After Unit
     Owners                         Exchange          Exchange
     ------                        -----------       ----------

Current holders (other                97.5%             27.6%
  than Starwood)

Starwood                               2.5%             72.4%


        The Charts also list the following percentage ownership of each of the Partnerships after the Reorganization:

                                   Percentage        Percentage
                                   Before Unit       After Unit
     Owners                         Exchange          Exchange
     ------                        -----------       ----------

The Trust (in the case of             28.3%            100.0%
  the Realty Partnership)
  or the Corporation (in
  the case of the Operating
  Partnership)

Starwood                              71.7%              0%

PROXY

                             HOTEL INVESTORS TRUST
                          HOTEL INVESTORS CORPORATION
          PROXY FOR SPECIAL MEETINGS OF SHAREHOLDERS AND STOCKHOLDERS
                          TO BE HELD DECEMBER 15, 1994

    The undersigned shareholder of Hotel Investors Trust (the "Trust") and stockholder of Hotel Investors Corporation (the "Corporation") hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Trust and the Notice of Special Meeting of Stockholders of the Corporation (the "Special Meetings") and the accompanying Joint Proxy Statement relating to the above-referenced Special Meetings, and hereby appoints, with full power of substitution in each, each of the following persons as attorneys and proxies of the undersigned: (a) with respect to the undersigned's shares of the Trust, Jeffrey C. Lapin and Michael W. Mooney and (b) with respect to the undersigned's shares of the Corporation, Kevin E. Mallory and Bruce M. Ford.
    Said proxies are hereby given authority, as appropriate, to represent and to vote all shares of beneficial interest of the Trust and all shares of common stock of the Corporation held of record by the undersigned and which the undersigned may be entitled to vote at the Special Meetings to be held on December 15, 1994 at the Embassy Suites Hotel, 1515 North 44th Street, Phoenix, Arizona, at 11:00 a.m. and 11:30 a.m., respectively, and at any and all adjournments or postponements thereof, on behalf of the undersigned on the following matters and in the manner designated below:
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

  1. THE REORGANIZATION PROPOSAL. Approval by shareholders of the Trust of the Reorganization Proposal (as defined in the Joint Proxy Statement). Shareholders who wish to vote on the Reorganization Proposal should mark one of the following boxes:

           / /  FOR             / /  AGAINST             / /  ABSTAIN

     Shareholders are also being given the opportunity to vote separately, if they so desire, on the following portions of the Reorganization Proposal by marking the appropriate box for each of the following Items 2 and 3. Adoption of each portion of the Reorganization Proposal (including the Items 2 and 3 below) is a condition to the Reorganization, as more particularly described in the Joint Proxy Statement. The parties to the Reorganization have the right, but not the obligation, to waive conditions to the Reorganization which are not satisfied.

  2. Approval by shareholders of the Trust of amendments to the Declaration of Trust to create a classified Board of Trustees.

           / /  FOR             / /  AGAINST             / /  ABSTAIN

  3. Approval by shareholders of the Trust of amendments to the Declaration of Trust to eliminate the cumulative voting provisions thereof.

           / /  FOR             / /  AGAINST             / /  ABSTAIN

  4. ELECTION OF TRUSTEES. To elect each of the following nominees as Trustees of the Trust: Madison F. Grose, Earle F. Jones, Jeffrey C. Lapin, Jonathan Eilian and Barry S. Sternlicht.

             / /  FOR all of the nominees             / /  WITHHOLD

     Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided:

     ---------------------------------------------------------------------------

     Instruction: Unless otherwise specified in the space below, this proxy shall authorize the proxies named herein to cumulate all votes which the undersigned is entitled to cast at the Special Meetings for, and to allocate such votes among, one or more of the nominees listed above (other than those nominees (if any) for whom authority to vote is withheld) as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected as Trustees of the Trust. To specify a different method of cumulative voting, write "Cumulate For" and the number of votes and the name(s) of the nominees(s) in the space provided below:

     ---------------------------------------------------------------------------

  5. RATIFICATION OF ACCOUNTANTS. To ratify the selection of Deloitte & Touche LLP as the independent public accountants of the Trust for the Trust's 1994 fiscal year.

           / /  FOR             / /  AGAINST             / /  ABSTAIN

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" PROPOSALS 6, 7, 8, 9, 10 AND 11.

  6. THE REORGANIZATION PROPOSAL. Approval by stockholders of the Corporation of the Reorganization Proposal (as defined in the Joint Proxy Statement). Stockholders who wish to vote on the Reorganization Proposal should mark one of the following boxes:

           / /  FOR             / /  AGAINST             / /  ABSTAIN

 Stockholders are also being given the opportunity to vote separately, if they so desire, on the following portions of the Reorganization Proposal by marking the appropriate box for each of the following Items 7 through 9. Adoption of each portion of the Reorganization Proposal (including the Items 7 through 9 below) is a condition to the Reorganization, as more particularly described in the Joint Proxy Statement. The parties to the Reorganization have the right, but not the obligation, to waive conditions to the Reorganization which are not satisfied.

                           (Continued on reverse side)

                                   (Continued)

   7. Approval by stockholders of the Corporation of amendments to the Articles of Incorporation to create a classified Board of Directors.

           / /  FOR             / /  AGAINST             / /  ABSTAIN

   8. Approval by stockholders of the Corporation of amendments to the Articles of Incorporation to provide for removal of Directors only for cause.

           / /  FOR             / /  AGAINST             / /  ABSTAIN

   9. Approval by stockholders of the Corporation of amendments to the Articles of Incorporation to eliminate the cumulative voting provisions thereof.

           / /  FOR             / /  AGAINST             / /  ABSTAIN

  10. ELECTION OF DIRECTORS. To elect each of the following nominees as Directors of the Corporation: Bruce M. Ford, Steven R. Goldman and Barry
      S. Sternlicht.

             / /  FOR all of the nominees             / /  WITHHOLD

      Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided:

      -------------------------------------------------------------------------

      Instruction: Unless otherwise specified in the space below, this proxy shall authorize the proxies named herein to cumulate all votes which the undersigned is entitled to cast at the Special Meetings for, and to allocate such votes among, one or more of the nominees listed above (other than those nominees (if any) for whom authority to vote is withheld) as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected as Directors of the Corporation. To specify a different method of cumulative voting, write "Cumulate For" and the number of votes and the name(s) of the nominees(s) in the space provided below:

      -------------------------------------------------------------------------

  11. RATIFICATION OF ACCOUNTANTS. To ratify the selection of Deloitte & Touche LLP as the independent public accountants of the Corporation for the Corporation's 1994 fiscal year.

           / /  FOR             / /  AGAINST             / /  ABSTAIN

  12. In their discretion, the proxies are authorized to vote on such other matters as may come before either of the Special Meetings.

        This proxy is solicited by the Board of Directors of the Corporation and the Board of Trustees of the Trust and when properly executed, the shares represented hereby will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the approval of Reorganization Proposal as a whole (Proposals 1 and 6 above), FOR the election of all nominees named above as Trustees of the Trust, FOR the election of all nominees named above as Directors of the Corporation, and FOR the ratification of the selection of Deloitte & Touche LLP as independent public accountant. If no direction is made with respect to election of directors or trustees, the holders of this proxy will be authorized to cumulate votes, as described in the Instructions under Proposals 4 and 10 above.

                                            Dated:                  , 1994


                                            -------------------------------
                                                     (Signature)


                                            -------------------------------
                                             (Signature if held jointly)

                                            Note: Please date and sign
                                            exactly as your name(s) appear
                                            on this proxy card. If shares
                                            are registered in more than
                                            one name, all such persons
                                            should sign. A corporation
                                            should sign in its full
                                            corporate name by a duly
                                            authorized officer, stating
                                            his title. When signing as
                                            attorney, executor,
                                            administrator, trustee or
                                            guardian, please sign in your
                                            official capacity and give
                                            your full title as such. If a
                                            partnership, please sign in
                                            the partnership name by an
                                            authorized person.
.                                                         .

              PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
          USING THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE